As filed with the Securities and Exchange Commission on April 1, 2016
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
CIK No. 0001080299

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 29
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 61
Lincoln Life Flexible Premium Variable Life Account S
(Exact Name of Registrant)
Lincoln Corporate Variable 5
Lincoln Corporate Commitment VUL
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2015 was filed March 28, 2016.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2016 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be April 22, 2016.

Supplement Dated May 1, 2016 to Prospectuses Dated May 1, 2016

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Funds Variable Insurance Portfolios
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.

•	Wells Fargo Variable Trust
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2016

2

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
3

relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose policy account value. There can
4

be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5.0%.
Maximum Premium Tax	When you pay a Premium.	5.0%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1.0%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0.0% to 5.0%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
5

Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		A maximum flat fee of $10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.06 per $1,000
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
6

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.82% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.96%. These waivers and reductions generally extend through April 30, 2017 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
7

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
8

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
9

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer
10

meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or
11

summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
This fund will be available on or about May 2, 2016. Consult your registered representative.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	Income and Growth Fund (Class I): Capital growth; income is a secondary consideration. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	International Fund (Class I): Capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
This fund will be available on or about May 2, 2016. Consult your registered representative.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.
•	International Fund (Class 2): Long-term growth of capital.
•	U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
12

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Deutsche Small Cap Index VIP Portfolio (Class A): to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Asset Manager Portfolio (Service Class): High total return. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Freedom 2020 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2030 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2040 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2050 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom Income PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
13

•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Franklin U.S. Government Securities VIP Fund, and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Funds Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy Funds VIP Asset Strategy Portfolio: Total return. This fund will be available on or about May 2, 2016. Consult your registered representative.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Flexible Bond Portfolio (Service Shares): To obtain maximum total return, consistent with preservation of capital.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return. This fund will be available on or about May 2, 2016. Consult your registered representative.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
This fund will be available on or about May 2, 2016. Consult your registered representative.
•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1): To seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
This fund will be available on or about May 2, 2016. Consult your registered representative.
14

•	JPMorgan JPMIT Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation. This fund will be available on or about May 2, 2016. Consult your registered representative.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP AQR Enhanced Global Strategies Fund (Standard Class): Long-term growth of capital.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Multi-Asset Income Fund (Standard Class)(2): To maximize current income; capital appreciation is a secondary objective.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
This fund is available only to existing Owners as of May 2, 2016. Consult your registered representative.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth.
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
15

•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with the preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
(formerly LVIP Money Market Fund)
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
16

•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
17

•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	New Discovery Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Mid-Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Absolute Return 500 Fund (Class IA): To seek to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years) regardless of market conditions.
This fund will be available on or about May 2, 2016. Consult your registered representative.
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are
18

registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
19

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The
20

Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	0.5%
2	3.0%	0.5%
3	2.0%	0.5%
4-7	1.0%	0.5%
8+	0.5%	0.5%
The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1.0% charge from each Premium Payment to help offset the company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.40%
11-20	0.10%-0.20%
21 and after	0.10%
21

The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Total Account Value. Because the Total Account Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Total Account Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy
22

duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
23

Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of
24

proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
25

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable
26

insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
27

Dollar Cost Averaging
Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
28

The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11.0%	2.0%
2	19.6%	2.0%
3	27.7%	2.0%
4	35.4%	2.0%
5	53.2%	2.0%
6	66.1%	2.0%
7+	100.0%	2.0%
29

Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
30

1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
The following rider is not available for issue on or after May 1, 2016.
Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
31

There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative
32

Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Total Account Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
33

2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7.0%	7	4.0%
2	7.0%	8	3.0%
3	7.0%	9	2.0%
4	6.0%	10	1.0%
5	5.5%	11+	0.0%
6	5.0%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16.0%	7	5.0%
2	15.0%	8	3.0%
3	15.0%	9	2.0%
4	12.0%	10	1.0%
5	9.0%	11+	0.0%
6	7.0%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy
34

Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0.0%	7	0.00833%
2	0.0%	8	0.00833%
3	0.0%	9	0.00833%
4	0.0%	10	0.00833%
5	0.0%	11+	0.0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
35

The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
36

2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
37

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Total Account Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Total Account Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Total Account Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Total Account Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
38

The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of 3%.
The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Total Account Value” is the Total Account Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Total Account Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
39

Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Total Account Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Total Account Value as of the date of the Insured’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus theTotal Account Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Total Account Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Total Account Value at the time of the change.
40

Option change	Impact
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Total Account Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Total Account Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
41

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Total Account Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Total Account Value, death benefit and the Specified Amount.
2	Will reduce the Total Account Value and the death benefit, but not the Specified Amount.
3	Will reduce the Total Account Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Total Account Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Total Account Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
42

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Total Account Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	3.5%
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Total Account Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Total Account Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Total Account Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
43

1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
44

No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the
45

same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Total Account Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of
46

the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Total Account Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
47

RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2015 financial statements of the Separate Account and the December 31, 2015 consolidated financial statements of the Company are located in the SAI.
48

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
49

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect

50

our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a
51

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
52

SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2016
Relating to Prospectus Dated May 1, 2016 for
Lincoln Corporate Variable 5 product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.
TABLE OF CONTENTS OF THE SAI

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
2

the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $15,340,650 in 2015, $14,872,036 in 2014, and $19,008,889 in 2013 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
3

its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements and supplementary financial
4

information of the Lincoln Life Flexible Premium Variable Life Account S as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner
5

has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
6

Data reflects:
•	an annual reduction for fund management fees and expenses, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
7

FINANCIAL STATEMENTS
The December 31, 2015 financial statements of the Separate Account and the December 31, 2015 consolidated financial statements of the Company follow.
8

Supplement Dated May 1, 2016 to Prospectuses Dated May 1, 2016

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Funds Variable Insurance Portfolios
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2016

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose policy account value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5.0%.
Maximum Premium Tax	When you pay a Premium.	5.0%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1.0%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0.0% to 5.0%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.

Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45.		$0.17 per $1,000.
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Customized Benefit Enhancement Rider	N/A	There is no charge for this rider.
Earnings Stabilization Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Surrender Value and Loan Spread Enhancement Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.82% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.96%. These waivers and reductions generally extend through April 30, 2017 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
This fund will be available on or about May 2, 2016. Consult your registered representative.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
This fund will be available on or about May 2, 2016. Consult your registered representative.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.
•	International Fund (Class 2): Long-term growth of capital.
•	U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Freedom 2020 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2030 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2040 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom 2050 PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Freedom Income PortfolioSM (Service Class)(2): High total return with a secondary objective of principal preservation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Templeton Global Bond VIP Fund, and the Franklin U.S. Government Securities VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.

•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Funds Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy Funds VIP Asset Strategy Portfolio: Total return. This fund will be available on or about May 2, 2016. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return. This fund will be available on or about May 2, 2016. Consult your registered representative.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
This fund will be available on or about May 2, 2016. Consult your registered representative.
•	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1): To seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
This fund will be available on or about May 2, 2016. Consult your registered representative.
•	JPMorgan JPMIT Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation. This fund will be available on or about May 2, 2016. Consult your registered representative.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP AQR Enhanced Global Strategies Fund (Standard Class): Long-term growth of capital.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Multi-Asset Income Fund (Standard Class)(2): To maximize current income; capital appreciation is a secondary objective.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth.
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation. This fund will be available on or about May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital). (formerly LVIP Money Market Fund)
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP Managed Risk Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.

•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	New Discovery Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Absolute Return 500 Fund (Class IA): To seek to earn a positive total return that exceeds the rate of inflation by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years) regardless of market conditions.
This fund will be available on or about May 2, 2016. Consult your registered representative.

T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.

Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
For Policies issued prior to December 27, 2010, if the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
For Policies issued on or after December 27, 2010, if the total value of the Sub-Accounts and Fixed Account is insufficient to cover the current Monthly Deduction, all coverage under your Policy will lapse. You have a Grace Period, as described in the section entitled “Lapse and Reinstatement”, to pay an amount that will prevent the lapse from occurring.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	1.0%
2	3.0%	1.0%
3-4	2.0%	1.0%
5-7	1.5%	1.0%
8+	1.0%	1.0%
The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1.0% charge from each Premium Payment to help offset the Company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.

Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.30%
11-20	0.10%-0.15%
21 and after	0.10%
The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Accumulation Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.

Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.

Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.

Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or

4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11.0%	2.0%
2	19.6%	2.0%
3	27.7%	2.0%
4	35.4%	2.0%
5	53.2%	2.0%
6	66.1%	2.0%
7+	100.0%	2.0%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and

b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
The following rider is not available for issue on or after May 1, 2016.
Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.

Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy

Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Customized Benefit Enhancement Rider: The Policy can be issued with a Customized Benefit Enhancement Rider (“CBE”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Enhanced Surrender Value Rider or the Surrender Value and Loan Spread Enhancement Rider.
The rider provides a Customized Benefit Enhancement (“CBE”) which is an amount that may be added to the Surrender Value provided under the Policy. The CBE, if any, will be available only upon the Eligible Surrender of your Policy. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The amount of the CBE is not a value used when determining whether a Policy will Lapse or in calculating amounts available for Policy loans or Partial Surrenders. Also, if you cancel the Policy during the Right To Examine period, the CBE Amount (that portion of the CBE Balance, see below, that is available to be paid upon an Eligible Surrender) is not payable.
In calculating the CBE, we first determine the “CBE Balance”. The CBE Balance is the basis for determining the CBE Amount available to you each Policy Year. The CBE Balance at issue is used to establish the CBE Schedule (explained below). After the initial calculation, on each subsequent Policy Anniversary, a new CBE Balance is calculated for the next Policy Year and may subsequently be adjusted based on any Partial Surrender activity throughout the year. We also consider whether or not a term insurance rider has been chosen. These calculations are explained below.
The CBE Schedule reflects (a) the Policy Years during which the CBE will be available to you; (b) the CBE Percentage Rates; and (c) the Maximum CBE Percentage Rates, which are used with a Term Blend Adjustment Factor, as described further below, to determine the portion of the CBE Balance (or “CBE Amount”), that is available to you each year upon the Eligible Surrender of your Policy. The CBE Percentage Rates and the Maximum CBE Percentage Rates are shown on the Rider Specification page of your Policy.
Upon the Eligible Surrender of your Policy during the CBE Schedule, the CBE Amount used in calculating the surrender proceeds paid will be only the amount calculated as being available for the then current Policy Year as shown in the CBE Schedule. The CBE Schedule and CBE Percentage Rates that best suit your financial needs are determined during the financial underwriting process and will not change after the issuance of the Policy with this Rider.
Under the terms of the rider, in determining the amount of your Surrender Proceeds, in lieu of the Surrender Value as described in the Policy, we will pay an amount equal to:
a.	the Net Accumulation Value, less;
b.	any accrued loan interest not yet charged; plus
c.	the CBE Amount, if any.
As noted above, in determining the CBE Balance and CBE Amount we consider whether or not you have elected a term insurance rider. Accordingly, assuming you effect an Eligible Surrender:
1. For Policies without a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium; minus (b) the sum of any
33

Partial Surrenders. The CBE Amount payable in the first Policy Year, will be determined on any Valuation Day by multiplying (a) the CBE Balance; by (b) the applicable CBE Percentage Rate.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Policy Specified Amount: $3,000,000
Target Face Amount: $3,000,000
Premium Paid: $120,000.00
Target Premium: $121,113.42
CBE Percentage Rate: 9.0%
Maximum CBE Percentage Rate: 11.0%
Partial Surrender: $0
At the end of the first Policy Year, based on the sample policy above, the CBE Balance can be calculated as the lesser of (a) minus (b), or (c), where:
(a)	Premium paid: $120,000.00;
(b)	Partial Surrenders: $0;
(c)	Target Premium: $121,113.42;
In this example, the CBE Balance calculated at the end of the first Policy Year is $120,000.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as (d) times (e), where:
(d)	CBE Balance: $120,000;
(e)	CBE Percentage Rate: 9.0%;
In this example, the CBE Amount is $10,800.
In each Policy Year after the first (i.e. “Subsequent Policy Year”), the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount payable in a Subsequent Policy Year will be calculated on any Valuation Day by multiplying the then current CBE Balance by the applicable CBE Percentage Rate.
2. For Policies with a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium multiplied by the ratio of the Target Face Amount to the Initial Policy Specified Amount of the base Policy; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 55
34

Policy Specified Amount: $1,500,000
Target Face Amount: $2,000,000
Premium Paid: $134,100.00
Target Premium: $100,612.91
CBE Percentage Rate: 10.5%
Maximum CBE Percentage Rate: 11.0%
Minimum Adjustment Factor: 0.75%
Term Blend Adjustment Factor: 0.9375%
Partial Surrender: $10,000
At the end of the first Policy Year, based on the sample policy above, the CBE Balance is calculated as the lesser of (a) minus (b), or (c) times (d) divided by (e), where:
(a)	Premium paid: $134,100.00;
(b)	Partial Surrenders: $10,000;
(c)	Target Premium $100,612.91
(d)	Target Face Amount $2,000,000
(e)	Policy Specified Amount $1,500,000
In this example, the CBE Balance calculated at the end of the first Policy Year is $124,100.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as the lesser of (f) times (g) times (h), or (g) times (i), where:
(f)	Maximum CBE Percentage Rate: 11.0%
(g)	CBE Balance: $124,100
(h)	Term Blend Adjustment Factor: 0.9375%
(i)	CBE Percentage Rate: 10.5%;
In this example, the CBE Amount is $12,779.81.
In each of the examples the CBE Amount is added to the Net Accumulation Value (less any accrued loan interest not yet charged) to determine the Surrender Value of the Policy.
In each Subsequent Policy Year, the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount then will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage Rate.
The Term Blend Adjustment Factor will equal (1) plus [(2) multiplied by (3)] where:
(1)	is the Minimum Adjustment Factor, as shown on the Rider Specifications page.
(2)	is one minus the Minimum Adjustment Factor.
(3)	is the ratio of the Base Policy Specified Amount to the Target Face Amount, as shown on the Policy Specifications page.
Additional terms to consider:
35

If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	the amount determined under the death benefit option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	an amount equal to the Accumulation Value of the Policy plus any applicable CBE Amount available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
The CBE calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Earnings Stabilization Rider.   The Policy can be issued with an Earnings Stabilization Rider (“ESR”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Adjustable Benefit Enhancement Rider, Customized Benefit Enhancement Rider or the Surrender Value and Loan Spread Enhancement Rider.
In order to receive the Full Surrender Value and the Earnings Stabilization Enhancement, you must provide us with six months advance notice in writing of your intent to surrender. If you request a Full Surrender without the six months advance notice, you will receive only the Surrender Value of your Policy without any additional amount provided by this rider. The Earnings Stabilization Enhancement will not be paid. We reserve the right to waive this notice requirement at any time. Please contact your registered representative to determine if a waiver is currently in effect.
This rider provides an Earnings Stabilization Enhancement which is an amount that will be added to the Surrender Value provided under your Policy upon an Eligible Surrender. The Earnings Stabilization Enhancement is available only within the first 10 Policy Years after the Case Date shown on the Rider Specification page of your Policy. A Case is all inforce life insurance policies issued within the same company and the Case Date is the first policy issued under that Case. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders and withdrawals of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The Earnings Stabilization Enhancement is not an amount or value used when determining whether a Policy will Lapse or in calculating amounts available for Policy Loans or Partial Surrenders. Also, if you cancel the Policy during the Right To Examine period, the Earnings Stabilization Enhancement is not payable.
Under the terms of the rider, in determining the amount of your Surrender Proceeds in lieu of the Surrender Value as described in your Policy, we will pay an amount equal to:
1.	The Surrender Value on the date of the Eligible Surrender; plus
2.	The Earnings Stabilization Enhancement, if any.
The Earnings Stabilization Enhancement is calculated each calendar day and is the lesser of (a) or (b), multiplied by (c) where:
(a) is the Target Enhancement Amount.
(b) is the Maximum Enhancement Amount.
(c)	is the Earnings Stabilization Multiplier.
(a) Target Enhancement Amount. On each calendar day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of your Policy and is guaranteed never to be less than zero. To calculate the Target Enhancement Amount, we first determine the Target Surrender Value. On the Policy Date, the
36

Target Surrender Value is equal to the initial Premium paid. Thereafter, on each calendar day, the Target Surrender Value will be calculated as (1), plus (2), minus (3), plus (4), where:
(1) is the Target Surrender Value as of the prior Monthly Anniversary Day.
(2) is the sum of all Premiums received since the prior Monthly Anniversary Day.
(3) is the sum of any Partial Surrenders since the prior Monthly Anniversary Day.
(4) is daily equivalent interest on items (1) and (2) and (3) calculated using the Target Yield Rate as shown on the Rider Specification Pages and below.
Target Yield Rate.   The Target Yield Rates are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Target Yield Rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7.0%	6	4.0%
2	6.5%	7	3.0%
3	6.0%	8	2.0%
4	5.5%	9	1.0%
5	5.0%	10	0.5%
(b) Maximum Enhancement Amount.   The Maximum Enhancement Amount is calculated each calendar day while this rider is in effect, as the sum of (1) plus (2), multiplied by (3), and, if applicable, multiplied by (4) where:
(1) is the Maximum Enhancement Premium.
(2) is the cumulative Maximum Enhancement Premium for each previous Policy Year.
(3) is the applicable Maximum Enhancement Rate.
(4) is the Term Blend Adjustment Factor.
Maximum Enhancement Premium. The Maximum Enhancement Premium for any given year is calculated as the lesser of (1) or (2) where:
(1) is the sum of the Premiums paid during the Policy Year less the sum of any Partial Surrenders during the Policy Year.
(2) is the Target Premium for the Policy Year; multiplied by the ratio of the Target Specified Amount to the Basic Policy Specified Amount of your Policy.
Maximum Enhancement Rate.   The Maximum Enhancement Rate is expressed as a percentage, is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	13.0%	6	6.0%
2	12.0%	7	4.0%
3	11.0%	8	3.0%
4	11.0%	9	2.0%
5	9.0%	10	1.0%
If a term insurance rider is attached to your Policy and in effect, the Maximum Enhancement Amount in any Policy Year will also be multiplied by the Term Blend Adjustment Factor.
37

Term Blend Adjustment Factor. The Term Blend Adjustment Factor is determined at issue and may change as the result of increases, decreases and Partial Surrender. The Term Blend Adjustment Factor will equal (1) multiplied by (2) plus (3) where:
(1) is the ratio of the Base Policy Specified Amount to the Target Specified Amount of your Policy, as shown on the Policy Specification page.
(2) is 0.25
(3) is 0.75
The Term Blend Adjustment Factor is equal to 1.0 if no term insurance rider is attached to the Policy or if the term insurance rider on the Policy has been terminated after issue.
(c) Earnings Stabilization Multiplier. The Earnings Stabilization Multiplier is calculated by determining the current values of the following:
(1)	the Fixed Account
(2)	money market Sub-Accounts; and
(3)	non-money market Sub-Accounts.
We then take the sum of the cumulative current values invested in each investment allocation noted above to determine the Net Accumulation Value of the Policy. Once the Net Accumulation Value of the Policy is determined, we then calculate the Daily Stabilization Factor applicable to the Policy.
The Daily Stabilization Factor. The Daily Stabilization Factor is calculated daily on each calendar day as (1) minus (2) multiplied by (3), where:
(1) is 1.
(2) is 1 minus the Earnings Stabilization Multiplier Floor Rate.
(3) is the sum of the Fixed Account and money market Sub-Account values of the Policy divided by the Net Accumulation Value.
Earnings Stabilization Multiplier Floor Rate. The Earnings Stabilization Multiplier Floor Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Earnings Stabilization Multiplier Floor Rate is 50.000%.
Once the Daily Stabilization Factor is determined, we then calculate the Earnings Stabilization Multiplier as follows:
In the first Policy Year, the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of all Daily Stabilization Factors since the Policy Date divided by the sum of the number of calendar days since the Policy Date. Thereafter, in each subsequent Policy Year the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of the previous 365 Daily Stabilization Factors divided by 365.
As noted above, in determining the Earnings Stabilization Enhancement we consider whether or not you have elected a term insurance rider.
For Policies without a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy without a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Premium Paid: $25,000
38

Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5.0%
Maximum Enhancement Rate: 16.0%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value: $0
(b) Premiums received: $25,000
(c) Any Partial Surrender: $0
(d) Daily equivalent interest on items (a) and (b) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
This results in a Target Surrender Value at the end of Policy Year 1 to be $26,250.
The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 multiplied by ($750,000/$750,000) = $30,279.95; and
(b) the applicable Maximum Enhancement Rate: 16.0% = 0.16
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 or $4,000
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $4,000
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $4,000) = $3,200
The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,200) which equals $25,200.
For Policies with a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy with a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Term Policy Specified Amount: $250,000
39

Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5.0%
Maximum Enhancement Rate: 16.0%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the current Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value as of the rider’s Effective Date: $0
(b) All Premiums received in the first Policy Year: $25,000
(c) Any Partial Surrender in the first Policy Year: $0
(d) Daily equivalent interest on items (a) and (b) and (c) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
Thus, the Target Surrender Value at the end of Policy Year 1 is $26,250.
The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b) multiplied by (c), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 ($1,000,000/$750,000) = $40,373.27; and
(b) the applicable Maximum Enhancement Rate: 16.0% = 0.16
(c) the Term Blend Adjustment Factor multiplied by (Base Specified Amount/Total Specified Amount):
0.75 + 0.25 multiplied by (750,000/1,000,000) = 0.9375
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 x 0.9375 or $3,750
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $3,750
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $3,750) = $3,000
The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,000) which equals $25,000.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
40

1.	The amount determined under the Death Benefit Option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	An amount equal to the Accumulation Value of the Policy plus any applicable Earnings Stabilization Enhancement available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table of the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
Please note that the Earnings Stabilization Enhancement calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
41

Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7.0%	7	4.0%
2	7.0%	8	3.0%
3	7.0%	9	2.0%
4	6.0%	10	1.0%
5	5.5%	11+	0.0%
6	5.0%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16.0%	7	5.0%
2	15.0%	8	3.0%
3	15.0%	9	2.0%
4	12.0%	10	1.0%
5	9.0%	11+	0.0%
6	7.0%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
42

Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0.0%	7	0.00833%
2	0.0%	8	0.00833%
3	0.0%	9	0.00833%
4	0.0%	10	0.00833%
5	0.0%	11+	0.0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Surrender Value and Loan Spread Enhancement Rider. The Policy can be issued with a Surrender Value and Loan Spread Enhancement Rider at no additional charge. The rider must be elected at application and may not be available on all policies. For example, you may not choose this rider if you have elected the Adjustable Benefit Enhancement Rider or the Enhanced Surrender Value Rider.
Surrender Value Enhancement. If this rider is included with your Policy and you effect an “Eligible Surrender” within the first four Policy Years (the “Surrender Value Enhancement Period”), the proceeds you will receive will be increased by a certain amount over what you would have received had you not elected this rider. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of the Policy’s Surrender Value are not “Eligible Surrenders”. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code is also not an Eligible Surrender, unless you reside in a state where such an exception is not allowed.
43

The Surrender Value Enhancement only applies during the Surrender Value Enhancement Period and only while the rider is In Force. It is calculated as follows: (a) multiplied by (b) multiplied by (c) multiplied by (d) where:
(a) is the applicable Surrender Value Enhancement Rate
(b) is the Term Blend Adjustment Factor; and
(c) is the cumulative Surrender Value Enhancement Premium; and
(d) is the Surrender Value Enhancement Multiplier (100%, 75% or 50% depending on the Surrender Value and Loan Spread Enhancement option chosen, see below)
These terms are explained below.
Surrender Value Enhancement Rate. This rate is taken from a table of rates shown in your Policy and is based on our expectations of future investment earnings, persistency and expenses, including taxes. The rate for Policy Year 1 will be as shown in the table of rates in your Policy. The rates in Policy Year 2 through Policy Year 4 will be determined annually and are guaranteed to fall within a range of rates from 10% to 0.25%. At the beginning of Policy Year 5 and thereafter, the rate will be zero.
Term Blend Adjustment Factor. If you do not have a term insurance rider in effect under your Policy, the Term Blend Adjustment Factor is equal to 1.0. If a term insurance rider is in effect under your Policy, this factor is calculated as (a) divided by (b) multiplied by (c) plus (d) where:
(a) is your Policy Specified Amount on the date of the Eligible Surrender;
(b) is the total of your Policy Specified Amount and any additional Specified Amount provided under a term insurance rider in effect as of the date of Eligible Surrender;
(c) is .70;
(d) is .30.
Surrender Value Enhancement Premium. The Surrender Value Enhancement Premium is an amount equal to the lesser of (1) and (2) where:
(1) is the sum of the policy Premiums paid during the Policy Year; less the sum of any Partial Surrenders paid during the Policy Year; or
(2) is the policy Target Premium for the applicable Policy Year multiplied by the ratio of the Target Specified Amount to the base Policy’s Specified Amount. The Target Premium, Target Specified Amount and base Policy’s Specified Amount are all shown in the Policy. As provided in the Policy, the Target Premium is subject to change based on future changes you make to the Policy (i.e. withdrawals, changes in Specified Amount).
Cumulative Surrender Value Enhancement Premium. This is an amount equal to the total of Surrender Value Enhancement Premiums you have paid to date as of the date of the Eligible Surrender.
Surrender Value Enhancement Multiplier. This number is found in your Policy and is based on the Surrender Value and Loan Spread Enhancement Option you have selected. The multiplier and Loan Spread Enhancement Option are described below.
The following example demonstrates a hypothetical Surrender Value Enhancement calculation at the end of Policy Year two.
Sample Policy:
Insured: Male Standard Non-tobacco, age 40
100% Base (No Term)
Specified Amount : $2,476,965
Target Specified Amount: $2,476,965
44

Premium Payment: $100,000 Single Pay
Target Premium: $100,003.18
Surrender Value Enhanced Rate: 4%
Surrender Value Enhancement Multiplier: 100%
Surrender Value: $103,391.04
At the end of Policy Year two based on the above sample policy the calculation would be as follows:
(a) Surrender Value Enhancement Rate: 4%
(b) Term Blend Adjustment Factor: 1%
(c) Cumulative Surrender Value Enhancement Premium: $100,000.00
(d) Surrender Value Enhancement Multiplier: 100%
Thus, (a) multiplied by (b) multiplied by (c) multiplied by (d) = an enhancement of $4,000.00. This results in a Surrender Value of $107,391.04 after the Surrender Value Enhancement is applied.
Loan Spread Enhancement. This rider offers you the option to receive the full amount of the Surrender Value Enhancement (Surrender Value and Loan Enhancement Option 1) or one of two lesser enhancements (Option 2 or 3) in exchange for a lower net cost of borrowing in later Policy Years.
The difference between the interest rate we charge you for Policy Loans and the interest we credit to your Policy’s Loan Collateral Account represents your net cost of borrowing and is called the “Loan Spread.” The amount of your Loan Spread under this rider is determined by the amount of Surrender Value Enhancement you agree to receive on an Eligible Surrender. At the time of application, you will select a Surrender Value and Loan Spread Enhancement Option which thereafter cannot be changed. Your choice of option will determine:
(a) the percentage of the Surrender Value Enhancement amount (the “Surrender Value Enhancement Multiplier” or “Multiplier”) you would receive in the event of an Eligible Surrender; and
(b) the Loan Spreads that would be available with respect to any outstanding Policy Loans.
Accordingly, if you have outstanding Policy Loans, while the rider is In Force, the Loan Spread is guaranteed not to exceed the Loan Spread Enhancement Rates shown in your Policy for the option you have chosen.
For example, the currently available Surrender Value and Loan Spread Enhancement Options, Surrender Value Enhancement Multipliers and resulting Loan Spreads are shown in the table below. Referring to the table below, if you chose Option 1, you would receive 100% of the Surrender Value Enhancement calculated as described above. In doing so, your Loan Spread rate for all years would be .50%. If you chose Option 2, in exchange for agreeing to receive 75% of the Surrender Value Enhancement, your Policy Loans would experience a Loan Spread rate of .50% during the first 10 Policy Years and .25% thereafter. Finally, if you chose Option 3, your Loan Spread rate will be .50% during the 1st 10 Policy Years and 0% thereafter.
Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	0.50%	0.50%
Option 2 – 75%	0.50%	0.25%
Option 3 – 50%	0.50%	0.00%
Thus, based on the hypothetical sample above, the following table indicates the Surrender Value Enhancement amount and the Loan Spread for each option.
45

Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Surrender Value Enhancement amount	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	$4,000	0.50%	0.50%
Option 2 – 75%	$3,000	0.50%	0.25%
Option 3 – 50%	$2,000	0.50%	0.00%
It is important to note that, during the Surrender Value Enhancement Period, the amount available under your Policy for Partial Surrenders and loans will not be increased due to this rider. Also, the Loan Spread Enhancement will apply only to standard Policy Loans and will not apply to loans under the Alternative Policy Loan Rider, if elected.
Also note, the increase in Policy Surrender Value due to the Surrender Value Enhancement may result in an increase in the Death Benefit if required under Section 7702 of the Internal Revenue Code.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
46

•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments
47

among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
48

Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of 3%.
The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
49

The “Net Accumulation Value” is the Accumulation Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Accumulation Value as of the date of the Insured’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus theAccumulation Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
50

Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Accumulation Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Accumulation Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit
51

will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Accumulation Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value, death benefit and the Specified Amount.
2	Will reduce the Accumulation Value and the death benefit, but not the Specified Amount.
3	Will reduce the Accumulation Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
52

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	3.5%
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Accumulation Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Accumulation Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
53

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Accumulation Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
54

Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus,
55

withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
56

Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
57

Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
58

FINANCIAL STATEMENTS
The December 31, 2015 financial statements of the Separate Account and the December 31, 2015 consolidated financial statements of the Company are located in the SAI.
59

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
60

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect

61

our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a
62

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
63

SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2016
Relating to Prospectus Dated May 1, 2016 for
Lincoln Corporate Commitment VUL product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Commitment VUL product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
2

the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $15,340,650 in 2015, $14,872,036 in 2014, and $19,008,889 in 2013 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
3

its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements and supplementary financial
4

information of the Lincoln Life Flexible Premium Variable Life Account S as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner
5

has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
6

Data reflects:
•	an annual reduction for fund management fees and expenses, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
7

FINANCIAL STATEMENTS
The December 31, 2015 financial statements of the Separate Account and the December 31, 2015 consolidated financial statements of the Company follow.
8

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2015 and 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2015 and 2014, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2016

1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2015	2014
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2015 – $81,196; 2014 – $78,039)	$84,072	$85,421
Variable interest entities’ fixed maturity securities (amortized cost: 2015 – $596; 2014 – $587)	598	598
Equity securities (cost: 2015 – $226; 2014 – $216)	237	231
Trading securities	1,762	1,966
Mortgage loans on real estate	8,513	7,387
Real estate	13	14
Policy loans	2,520	2,645
Derivative investments	1,485	1,763
Other investments	1,588	1,551
Total investments	100,788	101,576
Cash and invested cash	2,400	3,224
Deferred acquisition costs and value of business acquired	9,493	8,155
Premiums and fees receivable	379	480
Accrued investment income	1,034	1,016
Reinsurance recoverables	7,100	6,926
Reinsurance related embedded derivatives	95	-
Funds withheld reinsurance assets	635	655
Goodwill	2,273	2,273
Other assets	4,872	3,940
Separate account assets	123,619	125,265
Total assets	$252,688	$253,510

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,893	$19,225
Other contract holder funds	76,483	74,561
Short-term debt	90	2
Long-term debt	2,745	2,662
Reinsurance related embedded derivatives	-	109
Funds withheld reinsurance liabilities	4,478	4,441
Deferred gain on business sold through reinsurance	144	220
Payables for collateral on investments	4,565	4,311
Variable interest entities’ liabilities	4	13
Other liabilities	5,781	5,804
Separate account liabilities	123,619	125,265
Total liabilities	237,802	236,613

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,677	10,652
Retained earnings	3,118	3,066
Accumulated other comprehensive income (loss)	1,091	3,179
Total stockholder’s equity	14,886	16,897
Total liabilities and stockholder’s equity	$252,688	$253,510

See accompanying Notes to Consolidated Financial Statements

2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Insurance premiums	$2,825	$2,371	$2,339
Fee income	4,960	4,608	4,008
Net investment income	4,611	4,648	4,561
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(75)	(25)	(75)
Portion of loss recognized in other comprehensive income	25	10	10
Net other-than-temporary impairment losses on securities recognized in earnings	(50)	(15)	(65)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(172)	(509)	122
Total realized gain (loss)	(222)	(524)	57
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	440	867	426
Total revenues	12,683	12,039	11,460
Expenses
Interest credited	2,472	2,492	2,468
Benefits	4,529	4,354	3,613
Commissions and other expenses	4,109	3,876	3,526
Interest and debt expense	105	103	93
Total expenses	11,215	10,825	9,700
Income (loss) before taxes	1,468	1,214	1,760
Federal income tax expense (benefit)	295	220	431
Net income (loss)	1,173	994	1,329
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,090)	1,752	(2,424)
Funded status of employee benefit plans	2	(3)	(6)
Total other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Comprehensive income (loss)	$(915)	$2,743	$(1,101)

See accompanying Notes to Consolidated Financial Statements

3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2015	2014	2013

Common Stock
Balance as of beginning-of-year	$10,652	$10,636	$10,620
Stock compensation/issued for benefit plans	25	16	16
Balance as of end-of-year	10,677	10,652	10,636

Retained Earnings
Balance as of beginning-of-year	3,066	2,778	2,089
Net income (loss)	1,173	994	1,329
Dividends declared	(1,121)	(706)	(640)
Balance as of end-of-year	3,118	3,066	2,778

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	3,179	1,430	3,860
Other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Balance as of end-of-year	1,091	3,179	1,430
Total stockholder’s equity as of end-of-year	$14,886	$16,897	$14,844

See accompanying Notes to Consolidated Financial Statements

4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Cash Flows from Operating Activities
Net income (loss)	$1,173	$994	$1,329
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(176)	(535)	(539)
Trading securities purchases, sales and maturities, net	143	310	131
Change in premiums and fees receivable	101	(56)	(42)
Change in accrued investment income	(18)	(14)	(16)
Change in future contract benefits and other contract holder funds	868	1,407	(232)
Change in reinsurance related assets and liabilities	(1,060)	(960)	68
Change in federal income tax accruals	170	48	437
Realized (gain) loss	222	524	(57)
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	422	-
Change in cash management agreement investment	351	329	(29)
Other	45	249	(85)
Net cash provided by (used in) operating activities	1,750	2,649	896

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,858)	(8,306)	(11,002)
Sales of available-for-sale securities	1,329	1,120	954
Maturities of available-for-sale securities	4,265	4,984	5,952
Purchases of other investments	(13,868)	(5,013)	(2,481)
Sales or maturities of other investments	13,104	4,411	2,494
Increase (decrease) in payables for collateral on investments	254	1,446	(1,256)
Proceeds (outflows) from business ceded, recaptured and novated	-	(3)	(22)
Proceeds from sale of subsidiary/business	75	-	-
Other	(80)	(82)	(95)
Net cash provided by (used in) investing activities	(3,779)	(1,443)	(5,456)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(4)	-	-
Issuance of long-term debt, net of issuance costs	-	-	311
Issuance (decrease) in short-term debt	88	(49)	23
Proceeds from sales leaseback transaction	47	83	-
Deposits of fixed account values, including the fixed portion of variable	10,745	10,363	10,466
Withdrawals of fixed account values, including the fixed portion of variable	(6,062)	(5,775)	(5,230)
Transfers to and from separate accounts, net	(2,474)	(2,509)	(3,001)
Common stock issued for benefit plans and excess tax benefits	(14)	(19)	(17)
Dividends paid to common and preferred stockholders	(1,121)	(706)	(640)
Net cash provided by (used in) financing activities	1,205	1,388	1,912

Net increase (decrease) in cash and invested cash	(824)	2,594	(2,648)
Cash and invested cash as of beginning-of-year	3,224	630	3,278
Cash and invested cash as of end-of-year	$2,400	$3,224	$630

See accompanying Notes to Consolidated Financial Statements

5

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as

6

opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

7

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of

8

securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information

9

about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess

10

carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of

11

change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include investment margins, mortality,

12

retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

13

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield

14

assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2015 and 2014, participating policies comprised approximately 1% of the face amount of business in force, and dividend expenses were $67 million, $64 million and $62 million for the years ended December 31, 2015,  2014 and 2013, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

15

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2013 through 2015 ranged from 1% to 10%.

16

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

17

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

This standard permits an entity to make an accounting policy to use the proportional amortization method of accounting to recognize investments in qualified affordable housing projects, if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). Entities that previously applied the effective yield method to investments in qualified affordable housing prior to the adoption of this standard may continue to apply the effective yield method to those pre-existing investments.

		January 1, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results. The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding our sale of LFM see Note 3.
ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  The new disclosures are not required for comparative periods before the effective date.

		January 1, 2015, except for disclosures related to collateral pledged that were adopted for the interim period ended June 30, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.

18

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015- 14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted, and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a limited partnership, clarify when fees paid to a decision maker should be a factor in the VIEs consolidation evaluation and reduce the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted, including adoption in an interim period.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs

Under current accounting guidance, debt issuance costs are recognized as a deferred charge in the balance sheet.  This amendment requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt.  This standard does not change the recognition and measurement requirements related to debt issuance costs.  Early adoption of this standard is permitted, and retrospective application is required for all periods presented in the financial statements.

January 1, 2016

We will reclassify all of our debt issuance costs in accordance with this ASU.  The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  If an entity purchases a software license through a cloud computing arrangement, the software license should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.  Early adoption of this standard is permitted, and the amendments can be adopted either prospectively or retrospectively.

		January 1, 2016	We will adopt this ASU prospectively. The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

19

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.  Early adoption is permitted, and the disclosures must be provided retrospectively for all periods presented in the financial statements.

		January 1, 2016	We will appropriately amend our financial statement disclosures in accordance with this standard as of the adoption date.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims, and (3) timing, frequency and severity of claims.  Early application of this standard is permitted, and retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016; interim periods within annual periods beginning January 1, 2017	We are currently evaluating these disclosure changes and will provide the additional disclosures upon adoption.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	We will include any necessary disclosures in connection with our adoption of ASU 2015-03.
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU will use a modified retrospective adoption approach which includes a number of optional practical expedients that entities may elect upon adoption.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

20

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

21

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of statutory capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

22

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2015:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB+	BB
Current rating of underlying reference obligations	AA - B	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference portfolios by industry and rating as of December 31, 2015:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	5.4%	3.0%	0.0%	0.0%	0.0%	10.5%
Telecommunications	0.0%	0.0%	2.4%	7.2%	0.9%	0.5%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.0%	3.4%	1.2%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	1.6%	3.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	1.6%	1.8%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	1.2%	1.0%	0.7%	0.3%	0.0%	0.0%	3.2%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.1%	13.8%	18.2%	5.6%	0.7%	0.3%	42.7%
Total	0.6%	13.4%	34.9%	39.4%	10.2%	1.2%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

23

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2015			As of December 31, 2014
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$598	N/A	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$4	2	$600	$13
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$4	4	$600	$13

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2015.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2015	2014
Non-Qualifying Hedges
Credit default swaps	$9	$14
Contingent forwards	-	-
Total non-qualifying hedges (1)	$9	$14

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE primarily are to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $336 million as of December 31, 2015, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

24

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  We receive returns from the LPs in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were less than $1 million for the years ended December 31, 2015 and 2014.  The carrying amounts of our investments in qualified affordable housing projects are recognized in other investments on our Consolidated Balance Sheets and were $47 million and $60 million as of December 31, 2015 and 2014, respectively.  Our exposure to loss is limited to the capital we invest in the LPs, and we do not have any contingent commitments to provide additional capital funding to these LPs.  There have been no indicators of impairment that would require us to recognize an impairment loss related to these LPs due to forfeiture, ineligibility of tax credits or for any other circumstances as of December 31, 2015.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

25

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs’ fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,491	$431	$5	$73,055
ABS	1,037	53	18	(7)	1,079
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	232	13	(17)	4,033
CMBS	532	21	1	6	546
CLOs	374	1	2	(2)	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs’ fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,887	509	(15)	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,903	$510	$(15)	$86,250

(1)	Includes unrealized gains and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

Certain amounts reported in prior years’ consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified amounts related to subsequent changes in the fair value of AFS securities for which non-credit OTTI was previously recognized in OCI.  Historically, these amounts were recognized through unrealized gain (loss) on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  To better reflect the economic position of our AFS fixed maturity securities, these amounts are now recognized through unrealized OTTI on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  These reclassifications had no effect on net income (loss) or stockholder’s equity for the prior years.

26

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2015, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,623	$2,656
Due after one year through five years	17,750	18,558
Due after five years through ten years	20,100	20,051
Due after ten years	35,367	37,248
Subtotal	75,840	78,513
Structured securities (ABS, MBS, CLOs)	5,952	6,157
Total fixed maturity AFS securities	$81,792	$84,670

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable
preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

27

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $1.5  billion for the year ended December 31, 2015.  As discussed further below, we believe the unrealized loss position as of December 31, 2015, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2015, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

28

As of December 31, 2015,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2015, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2015, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$360	$378	$402
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	19	4	37
Credit losses on securities for which an OTTI was previously recognized	15	15	40
Decreases attributable to:
Securities sold, paid down or matured	(31)	(37)	(101)
Balance as of end-of-year	$363	$360	$378

During 2015,  2014 and 2013, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

29

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

	As of December 31, 2014
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$38	$(5)	$33	$20
ABS	206	7	213	96
RMBS	417	17	434	180
CMBS	46	(6)	40	59
CLOs	11	2	13	5
Total	$718	$15	$733	$360

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2015	2014
Fixed maturity securities:
Corporate bonds	$1,328	$1,434
ABS	25	32
U.S. government bonds	221	278
Foreign government bonds	24	24
RMBS	102	132
CMBS	4	4
CLOs	10	9
State and municipal bonds	17	21
Hybrid and redeemable preferred securities	31	32
Total trading securities	$1,762	$1,966

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2015, 2014 and 2013, was $(96) million, $40 million and $(166) million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 21%  and 10%, respectively, of mortgage loans on real estate as of December 31, 2015 and 24% and 9%, respectively, of mortgage loans on real estate as of December 31, 2014.

30

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2015	2014
Current	$8,512	$7,386
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Unamortized premium (discount)	3	4
Total carrying value	$8,513	$7,387

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2015	2014
Number of impaired mortgage loans on real estate	2	3

Principal balance of impaired mortgage loans on real estate	$8	$26
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Carrying value of impaired mortgage loans on real estate	$6	$23

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2015	2014	2013
Balance as of beginning-of-year	$3	$3	$6
Additions	-	-	3
Charge-offs, net of recoveries	(1)	-	(6)
Balance as of end-of-year	$2	$3	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Average carrying value for impaired mortgage loans on real estate	$17	$24	$30
Interest income recognized on impaired mortgage loans on real estate	1	2	2
Interest income collected on impaired mortgage loans on real estate	1	2	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2015			As of December 31, 2014
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$7,591	89.2%	2.07	$6,463	87.5%	1.91
65% to 74%	650	7.6%	1.60	622	8.4%	1.55
75% to 100%	266	3.1%	0.80	271	3.7%	0.73
Greater than 100%	6	0.1%	1.05	31	0.4%	0.77
Total mortgage loans on real estate	$8,513	100.0%		$7,387	100.0%

Alternative Investments

As of December 31, 2015 and 2014, alternative investments included investments in 190 and 156 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

31

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities	$3,981	$3,937	$3,876
Equity AFS securities	9	9	6
Trading securities	102	119	130
Mortgage loans on real estate	385	367	377
Real estate	1	3	5
Policy loans	150	153	153
Invested cash	3	1	3
Commercial mortgage loan prepayment and bond make-whole premiums	98	132	107
Alternative investments	88	130	86
Consent fees	5	2	4
Other investments	6	(2)	4
Investment income	4,828	4,851	4,751
Investment expense	(217)	(203)	(190)
Net investment income	$4,611	$4,648	$4,561

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities: (1)
Gross gains	$41	$37	$20
Gross losses	(94)	(28)	(89)
Equity AFS securities:
Gross gains	3	5	8
Gross losses	-	-	(2)
Gain (loss) on other investments	(7)	4	6
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(26)	(31)	(27)
Total realized gain (loss) related to certain investments, pre-tax	$(83)	$(13)	$(84)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information. 32

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(42)	$(1)	$(16)
ABS	(6)	(10)	(19)
RMBS	(7)	(7)	(28)
CMBS	(1)	(1)	(14)
Total fixed maturity securities	(56)	(19)	(77)
Equity securities	-	-	(1)
Gross OTTI recognized in net income (loss)	(56)	(19)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	6	4	13
Net OTTI recognized in net income (loss), pre-tax	$(50)	$(15)	$(65)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$29	$11	$11
Change in DAC, VOBA, DSI and DFEL	(4)	(1)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$25	$10	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2015 and 2014, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2015 and 2014, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.6 billion and $3.2 billion, respectively, and a fair value of $3.2 billion.  As of December 31, 2015 and 2014,  95% and 88%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our ABS portfolio rated below investment grade had an amortized cost of $104 million and $188 million, respectively, and a fair value of $89 million and $171 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2015 and 2014, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2015 and 2014, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,294	$1,294	$1,577	$1,577
Securities pledged under securities lending agreements (2)	242	231	204	196
Securities pledged under repurchase agreements (3)	674	706	605	631
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,355	3,391	1,925	3,151
Total payables for collateral on investments	$4,565	$5,622	$4,311	$5,555

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2015	2014	2013
Collateral payable for derivative investments	$(283)	$1,313	$(2,243)
Securities pledged under securities lending agreements	38	20	(13)
Securities pledged under repurchase agreements	69	75	250
Securities pledged for Term Asset-Backed Securities Loan Facility	-	(36)	(1)
Investments pledged for FHLBI	430	74	751
Total increase (decrease) in payables for collateral on investments	$254	$1,446	$(1,256)

The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

Gross amount of recognized liabilities for repurchase agreements and securities lending:					$916
Amounts related to agreements not included in offsetting disclosures:					$-

We receive securities in connection with reverse repurchase and securities borrowing agreements that we are permitted to sell or re-pledge.  As of December 31, 2015, the fair value of all collateral received that we are permitted to sell or re-pledge was $174 million.  We have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2015, our investment commitments were $1.3 billion, which included $744 million of LPs, $330 million of private placement securities and $257 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2015 and 2014, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.7 billion and $2.1 billion, respectively, or 2% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $1.2 billion and $1.3 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2015 and 2014, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.3 billion and $12.4 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.7 billion and $11.3 billion, respectively, or 12% and 11%, respectively, of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $66 million and $65 million as of December 31, 2015 and 2014, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating-rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2015			As of December 31, 2014
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,474	$192	$29	$2,091	$369	$198
Foreign currency contracts (1)	910	84	2	642	46	21
Total cash flow hedges	2,384	276	31	2,733	415	219
Fair value hedges:
Interest rate contracts (1)	654	-	198	-	-	-
Non-Qualifying Hedges
Interest rate contracts (1)	71,899	1,087	330	54,401	989	342
Foreign currency contracts (1)	74	-	-	68	-	-
Equity market contracts (1)	27,712	680	269	24,144	886	243
Credit contracts (2)	103	-	9	126	-	3
Embedded derivatives:
GLB reserves (3)	-	952	-	-	174	-
GLB reserves (2)	-	-	952	-	-	174
Reinsurance related (4)	-	95	-	-	-	109
Indexed annuity and IUL contracts (5)	-	-	1,100	-	-	1,170
Total derivative instruments	$102,826	$3,090	$2,889	$81,472	$2,464	$2,260

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2015
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$10,407	$32,455	$18,554	$12,611	$-	$74,027
Foreign currency contracts (2)	103	139	334	408	-	984
Equity market contracts	18,048	6,626	2,753	18	267	27,712
Credit contracts	45	58	-	-	-	103
Total derivative instruments
with notional amounts	$28,603	$39,278	$21,641	$13,037	$267	$102,826

(1)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(202)	78	(126)
Foreign currency contracts	17	36	(24)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(190)	(22)	(21)
Foreign currency contracts (1)	6	-	3
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$8	$(22)	$(21)
Foreign currency contracts (1)	6	-	3
Total cash flow hedges	14	(22)	(18)
Fair value hedges:
Interest rate contracts (1)	(30)	-	-
Interest rate contracts (2)	(198)	-	-
Total fair value hedges	(228)	-	-
Non-Qualifying Hedges
Interest rate contracts (2)	304	1,304	(998)
Foreign currency contracts (2)	(11)	(8)	(4)
Equity market contracts (2)	(118)	(215)	(1,306)
Equity market contracts (3)	1	11	37
Credit contracts (2)	(6)	(1)	9
Embedded derivatives:
Other assets – GLB reserves (2)	778	1,391	(2,153)
Other liabilities – GLB reserves (2)	(778)	(1,391)	2,153
Reinsurance related (2)	221	(242)	352
Indexed annuity and IUL contracts (2)	(57)	(210)	(356)
Total derivative instruments	$120	$617	$(2,284)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Offset to net investment income	$14	(22)	(18)

As of December 31, 2015, $17 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2015 and 2014, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2015	2014
Maximum potential payout	$103	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$103	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $9 million as of December 31, 2015.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2015, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2015, our exposure was $15 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2015		As of December 31, 2014
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$92	$-	$64	$-
A+	67	-	48	-
A	791	(107)	1,047	(85)
A-	11	-	252	-
BBB+	333	-	27	-
	$1,294	$(107)	$1,438	$(85)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

	As of December 31, 2014
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Current	$71	$104	$211
Deferred	224	116	220
Federal income tax expense (benefit)	$295	$220	$431

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Tax rate of 35% times pre-tax income	$514	$425	$616
Effect of:
Separate account dividends
received deduction	(192)	(174)	(145)
Tax credits	(26)	(24)	(35)
Change in uncertain tax positions	1	(12)	7
Other items	(2)	5	(12)
Federal income tax expense (benefit)	$295	$220	$431
Effective tax rate	20%	18%	24%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2015	2014
Current	$104	$49
Deferred	(2,422)	(3,306)
Total federal income tax asset (liability)	$(2,318)	$(3,257)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2015	2014
Deferred Tax Assets
Future contract benefits and other contract holder funds	$960	$544
Deferred gain on business sold through reinsurance	30	(7)
Reinsurance related embedded derivative asset	25	177
Investment activity	-	317
Compensation and benefit plans	186	198
Net capital loss	-	3
Tax credits	33	-
VIE	-	45
Other	172	62
Total deferred tax assets	1,406	1,339
Deferred Tax Liabilities
DAC	2,147	1,731
VOBA	306	(186)
Net unrealized gain on AFS securities	1,084	3,100
Net unrealized gain on trading securities	67	100
Intangibles	7	22
Investment activity	183	-
Other	34	(122)
Total deferred tax liabilities	3,828	4,645
Net deferred tax asset (liability)	$(2,422)	$(3,306)

As of December 31, 2015, we had $33 million of alternative minimum tax credits that are not subject to expiration.    Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2015 and 2014, $10 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2015	2014
Balance as of beginning-of-year	$10	$75
Increases for prior year tax positions	-	35
Decreases for prior year tax positions	-	(23)
Decreases for settlements with taxing authorities	-	(77)
Balance as of end-of-year	$10	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2015, 2014 and 2013, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $1 million, $(12) million and $2 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2015 and 2014, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Internal Revenue Service (“IRS”) examination for tax years 2009 through 2011 was closed in 2015.  We are currently not under examination by the IRS.  However, LNC has filed a protest with the IRS Appeals division (“Appeals”).  A protest for tax years 2005 through 2008 was previously filed with Appeals, and all tax years from 2005 through 2011 for the Company remain open.  All protested items have been resolved for all open years but are subject to review by the U.S. Joint Committee on Taxation before a final settlement is reached.  We do not expect any adjustments that would be material to our consolidated results of operations or financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$7,527	$7,690	$6,030
Business acquired (sold) through reinsurance	38	(20)	(67)
Deferrals	1,483	1,525	1,559
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(813)	(956)	(795)
Unlocking	(232)	18	42
Adjustment related to realized (gains) losses	(44)	(58)	(49)
Adjustment related to unrealized (gains) losses	661	(672)	970
Balance as of end-of-year	$8,620	$7,527	$7,690

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$628	$1,169	$702
Business acquired (sold) through reinsurance	(22)	2	3
Deferrals	8	9	13
Amortization:
Amortization, excluding unlocking	(128)	(185)	(179)
Unlocking	(82)	(21)	(52)
Accretion of interest (1)	56	64	68
Adjustment related to realized (gains) losses	(1)	(1)	(1)
Adjustment related to unrealized (gains) losses	414	(409)	615
Balance as of end-of-year	$873	$628	$1,169

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2015, was as follows:

2016	$61
2017	65
2018	68
2019	73
2020	82

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$285	$310	$296
Deferrals	29	13	10
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(33)	(37)	(41)
Unlocking	2	2	8
Adjustment related to realized (gains) losses	(1)	(3)	(3)
Adjustment related to unrealized (gains) losses	19	-	40
Balance as of end-of-year	$301	$285	$310

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$1,365	$1,899	$1,342
Business acquired (sold) through reinsurance	-	(2)	(7)
Deferrals	537	400	319
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(299)	(326)	(210)
Unlocking	(66)	(50)	(14)
Adjustment related to realized (gains) losses	(8)	(8)	(8)
Adjustment related to unrealized (gains) losses	394	(548)	477
Balance as of end-of-year	$1,923	$1,365	$1,899

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2015	2014	2013
Direct insurance premiums and fee income	$9,354	$8,880	$7,833
Reinsurance assumed	83	16	19
Reinsurance ceded	(1,652)	(1,917)	(1,505)
Total insurance premiums and fee income	$7,785	$6,979	$6,347

Direct insurance benefits	$6,304	$5,970	$5,346
Reinsurance recoveries netted against benefits	(1,775)	(1,616)	(1,733)
Total benefits	$4,529	$4,354	$3,613

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2015, our policy for our reinsurance program was to retain no more than $20 million on a single insured life.  We reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  As of December 31, 2015, approximately 38% of our total individual life in-force amount is reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2015, the reserves associated with these reinsurance arrangements totaled $617 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $7.1 billion and $6.9 billion as of December 31, 2015 and 2014, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.4 billion and $3.1 billion as of December 31, 2015 and 2014, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2015, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2015, included $634 million and $79 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2015,  2014 and 2013.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2014
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2015		As of December 31, 2014
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$39	$100	$35
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$39	$105	$35

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2015, was as follows:

2016	$4
2017	4
2018	4
2019	4
2020	4
Thereafter	41

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2015 (1)	2014 (1)
Return of Net Deposits
Total account value	$85,345	$85,917
Net amount at risk (2)	1,201	183
Average attained age of contract holders	63 years	62 years

Minimum Return
Total account value	$111	$135
Net amount at risk (2)	24	25
Average attained age of contract holders	75 years	74 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,659	$26,021
Net amount at risk (2)	1,345	597
Average attained age of contract holders	69 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$89	$73	$104
Changes in reserves	52	34	(10)
Benefits paid	(26)	(18)	(21)
Balance as of end-of-year	$115	$89	$73

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2015	2014
Asset Type
Domestic equity	$46,668	$47,930
International equity	17,686	18,103
Bonds	25,386	25,742
Money market	12,488	12,173
Total	$102,228	$103,948

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2015, and 33% of total sales for the year ended December 31, 2015.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2015	2014
Short-Term Debt
Short-term debt (1)	$90	$2

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$-	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	479	422
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	-
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,495	2,408
Total long-term debt	$2,745	$2,662

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2015, were as follows:

2016	$-
2017	250
2018	-
2019	-
2020	-
Thereafter	2,495
Total	$2,745

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.  This note was settled as part of the disposition of LFM in 2015.  See Note 3 for additional information.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the

Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2015, was $479 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2015.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2015, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $175 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. The Lincoln National Life Insurance Company, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  Solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, we reached a settlement with the plaintiff resolving all claims related to this litigation.  On September 9, 2015, the litigation was stayed pending court approval of the settlement for the entire class.  The Court approved the settlement on February 4, 2016.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2015, 2014 and 2013, was $35 million,  $38 million and $37 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2015, were as follows:

2016	$32
2017	29
2018	23
2019	15
2020	8
Thereafter	28
Total	$135

Capital Leases

In December 2015, we entered into a five-year, sale-leaseback transaction on $47 million (net of amortization) of assets.  In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets.  Both of these transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $64 million and $55 million as of December 31, 2015 and 2014, respectively.   Future minimum lease payments under capital leases (in millions) as of December 31, 2015, were as follows:

2016	$2
2017	2
2018	2
2019	85
2020	48
Total minimum lease payments	139
Less: Amount representing interest	9
Present value of minimum lease payments	$130

Vulnerability from Concentrations

As of December 31, 2015, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 18%,  20% and 17% of Annuities’ variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented approximately 42%,  44% and 47% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%, 22% and 19% of variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented 48%,  50% and 54% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million as of December 31, 2015 and 2014, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$3,054	$1,453	$3,832
Unrealized holding gains (losses) arising during the year	(4,386)	3,745	(5,607)
Change in foreign currency exchange rate adjustment	(45)	(47)	20
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,293	(1,252)	1,835
Income tax benefit (expense)	1,095	(857)	1,314
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	147	14	(63)
Associated amortization of DAC, VOBA, DSI and DFEL	(28)	(32)	(28)
Income tax benefit (expense)	(42)	6	32
Balance as of end-of-year	$934	$3,054	$1,453
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$(10)	$(61)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(29)	(11)	(11)
Change in DAC, VOBA, DSI and DFEL	4	1	1
Income tax benefit (expense)	8	3	4
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	43	61	96
Change in DAC, VOBA, DSI and DFEL	(17)	(6)	(8)
Income tax benefit (expense)	(9)	(19)	(31)
Balance as of end-of-year	$19	$19	$(10)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Unrealized holding gains (losses) arising during the year	(185)	114	(150)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(184)	(22)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(21)	$(18)	$(12)
Adjustment arising during the year	3	(5)	(9)
Income tax benefit (expense)	(1)	2	3
Balance as of end-of-year	$(19)	$(21)	$(18)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$147	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(28)	(32)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	119	(18)	(91)	operations before taxes
Income tax benefit (expense)	(42)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$77	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$2	$61	$96	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(6)	(8)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	2	55	88	operations before taxes
Income tax benefit (expense)	-	(19)	(31)	Federal income tax expense (benefit)
Reclassification, net of income tax	$2	$36	$57	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(190)	$(22)	$(21)	Net investment income
Foreign currency contracts	6	-	3	Net investment income
Total gross reclassifications	(184)	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	2	1	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	(182)	(21)	(17)	operations before taxes
Income tax benefit (expense)	64	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(118)	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Total realized gain (loss) related to certain investments (1)	$(83)	$(13)	$(84)
Realized gain (loss) on the mark-to-market on certain instruments (2)	123	(250)	308
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(78)	(35)	(39)
Associated amortization of DAC, VOBA, DSI and DFEL	14	6	9
Variable annuity net derivatives results: (4)
Gross gain (loss)	(161)	(150)	(104)
Associated amortization of DAC, VOBA, DSI and DFEL	(34)	(36)	(33)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(3)	(46)	-
Total realized gain (loss)	$(222)	$(524)	$57

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See “LFM” in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Commissions	$2,082	$2,100	$1,980
General and administrative expenses	1,683	1,582	1,569
Expenses associated with reserve financing and unrelated LOCs	32	31	40
DAC and VOBA deferrals and interest, net of amortization	(292)	(454)	(656)
Broker-dealer expenses	329	302	288
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	28	60	62
Taxes, licenses and fees	243	251	239
Total	$4,109	$3,876	$3,526

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which many of our agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2016.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million, $3 million, and $(3) million during 2015, 2014, and 2013, respectively.  In 2016, we expect to make benefit payments of approximately $13 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2015	2014	2015	2014

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$124	$133	$7	$6
Projected benefit obligation	117	127	15	16
Funded status of plan	$7	$6	$(8)	$(10)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$9	$-	$-
Other liabilities	(2)	(3)	(8)	(10)
Net amount recognized	$7	$6	$(8)	$(10)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Net periodic benefit cost:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Expected return on plan assets	5.00%	5.00%	6.50%	6.50%

The discount rate was determined based on a corporate yield curve as of December 31, 2015, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans’ benefit obligation of $7 million, pre-tax.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category

	As of December 31,
	2015	2014

Fixed maturity securities:
Corporate bonds	$25	$30
U.S. government bonds	94	99
Cash and invested cash	5	4
Other investments	7	6
Total	$131	$139

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 21 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for many of our employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $30 million, $1 million and $1 million, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC to eligible employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $79 million, $75 million and $70 million, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $12 million, $21 million and $27 million, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2015	2014
Total liabilities (1)	$417	$423
Investments dedicated to fund liabilities (2)	151	160

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stock options	$7	$9	$8
Performance shares	11	12	10
SARs	-	2	5
RSUs	21	15	15
Total	$39	$38	$38

Recognized tax benefit	$14	$13	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2015	2014
U.S. capital and surplus	$7,614	$7,991

	For the Years Ended December 31,
	2015	2014	2013
U.S. net gain (loss) from operations, after-tax	$583	$1,170	$425
U.S. net income (loss)	786	1,401	495
U.S. dividends to LNC holding company	1,121	705	640

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Comparison of 2014 to 2013

Statutory net income (loss) increased due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit (“LOC”) and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2015 and 2014.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2015	2014
Calculation of reserves using the Indiana universal life method	$109	$140
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative valuation rate on certain annuities	(43)	(39)
Lesser of LOC and XXX additional reserve as surplus	2,835	2,751

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2015, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $850 million in 2016 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$84,072	$84,072	$85,421	$85,421
VIEs’ fixed maturity securities	598	598	598	598
Equity securities	237	237	231	231
Trading securities	1,762	1,762	1,966	1,966
Mortgage loans on real estate	8,513	8,762	7,387	7,838
Derivative investments (1)	1,486	1,486	1,763	1,763
Other investments	1,588	1,588	1,551	1,551
Cash and invested cash	2,400	2,400	3,224	3,224
Reinsurance related embedded derivatives	95	95	-	-
Other assets – reinsurance recoverable	952	952	174	174
Separate account assets	123,619	123,619	125,265	125,265

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,100)	(1,100)	(1,170)	(1,170)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(687)	(687)	(699)	(699)
Account values of certain investment contracts	(30,346)	(34,567)	(27,779)	(31,493)
Short-term debt	(90)	(90)	(2)	(2)
Long-term debt	(2,745)	(2,662)	(2,662)	(3,047)
Reinsurance related embedded derivatives	-	-	(109)	(109)
VIEs’ liabilities – derivative instruments	(4)	(4)	(13)	(13)
Other liabilities:
Credit default swaps	(9)	(9)	(3)	(3)
Derivative liabilities (1)	(271)	(271)	(277)	(277)
GLB reserves embedded derivatives (2)	(952)	(952)	(174)	(174)

Benefit Plans’ Assets (3)	131	131	139	139

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2015 and 2014, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2015 or 2014, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets – reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs’ liabilities – derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans’ Assets	$-	$131	$-	$131

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans’ Assets	$-	$139	$-	$139

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2015
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded
derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (7)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits –
indexed annuity and IUL
contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs’ liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Derivative investments (1)	$(102)	$(15)	$(753)
Embedded derivatives: (1)
Indexed annuity and IUL contracts	(84)	(37)	(44)
Other assets – GLB reserves	(244)	(678)	(2,444)
Other liabilities – GLB reserves	244	678	2,444
VIEs’ liabilities – derivative instruments (2)	9	14	101
Credit default swaps (1)	(6)	(1)	9
Total, net	$(183)	$(39)	$(687)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred
securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves embedded
derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS	-	(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2015, 2014 and 2013 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.  For the years ended December 31, 2014 and 2013 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2015:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,296	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	11.7%
ABS	25	Discounted cash flow	Liquidity/duration adjustment (1)	3.3%	-	3.3%
Foreign government bonds	77	Discounted cash flow	Liquidity/duration adjustment (1)	1.9%	-	4.4%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	5.8%
Other assets – reinsurance
recoverable	952	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,100)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(952)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Operating revenues:
Annuities	$3,815	$3,450	$3,044
Retirement Plan Services	1,090	1,081	1,061
Life Insurance	5,484	5,343	4,781
Group Protection	2,356	2,445	2,260
Other Operations	335	406	392
Excluded realized gain (loss), pre-tax	(400)	(689)	(81)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,683	$12,039	$11,460

	For the Years Ended December 31,
	2015	2014	2013
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,032	$901	$715
Retirement Plan Services	134	154	135
Life Insurance	296	373	464
Group Protection	42	23	71
Other Operations	(73)	(13)	(5)
Excluded realized gain (loss), after-tax	(260)	(446)	(53)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$994	$1,329

	For the Years Ended December 31,
	2015	2014	2013
Net Investment Income
Annuities	$977	$1,013	$1,022
Retirement Plan Services	842	828	825
Life Insurance	2,390	2,376	2,317
Group Protection	183	180	165
Other Operations	219	251	232
Total net investment income	$4,611	$4,648	$4,561

	For the Years Ended December 31,
	2015	2014	2013
Amortization of DAC and VOBA, Net of Interest
Annuities	$284	$346	$374
Retirement Plan Services	29	37	48
Life Insurance	806	640	441
Group Protection	80	57	53
Total amortization of DAC and VOBA, net of interest	$1,199	$1,080	$916

	For the Years Ended December 31,
	2015	2014	2013
Federal Income Tax Expense (Benefit)
Annuities	$281	$225	$159
Retirement Plan Services	46	48	46
Life Insurance	118	167	225
Group Protection	23	12	38
Other Operations	(33)	10	(9)
Excluded realized gain (loss)	(141)	(243)	(29)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$295	$220	$431

	As of December 31,
	2015	2014
Assets
Annuities	$130,840	$130,509
Retirement Plan Services	32,651	33,686
Life Insurance	70,695	69,712
Group Protection	4,182	4,239
Other Operations	14,320	15,364
Total assets	$252,688	$253,510

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Interest paid	$106	$104	$91
Income taxes paid (received)	125	172	(6)
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	(500)	-
Acquisition of note receivable from affiliate	54	712	-
Other assets received in our financing transaction	252	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	123	88	360
Carrying value of liability	(123)	(88)	(360)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$15	$11
Carrying value of liabilities	-	15	11
Total reinsurance ceded	$-	$30	$22

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2015	2014
Assets with affiliates:
Accrued inter-company interest receivable	$4	$2	Accrued investment income
Bonds	1,534	1,410	Fixed maturity AFS securities
Ceded reinsurance contracts	(226)	(239)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,983	1,700	Reinsurance recoverables
Ceded reinsurance contracts	184	44	Reinsurance related embedded derivatives
Ceded reinsurance contracts	714	71	Other assets
Cash management agreement investment	98	449	Other assets
Service agreement receivable	42	48	Other assets
Ceded reinsurance contracts	9	10	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	2	4	Other liabilities
Assumed reinsurance contracts	34	25	Future contract benefits
Assumed reinsurance contracts	414	413	Other contract holder funds
Service agreement payable	34	62	Other liabilities
Ceded reinsurance contracts	(50)	(53)	Other contract holder funds
Ceded reinsurance contracts	3,841	3,677	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	81	72	Other liabilities
Inter-company short-term debt	90	2	Short-term debt
Inter-company long-term debt	2,495	2,412	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2015	2014	2013
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(411)	$(574)	$(318)	Insurance premiums
Net investment income on intercompany notes	31	12	5	Net investment income
Fees for management of general account	(109)	(105)	(103)	Net investment income
Net investment income on ceded funds withheld treaties	(62)	-	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	664	1,265	(2,153)	Realized gain (loss)
Reinsurance related settlements	(881)	(1,573)	2,110	Realized gain (loss)
Other gains (losses)	157	(199)	242	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(478)	255	(205)	Benefits
Ceded reinsurance contracts	(15)	-	-	Commissions and other
				expenses
Service agreement payments	42	76	100	Commissions and other
				expenses
Interest expense on inter-company debt	102	102	92	Interest and debt expense
Interest credited on assumed reinsurance contracts	59	15	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $401 million and $186 million as of December 31, 2015 and 2014, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2016, the date the financial statements were available to be issued.  On March 28, 2016, LNL paid a cash dividend in the amount of $200 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class A	$911,110	$308	$911,418	$—	$2	$911,416
AB VPS Growth and Income Portfolio Class A	2,145,337	—	2,145,337	—	4	2,145,333
AB VPS International Value Portfolio Class A	1,359,310	555	1,359,865	—	—	1,359,865
AB VPS Large Cap Growth Portfolio Class A	162,616	—	162,616	—	—	162,616
AB VPS Small/Mid Cap Value Portfolio Class A	19,715,964	—	19,715,964	307,799	29	19,408,136
American Century VP Income & Growth Fund Class I	3,865,774	—	3,865,774	—	20	3,865,754
American Century VP Inflation Protection Fund Class II	12,693,916	—	12,693,916	310,436	19	12,383,461
American Century VP International Fund Class I	1,787,329	—	1,787,329	—	5	1,787,324
American Funds Bond Fund Class 2	43,857	—	43,857	—	—	43,857
American Funds Global Growth Fund Class 2	13,326,583	—	13,326,583	104,089	19	13,222,475
American Funds Global Small Capitalization Fund Class 2	11,071,973	—	11,071,973	41,701	10	11,030,262
American Funds Growth Fund Class 2	37,833,075	—	37,833,075	407,148	116	37,425,811
American Funds Growth-Income Fund Class 2	14,088,972	—	14,088,972	120	47	14,088,805
American Funds High-Income Bond Fund Class 2	7,082,667	—	7,082,667	1,776	24	7,080,867
American Funds International Fund Class 2	75,337,689	—	75,337,689	1,040,434	170	74,297,085
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	3,935,603	—	3,935,603	86	15	3,935,502
BlackRock Equity Dividend V.I. Fund Class I	281,468	—	281,468	—	—	281,468
BlackRock Global Allocation V.I. Fund Class I	7,660,966	—	7,660,966	32,037	2	7,628,927
ClearBridge Variable Mid Cap Core Portfolio Class I	510,712	164	510,876	—	—	510,876
ClearBridge Variable Small Cap Growth Portfolio Class I	1,174,590	83,494	1,258,084	—	2	1,258,082
Delaware VIP Diversified Income Series Standard Class	54,148,563	—	54,148,563	460,317	35	53,688,211
Delaware VIP Emerging Markets Series Standard Class	34,035,771	—	34,035,771	251,449	50	33,784,272
Delaware VIP High Yield Series Standard Class	17,119,746	17,271	17,137,017	—	42	17,136,975
Delaware VIP Limited-Term Diversified Income Series Standard Class	5,570,897	—	5,570,897	73,656	2	5,497,239
Delaware VIP REIT Series Standard Class	27,495,921	—	27,495,921	103,352	50	27,392,519
Delaware VIP Small Cap Value Series Standard Class	44,628,697	—	44,628,697	328,922	82	44,299,693
Delaware VIP Smid Cap Growth Series Standard Class	18,168,554	—	18,168,554	211,570	16	17,956,968
Delaware VIP U.S. Growth Series Standard Class	11,939,317	—	11,939,317	3,703	10	11,935,604
Delaware VIP Value Series Standard Class	64,340,502	—	64,340,502	617,515	98	63,722,889
Deutsche Alternative Asset Allocation VIP Portfolio A	1,087,549	470	1,088,019	—	—	1,088,019
Deutsche Equity 500 Index VIP Portfolio A	158,915,852	—	158,915,852	—	662	158,915,190
Deutsche Small Cap Index VIP Portfolio A	103,447,884	—	103,447,884	—	430	103,447,454
Fidelity VIP Asset Manager Portfolio Service Class	1,444,349	—	1,444,349	—	7	1,444,342
Fidelity VIP Contrafund Portfolio Service Class	49,313,137	—	49,313,137	565,058	81	48,747,998
Fidelity VIP Equity-Income Portfolio Service Class	1,275,475	—	1,275,475	—	5	1,275,470

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Fidelity VIP Freedom 2020 Portfolio Service Class	$7,997,364	$—	$7,997,364	$98,431	$8	$7,898,925
Fidelity VIP Freedom 2030 Portfolio Service Class	6,705,783	—	6,705,783	83,578	12	6,622,193
Fidelity VIP Freedom 2040 Portfolio Service Class	3,501,267	27,502	3,528,769	—	4	3,528,765
Fidelity VIP Freedom 2050 Portfolio Service Class	1,379,471	—	1,379,471	135	2	1,379,334
Fidelity VIP Freedom Income Portfolio Service Class	2,251,263	—	2,251,263	50,522	3	2,200,738
Fidelity VIP Growth Portfolio Service Class	7,979,684	575	7,980,259	—	31	7,980,228
Fidelity VIP Investment Grade Bond Portfolio Service Class	4,298,576	—	4,298,576	—	—	4,298,576
Fidelity VIP Mid Cap Portfolio Service Class	38,848,948	—	38,848,948	463,802	53	38,385,093
Fidelity VIP Overseas Portfolio Service Class	5,100,105	—	5,100,105	1,466	7	5,098,632
Franklin Income VIP Fund Class 1	11,947,118	4,449	11,951,567	—	7	11,951,560
Franklin Mutual Shares VIP Fund Class 1	3,705,243	—	3,705,243	61,158	5	3,644,080
Franklin Rising Dividends VIP Fund Class 1	661,364	—	661,364	10	—	661,354
Franklin Small Cap Value VIP Fund Class 2	633,998	87,559	721,557	—	1	721,556
Franklin Small-Mid Cap Growth VIP Fund Class 1	1,296,253	—	1,296,253	3,000	1	1,293,252
Franklin Small-Mid Cap Growth VIP Fund Class 2	392,174	—	392,174	—	2	392,172
Franklin U.S. Government Securities VIP Fund Class 1	5,517,183	—	5,517,183	217,492	—	5,299,691
Goldman Sachs VIT Global Trends Allocation Fund Service Class	61,901,839	—	61,901,839	—	340	61,901,499
Goldman Sachs VIT Mid Cap Value Fund Service Class	5,441,191	66,605	5,507,796	—	3	5,507,793
Invesco V.I. Growth and Income Fund Series I	1,085,604	—	1,085,604	—	—	1,085,604
Janus Aspen Balanced Portfolio Institutional Shares	2,765,953	—	2,765,953	—	15	2,765,938
Janus Aspen Balanced Portfolio Service Shares	4,186,352	—	4,186,352	—	20	4,186,332
Janus Aspen Enterprise Portfolio Institutional Shares	5,271,996	—	5,271,996	—	29	5,271,967
Janus Aspen Enterprise Portfolio Service Shares	1,430,724	—	1,430,724	—	5	1,430,719
Janus Aspen Flexible Bond Portfolio Institutional Shares	2,293,167	—	2,293,167	—	13	2,293,154
Janus Aspen Flexible Bond Portfolio Service Shares	2,694,667	—	2,694,667	126	7	2,694,534
Janus Aspen Global Research Portfolio Institutional Shares	453,033	—	453,033	—	3	453,030
Janus Aspen Global Research Portfolio Service Shares	481,092	—	481,092	—	3	481,089
Janus Aspen Global Technology Portfolio Service Shares	228,159	—	228,159	—	1	228,158
JPMIT Core Bond Portfolio Class 1	547,367	—	547,367	497	—	546,870
LVIP AQR Enhanced Global Strategies Fund Standard Class	23,962	—	23,962	—	—	23,962
LVIP Baron Growth Opportunities Fund Standard Class	336,580	—	336,580	—	1	336,579
LVIP Baron Growth Opportunities Fund Service Class	43,046,572	—	43,046,572	356,555	65	42,689,952

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	$48,826	$689	$49,515	$—	$—	$49,515
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	2,503,350	—	2,503,350	72	10	2,503,268
LVIP BlackRock Inflation Protected Bond Fund Standard Class	9,848,388	—	9,848,388	170,011	4	9,678,373
LVIP BlackRock Multi-Asset Income Fund Standard Class	58,679	—	58,679	—	—	58,679
LVIP Clarion Global Real Estate Fund Standard Class	5,109,101	—	5,109,101	32,795	2	5,076,304
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	18,570	—	18,570	—	—	18,570
LVIP Delaware Bond Fund Standard Class	162,974,302	—	162,974,302	3,603,910	416	159,369,976
LVIP Delaware Diversified Floating Rate Fund Standard Class	639,099	—	639,099	2,264	—	636,835
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	734,699	—	734,699	50	4	734,645
LVIP Delaware Social Awareness Fund Standard Class	2,456,204	—	2,456,204	149	7	2,456,048
LVIP Delaware Special Opportunities Fund Standard Class	14,753,592	—	14,753,592	324,343	2	14,429,247
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	996,836	—	996,836	94,037	—	902,799
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	11,840,069	—	11,840,069	367,811	13	11,472,245
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	291,106	202	291,308	—	—	291,308
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	971,428	—	971,428	4,984	—	966,444
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	31,580	—	31,580	—	—	31,580
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	5,611,929	—	5,611,929	196,638	2	5,415,289
LVIP Global Growth Allocation Managed Risk Fund Standard Class	3,753,623	1,627	3,755,250	—	1	3,755,249
LVIP Global Income Fund Standard Class	5,453,969	—	5,453,969	106,360	1	5,347,608
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	11,038,318	—	11,038,318	18,445	53	11,019,820
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	1,013,231	666	1,013,897	—	—	1,013,897
LVIP JPMorgan High Yield Fund Standard Class	15,191,000	—	15,191,000	661,094	7	14,529,899
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	543,990	—	543,990	8	—	543,982
LVIP Managed Risk Profile 2010 Fund Standard Class	7,413,570	—	7,413,570	358,567	—	7,055,003
LVIP Managed Risk Profile 2020 Fund Standard Class	35,753,216	—	35,753,216	716,736	—	35,036,480
LVIP Managed Risk Profile 2030 Fund Standard Class	23,412,868	—	23,412,868	236,784	2	23,176,082
LVIP Managed Risk Profile 2040 Fund Standard Class	12,476,280	—	12,476,280	1,042,939	1	11,433,340
LVIP Managed Risk Profile 2050 Fund Standard Class	2,267,731	—	2,267,731	38,517	—	2,229,214

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP MFS International Growth Fund Standard Class	$5,223,853	$21,461	$5,245,314	$—	$1	$5,245,313
LVIP MFS Value Fund Standard Class	46,274,802	—	46,274,802	441,693	26	45,833,083
LVIP Mondrian International Value Fund Standard Class	26,231,024	—	26,231,024	261,752	40	25,969,232
LVIP Money Market Fund Standard Class	110,942,319	8,249,970	119,192,289	—	86	119,192,203
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	6,968	—	6,968	—	—	6,968
LVIP PIMCO Low Duration Bond Fund Standard Class	107,809	—	107,809	1,101	—	106,708
LVIP SSgA Bond Index Fund Standard Class	19,382,462	—	19,382,462	344,876	10	19,037,576
LVIP SSgA Conservative Index Allocation Fund Standard Class	821,563	—	821,563	—	—	821,563
LVIP SSgA Conservative Structured Allocation Fund Standard Class	345,320	—	345,320	—	2	345,318
LVIP SSgA Developed International 150 Fund Standard Class	896,205	30,835	927,040	—	1	927,039
LVIP SSgA Emerging Markets 100 Fund Standard Class	1,494,416	—	1,494,416	67,983	—	1,426,433
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	1,812,318	—	1,812,318	—	1	1,812,317
LVIP SSgA International Index Fund Standard Class	11,790,452	—	11,790,452	139,462	5	11,650,985
LVIP SSgA Large Cap 100 Fund Standard Class	1,314,740	18	1,314,758	—	—	1,314,758
LVIP SSgA Mid-Cap Index Fund Standard Class	22,215,597	—	22,215,597	67,249	53	22,148,295
LVIP SSgA Moderate Index Allocation Fund Standard Class	548,366	—	548,366	112,967	—	435,399
LVIP SSgA Moderate Structured Allocation Fund Standard Class	225,402	—	225,402	—	—	225,402
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	558,330	—	558,330	—	—	558,330
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	848,788	—	848,788	—	1	848,787
LVIP SSgA S&P 500 Index Fund Standard Class	212,421,545	9,358,262	221,779,807	—	624	221,779,183
LVIP SSgA Small-Cap Index Fund Standard Class	30,672,866	—	30,672,866	238,413	94	30,434,359
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	3,575,087	—	3,575,087	3,654	2	3,571,431
LVIP T. Rowe Price Growth Stock Fund Standard Class	37,663,184	—	37,663,184	261,888	10	37,401,286
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	20,565,377	—	20,565,377	128,758	12	20,436,607
LVIP Templeton Growth Managed Volatility Fund Standard Class	2,636,707	—	2,636,707	45,743	—	2,590,964
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	1,959,979	—	1,959,979	14	6	1,959,959
LVIP Vanguard Domestic Equity ETF Fund Standard Class	7,593,802	—	7,593,802	249,281	—	7,344,521
LVIP Vanguard International Equity ETF Fund Standard Class	4,446,114	—	4,446,114	114,538	—	4,331,576
LVIP Wellington Capital Growth Fund Standard Class	212,907	—	212,907	—	—	212,907
LVIP Wellington Mid-Cap Value Fund Standard Class	1,822,646	1,423	1,824,069	—	—	1,824,069

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
M Capital Appreciation Fund	$1,706,783	$—	$1,706,783	$—	$11	$1,706,772
M International Equity Fund	2,674,835	—	2,674,835	—	19	2,674,816
M Large Cap Growth Fund	410,982	—	410,982	—	2	410,980
M Large Cap Value Fund	1,403,610	—	1,403,610	—	11	1,403,599
MFS VIT Growth Series Initial Class	50,814,865	—	50,814,865	830,185	32	49,984,648
MFS VIT New Discovery Series Initial Class	19,848	22	19,870	—	—	19,870
MFS VIT Research Series Initial Class	262,987	—	262,987	—	1	262,986
MFS VIT Total Return Series Initial Class	38,472,592	—	38,472,592	35,447	41	38,437,104
MFS VIT Utilities Series Initial Class	14,784,862	—	14,784,862	174,613	33	14,610,216
MFS VIT II Core Equity Portfolio Initial Class	2,116,762	—	2,116,762	—	11	2,116,751
NB AMT Large Cap Value Portfolio I Class	348,889	—	348,889	—	2	348,887
NB AMT Mid Cap Growth Portfolio I Class	3,609,452	—	3,609,452	—	17	3,609,435
NB AMT Mid Cap Intrinsic Value Portfolio I Class	1,889,756	—	1,889,756	—	6	1,889,750
Oppenheimer Main Street Fund/VA Non-Service Shares	593,223	—	593,223	—	3	593,220
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	5,685	—	5,685	—	—	5,685
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	7,146,529	—	7,146,529	58,829	—	7,087,700
PIMCO VIT Total Return Portfolio Administrative Class	744,449	—	744,449	—	—	744,449
T. Rowe Price Equity Income Portfolio	7,340,597	274	7,340,871	—	—	7,340,871
Templeton Foreign VIP Fund Class 2	562,195	—	562,195	—	3	562,192
Templeton Global Bond VIP Fund Class 1	9,966,538	—	9,966,538	167,801	26	9,798,711
Templeton Growth VIP Fund Class 1	1,195,036	—	1,195,036	—	5	1,195,031
Templeton Growth VIP Fund Class 2	25,705	—	25,705	—	—	25,705
Wells Fargo VT Discovery Fund Class 2	59,381	—	59,381	—	—	59,381

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class A	$—	$(1,788)	$(1,788)	$217,971
AB VPS Growth and Income Portfolio Class A	35,185	(2,436)	32,749	450,572
AB VPS International Value Portfolio Class A	33,593	(559)	33,034	10,652
AB VPS Large Cap Growth Portfolio Class A	—	(1,926)	(1,926)	159,661
AB VPS Small/Mid Cap Value Portfolio Class A	161,677	(10,956)	150,721	233,547
American Century VP Income & Growth Fund Class I	96,441	(14,585)	81,856	710,490
American Century VP Inflation Protection Fund Class II	271,154	(9,808)	261,346	(357,044)
American Century VP International Fund Class I	11,662	(3,706)	7,956	195,314
American Funds Bond Fund Class 2	856	—	856	(751)
American Funds Global Growth Fund Class 2	137,924	(7,771)	130,153	142,800
American Funds Global Small Capitalization Fund Class 2	—	(4,785)	(4,785)	620,530
American Funds Growth Fund Class 2	233,146	(44,308)	188,838	1,342,607
American Funds Growth-Income Fund Class 2	190,278	(24,428)	165,850	586,083
American Funds High-Income Bond Fund Class 2	453,765	(13,673)	440,092	(397,857)
American Funds International Fund Class 2	1,221,770	(71,161)	1,150,609	562,700
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	59,357	(9,269)	50,088	(28,655)
BlackRock Equity Dividend V.I. Fund Class I	4,928	—	4,928	(2,377)
BlackRock Global Allocation V.I. Fund Class I	103,964	(636)	103,328	(317,619)
ClearBridge Variable Mid Cap Core Portfolio Class I	253	—	253	(1,561)
ClearBridge Variable Small Cap Growth Portfolio Class I	—	(245)	(245)	(3,480)
Delaware VIP Diversified Income Series Standard Class	1,637,960	(15,512)	1,622,448	4,690
Delaware VIP Emerging Markets Series Standard Class	307,496	(16,910)	290,586	(869,715)
Delaware VIP High Yield Series Standard Class	1,654,608	(27,421)	1,627,187	(1,314,238)
Delaware VIP Limited-Term Diversified Income Series Standard Class	111,244	(934)	110,310	(14,968)
Delaware VIP REIT Series Standard Class	349,593	(13,381)	336,212	1,748,586
Delaware VIP Small Cap Value Series Standard Class	336,794	(30,857)	305,937	798,991
Delaware VIP Smid Cap Growth Series Standard Class	64,861	(10,792)	54,069	707,729
Delaware VIP U.S. Growth Series Standard Class	47,660	(1,398)	46,262	331,742
Delaware VIP Value Series Standard Class	1,043,515	(33,429)	1,010,086	2,578,089
Deutsche Alternative Asset Allocation VIP Portfolio A	35,550	—	35,550	(11,134)
Deutsche Equity 500 Index VIP Portfolio A	3,040,317	(258,316)	2,782,001	5,385,369
Deutsche Small Cap Index VIP Portfolio A	1,197,281	(169,979)	1,027,302	2,353,295
Fidelity VIP Asset Manager Portfolio Service Class	22,585	(3,500)	19,085	14,497
Fidelity VIP Contrafund Portfolio Service Class	477,596	(36,069)	441,527	2,723,830
Fidelity VIP Equity-Income Portfolio Service Class	44,997	(5,806)	39,191	(75,558)
Fidelity VIP Freedom 2020 Portfolio Service Class	145,251	(3,056)	142,195	14,184
Fidelity VIP Freedom 2030 Portfolio Service Class	114,061	(4,379)	109,682	9,590
Fidelity VIP Freedom 2040 Portfolio Service Class	55,412	(1,171)	54,241	4,077
Fidelity VIP Freedom 2050 Portfolio Service Class	22,503	(667)	21,836	13,451
Fidelity VIP Freedom Income Portfolio Service Class	38,597	(1,685)	36,912	7,679
Fidelity VIP Growth Portfolio Service Class	12,873	(13,866)	(993)	1,494,700
Fidelity VIP Investment Grade Bond Portfolio Service Class	133,562	—	133,562	(48,975)
Fidelity VIP Mid Cap Portfolio Service Class	165,481	(24,845)	140,636	879,333
Fidelity VIP Overseas Portfolio Service Class	67,121	(4,289)	62,832	278,865
Franklin Income VIP Fund Class 1	639,528	(2,812)	636,716	(12,395)
Franklin Mutual Shares VIP Fund Class 1	151,763	(2,009)	149,754	259,290
Franklin Rising Dividends VIP Fund Class 1	8,705	—	8,705	(2,512)
Franklin Small Cap Value VIP Fund Class 2	609	(215)	394	(7,973)
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(1,326)	(1,326)	(388,090)
Franklin Small-Mid Cap Growth VIP Fund Class 2	—	(947)	(947)	(8,588)
Franklin U.S. Government Securities VIP Fund Class 1	131,102	(20)	131,082	(33,580)
Goldman Sachs VIT Global Trends Allocation Fund Service Class	54,497	(96,272)	(41,775)	(4,555)
Goldman Sachs VIT Mid Cap Value Fund Service Class	6,835	(405)	6,430	(17,979)
Invesco V.I. Growth and Income Fund Series I	30,946	—	30,946	(5,660)
Janus Aspen Balanced Portfolio Institutional Shares	44,870	(5,656)	39,214	20,928
Janus Aspen Balanced Portfolio Service Shares	60,507	(7,219)	53,288	19,567
Janus Aspen Enterprise Portfolio Institutional Shares	34,771	(10,949)	23,822	150,373

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class A	$—	$217,971	$(158,113)	$58,070
AB VPS Growth and Income Portfolio Class A	—	450,572	(445,951)	37,370
AB VPS International Value Portfolio Class A	—	10,652	20,034	63,720
AB VPS Large Cap Growth Portfolio Class A	14,062	173,723	(72,740)	99,057
AB VPS Small/Mid Cap Value Portfolio Class A	3,286,235	3,519,782	(4,826,723)	(1,156,220)
American Century VP Income & Growth Fund Class I	416,338	1,126,828	(1,496,737)	(288,053)
American Century VP Inflation Protection Fund Class II	—	(357,044)	(261,445)	(357,143)
American Century VP International Fund Class I	—	195,314	(144,276)	58,994
American Funds Bond Fund Class 2	1,524	773	(1,997)	(368)
American Funds Global Growth Fund Class 2	1,377,080	1,519,880	(961,972)	688,061
American Funds Global Small Capitalization Fund Class 2	931,430	1,551,960	(1,668,694)	(121,519)
American Funds Growth Fund Class 2	8,851,967	10,194,574	(7,599,569)	2,783,843
American Funds Growth-Income Fund Class 2	2,134,358	2,720,441	(2,715,299)	170,992
American Funds High-Income Bond Fund Class 2	—	(397,857)	(619,212)	(576,977)
American Funds International Fund Class 2	4,658,596	5,221,296	(10,201,693)	(3,829,788)
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	40,852	12,197	37,343	99,628
BlackRock Equity Dividend V.I. Fund Class I	16,697	14,320	(21,382)	(2,134)
BlackRock Global Allocation V.I. Fund Class I	445,537	127,918	(571,875)	(340,629)
ClearBridge Variable Mid Cap Core Portfolio Class I	30,307	28,746	(39,027)	(10,028)
ClearBridge Variable Small Cap Growth Portfolio Class I	18,650	15,170	(63,686)	(48,761)
Delaware VIP Diversified Income Series Standard Class	601,086	605,776	(2,801,214)	(572,990)
Delaware VIP Emerging Markets Series Standard Class	721,947	(147,768)	(5,650,097)	(5,507,279)
Delaware VIP High Yield Series Standard Class	346,934	(967,304)	(1,953,206)	(1,293,323)
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	(14,968)	(37,916)	57,426
Delaware VIP REIT Series Standard Class	—	1,748,586	(1,420,399)	664,399
Delaware VIP Small Cap Value Series Standard Class	4,896,555	5,695,546	(9,054,690)	(3,053,207)
Delaware VIP Smid Cap Growth Series Standard Class	1,391,260	2,098,989	(1,018,637)	1,134,421
Delaware VIP U.S. Growth Series Standard Class	655,325	987,067	(592,401)	440,928
Delaware VIP Value Series Standard Class	—	2,578,089	(4,018,734)	(430,559)
Deutsche Alternative Asset Allocation VIP Portfolio A	2,612	(8,522)	(102,120)	(75,092)
Deutsche Equity 500 Index VIP Portfolio A	8,468,608	13,853,977	(15,111,866)	1,524,112
Deutsche Small Cap Index VIP Portfolio A	8,622,826	10,976,121	(16,434,815)	(4,431,392)
Fidelity VIP Asset Manager Portfolio Service Class	158,778	173,275	(170,547)	21,813
Fidelity VIP Contrafund Portfolio Service Class	5,029,495	7,753,325	(7,749,379)	445,473
Fidelity VIP Equity-Income Portfolio Service Class	506,135	430,577	(481,577)	(11,809)
Fidelity VIP Freedom 2020 Portfolio Service Class	32,772	46,956	(316,016)	(126,865)
Fidelity VIP Freedom 2030 Portfolio Service Class	32,812	42,402	(316,224)	(164,140)
Fidelity VIP Freedom 2040 Portfolio Service Class	20,932	25,009	(143,404)	(64,154)
Fidelity VIP Freedom 2050 Portfolio Service Class	8,522	21,973	(51,833)	(8,024)
Fidelity VIP Freedom Income Portfolio Service Class	2,923	10,602	(77,908)	(30,394)
Fidelity VIP Growth Portfolio Service Class	367,313	1,862,013	(1,176,983)	684,037
Fidelity VIP Investment Grade Bond Portfolio Service Class	470	(48,505)	(143,057)	(58,000)
Fidelity VIP Mid Cap Portfolio Service Class	4,103,283	4,982,616	(5,435,436)	(312,184)
Fidelity VIP Overseas Portfolio Service Class	5,285	284,150	(93,727)	253,255
Franklin Income VIP Fund Class 1	—	(12,395)	(1,563,960)	(939,639)
Franklin Mutual Shares VIP Fund Class 1	305,607	564,897	(891,440)	(176,789)
Franklin Rising Dividends VIP Fund Class 1	54,179	51,667	(82,358)	(21,986)
Franklin Small Cap Value VIP Fund Class 2	14,018	6,045	(55,246)	(48,807)
Franklin Small-Mid Cap Growth VIP Fund Class 1	868,754	480,664	(526,973)	(47,635)
Franklin Small-Mid Cap Growth VIP Fund Class 2	114,032	105,444	(117,480)	(12,983)
Franklin U.S. Government Securities VIP Fund Class 1	—	(33,580)	(68,247)	29,255
Goldman Sachs VIT Global Trends Allocation Fund Service Class	1,350,744	1,346,189	(4,738,146)	(3,433,732)
Goldman Sachs VIT Mid Cap Value Fund Service Class	436,379	418,400	(985,959)	(561,129)
Invesco V.I. Growth and Income Fund Series I	160,816	155,156	(221,535)	(35,433)
Janus Aspen Balanced Portfolio Institutional Shares	94,531	115,459	(142,059)	12,614
Janus Aspen Balanced Portfolio Service Shares	143,355	162,922	(210,045)	6,165
Janus Aspen Enterprise Portfolio Institutional Shares	571,850	722,223	(535,903)	210,142

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Janus Aspen Enterprise Portfolio Service Shares	$12,696	$(4,205)	$8,491	$131,824
Janus Aspen Flexible Bond Portfolio Institutional Shares	57,376	(25,058)	32,318	(2,059,133)
Janus Aspen Flexible Bond Portfolio Service Shares	94,853	(15,375)	79,478	(189,578)
Janus Aspen Global Research Portfolio Institutional Shares	3,190	(1,006)	2,184	37,033
Janus Aspen Global Research Portfolio Service Shares	2,696	(1,026)	1,670	6,335
Janus Aspen Global Technology Portfolio Service Shares	—	(456)	(456)	3,691
JPMIT Core Bond Portfolio Class 1	7,232	—	7,232	(2,107)
LVIP AQR Enhanced Global Strategies Fund Standard Class	375	—	375	(352)
LVIP Baron Growth Opportunities Fund Standard Class	—	(357)	(357)	45,398
LVIP Baron Growth Opportunities Fund Service Class	—	(24,344)	(24,344)	1,467,382
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	1,160	—	1,160	(8,784)
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	45,523	(4,378)	41,145	104,809
LVIP BlackRock Inflation Protected Bond Fund Standard Class	118,389	(258)	118,131	(72,983)
LVIP BlackRock Multi-Asset Income Fund Standard Class	2,397	—	2,397	(1,096)
LVIP Clarion Global Real Estate Fund Standard Class	229,422	(9,805)	219,617	576,005
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	154	—	154	(9)
LVIP Delaware Bond Fund Standard Class	3,967,471	(166,655)	3,800,816	101,957
LVIP Delaware Diversified Floating Rate Fund Standard Class	10,187	(163)	10,024	(4,990)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	13,239	(1,629)	11,610	40,503
LVIP Delaware Social Awareness Fund Standard Class	37,359	(3,043)	34,316	166,100
LVIP Delaware Special Opportunities Fund Standard Class	188,814	(4,022)	184,792	735,465
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	10,241	(391)	9,850	(22,846)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	201,823	(3,586)	198,237	294,779
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	3,580	(431)	3,149	757,709
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	16,006	(524)	15,482	6,668
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	548	—	548	(696)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	122,874	(1,015)	121,859	193,855
LVIP Global Growth Allocation Managed Risk Fund Standard Class	76,983	(998)	75,985	189,194
LVIP Global Income Fund Standard Class	176,935	(308)	176,627	(24,575)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	230,832	(20,471)	210,361	394,049
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	—	(86)	(86)	61,506
LVIP JPMorgan High Yield Fund Standard Class	788,529	(434)	788,095	(149,466)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	4,334	(7)	4,327	46,897
LVIP Managed Risk Profile 2010 Fund Standard Class	143,185	(3)	143,182	168,961
LVIP Managed Risk Profile 2020 Fund Standard Class	685,153	(101)	685,052	360,321
LVIP Managed Risk Profile 2030 Fund Standard Class	432,619	(569)	432,050	245,559
LVIP Managed Risk Profile 2040 Fund Standard Class	224,446	(411)	224,035	133,195
LVIP Managed Risk Profile 2050 Fund Standard Class	37,422	—	37,422	(8,969)
LVIP MFS International Growth Fund Standard Class	64,254	(127)	64,127	301,586
LVIP MFS Value Fund Standard Class	992,375	(9,681)	982,694	1,496,391
LVIP Mondrian International Value Fund Standard Class	830,060	(15,529)	814,531	239,862
LVIP Money Market Fund Standard Class	24,177	(45,548)	(21,371)	—
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	106	—	106	2
LVIP PIMCO Low Duration Bond Fund Standard Class	2,926	—	2,926	169
LVIP SSgA Bond Index Fund Standard Class	512,365	(19,420)	492,945	197,796
LVIP SSgA Conservative Index Allocation Fund Standard Class	16,969	—	16,969	1,111
LVIP SSgA Conservative Structured Allocation Fund Standard Class	9,260	(437)	8,823	(267)
LVIP SSgA Developed International 150 Fund Standard Class	29,869	(187)	29,682	(23,879)
LVIP SSgA Emerging Markets 100 Fund Standard Class	76,338	(419)	75,919	(80,747)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	58,180	(989)	57,191	39,950
LVIP SSgA International Index Fund Standard Class	313,828	(2,006)	311,822	27,143
LVIP SSgA Large Cap 100 Fund Standard Class	36,833	(119)	36,714	12,158
LVIP SSgA Mid-Cap Index Fund Standard Class	207,867	(11,766)	196,101	(63,465)
LVIP SSgA Moderate Index Allocation Fund Standard Class	10,004	—	10,004	20,722
LVIP SSgA Moderate Structured Allocation Fund Standard Class	6,629	—	6,629	377
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	10,642	—	10,642	1,078

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Janus Aspen Enterprise Portfolio Service Shares	$351,943	$483,767	$(319,370)	$172,888
Janus Aspen Flexible Bond Portfolio Institutional Shares	12,006	(2,047,127)	2,877,010	862,201
Janus Aspen Flexible Bond Portfolio Service Shares	28,154	(161,424)	225,396	143,450
Janus Aspen Global Research Portfolio Institutional Shares	—	37,033	(50,738)	(11,521)
Janus Aspen Global Research Portfolio Service Shares	—	6,335	(20,270)	(12,265)
Janus Aspen Global Technology Portfolio Service Shares	31,522	35,213	(25,031)	9,726
JPMIT Core Bond Portfolio Class 1	—	(2,107)	(1,785)	3,340
LVIP AQR Enhanced Global Strategies Fund Standard Class	—	(352)	30	53
LVIP Baron Growth Opportunities Fund Standard Class	27,773	73,171	(88,946)	(16,132)
LVIP Baron Growth Opportunities Fund Service Class	3,696,804	5,164,186	(7,448,598)	(2,308,756)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(8,784)	(8,062)	(15,686)
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	—	104,809	(286,476)	(140,522)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(72,983)	(331,588)	(286,440)
LVIP BlackRock Multi-Asset Income Fund Standard Class	—	(1,096)	(3,976)	(2,675)
LVIP Clarion Global Real Estate Fund Standard Class	—	576,005	(973,051)	(177,429)
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	—	(9)	(1,435)	(1,290)
LVIP Delaware Bond Fund Standard Class	388,270	490,227	(3,816,310)	474,733
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(4,990)	(7,670)	(2,636)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	26,217	66,720	(87,601)	(9,271)
LVIP Delaware Social Awareness Fund Standard Class	277,857	443,957	(552,454)	(74,181)
LVIP Delaware Special Opportunities Fund Standard Class	1,469,046	2,204,511	(2,388,971)	332
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	—	(22,846)	(39,898)	(52,894)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,379,337	1,674,116	(2,122,037)	(249,684)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	—	757,709	(726,920)	33,938
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	295	6,963	(16,563)	5,882
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	264	(432)	(1,123)	(1,007)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	97,367	291,222	(538,593)	(125,512)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	189,194	(419,218)	(154,039)
LVIP Global Income Fund Standard Class	50,066	25,491	(315,037)	(112,919)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	7,677	401,726	(970,929)	(358,842)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	11,893	73,399	(103,036)	(29,723)
LVIP JPMorgan High Yield Fund Standard Class	85,219	(64,247)	(1,399,568)	(675,720)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	—	46,897	(93,755)	(42,531)
LVIP Managed Risk Profile 2010 Fund Standard Class	391,974	560,935	(811,481)	(107,364)
LVIP Managed Risk Profile 2020 Fund Standard Class	1,137,834	1,498,155	(2,988,665)	(805,458)
LVIP Managed Risk Profile 2030 Fund Standard Class	1,280,099	1,525,658	(2,596,951)	(639,243)
LVIP Managed Risk Profile 2040 Fund Standard Class	808,420	941,615	(1,592,705)	(427,055)
LVIP Managed Risk Profile 2050 Fund Standard Class	4,016	(4,953)	(137,300)	(104,831)
LVIP MFS International Growth Fund Standard Class	—	301,586	(342,786)	22,927
LVIP MFS Value Fund Standard Class	1,020,838	2,517,229	(3,391,730)	108,193
LVIP Mondrian International Value Fund Standard Class	—	239,862	(2,127,114)	(1,072,721)
LVIP Money Market Fund Standard Class	—	—	—	(21,371)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	3	5	(544)	(433)
LVIP PIMCO Low Duration Bond Fund Standard Class	689	858	11,681	15,465
LVIP SSgA Bond Index Fund Standard Class	—	197,796	(640,758)	49,983
LVIP SSgA Conservative Index Allocation Fund Standard Class	1,292	2,403	(30,629)	(11,257)
LVIP SSgA Conservative Structured Allocation Fund Standard Class	358	91	(22,351)	(13,437)
LVIP SSgA Developed International 150 Fund Standard Class	80,022	56,143	(182,106)	(96,281)
LVIP SSgA Emerging Markets 100 Fund Standard Class	—	(80,747)	(317,297)	(322,125)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	—	39,950	(233,324)	(136,183)
LVIP SSgA International Index Fund Standard Class	—	27,143	(656,169)	(317,204)
LVIP SSgA Large Cap 100 Fund Standard Class	164,876	177,034	(273,161)	(59,413)
LVIP SSgA Mid-Cap Index Fund Standard Class	192,676	129,211	(1,606,580)	(1,281,268)
LVIP SSgA Moderate Index Allocation Fund Standard Class	1,246	21,968	(39,761)	(7,789)
LVIP SSgA Moderate Structured Allocation Fund Standard Class	1,568	1,945	(16,957)	(8,383)
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	823	1,901	(19,469)	(6,926)

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	$27,464	$(76)	$27,388	$1,047
LVIP SSgA S&P 500 Index Fund Standard Class	4,149,560	(215,394)	3,934,166	9,937,396
LVIP SSgA Small-Cap Index Fund Standard Class	305,916	(18,962)	286,954	1,173,354
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	94,810	(1,262)	93,548	43,980
LVIP T. Rowe Price Growth Stock Fund Standard Class	—	(4,083)	(4,083)	1,139,125
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	27,051	(5,273)	21,778	512,406
LVIP Templeton Growth Managed Volatility Fund Standard Class	39,148	(54)	39,094	20,135
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	—	(19)	(19)	(2,226)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	(3,142)	(3,142)	217,433
LVIP Vanguard Domestic Equity ETF Fund Standard Class	125,904	—	125,904	59,225
LVIP Vanguard International Equity ETF Fund Standard Class	108,748	—	108,748	12,169
LVIP Wellington Capital Growth Fund Standard Class	—	(155)	(155)	42,070
LVIP Wellington Mid-Cap Value Fund Standard Class	12,692	(151)	12,541	182,181
M Capital Appreciation Fund	—	(4,963)	(4,963)	175,090
M International Equity Fund	47,238	(7,058)	40,180	11,582
M Large Cap Growth Fund	201	(2,051)	(1,850)	145,398
M Large Cap Value Fund	19,472	(5,034)	14,438	130,394
MFS VIT Core Equity Series Initial Class	21,491	(964)	20,527	215,989
MFS VIT Growth Series Initial Class	75,357	(11,142)	64,215	1,389,234
MFS VIT New Discovery Series Initial Class	—	—	—	33
MFS VIT Research Series Initial Class	2,158	(631)	1,527	9,539
MFS VIT Total Return Series Initial Class	1,000,231	(16,818)	983,413	660,058
MFS VIT Utilities Series Initial Class	732,884	(13,652)	719,232	19,646
MFS VIT II Core Equity Portfolio Initial Class	12,167	(3,089)	9,078	(6,701)
NB AMT Large Cap Value Portfolio I Class	3,160	(844)	2,316	9,886
NB AMT Mid Cap Growth Portfolio I Class	—	(9,079)	(9,079)	(22,532)
NB AMT Mid Cap Intrinsic Value Portfolio I Class	17,321	(3,745)	13,576	544,149
Oppenheimer Main Street Fund/VA Non-Service Shares	5,894	(1,253)	4,641	12,267
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	—	—	—	—
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	397,823	(125)	397,698	(962,984)
PIMCO VIT Total Return Portfolio Administrative Class	42,513	(107)	42,406	(1,405)
T. Rowe Price Equity Income Portfolio	234,995	(590)	234,405	468,693
Templeton Foreign VIP Fund Class 2	19,812	(1,220)	18,592	470
Templeton Global Bond VIP Fund Class 1	830,923	(6,954)	823,969	(382,018)
Templeton Growth VIP Fund Class 1	45,517	(2,641)	42,876	42,833
Templeton Growth VIP Fund Class 2	714	(55)	659	40
Wells Fargo VT Discovery Fund Class 2	—	—	—	(1,116)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	$463	$1,510	$(29,429)	$(531)
LVIP SSgA S&P 500 Index Fund Standard Class	1,934,433	11,871,829	(15,083,139)	722,856
LVIP SSgA Small-Cap Index Fund Standard Class	711,630	1,884,984	(3,326,126)	(1,154,188)
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	507,516	551,496	(887,026)	(241,982)
LVIP T. Rowe Price Growth Stock Fund Standard Class	1,334,873	2,473,998	709,700	3,179,615
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	1,201,875	1,714,281	(1,314,665)	421,394
LVIP Templeton Growth Managed Volatility Fund Standard Class	—	20,135	(293,426)	(234,197)
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	—	(2,226)	—	(2,245)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	217,433	(189,698)	24,593
LVIP Vanguard Domestic Equity ETF Fund Standard Class	8,186	67,411	(242,009)	(48,694)
LVIP Vanguard International Equity ETF Fund Standard Class	—	12,169	(278,060)	(157,143)
LVIP Wellington Capital Growth Fund Standard Class	30,264	72,334	(44,068)	28,111
LVIP Wellington Mid-Cap Value Fund Standard Class	—	182,181	(203,837)	(9,115)
M Capital Appreciation Fund	196,644	371,734	(480,489)	(113,718)
M International Equity Fund	—	11,582	(146,860)	(95,098)
M Large Cap Growth Fund	82,434	227,832	(174,695)	51,287
M Large Cap Value Fund	125,937	256,331	(286,757)	(15,988)
MFS VIT Core Equity Series Initial Class	114,336	330,325	(297,178)	53,674
MFS VIT Growth Series Initial Class	2,622,375	4,011,609	(633,267)	3,442,557
MFS VIT New Discovery Series Initial Class	651	684	(1,203)	(519)
MFS VIT Research Series Initial Class	22,260	31,799	(31,066)	2,260
MFS VIT Total Return Series Initial Class	1,422,874	2,082,932	(3,238,170)	(171,825)
MFS VIT Utilities Series Initial Class	1,210,333	1,229,979	(4,540,237)	(2,591,026)
MFS VIT II Core Equity Portfolio Initial Class	167,448	160,747	(227,525)	(57,700)
NB AMT Large Cap Value Portfolio I Class	31,937	41,823	(96,712)	(52,573)
NB AMT Mid Cap Growth Portfolio I Class	302,479	279,947	121,222	392,090
NB AMT Mid Cap Intrinsic Value Portfolio I Class	51,616	595,765	(750,225)	(140,884)
Oppenheimer Main Street Fund/VA Non-Service Shares	96,239	108,506	(91,678)	21,469
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	—	—	3	3
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	—	(962,984)	(1,952,920)	(2,518,206)
PIMCO VIT Total Return Portfolio Administrative Class	7,965	6,560	(40,462)	8,504
T. Rowe Price Equity Income Portfolio	163,208	631,901	(2,321,507)	(1,455,201)
Templeton Foreign VIP Fund Class 2	20,235	20,705	(80,285)	(40,988)
Templeton Global Bond VIP Fund Class 1	52,310	(329,708)	(973,494)	(479,233)
Templeton Growth VIP Fund Class 1	—	42,833	(176,136)	(90,427)
Templeton Growth VIP Fund Class 2	—	40	(2,536)	(1,837)
Wells Fargo VT Discovery Fund Class 2	8,304	7,188	(8,423)	(1,235)

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets

Years Ended December 31, 2014 and 2015

	AB VPS Global Thematic Growth Portfolio Class A Subaccount	AB VPS Growth and Income Portfolio Class A Subaccount	AB VPS International Value Portfolio Class A Subaccount	AB VPS Large Cap Growth Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	American Century VP Income & Growth Fund Class I Subaccount	American Century VP Inflation Protection Fund Class II Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,421,950	$3,235,482	$1,627,744	$725,244	$17,503,502	$4,494,897	$16,384,031
Changes From Operations:
• Net investment income (loss)	(2,225)	41,446	66,265	(1,673)	126,420	80,620	196,068
• Net realized gain (loss) on investments	65,858	269,672	11,866	139,590	3,230,739	235,607	(37,552)
• Net change in unrealized appreciation or depreciation on investments	(2,100)	(11,850)	(194,976)	(55,264)	(1,710,732)	215,431	398,854
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	61,533	299,268	(116,845)	82,653	1,646,427	531,658	557,370
Changes From Unit Transactions:
• Contract purchases	90,271	172,117	178,474	23,694	955,539	22,076	282,790
• Contract withdrawals	(133,028)	(450,240)	(37,660)	(4,130)	(681,760)	(127,397)	(622,816)
• Contract transfers	(58,636)	(118,958)	119,420	(98,255)	259,257	(104,675)	(2,898,730)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(101,393)	(397,081)	260,234	(78,691)	533,036	(209,996)	(3,238,756)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,860)	(97,813)	143,389	3,962	2,179,463	321,662	(2,681,386)
NET ASSETS AT DECEMBER 31, 2014	1,382,090	3,137,669	1,771,133	729,206	19,682,965	4,816,559	13,702,645
Changes From Operations:
• Net investment income (loss)	(1,788)	32,749	33,034	(1,926)	150,721	81,856	261,346
• Net realized gain (loss) on investments	217,971	450,572	10,652	173,723	3,519,782	1,126,828	(357,044)
• Net change in unrealized appreciation or depreciation on investments	(158,113)	(445,951)	20,034	(72,740)	(4,826,723)	(1,496,737)	(261,445)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	58,070	37,370	63,720	99,057	(1,156,220)	(288,053)	(357,143)
Changes From Unit Transactions:
• Contract purchases	45,902	82,930	126,105	—	618,359	5,516	128,358
• Contract withdrawals	(46,653)	(686,698)	(177,574)	(4,130)	(653,254)	(288,167)	(768,342)
• Contract transfers	(527,993)	(425,938)	(423,519)	(661,517)	916,286	(380,101)	(322,057)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(528,744)	(1,029,706)	(474,988)	(665,647)	881,391	(662,752)	(962,041)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(470,674)	(992,336)	(411,268)	(566,590)	(274,829)	(950,805)	(1,319,184)
NET ASSETS AT DECEMBER 31, 2015	$911,416	$2,145,333	$1,359,865	$162,616	$19,408,136	$3,865,754	$12,383,461

See accompanying notes.

	American Century VP International Fund Class I Subaccount	American Funds Bond Fund Class 2 Subaccount	American Funds Global Growth Fund Class 2 Subaccount	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,947,413	$23,789	$15,636,325	$11,612,312	$41,297,821	$13,231,173
Changes From Operations:
• Net investment income (loss)	52,320	612	138,242	8,396	271,702	152,162
• Net realized gain (loss) on investments	150,951	344	3,615,632	589,008	6,139,844	1,506,357
• Net change in unrealized appreciation or depreciation on investments	(417,882)	457	(3,303,656)	(358,732)	(2,902,606)	(228,815)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(214,611)	1,413	450,218	238,672	3,508,940	1,429,704
Changes From Unit Transactions:
• Contract purchases	109,767	5,960	594,165	952,140	1,965,613	675,709
• Contract withdrawals	(108,580)	(2,044)	(1,320,900)	(296,634)	(3,421,657)	(1,354,803)
• Contract transfers	560,605	2,244	(3,618,438)	(704,017)	(2,943,669)	(27,358)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	561,792	6,160	(4,345,173)	(48,511)	(4,399,713)	(706,452)
TOTAL INCREASE (DECREASE) IN NET ASSETS	347,181	7,573	(3,894,955)	190,161	(890,773)	723,252
NET ASSETS AT DECEMBER 31, 2014	3,294,594	31,362	11,741,370	11,802,473	40,407,048	13,954,425
Changes From Operations:
• Net investment income (loss)	7,956	856	130,153	(4,785)	188,838	165,850
• Net realized gain (loss) on investments	195,314	773	1,519,880	1,551,960	10,194,574	2,720,441
• Net change in unrealized appreciation or depreciation on investments	(144,276)	(1,997)	(961,972)	(1,668,694)	(7,599,569)	(2,715,299)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	58,994	(368)	688,061	(121,519)	2,783,843	170,992
Changes From Unit Transactions:
• Contract purchases	33,459	4,398	651,028	191,101	1,517,310	420,421
• Contract withdrawals	(272,415)	(2,097)	(1,802,210)	(898,279)	(2,375,436)	(1,238,029)
• Contract transfers	(1,327,308)	10,562	1,944,226	56,486	(4,906,954)	780,996
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,566,264)	12,863	793,044	(650,692)	(5,765,080)	(36,612)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,507,270)	12,495	1,481,105	(772,211)	(2,981,237)	134,380
NET ASSETS AT DECEMBER 31, 2015	$1,787,324	$43,857	$13,222,475	$11,030,262	$37,425,811	$14,088,805

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	American Funds High-Income Bond Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund Class 2 Subaccount	BlackRock Equity Dividend V.I. Fund Class I Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	ClearBridge Variable Mid Cap Core Portfolio Class I Subaccount	ClearBridge Variable Small Cap Growth Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2014	$10,284,909	$74,851,645	$10,964,171	$—	$3,485,013	$—	$—
Changes From Operations:
• Net investment income (loss)	513,555	1,008,116	82,928	344	107,050	181	—
• Net realized gain (loss) on investments	51,291	2,671,406	(112,854)	2,821	492,931	4,186	9,402
• Net change in unrealized appreciation or depreciation on investments	(489,816)	(5,838,923)	507,031	(2,273)	(510,987)	(1,435)	(3,482)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,030	(2,159,401)	477,105	892	88,994	2,932	5,920
Changes From Unit Transactions:
• Contract purchases	193,631	5,599,059	228,703	1,350	412,249	1,225	53,978
• Contract withdrawals	(1,339,466)	(3,673,853)	(620,510)	(3,643)	(195,917)	(422)	(4,735)
• Contract transfers	(507,975)	1,899,487	(1,828,919)	58,793	1,042,659	49,804	20,048
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,653,810)	3,824,693	(2,220,726)	56,500	1,258,991	50,607	69,291
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,578,780)	1,665,292	(1,743,621)	57,392	1,347,985	53,539	75,211
NET ASSETS AT DECEMBER 31, 2014	8,706,129	76,516,937	9,220,550	57,392	4,832,998	53,539	75,211
Changes From Operations:
• Net investment income (loss)	440,092	1,150,609	50,088	4,928	103,328	253	(245)
• Net realized gain (loss) on investments	(397,857)	5,221,296	12,197	14,320	127,918	28,746	15,170
• Net change in unrealized appreciation or depreciation on investments	(619,212)	(10,201,693)	37,343	(21,382)	(571,875)	(39,027)	(63,686)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(576,977)	(3,829,788)	99,628	(2,134)	(340,629)	(10,028)	(48,761)
Changes From Unit Transactions:
• Contract purchases	188,360	3,909,580	165,353	1,651	549,545	31,721	243,977
• Contract withdrawals	(196,544)	(3,947,456)	(4,531,896)	(2,703)	(489,862)	(9,230)	(107,579)
• Contract transfers	(1,040,101)	1,647,812	(1,018,133)	227,262	3,076,875	444,874	1,095,234
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,048,285)	1,609,936	(5,384,676)	226,210	3,136,558	467,365	1,231,632
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,625,262)	(2,219,852)	(5,285,048)	224,076	2,795,929	457,337	1,182,871
NET ASSETS AT DECEMBER 31, 2015	$7,080,867	$74,297,085	$3,935,502	$281,468	$7,628,927	$510,876	$1,258,082

See accompanying notes.

	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Emerging Markets Series Standard Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$45,770,751	$37,791,896	$25,509,675	$8,981,544	$19,278,055	$41,436,247
Changes From Operations:
• Net investment income (loss)	1,064,176	225,327	1,898,282	123,843	305,702	207,314
• Net realized gain (loss) on investments	8,952	898,691	352,981	(33,633)	2,134,681	6,181,820
• Net change in unrealized appreciation or depreciation on investments	1,366,695	(4,434,102)	(2,480,087)	48,782	3,738,677	(3,827,103)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,439,823	(3,310,084)	(228,824)	138,992	6,179,060	2,562,031
Changes From Unit Transactions:
• Contract purchases	4,188,803	2,716,741	1,142,496	783,668	1,742,270	1,893,376
• Contract withdrawals	(2,062,286)	(1,820,197)	(1,134,005)	(387,185)	(1,637,870)	(2,848,088)
• Contract transfers	4,872,017	1,375,714	354,117	(2,855,538)	1,546,788	3,513,102
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,998,534	2,272,258	362,608	(2,459,055)	1,651,188	2,558,390
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,438,357	(1,037,826)	133,784	(2,320,063)	7,830,248	5,120,421
NET ASSETS AT DECEMBER 31, 2014	55,209,108	36,754,070	25,643,459	6,661,481	27,108,303	46,556,668
Changes From Operations:
• Net investment income (loss)	1,622,448	290,586	1,627,187	110,310	336,212	305,937
• Net realized gain (loss) on investments	605,776	(147,768)	(967,304)	(14,968)	1,748,586	5,695,546
• Net change in unrealized appreciation or depreciation on investments	(2,801,214)	(5,650,097)	(1,953,206)	(37,916)	(1,420,399)	(9,054,690)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(572,990)	(5,507,279)	(1,293,323)	57,426	664,399	(3,053,207)
Changes From Unit Transactions:
• Contract purchases	4,557,477	1,879,198	353,789	953,464	974,911	1,606,666
• Contract withdrawals	(2,261,511)	(1,595,742)	(1,066,823)	(226,260)	(1,643,783)	(1,436,363)
• Contract transfers	(3,243,873)	2,254,025	(6,500,127)	(1,948,872)	288,689	625,929
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(947,907)	2,537,481	(7,213,161)	(1,221,668)	(380,183)	796,232
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,520,897)	(2,969,798)	(8,506,484)	(1,164,242)	284,216	(2,256,975)
NET ASSETS AT DECEMBER 31, 2015	$53,688,211	$33,784,272	$17,136,975	$5,497,239	$27,392,519	$44,299,693

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP U.S. Growth Series Standard Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio A Subaccount	Deutsche Equity 500 Index VIP Portfolio A Subaccount	Deutsche Small Cap Index VIP Portfolio A Subaccount	Fidelity VIP Asset Manager Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$16,699,267	$6,240,422	$48,789,110	$1,452,251	$188,980,363	$121,373,895	$3,262,723
Changes From Operations:
• Net investment income (loss)	(2,127)	11,965	836,737	29,836	3,224,060	955,951	29,231
• Net realized gain (loss) on investments	2,178,943	759,276	1,862,357	31,877	13,198,538	8,544,830	645,954
• Net change in unrealized appreciation or depreciation on investments	(1,698,597)	51,288	4,380,109	(4,823)	6,212,241	(3,449,000)	(507,980)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	478,219	822,529	7,079,203	56,890	22,634,839	6,051,781	167,205
Changes From Unit Transactions:
• Contract purchases	549,168	470,702	2,157,836	265,532	247,371	150,106	45,111
• Contract withdrawals	(1,263,656)	(253,360)	(1,498,293)	(76,203)	(14,257,810)	(8,391,828)	(47,890)
• Contract transfers	(1,178,740)	473,039	854,144	(497,163)	(13,133,590)	5,289,303	(860,392)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,893,228)	690,381	1,513,687	(307,834)	(27,144,029)	(2,952,419)	(863,171)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,415,009)	1,512,910	8,592,890	(250,944)	(4,509,190)	3,099,362	(695,966)
NET ASSETS AT DECEMBER 31, 2014	15,284,258	7,753,332	57,382,000	1,201,307	184,471,173	124,473,257	2,566,757
Changes From Operations:
• Net investment income (loss)	54,069	46,262	1,010,086	35,550	2,782,001	1,027,302	19,085
• Net realized gain (loss) on investments	2,098,989	987,067	2,578,089	(8,522)	13,853,977	10,976,121	173,275
• Net change in unrealized appreciation or depreciation on investments	(1,018,637)	(592,401)	(4,018,734)	(102,120)	(15,111,866)	(16,434,815)	(170,547)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,134,421	440,928	(430,559)	(75,092)	1,524,112	(4,431,392)	21,813
Changes From Unit Transactions:
• Contract purchases	490,260	832,013	3,131,612	183,771	102,359	65,822	9,164
• Contract withdrawals	(550,926)	(1,897,270)	(2,917,088)	(167,827)	(12,362,952)	(8,613,699)	(356,984)
• Contract transfers	1,598,955	4,806,601	6,556,924	(54,140)	(14,819,502)	(8,046,534)	(796,408)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,538,289	3,741,344	6,771,448	(38,196)	(27,080,095)	(16,594,411)	(1,144,228)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,672,710	4,182,272	6,340,889	(113,288)	(25,555,983)	(21,025,803)	(1,122,415)
NET ASSETS AT DECEMBER 31, 2015	$17,956,968	$11,935,604	$63,722,889	$1,088,019	$158,915,190	$103,447,454	$1,444,342

See accompanying notes.

	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Equity-Income Portfolio Service Class Subaccount	Fidelity VIP Freedom 2020 Portfolio Service Class Subaccount	Fidelity VIP Freedom 2030 Portfolio Service Class Subaccount	Fidelity VIP Freedom 2040 Portfolio Service Class Subaccount	Fidelity VIP Freedom 2050 Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$58,356,299	$9,575,499	$1,262,464	$1,692,635	$127,541	$441,832
Changes From Operations:
• Net investment income (loss)	436,059	151,069	60,564	49,505	17,329	15,746
• Net realized gain (loss) on investments	8,049,124	1,996,920	56,232	66,802	11,097	17,847
• Net change in unrealized appreciation or depreciation on investments	(2,069,088)	(1,327,745)	(49,020)	(38,535)	(15,536)	(13,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,416,095	820,244	67,776	77,772	12,890	20,547
Changes From Unit Transactions:
• Contract purchases	2,586,848	14,106	215,556	285,147	184,404	85,976
• Contract withdrawals	(3,690,882)	(1,299,274)	(78,005)	(114,784)	(21,562)	(30,554)
• Contract transfers	(6,430,270)	(3,217,708)	2,458,228	1,726,551	887,284	729,412
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,534,304)	(4,502,876)	2,595,779	1,896,914	1,050,126	784,834
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,118,209)	(3,682,632)	2,663,555	1,974,686	1,063,016	805,381
NET ASSETS AT DECEMBER 31, 2014	57,238,090	5,892,867	3,926,019	3,667,321	1,190,557	1,247,213
Changes From Operations:
• Net investment income (loss)	441,527	39,191	142,195	109,682	54,241	21,836
• Net realized gain (loss) on investments	7,753,325	430,577	46,956	42,402	25,009	21,973
• Net change in unrealized appreciation or depreciation on investments	(7,749,379)	(481,577)	(316,016)	(316,224)	(143,404)	(51,833)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	445,473	(11,809)	(126,865)	(164,140)	(64,154)	(8,024)
Changes From Unit Transactions:
• Contract purchases	1,530,974	1	538,750	786,084	288,103	137,066
• Contract withdrawals	(4,062,146)	(90,471)	(274,780)	(220,532)	(84,086)	(43,646)
• Contract transfers	(6,404,393)	(4,515,118)	3,835,801	2,553,460	2,198,345	46,725
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,935,565)	(4,605,588)	4,099,771	3,119,012	2,402,362	140,145
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,490,092)	(4,617,397)	3,972,906	2,954,872	2,338,208	132,121
NET ASSETS AT DECEMBER 31, 2015	$48,747,998	$1,275,470	$7,898,925	$6,622,193	$3,528,765	$1,379,334

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Fidelity VIP Freedom Income Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class Subaccount	Fidelity VIP Investment Grade Bond Portfolio Service Class Subaccount	Fidelity VIP Mid Cap Portfolio Service Class Subaccount	Fidelity VIP Overseas Portfolio Service Class Subaccount	Franklin Income VIP Fund Class 1 Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2014	$529,063	$11,336,882	$470,994	$32,939,809	$7,884,090	$12,569,825	$4,868,394
Changes From Operations:
• Net investment income (loss)	10,659	(8,729)	12,414	24,149	70,610	683,011	110,160
• Net realized gain (loss) on investments	10,305	1,946,423	172	2,512,603	820,634	153,215	414,285
• Net change in unrealized appreciation or depreciation on investments	(3,696)	(703,731)	14,198	(479,968)	(1,407,587)	(207,259)	(186,479)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,268	1,233,963	26,784	2,056,784	(516,343)	628,967	337,966
Changes From Unit Transactions:
• Contract purchases	2,970	275,964	—	5,499,663	331,314	347,311	291,357
• Contract withdrawals	(26,831)	(721,145)	(12,797)	(1,891,398)	(725,644)	(298,385)	(117,379)
• Contract transfers	323,925	(331,886)	92,876	(3,627,652)	(1,218,587)	261,029	(100,637)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	300,064	(777,067)	80,079	(19,387)	(1,612,917)	309,955	73,341
TOTAL INCREASE (DECREASE) IN NET ASSETS	317,332	456,896	106,863	2,037,397	(2,129,260)	938,922	411,307
NET ASSETS AT DECEMBER 31, 2014	846,395	11,793,778	577,857	34,977,206	5,754,830	13,508,747	5,279,701
Changes From Operations:
• Net investment income (loss)	36,912	(993)	133,562	140,636	62,832	636,716	149,754
• Net realized gain (loss) on investments	10,602	1,862,013	(48,505)	4,982,616	284,150	(12,395)	564,897
• Net change in unrealized appreciation or depreciation on investments	(77,908)	(1,176,983)	(143,057)	(5,435,436)	(93,727)	(1,563,960)	(891,440)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(30,394)	684,037	(58,000)	(312,184)	253,255	(939,639)	(176,789)
Changes From Unit Transactions:
• Contract purchases	7,037	275,212	—	915,090	393,781	253,252	315,040
• Contract withdrawals	(46,863)	(912,492)	(31,201)	(3,653,027)	(690,575)	(1,298,438)	(418,273)
• Contract transfers	1,424,563	(3,860,307)	3,809,920	6,458,008	(612,659)	427,638	(1,355,599)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,384,737	(4,497,587)	3,778,719	3,720,071	(909,453)	(617,548)	(1,458,832)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,354,343	(3,813,550)	3,720,719	3,407,887	(656,198)	(1,557,187)	(1,635,621)
NET ASSETS AT DECEMBER 31, 2015	$2,200,738	$7,980,228	$4,298,576	$38,385,093	$5,098,632	$11,951,560	$3,644,080

See accompanying notes.

	Franklin Rising Dividends VIP Fund Class 1 Subaccount	Franklin Small Cap Value VIP Fund Class 2 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 2 Subaccount	Franklin U.S. Government Securities VIP Fund Class 1 Subaccount	Goldman Sachs VIT Global Trends Allocation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$94,090	$39,782	$3,189,151	$579,579	$4,782,683	$—
Changes From Operations:
• Net investment income (loss)	3,900	335	(1,398)	(1,040)	140,780	7,310
• Net realized gain (loss) on investments	6,754	3,322	709,188	121,425	(60,602)	268,587
• Net change in unrealized appreciation or depreciation on investments	15,678	(2,020)	(434,507)	(91,304)	98,028	(525,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,332	1,637	273,283	29,081	178,206	(249,703)
Changes From Unit Transactions:
• Contract purchases	39,645	6,180	264,906	—	130,063	—
• Contract withdrawals	(6,939)	(1,537)	(116,225)	(8,703)	(678,215)	(7,196)
• Contract transfers	166,256	21,836	68,851	(140,634)	(156,381)	33,664,824
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	198,962	26,479	217,532	(149,337)	(704,533)	33,657,628
TOTAL INCREASE (DECREASE) IN NET ASSETS	225,294	28,116	490,815	(120,256)	(526,327)	33,407,925
NET ASSETS AT DECEMBER 31, 2014	319,384	67,898	3,679,966	459,323	4,256,356	33,407,925
Changes From Operations:
• Net investment income (loss)	8,705	394	(1,326)	(947)	131,082	(41,775)
• Net realized gain (loss) on investments	51,667	6,045	480,664	105,444	(33,580)	1,346,189
• Net change in unrealized appreciation or depreciation on investments	(82,358)	(55,246)	(526,973)	(117,480)	(68,247)	(4,738,146)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,986)	(48,807)	(47,635)	(12,983)	29,255	(3,433,732)
Changes From Unit Transactions:
• Contract purchases	107,480	66,597	196,821	—	421,112	—
• Contract withdrawals	(17,244)	(91,270)	(302,989)	(59,497)	(261,908)	(128,576)
• Contract transfers	273,720	727,138	(2,232,911)	5,329	854,876	32,055,882
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	363,956	702,465	(2,339,079)	(54,168)	1,014,080	31,927,306
TOTAL INCREASE (DECREASE) IN NET ASSETS	341,970	653,658	(2,386,714)	(67,151)	1,043,335	28,493,574
NET ASSETS AT DECEMBER 31, 2015	$661,354	$721,556	$1,293,252	$392,172	$5,299,691	$61,901,499

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Goldman Sachs VIT Mid Cap Value Fund Service Class Subaccount	Invesco V.I. Growth and Income Fund Series I Subaccount	Janus Aspen Balanced Portfolio Institutional Shares Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Enterprise Portfolio Institutional Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount	Janus Aspen Flexible Bond Portfolio Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,715,907	$477,086	$2,732,215	$3,523,357	$4,781,979	$3,708,693	$65,610,507
Changes From Operations:
• Net investment income (loss)	34,329	12,493	43,444	49,841	(2,043)	(8,850)	2,207,599
• Net realized gain (loss) on investments	765,557	87,071	105,088	366,273	419,145	1,315,095	(32,727)
• Net change in unrealized appreciation or depreciation on investments	(297,992)	(40,150)	74,062	(117,114)	161,990	(877,920)	917,304
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	501,894	59,414	222,594	299,000	579,092	428,325	3,092,176
Changes From Unit Transactions:
• Contract purchases	151,225	32,023	—	11,661	—	15,176	—
• Contract withdrawals	(74,990)	(17,820)	(182,786)	(38,474)	(157,024)	(32,396)	(591,057)
• Contract transfers	1,330,220	224,141	114,387	265,632	87,798	159,916	148,124
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,406,455	238,344	(68,399)	238,819	(69,226)	142,696	(442,933)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,908,349	297,758	154,195	537,819	509,866	571,021	2,649,243
NET ASSETS AT DECEMBER 31, 2014	4,624,256	774,844	2,886,410	4,061,176	5,291,845	4,279,714	68,259,750
Changes From Operations:
• Net investment income (loss)	6,430	30,946	39,214	53,288	23,822	8,491	32,318
• Net realized gain (loss) on investments	418,400	155,156	115,459	162,922	722,223	483,767	(2,047,127)
• Net change in unrealized appreciation or depreciation on investments	(985,959)	(221,535)	(142,059)	(210,045)	(535,903)	(319,370)	2,877,010
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(561,129)	(35,433)	12,614	6,165	210,142	172,888	862,201
Changes From Unit Transactions:
• Contract purchases	353,372	123,275	35	1,440	546	2,521	—
• Contract withdrawals	(224,971)	(30,167)	(183,070)	(44,827)	(187,340)	(50,491)	(511,742)
• Contract transfers	1,316,265	253,085	49,949	162,378	(43,226)	(2,973,913)	(66,317,055)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,444,666	346,193	(133,086)	118,991	(230,020)	(3,021,883)	(66,828,797)
TOTAL INCREASE (DECREASE) IN NET ASSETS	883,537	310,760	(120,472)	125,156	(19,878)	(2,848,995)	(65,966,596)
NET ASSETS AT DECEMBER 31, 2015	$5,507,793	$1,085,604	$2,765,938	$4,186,332	$5,271,967	$1,430,719	$2,293,154

See accompanying notes.

	Janus Aspen Flexible Bond Portfolio Service Shares Subaccount	Janus Aspen Global Research Portfolio Institutional Shares Subaccount	Janus Aspen Global Research Portfolio Service Shares Subaccount	Janus Aspen Global Technology Portfolio Service Shares Subaccount	JPMIT Core Bond Portfolio Class 1 Subaccount	LVIP AQR Enhanced Global Strategies Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$14,059,027	$550,839	$472,039	$269,120	$—	$—
Changes From Operations:
• Net investment income (loss)	391,156	5,108	3,891	(467)	9,589	319
• Net realized gain (loss) on investments	(49,535)	7,999	3,569	30,045	(910)	(305)
• Net change in unrealized appreciation or depreciation on investments	263,519	27,748	26,535	(11,641)	(2,798)	(421)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	605,140	40,855	33,995	17,937	5,881	(407)
Changes From Unit Transactions:
• Contract purchases	133,596	—	439	—	—	301
• Contract withdrawals	(499,180)	(28,243)	(4,267)	(2,488)	(16,013)	(72)
• Contract transfers	97,678	27,250	10,759	(53,166)	224,248	17,605
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(267,906)	(993)	6,931	(55,654)	208,235	17,834
TOTAL INCREASE (DECREASE) IN NET ASSETS	337,234	39,862	40,926	(37,717)	214,116	17,427
NET ASSETS AT DECEMBER 31, 2014	14,396,261	590,701	512,965	231,403	214,116	17,427
Changes From Operations:
• Net investment income (loss)	79,478	2,184	1,670	(456)	7,232	375
• Net realized gain (loss) on investments	(161,424)	37,033	6,335	35,213	(2,107)	(352)
• Net change in unrealized appreciation or depreciation on investments	225,396	(50,738)	(20,270)	(25,031)	(1,785)	30
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	143,450	(11,521)	(12,265)	9,726	3,340	53
Changes From Unit Transactions:
• Contract purchases	96,034	—	—	—	1,688	151
• Contract withdrawals	(900,928)	(25,554)	(4,085)	(2,487)	(9,893)	(433)
• Contract transfers	(11,040,283)	(100,596)	(15,526)	(10,484)	337,619	6,764
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,845,177)	(126,150)	(19,611)	(12,971)	329,414	6,482
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,701,727)	(137,671)	(31,876)	(3,245)	332,754	6,535
NET ASSETS AT DECEMBER 31, 2015	$2,694,534	$453,030	$481,089	$228,158	$546,870	$23,962

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock Multi-Asset Income Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$6,378,022	$34,786,408	$6,779	$4,680,785	$3,538,691	$—	$9,174,650
Changes From Operations:
• Net investment income (loss)	1,062	52,529	104	36,410	124,220	1,476	202,703
• Net realized gain (loss) on investments	1,286,274	2,737,007	226	435,158	(171,733)	(1)	600,615
• Net change in unrealized appreciation or depreciation on investments	(1,406,555)	(567,334)	(1,174)	(390,045)	64,333	(2,283)	275,435
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(119,219)	2,222,202	(844)	81,523	16,820	(808)	1,078,753
Changes From Unit Transactions:
• Contract purchases	13,040	2,947,350	858	136,721	9,352,151	750	595,194
• Contract withdrawals	(65,734)	(1,428,222)	(199)	(87,628)	(722,582)	(162)	(382,134)
• Contract transfers	(5,904,232)	6,904,597	1,386	(1,897,436)	(2,779,243)	59,776	(2,675,563)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,956,926)	8,423,725	2,045	(1,848,343)	5,850,326	60,364	(2,462,503)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,076,145)	10,645,927	1,201	(1,766,820)	5,867,146	59,556	(1,383,750)
NET ASSETS AT DECEMBER 31, 2014	301,877	45,432,335	7,980	2,913,965	9,405,837	59,556	7,790,900
Changes From Operations:
• Net investment income (loss)	(357)	(24,344)	1,160	41,145	118,131	2,397	219,617
• Net realized gain (loss) on investments	73,171	5,164,186	(8,784)	104,809	(72,983)	(1,096)	576,005
• Net change in unrealized appreciation or depreciation on investments	(88,946)	(7,448,598)	(8,062)	(286,476)	(331,588)	(3,976)	(973,051)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,132)	(2,308,756)	(15,686)	(140,522)	(286,440)	(2,675)	(177,429)
Changes From Unit Transactions:
• Contract purchases	7,047	1,584,928	14,985	105,574	912,749	4,178	478,919
• Contract withdrawals	(86,528)	(1,765,767)	(2,881)	(128,511)	(339,557)	(699)	(306,771)
• Contract transfers	130,315	(252,788)	45,117	(247,238)	(14,216)	(1,681)	(2,709,315)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	50,834	(433,627)	57,221	(270,175)	558,976	1,798	(2,537,167)
TOTAL INCREASE (DECREASE) IN NET ASSETS	34,702	(2,742,383)	41,535	(410,697)	272,536	(877)	(2,714,596)
NET ASSETS AT DECEMBER 31, 2015	$336,579	$42,689,952	$49,515	$2,503,268	$9,678,373	$58,679	$5,076,304

See accompanying notes.

	LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Special Opportunities Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$152,876,744	$1,285,046	$699,523	$2,063,643	$21,091,436
Changes From Operations:
• Net investment income (loss)	—	3,145,787	14,895	17,308	47,272	322,940
• Net realized gain (loss) on investments	—	1,550,972	3,409	11,948	160,955	1,665,123
• Net change in unrealized appreciation or depreciation on investments	—	4,691,118	(11,266)	683	106,078	(316,852)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	9,387,877	7,038	29,939	314,305	1,671,211
Changes From Unit Transactions:
• Contract purchases	—	12,797,276	213,565	26,877	62,312	2,391,202
• Contract withdrawals	—	(10,657,720)	(837,374)	(8,197)	(41,997)	(921,551)
• Contract transfers	—	(2,063,315)	421,454	68,908	1,041,880	198,757
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	76,241	(202,355)	87,588	1,062,195	1,668,408
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	9,464,118	(195,317)	117,527	1,376,500	3,339,619
NET ASSETS AT DECEMBER 31, 2014	—	162,340,862	1,089,729	817,050	3,440,143	24,431,055
Changes From Operations:
• Net investment income (loss)	154	3,800,816	10,024	11,610	34,316	184,792
• Net realized gain (loss) on investments	(9)	490,227	(4,990)	66,720	443,957	2,204,511
• Net change in unrealized appreciation or depreciation on investments	(1,435)	(3,816,310)	(7,670)	(87,601)	(552,454)	(2,388,971)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,290)	474,733	(2,636)	(9,271)	(74,181)	332
Changes From Unit Transactions:
• Contract purchases	1,235	3,381,397	166,404	3,721	94,301	1,355,840
• Contract withdrawals	(235)	(9,488,165)	(234,839)	(8,050)	(1,298,519)	(981,676)
• Contract transfers	18,860	2,661,149	(381,823)	(68,805)	294,304	(10,376,304)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	19,860	(3,445,619)	(450,258)	(73,134)	(909,914)	(10,002,140)
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,570	(2,970,886)	(452,894)	(82,405)	(984,095)	(10,001,808)
NET ASSETS AT DECEMBER 31, 2015	$18,570	$159,369,976	$636,835	$734,645	$2,456,048	$14,429,247

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,512,778	$9,945,153	$5,755,308	$1,725,323	$—	$5,432,045	$5,085,168
Changes From Operations:
• Net investment income (loss)	32,009	191,727	49,762	32,537	737	145,204	103,705
• Net realized gain (loss) on investments	18,525	1,339,426	256,707	2,158	(71)	258,828	145,997
• Net change in unrealized appreciation or depreciation on investments	(177,144)	(172,276)	(34,174)	51,309	(779)	(3,893)	(61,902)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(126,610)	1,358,877	272,295	86,004	(113)	400,139	187,800
Changes From Unit Transactions:
• Contract purchases	6,601	76,429	19,561	403,876	300	399,600	601,959
• Contract withdrawals	(18,562)	(85,988)	(55,167)	(224,777)	(88)	(537,667)	(502,073)
• Contract transfers	11,004	(1,241,298)	(867,353)	(192,130)	42,683	1,587,136	(190,298)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(957)	(1,250,857)	(902,959)	(13,031)	42,895	1,449,069	(90,412)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(127,567)	108,020	(630,664)	72,973	42,782	1,849,208	97,388
NET ASSETS AT DECEMBER 31, 2014	1,385,211	10,053,173	5,124,644	1,798,296	42,782	7,281,253	5,182,556
Changes From Operations:
• Net investment income (loss)	9,850	198,237	3,149	15,482	548	121,859	75,985
• Net realized gain (loss) on investments	(22,846)	1,674,116	757,709	6,963	(432)	291,222	189,194
• Net change in unrealized appreciation or depreciation on investments	(39,898)	(2,122,037)	(726,920)	(16,563)	(1,123)	(538,593)	(419,218)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,894)	(249,684)	33,938	5,882	(1,007)	(125,512)	(154,039)
Changes From Unit Transactions:
• Contract purchases	5,550	88,921	35,625	342,842	788	325,042	349,100
• Contract withdrawals	(14,541)	(217,570)	(26,769)	(826,709)	(327)	(1,683,796)	(574,321)
• Contract transfers	(420,527)	1,797,405	(4,876,130)	(353,867)	(10,656)	(381,698)	(1,048,047)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(429,518)	1,668,756	(4,867,274)	(837,734)	(10,195)	(1,740,452)	(1,273,268)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(482,412)	1,419,072	(4,833,336)	(831,852)	(11,202)	(1,865,964)	(1,427,307)
NET ASSETS AT DECEMBER 31, 2015	$902,799	$11,472,245	$291,308	$966,444	$31,580	$5,415,289	$3,755,249

See accompanying notes.

	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Goldman Sachs Income Builder Fund Standard Class Subaccount	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$5,419,008	$12,235,418	$—	$1,260,078	$7,432,361	$1,328,865
Changes From Operations:
• Net investment income (loss)	31,106	249,563	—	(120)	562,886	6,995
• Net realized gain (loss) on investments	552	303,855	11	91,785	311,052	157,546
• Net change in unrealized appreciation or depreciation on investments	79,424	(82,755)	—	(160,014)	(656,918)	(93,791)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	111,082	470,663	11	(68,349)	217,020	70,750
Changes From Unit Transactions:
• Contract purchases	171,453	644,373	—	70,034	6,190,429	44,027
• Contract withdrawals	(294,713)	(788,638)	—	(88,735)	(633,980)	(360,906)
• Contract transfers	(166,860)	546,424	(11)	85,047	946,076	(502,013)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(290,120)	402,159	(11)	66,346	6,502,525	(818,892)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(179,038)	872,822	—	(2,003)	6,719,545	(748,142)
NET ASSETS AT DECEMBER 31, 2014	5,239,970	13,108,240	—	1,258,075	14,151,906	580,723
Changes From Operations:
• Net investment income (loss)	176,627	210,361	—	(86)	788,095	4,327
• Net realized gain (loss) on investments	25,491	401,726	—	73,399	(64,247)	46,897
• Net change in unrealized appreciation or depreciation on investments	(315,037)	(970,929)	—	(103,036)	(1,399,568)	(93,755)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(112,919)	(358,842)	—	(29,723)	(675,720)	(42,531)
Changes From Unit Transactions:
• Contract purchases	109,515	370,003	—	78,226	1,206,185	43,135
• Contract withdrawals	(264,096)	(1,335,770)	—	(86,225)	(597,668)	(12,423)
• Contract transfers	375,138	(763,811)	—	(206,456)	445,196	(24,922)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	220,557	(1,729,578)	—	(214,455)	1,053,713	5,790
TOTAL INCREASE (DECREASE) IN NET ASSETS	107,638	(2,088,420)	—	(244,178)	377,993	(36,741)
NET ASSETS AT DECEMBER 31, 2015	$5,347,608	$11,019,820	$—	$1,013,897	$14,529,899	$543,982

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2050 Fund Standard Class Subaccount	LVIP MFS International Growth Fund Standard Class Subaccount	LVIP MFS Value Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$5,029,250	$21,180,587	$14,912,119	$10,427,479	$1,228,623	$4,853,339	$32,912,728
Changes From Operations:
• Net investment income (loss)	141,909	617,347	465,875	285,325	30,789	53,532	867,442
• Net realized gain (loss) on investments	92,137	262,571	261,693	148,691	228,201	185,226	2,389,641
• Net change in unrealized appreciation or depreciation on investments	84,230	257,350	(48,852)	(47,009)	(209,166)	(521,831)	221,190
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	318,276	1,137,268	678,716	387,007	49,824	(283,073)	3,478,273
Changes From Unit Transactions:
• Contract purchases	696,772	2,943,239	852,544	447,843	368,177	296,336	1,866,870
• Contract withdrawals	(148,281)	(486,970)	(289,429)	(200,346)	(60,967)	(629,903)	(1,367,295)
• Contract transfers	1,649,285	6,156,375	5,691,035	1,398,660	(22,897)	95,605	804,167
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,197,776	8,612,644	6,254,150	1,646,157	284,313	(237,962)	1,303,742
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,516,052	9,749,912	6,932,866	2,033,164	334,137	(521,035)	4,782,015
NET ASSETS AT DECEMBER 31, 2014	7,545,302	30,930,499	21,844,985	12,460,643	1,562,760	4,332,304	37,694,743
Changes From Operations:
• Net investment income (loss)	143,182	685,052	432,050	224,035	37,422	64,127	982,694
• Net realized gain (loss) on investments	560,935	1,498,155	1,525,658	941,615	(4,953)	301,586	2,517,229
• Net change in unrealized appreciation or depreciation on investments	(811,481)	(2,988,665)	(2,596,951)	(1,592,705)	(137,300)	(342,786)	(3,391,730)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(107,364)	(805,458)	(639,243)	(427,055)	(104,831)	22,927	108,193
Changes From Unit Transactions:
• Contract purchases	948,586	3,852,777	733,798	347,015	417,832	256,583	1,840,656
• Contract withdrawals	(186,607)	(586,769)	(333,714)	(170,202)	(53,759)	(261,582)	(1,050,991)
• Contract transfers	(1,144,914)	1,645,431	1,570,256	(777,061)	407,212	895,081	7,240,482
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(382,935)	4,911,439	1,970,340	(600,248)	771,285	890,082	8,030,147
TOTAL INCREASE (DECREASE) IN NET ASSETS	(490,299)	4,105,981	1,331,097	(1,027,303)	666,454	913,009	8,138,340
NET ASSETS AT DECEMBER 31, 2015	$7,055,003	$35,036,480	$23,176,082	$11,433,340	$2,229,214	$5,245,313	$45,833,083

See accompanying notes.

	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Money Market Fund Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund Standard Class Subaccount	LVIP SSgA Bond Index Fund Standard Class Subaccount	LVIP SSgA Conservative Index Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$25,567,155	$113,822,458	$—	$—	$18,064,217	$358,784
Changes From Operations:
• Net investment income (loss)	1,036,084	(49,147)	111	7,622	389,438	13,182
• Net realized gain (loss) on investments	755,317	1	29	1,661	116,960	5,478
• Net change in unrealized appreciation or depreciation on investments	(2,435,329)	(1)	(30)	(13,055)	623,887	7,730
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(643,928)	(49,147)	110	(3,772)	1,130,285	26,390
Changes From Unit Transactions:
• Contract purchases	732,973	69,385,590	—	3,552	1,596,508	341,052
• Contract withdrawals	(718,601)	(7,609,333)	(10)	(222)	(669,084)	(34,779)
• Contract transfers	397,203	(60,739,574)	6,818	1,148,982	2,256,297	46,296
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	411,575	1,036,683	6,808	1,152,312	3,183,721	352,569
TOTAL INCREASE (DECREASE) IN NET ASSETS	(232,353)	987,536	6,918	1,148,540	4,314,006	378,959
NET ASSETS AT DECEMBER 31, 2014	25,334,802	114,809,994	6,918	1,148,540	22,378,223	737,743
Changes From Operations:
• Net investment income (loss)	814,531	(21,371)	106	2,926	492,945	16,969
• Net realized gain (loss) on investments	239,862	—	5	858	197,796	2,403
• Net change in unrealized appreciation or depreciation on investments	(2,127,114)	—	(544)	11,681	(640,758)	(30,629)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,072,721)	(21,371)	(433)	15,465	49,983	(11,257)
Changes From Unit Transactions:
• Contract purchases	766,944	76,721,175	1,673	90,381	1,616,618	118,718
• Contract withdrawals	(832,058)	(12,473,201)	(186)	(14,184)	(885,427)	(40,225)
• Contract transfers	1,772,265	(59,844,394)	(1,004)	(1,133,494)	(4,121,821)	16,584
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,707,151	4,403,580	483	(1,057,297)	(3,390,630)	95,077
TOTAL INCREASE (DECREASE) IN NET ASSETS	634,430	4,382,209	50	(1,041,832)	(3,340,647)	83,820
NET ASSETS AT DECEMBER 31, 2015	$25,969,232	$119,192,203	$6,968	$106,708	$19,037,576	$821,563

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP SSgA Conservative Structured Allocation Fund Standard Class Subaccount	LVIP SSgA Developed International 150 Fund Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSgA International Index Fund Standard Class Subaccount	LVIP SSgA Large Cap 100 Fund Standard Class Subaccount	LVIP SSgA Mid-Cap Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$100,893	$203,120	$2,998,002	$2,142,291	$10,073,311	$327,272	$—
Changes From Operations:
• Net investment income (loss)	2,408	11,124	55,869	49,450	357,270	20,032	—
• Net realized gain (loss) on investments	1,870	12,744	(60,471)	64,091	530,189	210,238	—
• Net change in unrealized appreciation or depreciation on investments	1,332	(26,500)	(31,533)	(32,747)	(1,671,468)	(4,704)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,610	(2,632)	(36,135)	80,794	(784,009)	225,566	—
Changes From Unit Transactions:
• Contract purchases	1,360	10,444	299,561	240,760	461,477	85,489	—
• Contract withdrawals	(3,427)	(7,380)	(55,625)	(191,190)	(247,742)	(152,801)	—
• Contract transfers	6,946	131,353	(1,353,536)	(122,939)	2,932,489	440,186	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,879	134,417	(1,109,600)	(73,369)	3,146,224	372,874	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,489	131,785	(1,145,735)	7,425	2,362,215	598,440	—
NET ASSETS AT DECEMBER 31, 2014	111,382	334,905	1,852,267	2,149,716	12,435,526	925,712	—
Changes From Operations:
• Net investment income (loss)	8,823	29,682	75,919	57,191	311,822	36,714	196,101
• Net realized gain (loss) on investments	91	56,143	(80,747)	39,950	27,143	177,034	129,211
• Net change in unrealized appreciation or depreciation on investments	(22,351)	(182,106)	(317,297)	(233,324)	(656,169)	(273,161)	(1,606,580)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,437)	(96,281)	(322,125)	(136,183)	(317,204)	(59,413)	(1,281,268)
Changes From Unit Transactions:
• Contract purchases	1,994	61,854	222,021	193,100	382,451	128,742	66,972
• Contract withdrawals	(4,432)	(59,795)	(107,314)	(159,767)	(1,345,081)	(30,652)	(459,928)
• Contract transfers	249,811	686,356	(218,416)	(234,549)	495,293	350,369	23,822,519
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	247,373	688,415	(103,709)	(201,216)	(467,337)	448,459	23,429,563
TOTAL INCREASE (DECREASE) IN NET ASSETS	233,936	592,134	(425,834)	(337,399)	(784,541)	389,046	22,148,295
NET ASSETS AT DECEMBER 31, 2015	$345,318	$927,039	$1,426,433	$1,812,317	$11,650,985	$1,314,758	$22,148,295

See accompanying notes.

	LVIP SSgA Moderate Index Allocation Fund Standard Class Subaccount	LVIP SSgA Moderate Structured Allocation Fund Standard Class Subaccount	LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class Subaccount	LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class Subaccount	LVIP SSgA S&P 500 Index Fund Standard Class Subaccount	LVIP SSgA Small-Cap Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$699,859	$48,541	$215,560	$171,760	$101,304,809	$22,240,468
Changes From Operations:
• Net investment income (loss)	16,499	4,185	7,886	3,331	2,244,518	155,609
• Net realized gain (loss) on investments	18,146	1,460	9,784	14,216	9,485,054	3,236,415
• Net change in unrealized appreciation or depreciation on investments	(6,346)	(3,330)	(9,577)	(6,707)	3,007,817	(2,337,039)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,299	2,315	8,093	10,840	14,737,389	1,054,985
Changes From Unit Transactions:
• Contract purchases	5,000	6,361	76,857	61,647	15,451,867	1,622,440
• Contract withdrawals	(9,562)	(2,410)	(16,660)	(9,316)	(4,500,916)	(634,488)
• Contract transfers	63,872	99,873	88,209	(119,488)	6,493,217	(2,036,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	59,310	103,824	148,406	(67,157)	17,444,168	(1,048,996)
TOTAL INCREASE (DECREASE) IN NET ASSETS	87,609	106,139	156,499	(56,317)	32,181,557	5,989
NET ASSETS AT DECEMBER 31, 2014	787,468	154,680	372,059	115,443	133,486,366	22,246,457
Changes From Operations:
• Net investment income (loss)	10,004	6,629	10,642	27,388	3,934,166	286,954
• Net realized gain (loss) on investments	21,968	1,945	1,901	1,510	11,871,829	1,884,984
• Net change in unrealized appreciation or depreciation on investments	(39,761)	(16,957)	(19,469)	(29,429)	(15,083,139)	(3,326,126)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,789)	(8,383)	(6,926)	(531)	722,856	(1,154,188)
Changes From Unit Transactions:
• Contract purchases	9,128	10,402	14,196	651,937	10,862,018	1,411,705
• Contract withdrawals	(16,648)	(10,818)	(18,069)	(48,316)	(5,859,372)	(1,208,638)
• Contract transfers	(336,760)	79,521	197,070	130,254	82,567,315	9,139,023
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(344,280)	79,105	193,197	733,875	87,569,961	9,342,090
TOTAL INCREASE (DECREASE) IN NET ASSETS	(352,069)	70,722	186,271	733,344	88,292,817	8,187,902
NET ASSETS AT DECEMBER 31, 2015	$435,399	$225,402	$558,330	$848,787	$221,779,183	$30,434,359

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP SSgA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP Templeton Growth Managed Volatility Fund Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,941,312	$20,212,246	$13,850,939	$3,975,495	$—	$2,492,633	$4,885,484
Changes From Operations:
• Net investment income (loss)	138,017	(5,655)	36,621	37,994	—	(3,888)	106,950
• Net realized gain (loss) on investments	312,263	862,626	2,144,789	525,827	—	368,476	73,007
• Net change in unrealized appreciation or depreciation on investments	(277,799)	1,301,371	(274,939)	(603,239)	—	(167,616)	429,778
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	172,481	2,158,342	1,906,471	(39,418)	—	196,972	609,735
Changes From Unit Transactions:
• Contract purchases	255,240	2,258,837	507,113	190,770	—	59,613	204,506
• Contract withdrawals	(66,302)	(1,085,320)	(775,456)	(46,204)	—	(66,261)	(73,775)
• Contract transfers	964,703	5,321,466	4,298,528	(1,274,568)	—	(292,361)	232,805
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,153,641	6,494,983	4,030,185	(1,130,002)	—	(299,009)	363,536
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,326,122	8,653,325	5,936,656	(1,169,420)	—	(102,037)	973,271
NET ASSETS AT DECEMBER 31, 2014	4,267,434	28,865,571	19,787,595	2,806,075	—	2,390,596	5,858,755
Changes From Operations:
• Net investment income (loss)	93,548	(4,083)	21,778	39,094	(19)	(3,142)	125,904
• Net realized gain (loss) on investments	551,496	2,473,998	1,714,281	20,135	(2,226)	217,433	67,411
• Net change in unrealized appreciation or depreciation on investments	(887,026)	709,700	(1,314,665)	(293,426)	—	(189,698)	(242,009)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(241,982)	3,179,615	421,394	(234,197)	(2,245)	24,593	(48,694)
Changes From Unit Transactions:
• Contract purchases	124,209	1,525,585	918,063	90,729	—	48,747	153,234
• Contract withdrawals	(155,803)	(853,457)	(464,073)	(41,212)	(77)	(235,961)	(100,548)
• Contract transfers	(422,427)	4,683,972	(226,372)	(30,431)	2,322	(268,016)	1,481,774
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(454,021)	5,356,100	227,618	19,086	2,245	(455,230)	1,534,460
TOTAL INCREASE (DECREASE) IN NET ASSETS	(696,003)	8,535,715	649,012	(215,111)	—	(430,637)	1,485,766
NET ASSETS AT DECEMBER 31, 2015	$3,571,431	$37,401,286	$20,436,607	$2,590,964	$—	$1,959,959	$7,344,521

See accompanying notes.

	LVIP Vanguard International Equity ETF Fund Standard Class Subaccount	LVIP Wellington Capital Growth Fund Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund Standard Class Subaccount	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount
NET ASSETS AT JANUARY 1, 2014	$3,561,739	$265,804	$1,706,397	$1,684,597	$2,056,037	$903,718
Changes From Operations:
• Net investment income (loss)	89,287	317	6,684	(5,414)	43,908	(2,059)
• Net realized gain (loss) on investments	22,241	10,897	205,209	242,166	2,231	142,395
• Net change in unrealized appreciation or depreciation on investments	(321,804)	18,860	(68,582)	(26,858)	(205,139)	(51,330)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(210,276)	30,074	143,311	209,894	(159,000)	89,006
Changes From Unit Transactions:
• Contract purchases	148,237	20,105	210,522	79,025	30,429	12,428
• Contract withdrawals	(62,712)	(4,674)	(116,391)	(23,366)	(19,072)	(9,646)
• Contract transfers	796,328	(2,428)	113,957	(60,293)	193,339	(72,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	881,853	13,003	208,088	(4,634)	204,696	(69,354)
TOTAL INCREASE (DECREASE) IN NET ASSETS	671,577	43,077	351,399	205,260	45,696	19,652
NET ASSETS AT DECEMBER 31, 2014	4,233,316	308,881	2,057,796	1,889,857	2,101,733	923,370
Changes From Operations:
• Net investment income (loss)	108,748	(155)	12,541	(4,963)	40,180	(1,850)
• Net realized gain (loss) on investments	12,169	72,334	182,181	371,734	11,582	227,832
• Net change in unrealized appreciation or depreciation on investments	(278,060)	(44,068)	(203,837)	(480,489)	(146,860)	(174,695)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(157,143)	28,111	(9,115)	(113,718)	(95,098)	51,287
Changes From Unit Transactions:
• Contract purchases	158,951	6,400	324,928	79,826	71,526	19,955
• Contract withdrawals	(94,782)	(4,558)	(94,897)	(80,635)	(31,294)	(75,045)
• Contract transfers	191,234	(125,927)	(454,643)	(68,558)	627,949	(508,587)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	255,403	(124,085)	(224,612)	(69,367)	668,181	(563,677)
TOTAL INCREASE (DECREASE) IN NET ASSETS	98,260	(95,974)	(233,727)	(183,085)	573,083	(512,390)
NET ASSETS AT DECEMBER 31, 2015	$4,331,576	$212,907	$1,824,069	$1,706,772	$2,674,816	$410,980

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	M Large Cap Value Fund Subaccount	MFS VIT Core Equity Series Initial Class Subaccount	MFS VIT Growth Series Initial Class Subaccount	MFS VIT New Discovery Series Initial Class Subaccount	MFS VIT Research Series Initial Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,372,244	$1,890,677	$44,921,812	$—	$164,173	$26,903,930	$16,889,355
Changes From Operations:
• Net investment income (loss)	10,967	11,113	32,045	—	1,693	622,452	360,500
• Net realized gain (loss) on investments	174,635	422,969	6,308,532	(127)	21,276	1,369,517	3,611,990
• Net change in unrealized appreciation or depreciation on investments	(58,507)	(212,721)	(2,704,736)	386	2,913	700,801	(1,812,831)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	127,095	221,361	3,635,841	259	25,882	2,692,770	2,159,659
Changes From Unit Transactions:
• Contract purchases	23,678	575	2,788,130	150	—	3,076,073	332,337
• Contract withdrawals	(12,124)	(18,087)	(1,844,560)	(60)	(5,841)	(825,303)	(1,078,330)
• Contract transfers	(61,241)	122,609	(4,936,815)	17,665	141,327	5,710,600	(1,403,464)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(49,687)	105,097	(3,993,245)	17,755	135,486	7,961,370	(2,149,457)
TOTAL INCREASE (DECREASE) IN NET ASSETS	77,408	326,458	(357,404)	18,014	161,368	10,654,140	10,202
NET ASSETS AT DECEMBER 31, 2014	1,449,652	2,217,135	44,564,408	18,014	325,541	37,558,070	16,899,557
Changes From Operations:
• Net investment income (loss)	14,438	20,527	64,215	—	1,527	983,413	719,232
• Net realized gain (loss) on investments	256,331	330,325	4,011,609	684	31,799	2,082,932	1,229,979
• Net change in unrealized appreciation or depreciation on investments	(286,757)	(297,178)	(633,267)	(1,203)	(31,066)	(3,238,170)	(4,540,237)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,988)	53,674	3,442,557	(519)	2,260	(171,825)	(2,591,026)
Changes From Unit Transactions:
• Contract purchases	23,677	1	1,880,923	600	—	2,380,673	304,780
• Contract withdrawals	(24,212)	(5,303)	(862,837)	(610)	(46,189)	(1,213,425)	(858,392)
• Contract transfers	(29,530)	(2,265,507)	959,597	2,385	(18,626)	(116,389)	855,297
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(30,065)	(2,270,809)	1,977,683	2,375	(64,815)	1,050,859	301,685
TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,053)	(2,217,135)	5,420,240	1,856	(62,555)	879,034	(2,289,341)
NET ASSETS AT DECEMBER 31, 2015	$1,403,599	$—	$49,984,648	$19,870	$262,986	$38,437,104	$14,610,216

See accompanying notes.

	MFS VIT II Core Equity Portfolio Initial Class Subaccount	NB AMT Large Cap Value Portfolio I Class Subaccount	NB AMT Mid Cap Growth Portfolio I Class Subaccount	NB AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	Oppenheimer Main Street Fund/VA Non-Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$432,962	$8,383,670	$4,153,799	$472,247	$—
Changes From Operations:
• Net investment income (loss)	—	2,365	(15,983)	35,745	3,660	—
• Net realized gain (loss) on investments	—	23,173	4,206,349	472,321	14,218	—
• Net change in unrealized appreciation or depreciation on investments	—	15,213	(3,636,685)	429	39,397	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	40,751	553,681	508,495	57,275	—
Changes From Unit Transactions:
• Contract purchases	—	—	57,885	52,726	—	—
• Contract withdrawals	—	(7,106)	(1,374,429)	(858,669)	(9,446)	—
• Contract transfers	—	(26,285)	(518,047)	(148,867)	89,583	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(33,391)	(1,834,591)	(954,810)	80,137	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	7,360	(1,280,910)	(446,315)	137,412	—
NET ASSETS AT DECEMBER 31, 2014	—	440,322	7,102,760	3,707,484	609,659	—
Changes From Operations:
• Net investment income (loss)	9,078	2,316	(9,079)	13,576	4,641	—
• Net realized gain (loss) on investments	160,747	41,823	279,947	595,765	108,506	—
• Net change in unrealized appreciation or depreciation on investments	(227,525)	(96,712)	121,222	(750,225)	(91,678)	3
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(57,700)	(52,573)	392,090	(140,884)	21,469	3
Changes From Unit Transactions:
• Contract purchases	—	—	9,891	34,750	—	—
• Contract withdrawals	(68,570)	(57,503)	(342,889)	(459,700)	(142,440)	(13)
• Contract transfers	2,243,021	18,641	(3,552,417)	(1,251,900)	104,532	5,695
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,174,451	(38,862)	(3,885,415)	(1,676,850)	(37,908)	5,682
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,116,751	(91,435)	(3,493,325)	(1,817,734)	(16,439)	5,685
NET ASSETS AT DECEMBER 31, 2015	$2,116,751	$348,887	$3,609,435	$1,889,750	$593,220	$5,685

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	PIMCO VIT Commodity- RealReturn Strategy Portfolio Administrative Class Subaccount	PIMCO VIT Total Return Portfolio Administrative Class Subaccount	T. Rowe Price Equity Income Portfolio Subaccount	Templeton Foreign VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$9,943,204	$3,814,088	$13,497,805	$543,741
Changes From Operations:
• Net investment income (loss)	40,159	75,317	258,089	9,478
• Net realized gain (loss) on investments	(374,500)	42,668	478,598	7,383
• Net change in unrealized appreciation or depreciation on investments	(1,845,101)	69,034	337,607	(85,282)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,179,442)	187,019	1,074,294	(68,421)
Changes From Unit Transactions:
• Contract purchases	1,202,485	32,065	1,749,214	—
• Contract withdrawals	(591,301)	(146,160)	(300,205)	(9,844)
• Contract transfers	789,067	(2,750,168)	(306,480)	83,494
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,400,251	(2,864,263)	1,142,529	73,650
TOTAL INCREASE (DECREASE) IN NET ASSETS	(779,191)	(2,677,244)	2,216,823	5,229
NET ASSETS AT DECEMBER 31, 2014	9,164,013	1,136,844	15,714,628	548,970
Changes From Operations:
• Net investment income (loss)	397,698	42,406	234,405	18,592
• Net realized gain (loss) on investments	(962,984)	6,560	631,901	20,705
• Net change in unrealized appreciation or depreciation on investments	(1,952,920)	(40,462)	(2,321,507)	(80,285)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,518,206)	8,504	(1,455,201)	(40,988)
Changes From Unit Transactions:
• Contract purchases	627,484	24,662	1,029,434	—
• Contract withdrawals	(216,712)	(298,470)	(414,665)	(9,962)
• Contract transfers	31,121	(127,091)	(7,533,325)	64,172
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	441,893	(400,899)	(6,918,556)	54,210
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,076,313)	(392,395)	(8,373,757)	13,222
NET ASSETS AT DECEMBER 31, 2015	$7,087,700	$744,449	$7,340,871	$562,192

See accompanying notes.

	Templeton Global Bond VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 2 Subaccount	Wells Fargo VT Discovery Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$9,347,297	$1,937,485	$40,736	$—
Changes From Operations:
• Net investment income (loss)	502,724	26,392	533	—
• Net realized gain (loss) on investments	(65,501)	307,466	5,821	4,428
• Net change in unrealized appreciation or depreciation on investments	(251,551)	(388,429)	(6,936)	(4,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	185,672	(54,571)	(582)	(455)
Changes From Unit Transactions:
• Contract purchases	575,139	100,609	—	6,230
• Contract withdrawals	(217,457)	(35,385)	(377)	(836)
• Contract transfers	866,309	(45,597)	(14,828)	39,572
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,223,991	19,627	(15,205)	44,966
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,409,663	(34,944)	(15,787)	44,511
NET ASSETS AT DECEMBER 31, 2014	10,756,960	1,902,541	24,949	44,511
Changes From Operations:
• Net investment income (loss)	823,969	42,876	659	—
• Net realized gain (loss) on investments	(329,708)	42,833	40	7,188
• Net change in unrealized appreciation or depreciation on investments	(973,494)	(176,136)	(2,536)	(8,423)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(479,233)	(90,427)	(1,837)	(1,235)
Changes From Unit Transactions:
• Contract purchases	568,670	47,256	—	10,761
• Contract withdrawals	(2,026,039)	(309,162)	(297)	(1,314)
• Contract transfers	978,353	(355,177)	2,890	6,658
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(479,016)	(617,083)	2,593	16,105
TOTAL INCREASE (DECREASE) IN NET ASSETS	(958,249)	(707,510)	756	14,870
NET ASSETS AT DECEMBER 31, 2015	$9,798,711	$1,195,031	$25,705	$59,381

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements

December 31, 2015

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of five products as follows:

• Lincoln CVUL • Lincoln CVUL Series III • Lincoln Corporate Commitment VUL	• Lincoln Corporate Variable 4 • Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred fifty-four available mutual funds (the Funds) of twenty-three diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A

AB VPS Growth and Income Portfolio Class A

AB VPS International Value Portfolio Class A

AB VPS Large Cap Growth Portfolio Class A

AB VPS Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Income & Growth Fund Class I

American Century VP Inflation Protection Fund Class II

American Century VP International Fund Class I

American Funds Insurance Series (American Funds):

American Funds Bond Fund Class 2

American Funds Global Growth Fund Class 2

American Funds Global Small Capitalization Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds High-Income Bond Fund Class 2

American Funds International Fund Class 2

American Funds U.S. Government/AAA-Rated Securities Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Equity Dividend V.I. Fund Class I

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Emerging Markets Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP International Value Equity Series Standard Class**

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP REIT Series Standard Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP U.S. Growth Series Standard Class

Delaware VIP Value Series Standard Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio A

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio A

Deutsche Small Cap Index VIP Portfolio A

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Portfolio Service Class

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Freedom 2020 Portfolio Service Class

Fidelity VIP Freedom 2030 Portfolio Service Class

Fidelity VIP Freedom 2040 Portfolio Service Class

Fidelity VIP Freedom 2050 Portfolio Service Class

Fidelity VIP Freedom Income Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class

Fidelity VIP High Income Portfolio Service Class**

Fidelity VIP Investment Grade Bond Portfolio Service Class

Fidelity VIP Mid Cap Portfolio Service Class

Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund Class 1

Franklin Mutual Shares VIP Fund Class 1

Franklin Rising Dividends VIP Fund Class 1

Franklin Small Cap Value VIP Fund Class 2

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Small-Mid Cap Growth VIP Fund Class 1

Franklin Small-Mid Cap Growth VIP Fund Class 2

Franklin U.S. Government Securities VIP Fund Class 1

Templeton Foreign VIP Fund Class 2

Templeton Global Bond VIP Fund Class 1

Templeton Growth VIP Fund Class 1

Templeton Growth VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Global Trends Allocation Fund Service Class

Goldman Sachs VIT Mid Cap Value Fund Service Class

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. Growth and Income Fund Series I

Invesco V.I. International Growth Fund Series I**

Janus Aspen Series:

Janus Aspen Balanced Portfolio Institutional Shares

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Institutional Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Flexible Bond Portfolio Institutional Shares

Janus Aspen Flexible Bond Portfolio Service Shares

Janus Aspen Global Research Portfolio Institutional Shares

Janus Aspen Global Research Portfolio Service Shares

Janus Aspen Global Technology Portfolio Service Shares

JPMorgan Insurance Trust (JPMIT):

JPMIT Core Bond Portfolio Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Portfolio Class I

ClearBridge Variable Small Cap Growth Portfolio Class I

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP AQR Enhanced Global Strategies Fund Standard Class

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class

LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock Multi-Asset Income Fund Standard Class

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class**

LVIP Clarion Global Real Estate Fund Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Goldman Sachs Income Builder Fund Standard Class**

LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP Managed Risk Profile 2050 Fund Standard Class

LVIP MFS International Growth Fund Standard Class

LVIP MFS Value Fund Standard Class

LVIP Mondrian International Value Fund Standard Class

LVIP Money Market Fund Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class

LVIP PIMCO Low Duration Bond Fund Standard Class

LVIP SSgA Bond Index Fund Standard Class

LVIP SSgA Conservative Index Allocation Fund Standard Class

LVIP SSgA Conservative Structured Allocation Fund Standard Class

LVIP SSgA Developed International 150 Fund Standard Class

LVIP SSgA Emerging Markets 100 Fund Standard Class

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSgA International Index Fund Standard Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSgA Large Cap 100 Fund Standard Class

LVIP SSgA Mid-Cap Index Fund Standard Class

LVIP SSgA Moderate Index Allocation Fund Standard Class

LVIP SSgA Moderate Structured Allocation Fund Standard Class

LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class

LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class

LVIP SSgA S&P 500 Index Fund Standard Class

LVIP SSgA Small-Cap Index Fund Standard Class

LVIP SSgA Small-Mid Cap 200 Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP Templeton Growth Managed Volatility Fund Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class**

LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard International Equity ETF Fund Standard Class

LVIP Wellington Capital Growth Fund Standard Class

LVIP Wellington Mid-Cap Value Fund Standard Class

M Fund, Inc. (M Fund):

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT New Discovery Series Initial Class

MFS VIT Research Series Initial Class

MFS VIT Total Return Series Initial Class

MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Initial Class

Neuberger Berman Advisers Management Trust
(NB AMT):

NB AMT Large Cap Value Portfolio I Class

NB AMT Mid Cap Growth Portfolio I Class

NB AMT Mid Cap Intrinsic Value Portfolio I Class

Oppenheimer Variable Account Funds (Oppenheimer):

Oppenheimer Main Street Fund/VA Non-Service Shares

Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class

PIMCO VIT Total Return Portfolio Administrative Class

T. Rowe Price Equity Series, Inc. (T. Rowe Price):

T. Rowe Price Equity Income Portfolio

Wells Fargo Variable Trust (Wells Fargo Advantage VT):

Wells Fargo VT Discovery Fund Class 2

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2015

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2015. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2015-07, "Fair Value Measurement (Topic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." ASU No. 2015-07 requires that investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) under "Fair Value Measurements and Disclosures" (Topic 820) be excluded from the fair value hierarchy. ASU No. 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. ASU No. 2015-07 is required to be applied retrospectively to all periods presented beginning in the period of adoption. The Variable Account early adopted ASU No. 2015-07 and adoption did not affect the Variable Account's financial condition, results of operations, or cash flows. In accordance with ASU No. 2015-07, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

Goldman Sachs VIT Global Markets Navigator Fund Service Class	LVIP Goldman Sachs Income Builder Fund Standard Class
LVIP AQR Enhanced Global Strategies Fund Standard Class	LVIP Multi-Manager Global Equity RPM Fund Standard Class
LVIP BlackRock Multi-Asset Income Fund Standard Class	LVIP PIMCO Low Duration Bond Fund Standard Class
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	LVIP SSgA Mid-Cap Index Fund Standard Class

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Fund Class 1	Franklin Income VIP Fund Class 1
FTVIPT Franklin Rising Dividends Securities Fund Class 1	Franklin Rising Dividends VIP Fund Class 1
FTVIPT Franklin Small Cap Value Securities Fund Class 2	Franklin Small Cap Value VIP Fund Class 2
FTVIPT Franklin Small-Mid Cap Growth Securities Fund Class 1	Franklin Small-Mid Cap Growth VIP Fund Class 1
FTVIPT Franklin Small-Mid Cap Growth Securities Fund Class 2	Franklin Small-Mid Cap Growth VIP Fund Class 2
FTVIPT Franklin U.S. Government Fund Class 1	Franklin U.S. Government Securities VIP Fund Class 1
FTVIPT Mutual Shares Securities Fund Class 1	Franklin Mutual Shares VIP Fund Class 1
FTVIPT Templeton Foreign Securities Fund Class 2	Templeton Foreign VIP Fund Class 2
FTVIPT Templeton Global Bond Securities Fund Class 1	Templeton Global Bond VIP Fund Class 1
FTVIPT Templeton Growth Securities Fund Class 1	Templeton Growth VIP Fund Class 1
FTVIPT Templeton Growth Securities Fund Class 2	Templeton Growth VIP Fund Class 2

During 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

Also during 2014, the Invesco V.I. American Franchise Fund Series I and the Putnam VT Growth & Income Fund Class IB ceased to be available as investment options to Variable Account Contract owners.

During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
Goldman Sachs VIT Global Markets Navigator Fund Service Class	Goldman Sachs VIT Global Trends Allocation Fund Service Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class
Wells Fargo Advantage VT Discovery Fund Class 2	Wells Fargo VT Discovery Fund Class 2

Also during 2015, the MFS VIT Core Equity Series Initial Class merged into the MFS VIT II Core Equity Portfolio Initial Class.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statements of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•  Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)

•  Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

•  Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $2,848,254 and $2,600,901 for the years ended December 31, 2015 and 2014, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2015 and 2014, amounted to $7,098,315 and $8,270,134, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2015 and 2014, amounted to $27,508,501 and $26,111,415, respectively.

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4 and Lincoln Corporate Variable 5 products. For the years ended December 31, 2015 and 2014, no transfer fees were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2015, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class A
	2015		0.00%	0.40%	$14.94	$17.29	65,662	$911,416	2.48%	2.89%	0.00%
	2014		0.00%	0.40%	14.55	17.05	85,144	1,382,090	4.64%	5.06%	0.00%
	2013		0.00%	0.40%	13.88	16.26	92,054	1,421,950	22.77%	23.26%	0.25%
	2012		0.00%	0.40%	11.54	13.22	104,556	1,307,737	13.06%	13.52%	0.00%
	2011		0.00%	0.40%	10.16	11.67	89,432	981,614	-23.53%	-23.23%	0.60%
AB VPS Growth and Income Portfolio Class A
	2015		0.00%	0.20%	13.19	23.83	114,329	2,145,333	1.50%	1.70%	1.30%
	2014		0.00%	0.40%	18.93	23.45	153,812	3,137,669	9.10%	9.54%	1.38%
	2013		0.00%	0.40%	17.28	21.43	173,198	3,235,482	34.43%	34.96%	1.32%
	2012		0.00%	0.40%	12.81	15.89	175,967	2,445,207	17.06%	17.52%	0.66%
	2011		0.00%	0.40%	10.90	13.54	706,997	7,901,744	5.89%	6.32%	1.33%
AB VPS International Value Portfolio Class A
	2015		0.00%	0.40%	8.81	10.75	148,215	1,359,865	2.18%	2.59%	2.06%
	2014		0.00%	0.40%	8.62	8.92	198,884	1,771,133	-6.59%	-6.21%	3.87%
	2013		0.00%	0.40%	9.23	9.52	171,605	1,627,744	22.51%	23.00%	6.25%
	2012		0.00%	0.40%	7.53	7.74	187,880	1,449,208	14.08%	14.53%	1.75%
	2011		0.00%	0.40%	6.60	6.75	149,085	1,004,547	-19.57%	-19.25%	2.01%
AB VPS Large Cap Growth Portfolio Class A
	2015		0.10%	0.10%	26.51	26.51	6,134	162,616	11.00%	11.00%	0.00%
	2014		0.10%	0.20%	23.56	23.88	34,949	729,206	13.91%	14.03%	0.00%
	2013		0.10%	0.40%	17.60	20.95	39,091	725,244	36.80%	37.21%	0.08%
	2012		0.10%	0.40%	12.87	15.26	17,610	243,945	15.92%	16.26%	0.31%
	2011		0.10%	0.40%	11.10	13.13	11,142	133,496	-3.43%	-3.14%	0.32%
AB VPS Small/Mid Cap Value Portfolio Class A
	2015		0.00%	0.40%	12.23	31.13	895,098	19,408,136	-5.86%	-5.49%	0.79%
	2014		0.00%	0.70%	18.66	40.87	860,662	19,682,965	8.44%	9.20%	0.72%
	2013		0.00%	0.70%	17.12	37.57	809,571	17,503,502	37.10%	38.06%	0.59%
	2012		0.00%	0.70%	15.09	27.32	983,297	15,722,697	17.92%	18.75%	0.57%
	2011		0.00%	0.70%	12.70	23.10	1,027,240	14,603,849	-9.03%	-8.39%	0.53%
American Century VP Income & Growth Fund Class I
	2015		0.00%	0.20%	17.60	22.66	286,461	3,865,754	-5.81%	-5.62%	2.10%
	2014		0.00%	0.40%	18.65	24.04	219,909	4,816,559	12.05%	12.50%	2.05%
	2013		0.00%	0.40%	16.58	21.39	231,676	4,494,897	35.28%	35.82%	2.23%
	2012		0.00%	0.40%	12.21	15.76	251,674	3,578,005	14.29%	14.74%	1.86%
	2011		0.00%	0.40%	10.64	13.75	467,080	5,624,870	2.70%	3.11%	1.61%
American Century VP Inflation Protection Fund Class II
	2015		0.00%	0.40%	9.18	15.08	924,338	12,383,461	-2.86%	-2.47%	1.97%
	2014		0.00%	0.40%	11.82	15.48	957,686	13,702,645	2.89%	3.30%	1.31%
	2013		0.00%	0.40%	11.47	15.00	1,172,344	16,384,031	-8.84%	-8.48%	1.65%
	2012		0.00%	0.40%	12.56	16.41	1,482,319	22,635,738	6.96%	7.39%	2.53%
	2011		0.00%	0.40%	11.72	15.29	1,228,115	17,218,465	11.30%	11.74%	4.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Century VP International Fund Class I
	2015		0.00%	0.40%	$13.72	$21.93	120,673	$1,787,324	0.36%	0.76%	0.45%
	2014		0.00%	0.70%	13.64	21.78	211,060	3,294,594	-6.19%	-5.51%	1.70%
	2013		0.00%	0.70%	14.46	23.07	170,045	2,947,413	21.55%	22.41%	1.67%
	2012		0.00%	0.70%	11.84	18.93	171,520	2,446,908	20.32%	21.16%	0.94%
	2011		0.00%	0.70%	9.79	15.68	233,029	2,548,934	-12.39%	-12.04%	1.31%
American Funds Bond Fund Class 2
	2015		0.00%	0.00%	10.26	10.26	4,273	43,857	0.27%	0.27%	1.26%
	2014		0.00%	0.00%	10.24	10.24	3,064	31,362	5.28%	5.28%	2.17%
	2013	8/13/13	0.00%	0.00%	9.72	9.72	2,447	23,789	0.59%	0.59%	0.93%
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.46%
	2011		0.20%	0.20%	—	—	219	2,424	0.00%	0.00%	2.91%
American Funds Global Growth Fund Class 2
	2015		0.00%	0.40%	12.74	28.03	612,773	13,222,475	6.51%	6.94%	1.04%
	2014		0.00%	0.40%	16.02	26.24	591,317	11,741,370	1.90%	2.31%	1.01%
	2013		0.00%	0.70%	15.69	25.67	703,590	15,636,325	28.28%	29.18%	1.28%
	2012		0.00%	0.70%	12.17	19.89	624,493	10,888,407	21.71%	22.56%	0.98%
	2011		0.00%	0.70%	9.95	16.25	590,366	8,774,372	-9.52%	-8.89%	1.27%
American Funds Global Small Capitalization Fund Class 2
	2015		0.00%	0.40%	11.62	31.30	624,418	11,030,262	-0.13%	0.27%	0.00%
	2014		0.00%	0.40%	14.31	36.39	617,709	11,802,473	1.71%	2.12%	0.12%
	2013		0.00%	0.70%	14.04	35.77	596,422	11,612,312	27.38%	28.28%	0.85%
	2012		0.00%	0.70%	10.97	28.00	543,147	8,323,274	17.35%	18.18%	1.31%
	2011		0.00%	0.70%	9.30	23.79	547,316	7,385,546	-19.71%	-19.14%	1.26%
American Funds Growth Fund Class 2
	2015		0.00%	0.40%	11.12	27.41	1,795,401	37,425,811	6.43%	6.86%	0.56%
	2014		0.00%	0.70%	12.63	25.67	1,988,920	40,407,048	7.75%	8.51%	0.75%
	2013		0.00%	0.70%	16.31	23.68	2,118,978	41,297,821	29.19%	30.10%	0.88%
	2012		0.00%	0.70%	12.58	18.22	2,850,093	42,424,004	17.07%	17.89%	0.79%
	2011		0.00%	0.70%	10.74	15.47	3,143,231	40,378,819	-4.95%	-4.28%	0.58%
American Funds Growth-Income Fund Class 2
	2015		0.00%	0.40%	10.56	24.02	836,732	14,088,805	1.05%	1.45%	1.31%
	2014		0.00%	0.70%	13.01	23.75	711,166	13,954,425	9.86%	10.63%	1.25%
	2013		0.00%	0.70%	16.30	21.56	720,692	13,231,173	32.57%	33.50%	1.39%
	2012		0.00%	0.70%	12.23	17.49	719,482	9,988,797	16.66%	17.48%	1.70%
	2011		0.00%	0.70%	10.44	14.94	622,907	7,944,385	-2.52%	-1.83%	1.42%
American Funds High-Income Bond Fund Class 2
	2015		0.00%	0.40%	8.93	18.45	578,937	7,080,867	-7.67%	-7.30%	5.47%
	2014		0.00%	0.40%	13.51	24.63	542,395	8,706,129	0.23%	0.63%	5.53%
	2013		0.00%	0.70%	13.45	24.57	557,646	10,284,909	5.86%	6.60%	6.18%
	2012		0.00%	0.70%	12.64	23.14	572,156	9,816,835	12.91%	13.70%	7.49%
	2011		0.00%	0.70%	11.14	20.44	494,342	7,633,914	1.21%	1.92%	7.90%
American Funds International Fund Class 2
	2015		0.00%	0.40%	10.40	24.30	4,577,607	74,297,085	-4.91%	-4.53%	1.51%
	2014		0.00%	0.70%	12.83	25.56	4,414,083	76,516,937	-3.33%	-2.65%	1.40%
	2013		0.00%	0.70%	13.20	26.36	4,003,237	74,851,645	20.79%	21.63%	1.43%
	2012		0.00%	0.70%	10.88	21.76	3,858,173	59,619,065	17.08%	17.91%	1.62%
	2011		0.00%	0.70%	9.24	18.53	3,533,956	48,177,959	-14.56%	-13.96%	1.73%
American Funds U.S. Government/AAA-Rated Securities Fund Class 2
	2015		0.00%	0.40%	10.28	15.42	322,174	3,935,502	1.18%	1.59%	1.15%
	2014		0.00%	0.70%	10.14	15.19	648,541	9,220,550	4.24%	5.02%	1.03%
	2013		0.00%	0.70%	11.02	14.48	797,636	10,964,171	-3.77%	-3.08%	0.66%
	2012		0.00%	0.70%	11.40	18.61	1,015,321	14,356,034	1.19%	1.90%	0.88%
	2011		0.00%	0.70%	11.21	18.34	1,411,039	18,515,196	6.82%	7.58%	1.95%
BlackRock Equity Dividend V.I. Fund Class I
	2015		0.00%	0.00%	12.21	12.21	23,054	281,468	-0.61%	-0.61%	1.85%
	2014	4/9/14	0.00%	0.00%	12.28	12.28	4,672	57,392	8.14%	8.14%	2.40%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
BlackRock Global Allocation V.I. Fund Class I
	2015		0.00%	0.40%	$10.80	$15.96	485,413	$7,628,927	-1.11%	-0.71%	1.20%
	2014		0.00%	0.40%	13.04	16.07	302,329	4,832,998	1.70%	2.11%	2.46%
	2013		0.00%	0.40%	12.80	15.74	221,574	3,485,013	14.30%	14.76%	1.38%
	2012		0.00%	0.40%	13.52	13.72	183,613	2,506,120	9.84%	10.28%	1.11%
	2011		0.00%	0.70%	12.21	12.44	239,418	2,967,872	-4.17%	-3.49%	3.35%
ClearBridge Variable Mid Cap Core Portfolio Class I
	2015		0.00%	0.00%	11.60	11.60	44,044	510,876	2.31%	2.31%	0.08%
	2014	3/24/14	0.00%	0.00%	11.34	11.34	4,722	53,539	5.91%	5.91%	1.22%
ClearBridge Variable Small Cap Growth Portfolio Class I
	2015		0.00%	0.40%	10.55	10.55	119,448	1,258,082	-4.37%	-4.37%	0.00%
	2014	2/20/14	0.00%	0.00%	11.03	11.03	6,820	75,211	1.22%	1.22%	0.00%
Delaware VIP Diversified Income Series Standard Class
	2015		0.00%	0.40%	9.92	19.43	3,250,868	53,688,211	-1.48%	-1.08%	2.98%
	2014		0.00%	0.40%	12.33	19.66	3,175,306	55,209,108	4.90%	5.32%	2.16%
	2013		0.00%	0.70%	11.74	18.69	2,687,687	45,770,751	-1.95%	-1.26%	2.40%
	2012		0.00%	0.70%	11.91	18.95	2,415,687	41,180,237	6.45%	7.19%	2.98%
	2011		0.00%	0.70%	11.13	17.69	1,979,341	31,669,406	5.65%	6.39%	4.12%
Delaware VIP Emerging Markets Series Standard Class
	2015		0.00%	0.40%	8.28	25.30	2,291,134	33,784,272	-14.85%	-14.51%	0.86%
	2014		0.00%	0.40%	10.81	29.62	2,008,346	36,754,070	-8.43%	-8.06%	0.63%
	2013		0.00%	0.40%	11.78	32.25	1,834,671	37,791,896	9.70%	10.14%	1.69%
	2012		0.00%	0.40%	10.72	29.31	1,524,025	29,148,755	13.98%	14.44%	0.95%
	2011		0.00%	0.70%	9.38	25.64	1,242,400	21,128,096	-20.34%	-19.78%	1.87%
Delaware VIP High Yield Series Standard Class
	2015		0.00%	0.40%	13.35	22.84	1,094,088	17,136,975	-6.97%	-6.60%	7.10%
	2014		0.00%	0.40%	14.32	24.48	1,460,124	25,643,459	-0.68%	-0.29%	6.69%
	2013		0.00%	0.70%	14.39	24.57	1,360,356	25,509,675	8.45%	9.22%	7.46%
	2012		0.00%	0.70%	13.21	22.52	1,376,976	23,607,181	17.00%	17.82%	8.38%
	2011		0.00%	0.70%	11.23	19.14	1,162,557	16,229,395	1.67%	2.38%	8.29%
Delaware VIP International Value Equity Series Standard Class
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.51%
	2011		0.20%	0.20%	—	—	264	2,446	0.00%	0.00%	1.24%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2015		0.00%	0.40%	10.11	13.80	406,151	5,497,239	0.38%	0.79%	1.70%
	2014		0.00%	0.40%	13.30	13.69	490,897	6,661,481	1.29%	1.70%	1.56%
	2013		0.00%	0.40%	13.13	13.46	668,043	8,981,544	-1.46%	-1.06%	1.56%
	2012		0.00%	0.40%	13.33	13.60	926,248	12,564,557	2.36%	2.77%	1.69%
	2011		0.00%	0.40%	13.02	13.24	607,469	8,023,315	2.50%	2.91%	1.87%
Delaware VIP REIT Series Standard Class
	2015		0.00%	0.40%	11.62	32.06	1,401,106	27,392,519	3.33%	3.75%	1.29%
	2014		0.00%	0.40%	11.48	31.02	1,375,560	27,108,303	28.94%	29.46%	1.33%
	2013		0.00%	0.70%	15.23	42.21	1,083,689	19,278,055	1.43%	2.14%	1.52%
	2012		0.00%	0.70%	14.94	41.49	1,154,059	20,067,406	16.13%	16.94%	1.40%
	2011		0.00%	0.70%	12.80	35.62	834,774	13,323,585	10.18%	10.96%	1.40%
Delaware VIP Small Cap Value Series Standard Class
	2015		0.00%	0.40%	9.43	29.61	2,336,455	44,299,693	-6.59%	-6.22%	0.72%
	2014		0.00%	0.70%	18.95	31.70	2,175,008	46,556,668	5.13%	5.86%	0.54%
	2013		0.00%	0.70%	17.93	45.51	1,846,233	41,436,247	32.58%	33.51%	0.72%
	2012		0.00%	0.70%	13.46	34.22	1,781,971	30,655,345	13.11%	13.90%	0.57%
	2011		0.00%	0.70%	11.84	30.17	1,542,443	23,646,619	-2.02%	-1.33%	0.51%
Delaware VIP Smid Cap Growth Series Standard Class
	2015		0.00%	0.40%	13.77	32.64	778,615	17,956,968	7.11%	7.54%	0.37%
	2014		0.00%	0.40%	22.13	30.47	626,774	15,284,258	2.74%	3.15%	0.07%
	2013		0.00%	0.40%	21.53	29.66	670,642	16,699,267	40.76%	41.32%	0.02%
	2012		0.00%	0.40%	15.29	21.07	512,295	9,133,887	10.58%	11.02%	0.20%
	2011		0.00%	0.40%	13.82	19.06	393,772	6,239,885	7.70%	8.13%	1.09%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP U.S. Growth Series Standard Class
	2015		0.00%	0.40%	$14.20	$27.20	541,774	$11,935,604	4.97%	5.39%	0.53%
	2014		0.00%	0.40%	18.55	25.83	363,457	7,753,332	12.33%	12.78%	0.22%
	2013		0.00%	0.40%	16.48	22.93	325,373	6,240,422	34.22%	34.75%	0.31%
	2012		0.00%	0.40%	13.99	17.03	303,049	4,328,668	16.00%	16.23%	0.00%
	2011		0.00%	0.20%	12.03	14.67	73,138	895,199	7.41%	7.63%	0.25%
Delaware VIP Value Series Standard Class
	2015		0.00%	0.40%	13.03	27.58	3,009,543	63,722,889	-0.81%	-0.41%	1.71%
	2014		0.00%	0.40%	18.63	27.73	2,664,976	57,382,000	13.54%	13.99%	1.62%
	2013		0.00%	0.40%	16.37	24.35	2,519,451	48,789,110	33.16%	33.69%	1.71%
	2012		0.00%	0.40%	13.89	18.23	2,333,730	33,901,749	14.27%	14.73%	2.13%
	2011		0.00%	0.40%	12.11	15.90	1,335,255	16,825,463	9.10%	9.54%	1.81%
Deutsche Alternative Asset Allocation VIP Portfolio A
	2015		0.00%	0.00%	13.63	13.63	79,806	1,088,019	-6.29%	-6.29%	3.08%
	2014		0.00%	0.00%	14.55	14.55	82,570	1,201,307	3.50%	3.50%	1.99%
	2013		0.00%	0.00%	14.06	14.06	103,312	1,452,251	0.93%	0.93%	1.84%
	2012		0.00%	0.00%	13.93	13.93	44,244	616,188	9.72%	9.72%	3.43%
	2011		0.00%	0.00%	12.69	12.69	20,050	254,495	-2.87%	-2.87%	1.46%
Deutsche Equity 500 Index VIP Portfolio A
	2015		0.00%	0.40%	13.20	24.63	8,637,883	158,915,190	0.73%	1.13%	1.72%
	2014		0.00%	0.40%	13.08	24.38	9,980,472	184,471,173	12.94%	13.39%	1.93%
	2013		0.00%	0.40%	16.14	21.52	11,391,385	188,980,363	31.40%	31.93%	1.76%
	2012		0.00%	0.40%	12.28	17.33	9,035,001	148,722,696	15.24%	15.70%	1.73%
	2011		0.00%	0.40%	10.66	15.03	9,792,893	139,291,296	1.43%	1.83%	1.58%
Deutsche Small Cap Index VIP Portfolio A
	2015		0.00%	0.40%	12.14	28.91	6,155,512	103,447,454	-4.98%	-4.60%	1.05%
	2014		0.00%	0.70%	17.77	30.42	6,956,115	124,473,257	4.01%	4.74%	0.97%
	2013		0.00%	0.70%	17.68	29.16	7,009,927	121,373,895	37.67%	38.64%	1.64%
	2012		0.00%	0.70%	12.78	21.43	4,656,437	97,138,873	15.44%	16.25%	0.90%
	2011		0.00%	0.70%	11.02	18.50	4,811,099	84,558,349	-5.08%	-4.41%	0.83%
Fidelity VIP Asset Manager Portfolio Service Class
	2015		0.00%	0.20%	11.39	19.73	110,080	1,444,342	-0.17%	0.03%	1.16%
	2014		0.00%	0.40%	14.53	19.75	182,376	2,566,757	5.26%	5.69%	1.38%
	2013		0.00%	0.40%	13.77	18.70	187,652	3,262,723	15.07%	15.53%	1.38%
	2012		0.00%	0.40%	11.95	16.20	251,661	3,837,313	11.98%	12.43%	1.34%
	2011		0.00%	0.40%	10.65	14.43	242,758	3,245,862	-3.08%	-2.69%	2.05%
Fidelity VIP Contrafund Portfolio Service Class
	2015		0.00%	0.40%	10.64	29.28	2,528,903	48,747,998	0.16%	0.56%	0.88%
	2014		0.00%	0.70%	13.13	29.23	2,798,719	57,238,090	11.04%	11.82%	0.84%
	2013		0.00%	0.70%	16.28	26.25	2,947,443	58,356,299	30.23%	31.14%	1.03%
	2012		0.00%	0.70%	12.46	20.09	2,816,325	43,054,991	15.50%	16.31%	1.27%
	2011		0.00%	0.70%	10.75	17.34	2,869,074	38,366,042	-3.32%	-2.64%	0.95%
Fidelity VIP Equity-Income Portfolio Service Class
	2015		0.10%	0.20%	11.64	21.42	74,831	1,275,470	-4.28%	-4.18%	1.17%
	2014		0.10%	0.40%	17.27	22.35	310,328	5,892,867	8.21%	8.54%	1.86%
	2013		0.10%	0.40%	15.92	20.59	468,450	9,575,499	27.50%	27.88%	2.17%
	2012		0.10%	0.40%	16.02	16.10	612,995	9,822,186	16.72%	17.07%	3.03%
	2011		0.10%	0.40%	13.73	13.76	657,260	9,031,948	0.46%	0.76%	2.44%
Fidelity VIP Freedom 2020 Portfolio Service Class
	2015		0.00%	0.40%	11.16	11.28	700,775	7,898,925	-0.76%	-0.37%	2.41%
	2014		0.00%	0.40%	11.25	11.32	347,035	3,926,019	4.25%	4.66%	2.77%
	2013	6/6/13	0.00%	0.40%	10.79	10.82	116,744	1,262,464	8.42%	8.93%	1.57%
Fidelity VIP Freedom 2030 Portfolio Service Class
	2015		0.00%	0.40%	11.53	11.65	569,310	6,622,193	-0.73%	-0.34%	1.98%
	2014		0.00%	0.40%	11.61	11.69	314,379	3,667,321	4.44%	4.86%	2.62%
	2013	6/6/13	0.00%	0.40%	11.12	11.15	152,059	1,692,635	11.53%	12.16%	2.01%
Fidelity VIP Freedom 2040 Portfolio Service Class
	2015		0.00%	0.40%	11.73	11.85	298,020	3,528,765	-0.75%	-0.35%	2.01%
	2014		0.00%	0.40%	11.89	11.89	100,101	1,190,557	4.83%	4.83%	2.88%
	2013	6/6/13	0.00%	0.00%	11.35	11.35	11,241	127,541	13.88%	13.88%	2.28%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Freedom 2050 Portfolio Service Class
	2015		0.00%	0.40%	$11.77	$11.90	116,063	$1,379,334	-0.78%	-0.38%	1.87%
	2014		0.00%	0.40%	11.87	11.94	104,642	1,247,213	4.40%	4.81%	3.47%
	2013	6/6/13	0.00%	0.40%	11.37	11.40	38,852	441,832	6.03%	14.42%	2.65%
Fidelity VIP Freedom Income Portfolio Service Class
	2015		0.00%	0.40%	10.46	10.58	208,397	2,200,738	-0.82%	-0.42%	1.92%
	2014		0.00%	0.40%	10.55	10.62	79,965	846,395	3.28%	3.69%	2.20%
	2013	6/6/13	0.00%	0.40%	10.22	10.24	51,740	529,063	2.86%	3.19%	1.21%
Fidelity VIP Growth Portfolio Service Class
	2015		0.00%	0.40%	14.44	24.57	403,077	7,980,228	6.62%	7.05%	0.12%
	2014		0.00%	0.40%	16.03	23.04	608,254	11,793,778	10.74%	11.19%	0.09%
	2013		0.00%	0.40%	14.48	20.80	628,807	11,336,882	35.66%	36.20%	0.21%
	2012		0.00%	0.40%	10.67	15.34	629,014	8,200,027	14.09%	14.54%	0.51%
	2011		0.00%	0.70%	9.35	13.44	643,569	7,411,606	-0.56%	0.14%	0.27%
Fidelity VIP High Income Portfolio Service Class
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.06%
	2011		0.20%	0.20%	—	—	397	4,509	0.00%	0.00%	6.60%
Fidelity VIP Investment Grade Bond Portfolio Service Class
	2015		0.00%	0.00%	10.22	10.22	420,466	4,298,576	-0.71%	-0.71%	8.61%
	2014		0.00%	0.00%	10.30	10.30	56,124	577,857	5.75%	5.75%	2.56%
	2013	12/12/13	0.00%	0.00%	9.74	9.74	48,377	470,994	-0.19%	-0.19%	2.35%
Fidelity VIP Mid Cap Portfolio Service Class
	2015		0.00%	0.40%	10.06	25.01	1,844,442	38,385,093	-1.89%	-1.50%	0.48%
	2014		0.00%	0.70%	17.73	25.41	1,628,583	34,977,206	5.46%	6.20%	0.16%
	2013		0.00%	0.70%	16.73	23.95	1,512,491	32,939,809	35.11%	36.06%	0.45%
	2012		0.00%	0.70%	12.32	17.62	1,422,886	23,085,183	13.95%	14.75%	0.50%
	2011		0.00%	0.70%	13.25	15.37	1,548,293	22,059,478	-11.34%	-10.72%	0.16%
Fidelity VIP Overseas Portfolio Service Class
	2015		0.00%	0.40%	9.59	21.56	343,307	5,098,632	3.08%	3.49%	1.29%
	2014		0.00%	0.40%	13.20	20.92	387,238	5,754,830	-8.53%	-8.16%	1.25%
	2013		0.00%	0.70%	14.41	22.87	476,259	7,884,090	29.47%	30.38%	1.30%
	2012		0.00%	0.70%	11.07	17.61	555,605	7,084,326	19.70%	20.54%	1.95%
	2011		0.00%	0.70%	9.20	14.67	555,870	6,051,005	-17.81%	-17.23%	1.35%
Franklin Income VIP Fund Class 1
	2015		0.00%	0.35%	8.94	16.54	786,653	11,951,560	-7.16%	-6.84%	4.86%
	2014		0.00%	0.35%	17.44	17.75	801,772	13,508,747	4.71%	4.92%	5.05%
	2013		0.00%	0.70%	16.04	16.92	745,628	12,569,825	13.39%	14.18%	6.23%
	2012		0.00%	0.70%	14.15	14.81	703,884	10,392,148	12.12%	12.91%	7.21%
	2011		0.00%	0.70%	12.62	13.12	549,262	7,179,261	2.00%	2.71%	6.93%
Franklin Mutual Shares VIP Fund Class 1
	2015		0.00%	0.40%	11.57	15.71	233,672	3,644,080	-5.07%	-4.69%	3.30%
	2014		0.00%	0.40%	15.92	16.48	321,897	5,279,701	6.95%	7.38%	2.33%
	2013		0.00%	0.40%	14.89	15.35	318,087	4,868,394	28.01%	28.53%	2.04%
	2012		0.00%	0.40%	11.63	11.94	896,797	10,690,112	14.15%	14.61%	2.32%
	2011		0.00%	0.40%	10.19	10.42	948,713	9,867,957	-1.19%	-0.79%	2.76%
Franklin Rising Dividends VIP Fund Class 1
	2015		0.00%	0.00%	12.13	12.13	54,529	661,354	-3.42%	-3.42%	1.70%
	2014		0.00%	0.00%	12.56	12.56	25,434	319,384	9.01%	9.01%	1.49%
	2013	6/17/13	0.00%	0.00%	11.52	11.52	8,168	94,090	12.69%	12.69%	0.00%
Franklin Small Cap Value VIP Fund Class 2
	2015		0.00%	0.10%	11.50	11.50	62,876	721,556	-7.39%	-7.39%	0.17%
	2014		0.00%	0.00%	12.41	12.41	5,469	67,898	0.57%	0.57%	0.71%
	2013	5/24/13	0.00%	0.00%	12.34	12.34	3,223	39,782	20.80%	20.80%	0.53%
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2015		0.00%	0.35%	16.46	25.03	65,458	1,293,252	-2.64%	-2.44%	0.00%
	2014		0.00%	0.70%	16.91	26.93	175,542	3,679,966	7.04%	7.78%	0.00%
	2013		0.00%	0.70%	15.72	25.08	163,314	3,189,151	37.57%	38.50%	0.00%
	2012		0.00%	0.70%	14.01	18.18	149,930	2,156,688	10.34%	11.12%	0.00%
	2011		0.00%	0.70%	12.61	16.43	132,283	1,799,306	-5.26%	-4.59%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Small-Mid Cap Growth VIP Fund Class 2
	2015		0.20%	0.35%	$17.77	$17.92	21,890	$392,172	-3.00%	-2.85%	0.00%
	2014		0.20%	0.35%	18.32	18.45	24,905	459,323	7.10%	7.26%	0.00%
	2013		0.20%	0.35%	17.10	17.20	33,704	579,579	37.68%	37.88%	0.00%
	2012		0.20%	0.35%	12.42	12.47	39,172	488,555	10.46%	10.63%	0.00%
	2011		0.20%	0.35%	11.27	11.27	16,833	189,755	-5.02%	-5.02%	0.00%
Franklin U.S. Government Securities VIP Fund Class 1
	2015		0.00%	0.00%	13.70	13.70	386,705	5,299,691	0.71%	0.71%	2.71%
	2014		0.00%	0.40%	13.20	13.61	312,838	4,256,356	3.22%	3.64%	2.81%
	2013		0.00%	0.40%	12.79	13.13	364,321	4,782,683	-2.38%	-1.99%	3.52%
	2012		0.00%	0.40%	13.10	13.40	597,935	8,007,318	1.71%	2.12%	2.62%
	2011		0.00%	0.40%	12.88	13.12	419,213	5,497,270	5.53%	5.96%	3.58%
Goldman Sachs VIT Global Trends Allocation Fund Service Class
	2015		0.20%	0.20%	9.76	9.76	6,344,125	61,901,499	-6.00%	-6.00%	0.11%
	2014	11/4/14	0.20%	0.20%	10.38	10.38	3,218,289	33,407,925	-0.74%	-0.74%	0.09%
Goldman Sachs VIT Mid Cap Value Fund Service Class
	2015		0.00%	0.40%	17.01	17.01	324,106	5,507,793	-9.52%	-9.52%	0.13%
	2014		0.00%	0.00%	18.80	18.80	245,956	4,624,256	13.29%	13.29%	0.88%
	2013		0.00%	0.00%	16.60	16.60	163,648	2,715,907	32.56%	32.56%	0.67%
	2012		0.00%	0.00%	12.52	12.52	110,107	1,378,548	18.19%	18.19%	1.58%
	2011	11/11/11	0.00%	0.00%	10.59	10.59	4,558	48,289	-2.52%	-2.52%	0.62%
Invesco V.I. Growth and Income Fund Series I
	2015		0.00%	0.00%	17.45	17.45	62,203	1,085,604	-3.06%	-3.06%	3.20%
	2014		0.00%	0.00%	18.00	18.00	43,037	774,844	10.28%	10.28%	2.01%
	2013		0.00%	0.00%	16.33	16.33	29,223	477,086	34.08%	34.08%	1.61%
	2012		0.00%	0.00%	12.18	12.18	15,078	183,593	14.63%	14.63%	2.14%
	2011	11/11/11	0.00%	0.00%	10.62	10.62	3,680	39,092	1.08%	1.08%	0.00%
Janus Aspen Balanced Portfolio Institutional Shares
	2015		0.20%	0.35%	15.54	15.68	176,424	2,765,938	0.27%	0.42%	1.59%
	2014		0.20%	0.35%	15.50	15.61	184,880	2,886,410	8.13%	8.29%	1.76%
	2013		0.20%	0.35%	14.34	14.42	189,513	2,732,215	19.73%	19.91%	1.54%
	2012		0.20%	0.35%	11.97	12.02	207,663	2,496,685	13.22%	13.39%	3.11%
	2011		0.20%	0.40%	10.60	17.43	124,994	1,327,443	1.23%	1.44%	2.46%
Janus Aspen Balanced Portfolio Service Shares
	2015		0.10%	0.40%	10.39	25.35	270,038	4,186,332	0.01%	0.31%	1.42%
	2014		0.10%	0.40%	11.86	25.27	250,282	4,061,176	7.81%	8.13%	1.55%
	2013		0.10%	0.70%	13.99	23.37	159,200	3,523,357	18.97%	19.68%	1.31%
	2012		0.10%	0.70%	18.43	19.53	183,371	3,423,502	12.58%	13.26%	2.60%
	2011		0.10%	0.70%	16.37	17.24	192,377	3,274,014	0.65%	1.25%	2.19%
Janus Aspen Enterprise Portfolio Institutional Shares
	2015		0.20%	0.35%	20.75	20.94	251,806	5,271,967	3.70%	3.82%	0.64%
	2014		0.20%	0.35%	20.01	20.17	262,414	5,291,845	12.18%	12.30%	0.16%
	2013		0.20%	0.35%	17.84	17.96	266,291	4,781,979	31.79%	32.11%	0.50%
	2012		0.20%	0.35%	13.54	13.59	293,132	3,984,453	16.88%	17.06%	0.00%
	2011		0.20%	0.40%	10.04	11.61	265,728	3,083,712	-1.81%	-1.62%	0.00%
Janus Aspen Enterprise Portfolio Service Shares
	2015		0.10%	0.40%	13.90	36.06	61,785	1,430,719	3.36%	3.66%	0.49%
	2014		0.10%	0.40%	17.94	34.89	216,533	4,279,714	11.79%	12.13%	0.03%
	2013		0.10%	0.40%	16.01	31.21	128,487	3,708,693	31.51%	31.91%	0.34%
	2012		0.10%	0.40%	21.35	23.73	140,399	3,052,238	16.52%	16.87%	0.00%
	2011		0.10%	0.40%	18.32	20.37	146,809	2,745,187	-2.04%	-1.75%	0.00%
Janus Aspen Flexible Bond Portfolio Institutional Shares
	2015		0.20%	0.20%	12.69	12.69	180,687	2,293,154	0.02%	0.02%	0.46%
	2014		0.20%	0.20%	12.69	12.69	5,379,711	68,259,750	4.73%	4.73%	3.47%
	2013		0.20%	0.20%	12.12	12.12	5,415,284	65,610,507	-0.34%	-0.34%	2.43%
	2012		0.20%	0.20%	12.16	12.16	5,527,861	67,199,759	8.12%	8.12%	3.49%
	2011		0.20%	0.20%	11.24	11.24	5,458,757	61,374,988	6.53%	6.53%	3.84%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Aspen Flexible Bond Portfolio Service Shares
	2015		0.00%	0.35%	$10.04	$18.19	181,876	$2,694,534	-0.41%	-0.06%	1.39%
	2014		0.00%	0.40%	11.33	18.22	896,380	14,396,261	4.28%	4.69%	3.06%
	2013		0.00%	0.70%	10.85	19.14	854,792	14,059,027	-1.02%	-0.32%	2.08%
	2012		0.00%	0.70%	16.38	19.28	891,196	14,778,368	7.34%	8.09%	2.86%
	2011		0.00%	0.70%	15.24	17.91	530,640	8,377,751	5.65%	6.39%	3.22%
Janus Aspen Global Research Portfolio Institutional Shares
	2015		0.20%	0.35%	15.04	15.17	29,870	453,030	-2.62%	-2.48%	0.64%
	2014		0.20%	0.35%	15.44	15.56	37,979	590,701	7.07%	7.23%	1.09%
	2013		0.20%	0.35%	14.42	14.51	37,976	550,839	27.98%	28.17%	1.19%
	2012		0.20%	0.35%	11.27	11.32	49,943	565,231	19.66%	19.84%	1.17%
	2011		0.20%	0.40%	8.32	9.44	28,450	267,816	-14.08%	-13.91%	0.41%
Janus Aspen Global Research Portfolio Service Shares
	2015		0.20%	0.20%	16.30	16.30	29,524	481,089	-2.73%	-2.73%	0.53%
	2014		0.20%	0.20%	12.25	16.75	30,622	512,965	6.97%	6.97%	0.98%
	2013		0.20%	0.20%	15.66	15.66	30,142	472,039	27.82%	27.82%	1.10%
	2012		0.20%	0.40%	13.95	13.95	32,188	394,422	19.38%	19.38%	0.80%
	2011		0.40%	0.40%	10.12	11.69	31,145	315,243	-14.33%	-14.33%	0.45%
Janus Aspen Global Technology Portfolio Service Shares
	2015		0.20%	0.20%	19.49	19.49	11,705	228,158	4.44%	4.44%	0.00%
	2014		0.20%	0.20%	18.66	18.66	12,399	231,403	9.13%	9.13%	0.00%
	2013		0.20%	0.20%	17.10	17.10	15,736	269,120	35.12%	35.12%	0.00%
	2012		0.20%	0.20%	12.66	12.66	17,678	223,756	18.91%	18.91%	0.00%
	2011		0.20%	0.20%	10.64	10.64	4,286	45,619	-8.84%	-8.84%	0.00%
JPMIT Core Bond Portfolio Class 1
	2015		0.00%	0.00%	10.37	10.37	52,755	546,870	1.12%	1.12%	1.64%
	2014	5/6/14	0.00%	0.00%	10.25	10.25	20,887	214,116	2.51%	2.51%	4.07%
LVIP AQR Enhanced Global Strategies Fund Standard Class
	2015		0.00%	0.00%	10.64	10.64	2,252	23,962	1.96%	1.96%	1.93%
	2014	6/5/14	0.00%	0.00%	10.44	10.44	1,670	17,427	1.87%	1.87%	4.31%
LVIP Baron Growth Opportunities Fund Standard Class
	2015		0.00%	0.20%	21.75	21.75	19,252	336,579	-4.53%	-4.53%	0.00%
	2014		0.00%	0.40%	22.79	25.99	12,727	301,877	4.70%	5.12%	0.06%
	2013		0.00%	0.40%	21.68	24.82	293,697	6,378,022	39.85%	40.41%	0.49%
	2012		0.00%	0.40%	15.44	17.75	196,551	3,042,571	18.06%	18.54%	1.49%
	2011		0.00%	0.40%	13.02	15.03	148,369	1,939,564	3.88%	4.29%	0.00%
LVIP Baron Growth Opportunities Fund Service Class
	2015		0.00%	0.40%	10.04	30.34	2,072,615	42,689,952	-5.15%	-4.77%	0.00%
	2014		0.00%	0.40%	12.73	31.99	2,018,758	45,432,335	4.44%	4.85%	0.20%
	2013		0.00%	0.70%	20.13	30.63	1,458,554	34,786,408	39.09%	40.06%	0.44%
	2012		0.00%	0.70%	14.40	27.59	1,410,732	24,345,474	17.42%	18.24%	1.19%
	2011		0.00%	0.70%	12.20	23.42	1,038,943	15,883,551	3.30%	4.02%	0.00%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2015		0.00%	0.00%	7.91	7.91	6,261	49,515	-15.01%	-15.01%	1.30%
	2014		0.00%	0.00%	9.31	9.31	858	7,980	-4.88%	-4.88%	2.18%
	2013		0.00%	0.00%	9.78	9.78	693	6,779	-7.91%	-7.91%	1.56%
	2012	10/31/12	0.00%	0.00%	10.62	10.62	389	4,134	6.62%	6.62%	1.39%
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
	2015		0.00%	0.20%	14.11	14.49	183,667	2,503,268	-5.06%	-4.87%	1.72%
	2014		0.00%	0.40%	14.83	15.50	192,580	2,913,965	3.08%	3.49%	1.19%
	2013		0.00%	0.40%	14.33	15.01	319,596	4,680,785	17.74%	18.21%	1.70%
	2012		0.00%	0.40%	12.12	12.72	218,063	2,693,090	16.52%	16.98%	0.75%
	2011		0.00%	0.40%	10.36	13.27	181,861	1,919,979	-2.96%	-2.57%	0.52%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2015		0.00%	0.40%	10.95	11.20	865,050	9,678,373	-3.21%	-2.82%	1.20%
	2014		0.00%	0.40%	11.53	11.53	816,126	9,405,837	3.07%	3.07%	1.97%
	2013		0.00%	0.00%	11.18	11.18	316,456	3,538,691	-8.37%	-8.37%	0.59%
	2012		0.00%	0.00%	12.20	12.20	403,404	4,923,290	6.51%	6.51%	0.00%
	2011		0.00%	0.00%	11.46	11.46	314,882	3,608,115	12.14%	12.14%	2.91%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Multi-Asset Income Fund Standard Class
	2015		0.00%	0.00%	$9.55	$9.55	6,142	$58,679	-3.92%	-3.92%	3.82%
	2014	8/19/14	0.00%	0.00%	9.94	9.94	5,989	59,556	-1.97%	-1.97%	4.29%
LVIP Clarion Global Real Estate Fund Standard Class
	2015		0.00%	0.40%	10.02	15.11	480,514	5,076,304	-1.62%	-1.22%	2.93%
	2014		0.00%	0.40%	10.19	15.33	740,074	7,790,900	13.44%	13.89%	2.56%
	2013		0.00%	0.40%	8.98	13.49	991,890	9,174,650	2.89%	3.31%	0.00%
	2012		0.00%	0.40%	8.73	8.93	661,388	5,950,244	24.18%	24.68%	0.00%
	2011		0.00%	0.40%	7.03	7.16	507,676	3,605,574	-9.04%	-8.67%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
	2015	6/2/15	0.00%	0.00%	9.37	9.37	1,982	18,570	-6.75%	-6.75%	0.84%
LVIP Delaware Bond Fund Standard Class
	2015		0.00%	0.40%	10.19	23.73	11,870,502	159,369,976	-0.02%	0.39%	2.35%
	2014		0.00%	0.40%	10.22	23.74	12,197,031	162,340,862	5.55%	5.97%	2.02%
	2013		0.00%	0.70%	11.74	22.49	11,686,379	152,876,744	-2.99%	-2.31%	1.86%
	2012		0.00%	0.70%	12.04	23.11	8,816,149	142,117,324	5.86%	6.61%	2.22%
	2011		0.00%	0.70%	11.32	21.76	7,543,495	115,860,738	6.89%	7.64%	3.33%
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2015		0.00%	0.20%	9.92	10.63	60,451	636,835	-0.91%	-0.71%	1.26%
	2014		0.00%	0.20%	10.71	10.71	102,310	1,089,729	0.62%	0.62%	0.96%
	2013		0.00%	0.40%	10.64	10.64	121,016	1,285,046	0.75%	0.75%	0.85%
	2012		0.00%	0.00%	10.56	10.56	58,279	615,463	4.22%	4.22%	1.56%
	2011		0.00%	0.00%	10.13	10.13	42,641	432,083	-0.24%	-0.24%	2.89%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2015		0.00%	0.40%	14.77	21.11	42,759	734,645	-1.73%	-1.33%	1.60%
	2014		0.00%	0.40%	15.00	21.42	43,224	817,050	3.93%	4.34%	2.45%
	2013		0.00%	0.40%	14.40	20.55	38,397	699,523	19.76%	20.24%	1.59%
	2012		0.00%	0.40%	12.00	17.11	40,917	622,773	12.84%	13.29%	1.19%
	2011		0.00%	0.40%	10.62	15.11	71,344	874,026	-2.42%	-2.03%	2.28%
LVIP Delaware Social Awareness Fund Standard Class
	2015		0.00%	0.40%	18.74	27.13	132,731	2,456,048	-1.05%	-0.66%	1.18%
	2014		0.00%	0.40%	18.90	27.33	164,683	3,440,143	14.74%	15.20%	2.20%
	2013		0.00%	0.40%	16.44	23.75	113,766	2,063,643	35.15%	35.69%	1.39%
	2012		0.00%	0.40%	12.14	17.52	106,334	1,420,318	14.82%	15.28%	0.92%
	2011		0.00%	0.40%	10.55	15.21	98,612	1,172,978	0.24%	0.64%	0.68%
LVIP Delaware Special Opportunities Fund Standard Class
	2015		0.00%	0.40%	12.65	15.71	921,853	14,429,247	-0.14%	0.26%	0.88%
	2014		0.00%	0.40%	15.20	15.67	1,563,298	24,431,055	7.20%	7.63%	1.43%
	2013		0.00%	0.40%	14.17	14.55	1,451,948	21,091,436	33.25%	33.78%	1.26%
	2012		0.00%	0.40%	10.64	10.88	1,027,906	11,153,372	14.48%	14.94%	0.72%
	2011		0.00%	0.40%	9.29	9.47	613,847	5,792,692	-5.58%	-5.20%	0.34%
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
	2015		0.00%	0.00%	9.68	9.68	93,229	902,799	-3.97%	-3.97%	0.75%
	2014		0.00%	0.40%	9.94	10.08	137,562	1,385,211	-7.87%	-7.50%	2.00%
	2013		0.00%	0.40%	10.90	10.90	138,909	1,512,778	15.12%	15.12%	2.68%
	2012		0.00%	0.00%	9.47	9.47	1,633	15,463	18.77%	18.77%	2.66%
	2011	6/13/11	0.00%	0.00%	7.97	7.97	1,363	10,871	-14.73%	-14.73%	0.25%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2015		0.00%	0.40%	18.85	19.28	610,382	11,472,245	-2.40%	-2.00%	1.74%
	2014		0.00%	0.40%	19.23	20.13	522,067	10,053,173	12.73%	13.18%	1.84%
	2013		0.00%	0.40%	16.99	17.82	581,856	9,945,153	32.73%	33.26%	1.89%
	2012		0.00%	0.40%	12.75	13.40	587,067	7,535,137	14.86%	15.32%	0.97%
	2011		0.00%	0.70%	11.06	11.65	29,871	339,105	0.49%	1.20%	1.17%
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
	2015		0.00%	0.00%	13.56	13.56	21,484	291,308	-7.61%	-7.61%	0.16%
	2014		0.00%	0.40%	14.46	14.68	349,330	5,124,644	4.28%	4.70%	0.88%
	2013		0.00%	0.40%	14.02	14.02	410,685	5,755,308	29.18%	29.18%	1.25%
	2012		0.00%	0.00%	10.85	10.85	3,508	38,065	17.41%	17.41%	1.52%
	2011	6/13/11	0.00%	0.00%	9.24	9.24	1,341	12,394	-0.96%	-0.96%	0.15%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2015		0.00%	0.40%	$10.94	$11.14	86,836	$966,444	-0.09%	0.31%	1.59%
	2014		0.00%	0.40%	10.95	11.11	162,096	1,798,296	4.22%	4.64%	1.65%
	2013		0.00%	0.40%	10.62	10.62	162,631	1,725,323	-2.76%	-2.76%	1.51%
	2012		0.00%	0.00%	10.92	10.92	95,609	1,043,895	3.73%	3.73%	1.98%
	2011	8/19/11	0.00%	0.00%	10.53	10.53	28,178	296,598	0.91%	0.91%	0.20%
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	2015		0.00%	0.00%	9.83	9.83	3,212	31,580	-2.76%	-2.76%	1.37%
	2014	6/5/14	0.00%	0.00%	10.11	10.11	4,231	42,782	-0.63%	-0.63%	5.15%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2015		0.00%	0.40%	10.69	17.42	319,298	5,415,289	-2.39%	-2.00%	1.74%
	2014		0.00%	0.40%	17.69	18.19	412,505	7,281,253	5.28%	5.70%	2.11%
	2013		0.00%	0.40%	16.74	17.25	324,319	5,432,045	9.31%	9.75%	1.96%
	2012		0.00%	0.40%	15.25	15.74	326,068	4,978,675	9.34%	9.78%	4.18%
	2011		0.00%	0.40%	13.89	14.37	279,062	3,882,690	3.27%	3.68%	2.13%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2015		0.00%	0.40%	10.45	15.92	249,760	3,755,249	-4.07%	-3.69%	1.88%
	2014		0.00%	0.40%	15.98	16.92	324,330	5,182,556	3.06%	3.47%	1.98%
	2013		0.00%	0.40%	15.44	16.39	327,937	5,085,168	13.09%	13.55%	0.89%
	2012		0.00%	0.40%	13.60	14.46	696,645	9,500,247	8.71%	9.14%	2.70%
	2011		0.00%	0.40%	12.46	13.28	620,082	7,755,620	-0.40%	0.00%	2.33%
LVIP Global Income Fund Standard Class
	2015		0.00%	0.20%	9.71	12.50	430,612	5,347,608	-2.22%	-2.02%	3.25%
	2014		0.00%	0.20%	12.76	12.76	413,422	5,239,970	1.94%	1.94%	0.58%
	2013		0.00%	0.40%	12.52	12.52	433,358	5,419,008	-2.82%	-2.82%	0.26%
	2012		0.00%	0.00%	12.88	12.88	531,397	6,844,039	7.69%	7.69%	1.75%
	2011		0.00%	0.00%	11.96	11.96	200,781	2,401,226	1.09%	1.09%	6.52%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2015		0.00%	0.40%	10.53	16.74	672,060	11,019,820	-3.76%	-3.37%	1.91%
	2014		0.00%	0.40%	16.96	17.73	765,696	13,108,240	3.73%	4.15%	2.06%
	2013		0.00%	0.40%	16.28	17.06	744,715	12,235,418	11.41%	11.86%	1.76%
	2012		0.00%	0.40%	14.56	15.28	701,650	10,330,952	9.15%	9.59%	3.39%
	2011		0.00%	0.40%	13.28	13.97	608,828	8,207,829	0.76%	1.17%	1.91%
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
	2015		0.00%	0.20%	10.18	11.56	88,046	1,013,897	-4.39%	-4.20%	0.00%
	2014		0.00%	0.40%	11.71	12.07	104,606	1,258,075	-7.68%	-7.31%	0.00%
	2013		0.00%	0.40%	12.68	13.02	96,847	1,260,078	24.32%	24.82%	0.00%
	2012		0.00%	0.40%	10.20	10.43	188,201	1,962,851	6.06%	6.48%	0.00%
	2011		0.00%	0.40%	9.62	9.80	281,764	2,760,279	-7.96%	-7.59%	0.00%
LVIP JPMorgan High Yield Fund Standard Class
	2015		0.00%	0.40%	13.29	13.59	1,070,115	14,529,899	-4.32%	-3.94%	5.02%
	2014		0.00%	0.40%	14.15	14.15	1,000,166	14,151,906	2.84%	2.84%	4.70%
	2013		0.00%	0.00%	13.76	13.76	540,199	7,432,361	6.57%	6.57%	4.80%
	2012		0.00%	0.00%	12.91	12.91	444,974	5,744,957	14.92%	14.92%	4.83%
	2011		0.00%	0.00%	11.23	11.23	368,129	4,135,621	2.78%	2.78%	6.35%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
	2015		0.00%	0.00%	13.45	13.45	40,432	543,982	-7.74%	-7.74%	0.78%
	2014		0.00%	0.20%	14.37	14.58	39,829	580,723	7.91%	8.12%	0.66%
	2013		0.00%	0.20%	13.31	13.49	98,527	1,328,865	23.94%	24.17%	0.57%
	2012		0.00%	0.20%	10.74	10.86	22,824	247,821	13.53%	13.76%	0.00%
	2011		0.00%	0.20%	9.46	9.55	22,903	218,640	-1.97%	-1.77%	0.00%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2015		0.00%	0.00%	13.75	13.75	513,201	7,055,003	-1.61%	-1.61%	1.81%
	2014		0.00%	0.40%	13.55	13.97	540,049	7,545,302	4.36%	4.78%	2.11%
	2013		0.00%	0.40%	12.99	13.33	377,235	5,029,250	8.49%	8.93%	1.34%
	2012		0.00%	0.40%	11.97	12.24	293,430	3,578,296	8.11%	8.54%	2.29%
	2011		0.00%	0.40%	11.07	11.28	268,093	3,014,903	0.85%	1.25%	0.76%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2020 Fund Standard Class
	2015		0.00%	0.40%	$12.74	$13.19	2,656,912	$35,036,480	-2.60%	-2.21%	2.03%
	2014		0.00%	0.40%	13.08	13.49	2,293,682	30,930,499	3.97%	4.39%	2.28%
	2013		0.00%	0.40%	12.58	12.92	1,639,769	21,180,587	10.69%	11.13%	1.59%
	2012		0.00%	0.40%	11.37	11.62	1,023,231	11,888,949	7.95%	8.38%	2.34%
	2011		0.00%	0.40%	10.53	10.73	571,650	6,128,802	-0.21%	0.19%	0.77%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2015		0.00%	0.40%	10.73	12.96	1,788,615	23,176,082	-3.05%	-2.66%	1.96%
	2014		0.00%	0.40%	12.91	13.31	1,640,802	21,844,985	3.74%	4.16%	2.57%
	2013		0.00%	0.40%	12.45	12.78	1,167,619	14,912,119	13.29%	13.74%	1.53%
	2012		0.00%	0.40%	10.99	11.24	782,304	8,780,376	7.47%	7.90%	1.70%
	2011		0.00%	0.40%	10.22	10.42	207,837	2,152,571	-0.96%	-0.56%	0.60%
LVIP Managed Risk Profile 2040 Fund Standard Class
	2015		0.00%	0.40%	11.80	12.21	936,632	11,433,340	-3.61%	-3.22%	1.78%
	2014		0.00%	0.40%	12.24	12.62	987,591	12,460,643	3.07%	3.48%	2.47%
	2013		0.00%	0.40%	11.88	12.19	855,283	10,427,479	16.07%	16.53%	1.37%
	2012		0.00%	0.40%	10.23	10.46	736,623	7,707,267	6.70%	7.12%	1.46%
	2011		0.00%	0.40%	9.59	9.77	101,770	993,117	-1.85%	-1.46%	0.67%
LVIP Managed Risk Profile 2050 Fund Standard Class
	2015		0.00%	0.00%	11.19	11.19	199,133	2,229,214	-3.75%	-3.75%	1.81%
	2014		0.00%	0.00%	11.63	11.63	134,371	1,562,760	2.94%	2.94%	2.00%
	2013		0.00%	0.00%	11.30	11.30	108,748	1,228,623	19.04%	19.04%	1.28%
	2012		0.00%	0.00%	9.49	9.49	104,753	994,219	6.01%	6.01%	0.22%
	2011	8/1/11	0.00%	0.00%	8.95	8.95	74	666	-6.01%	-6.01%	0.00%
LVIP MFS International Growth Fund Standard Class
	2015		0.00%	0.10%	10.40	10.40	504,469	5,245,313	1.29%	1.29%	1.24%
	2014		0.00%	0.20%	10.11	10.27	421,898	4,332,304	-5.24%	-5.05%	0.98%
	2013		0.00%	0.20%	10.67	10.82	448,863	4,853,339	13.38%	13.61%	0.81%
	2012		0.00%	0.40%	9.31	9.52	386,228	3,669,630	18.92%	19.40%	0.99%
	2011		0.00%	0.40%	7.83	7.97	236,530	1,881,651	-10.23%	-9.87%	2.99%
LVIP MFS Value Fund Standard Class
	2015		0.00%	0.40%	12.83	15.59	3,027,807	45,833,083	-0.94%	-0.54%	2.36%
	2014		0.00%	0.40%	15.20	15.67	2,440,904	37,694,743	10.06%	10.51%	2.54%
	2013		0.00%	0.40%	13.81	14.18	2,326,879	32,912,728	35.42%	35.96%	2.01%
	2012		0.00%	0.40%	10.20	10.43	1,717,510	17,870,813	15.87%	16.33%	1.15%
	2011		0.00%	0.40%	8.80	8.97	1,909,140	17,086,218	-0.50%	-0.10%	1.47%
LVIP Mondrian International Value Fund Standard Class
	2015		0.00%	0.40%	10.41	21.16	1,826,312	25,969,232	-4.17%	-3.79%	3.02%
	2014		0.00%	0.40%	13.30	22.02	1,673,149	25,334,802	-2.93%	-2.54%	3.96%
	2013		0.00%	0.40%	13.68	24.89	1,527,925	25,567,155	21.35%	21.84%	2.93%
	2012		0.00%	0.40%	11.25	20.51	1,267,849	17,685,655	9.18%	9.62%	2.89%
	2011		0.00%	0.40%	11.29	18.78	1,402,113	17,841,237	-4.60%	-4.21%	3.06%
LVIP Money Market Fund Standard Class
	2015		0.00%	0.40%	9.82	11.59	10,575,627	119,192,203	-0.38%	0.02%	0.02%
	2014		0.00%	0.40%	9.85	11.60	10,233,942	114,809,994	-0.37%	0.03%	0.03%
	2013		0.00%	0.70%	9.88	12.57	10,017,752	113,822,458	-0.67%	0.02%	0.02%
	2012		0.00%	0.70%	9.91	12.62	9,338,056	105,865,213	-0.67%	0.03%	0.03%
	2011		0.00%	0.70%	9.95	12.67	8,803,133	100,494,784	-0.67%	0.03%	0.03%
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	2015		0.00%	0.00%	9.31	9.31	748	6,968	-6.77%	-6.77%	1.95%
	2014	6/5/14	0.00%	0.00%	9.99	9.99	692	6,918	-2.79%	-2.79%	1.63%
LVIP PIMCO Low Duration Bond Fund Standard Class
	2015		0.00%	0.00%	10.19	10.19	10,475	106,708	1.57%	1.57%	0.58%
	2014	6/11/14	0.00%	0.00%	10.03	10.03	114,624	1,149,696	0.21%	0.21%	1.09%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Bond Index Fund Standard Class
	2015		0.00%	0.40%	$12.80	$13.20	1,444,957	$19,037,576	-0.15%	0.25%	2.19%
	2014		0.00%	0.40%	12.82	13.16	1,711,113	22,378,223	5.33%	5.75%	1.91%
	2013		0.00%	0.40%	12.17	12.45	1,460,280	18,064,217	-2.96%	-2.57%	1.94%
	2012		0.00%	0.40%	12.54	12.77	1,299,704	16,528,498	3.44%	3.85%	2.45%
	2011		0.00%	0.40%	12.12	12.30	1,214,218	14,887,570	6.97%	7.40%	3.34%
LVIP SSgA Conservative Index Allocation Fund Standard Class
	2015		0.00%	0.00%	13.20	13.20	62,235	821,563	-0.94%	-0.94%	2.08%
	2014		0.00%	0.00%	13.33	13.33	55,358	737,743	4.73%	4.73%	2.16%
	2013		0.00%	0.00%	12.72	12.72	28,195	358,784	6.80%	6.80%	1.68%
	2012		0.00%	0.00%	11.91	11.91	1,569	18,691	9.10%	9.10%	3.17%
	2011	12/22/11	0.00%	0.00%	10.92	10.92	975	10,644	0.34%	0.34%	0.00%
LVIP SSgA Conservative Structured Allocation Fund Standard Class
	2015		0.00%	0.40%	12.80	13.08	26,718	345,318	-2.25%	-1.86%	5.10%
	2014		0.00%	0.40%	13.10	13.33	8,456	111,382	5.12%	5.54%	2.46%
	2013		0.00%	0.40%	12.46	12.63	8,067	100,893	6.64%	7.07%	2.36%
	2012		0.00%	0.40%	11.80	11.80	6,655	77,840	8.35%	8.35%	7.87%
	2011		0.00%	0.00%	10.89	10.89	194	2,108	2.80%	2.80%	0.60%
LVIP SSgA Developed International 150 Fund Standard Class
	2015		0.00%	0.10%	10.15	10.15	91,568	927,039	-4.30%	-4.30%	4.07%
	2014		0.00%	0.20%	10.45	10.60	31,656	334,905	0.68%	0.91%	3.86%
	2013		0.00%	0.20%	10.38	10.51	19,335	203,120	20.00%	20.31%	3.04%
	2012		0.00%	0.20%	8.65	8.73	20,275	176,722	13.41%	13.64%	3.35%
	2011		0.00%	0.20%	7.63	7.68	13,063	100,202	-12.31%	-12.13%	2.65%
LVIP SSgA Emerging Markets 100 Fund Standard Class
	2015		0.00%	0.20%	8.20	11.27	128,739	1,426,433	-17.21%	-17.04%	4.24%
	2014		0.00%	0.20%	10.81	13.58	138,464	1,852,267	-3.56%	-3.37%	2.46%
	2013		0.00%	0.40%	11.21	14.06	215,312	2,998,002	-3.22%	-2.83%	2.62%
	2012		0.00%	0.40%	14.21	14.46	156,927	2,241,617	12.20%	12.65%	3.62%
	2011		0.00%	0.40%	12.66	12.84	83,440	1,070,479	-15.28%	-14.94%	2.31%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
	2015		0.00%	0.40%	10.14	14.20	138,199	1,812,317	-6.89%	-6.52%	2.81%
	2014		0.00%	0.40%	14.39	15.54	149,090	2,149,716	3.56%	3.97%	2.30%
	2013		0.00%	0.40%	13.84	14.98	153,081	2,142,291	9.37%	9.81%	2.04%
	2012		0.00%	0.40%	12.60	13.67	171,767	2,199,508	10.71%	11.15%	3.63%
	2011		0.00%	0.40%	11.34	12.32	152,697	1,770,040	-0.18%	0.22%	1.43%
LVIP SSgA International Index Fund Standard Class
	2015		0.00%	0.40%	9.21	10.27	1,227,760	11,650,985	-1.61%	-1.22%	2.62%
	2014		0.00%	0.40%	9.36	9.61	1,295,217	12,435,526	-6.20%	-5.84%	3.00%
	2013		0.00%	0.40%	9.98	10.21	987,287	10,073,311	20.50%	20.98%	1.64%
	2012		0.00%	0.40%	8.28	8.44	985,787	8,314,781	17.66%	18.13%	3.54%
	2011		0.00%	0.40%	7.04	7.14	183,466	1,308,921	-12.73%	-12.38%	1.38%
LVIP SSgA Large Cap 100 Fund Standard Class
	2015		0.00%	0.00%	18.00	18.00	73,060	1,314,758	-4.67%	-4.67%	2.89%
	2014		0.00%	0.20%	18.63	18.88	49,128	925,712	16.49%	16.72%	1.49%
	2013		0.00%	0.20%	15.99	16.17	20,258	327,272	35.58%	35.85%	2.44%
	2012		0.00%	0.20%	11.79	11.90	16,107	191,698	12.00%	12.22%	1.78%
	2011		0.00%	0.20%	10.53	10.61	12,470	132,255	2.11%	2.32%	1.91%
LVIP SSgA Mid-Cap Index Fund Standard Class
	2015	1/28/15	0.00%	0.40%	9.83	9.88	2,244,023	22,148,295	-8.32%	-1.97%	1.60%
LVIP SSgA Moderate Index Allocation Fund Standard Class
	2015		0.00%	0.00%	14.15	14.15	30,763	435,399	-1.48%	-1.48%	1.32%
	2014		0.00%	0.00%	14.37	14.37	54,817	787,468	4.41%	4.41%	1.96%
	2013		0.00%	0.00%	13.76	13.76	50,869	699,859	12.47%	12.47%	1.72%
	2012		0.00%	0.00%	12.23	12.23	6,058	74,103	11.70%	11.70%	3.61%
	2011	9/8/11	0.00%	0.00%	10.95	10.95	805	8,820	1.89%	1.89%	0.44%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Moderate Structured Allocation Fund Standard Class
	2015		0.00%	0.00%	$13.98	$13.98	16,128	$225,402	-2.69%	-2.69%	3.16%
	2014		0.00%	0.00%	14.36	14.36	10,770	154,680	5.56%	5.56%	4.91%
	2013		0.00%	0.00%	13.61	13.61	3,568	48,541	12.81%	12.81%	2.94%
	2012		0.00%	0.00%	12.06	12.06	2,133	25,723	10.54%	10.54%	4.46%
	2011		0.00%	0.00%	10.91	10.91	1,400	15,281	0.29%	0.29%	0.60%
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class
	2015		0.00%	0.00%	14.39	14.39	38,813	558,330	-2.04%	-2.04%	2.96%
	2014		0.00%	0.00%	14.68	14.68	25,338	372,059	4.01%	4.01%	2.96%
	2013		0.00%	0.00%	14.12	14.12	15,268	215,560	14.81%	14.81%	2.67%
	2012		0.00%	0.00%	12.30	12.30	3,871	47,604	12.86%	12.86%	3.02%
	2011		0.00%	0.00%	10.90	10.90	2,120	23,101	-2.55%	-2.55%	0.13%
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class
	2015		0.00%	0.40%	14.40	14.40	59,124	848,787	-3.48%	-3.48%	25.02%
	2014		0.00%	0.00%	14.92	14.92	7,736	115,443	5.28%	5.28%	2.28%
	2013		0.00%	0.00%	14.17	14.17	12,118	171,760	15.15%	15.15%	5.35%
	2012		0.00%	0.00%	12.31	12.31	1,395	17,175	11.39%	11.39%	5.80%
	2011		0.00%	0.00%	11.05	11.05	203	2,242	-1.75%	-1.75%	0.26%
LVIP SSgA S&P 500 Index Fund Standard Class
	2015		0.00%	0.40%	13.21	19.16	11,728,149	221,779,183	0.77%	1.17%	2.11%
	2014		0.00%	0.40%	18.66	18.97	7,154,552	133,486,366	12.97%	13.43%	2.08%
	2013		0.00%	0.40%	16.52	16.76	6,122,015	101,304,809	31.47%	32.00%	1.68%
	2012		0.00%	0.40%	12.53	12.57	5,321,846	66,789,548	15.19%	15.65%	1.20%
	2011		0.00%	0.40%	10.83	11.06	3,032,942	32,947,959	1.44%	1.85%	0.91%
LVIP SSgA Small-Cap Index Fund Standard Class
	2015		0.00%	0.40%	12.08	16.72	2,080,026	30,434,359	-5.10%	-4.71%	1.28%
	2014		0.00%	0.40%	15.05	17.58	1,443,230	22,246,457	4.26%	4.67%	0.82%
	2013		0.00%	0.40%	14.43	16.83	1,509,601	22,240,468	37.36%	37.91%	0.89%
	2012		0.00%	0.40%	10.51	10.74	1,126,974	12,029,372	15.43%	15.89%	0.64%
	2011		0.00%	0.40%	9.10	9.27	1,258,947	11,595,391	-4.94%	-4.56%	0.36%
LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	2015		0.00%	0.20%	11.57	19.03	214,221	3,571,431	-7.02%	-6.84%	2.31%
	2014		0.00%	0.40%	19.89	20.43	212,275	4,267,434	3.88%	4.30%	3.95%
	2013		0.00%	0.40%	19.15	19.59	150,454	2,941,312	33.95%	34.49%	2.74%
	2012		0.00%	0.40%	14.30	14.56	135,598	1,971,198	13.37%	13.83%	2.79%
	2011		0.00%	0.40%	12.61	12.80	124,611	1,591,006	-2.60%	-2.21%	1.41%
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2015		0.00%	0.40%	11.93	20.27	2,017,142	37,401,286	10.29%	10.73%	0.00%
	2014		0.00%	0.40%	16.63	18.34	1,698,409	28,865,571	8.28%	8.71%	0.00%
	2013		0.00%	0.40%	15.35	16.91	1,283,692	20,212,246	38.49%	39.05%	0.00%
	2012		0.00%	0.40%	11.09	11.34	282,745	3,201,652	17.84%	18.31%	0.00%
	2011		0.00%	0.40%	9.41	9.59	239,792	2,296,820	-2.05%	-1.65%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2015		0.00%	0.40%	13.44	30.29	841,911	20,436,607	1.69%	2.10%	0.13%
	2014		0.00%	0.40%	19.90	29.78	844,427	19,787,595	11.14%	11.59%	0.26%
	2013		0.00%	0.40%	17.87	26.80	643,485	13,850,939	34.26%	34.80%	0.00%
	2012		0.00%	0.40%	13.28	19.95	595,772	9,575,255	15.82%	16.30%	0.00%
	2011		0.00%	0.40%	11.44	17.23	302,900	4,326,850	-4.25%	-3.87%	0.00%
LVIP Templeton Growth Managed Volatility Fund Standard Class
	2015		0.00%	0.00%	10.69	10.69	242,452	2,590,964	-8.02%	-8.02%	1.40%
	2014		0.00%	0.20%	11.44	11.62	241,583	2,806,075	-2.18%	-1.99%	1.00%
	2013		0.00%	0.40%	11.54	11.85	338,982	3,975,495	19.45%	19.93%	1.47%
	2012		0.00%	0.40%	9.67	9.88	250,474	2,449,551	20.73%	21.21%	1.92%
	2011		0.00%	0.40%	8.01	8.15	168,454	1,353,311	-3.48%	-3.09%	2.10%
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
	2015		0.00%	0.20%	15.62	21.18	119,271	1,959,959	1.14%	1.34%	0.00%
	2014		0.00%	0.40%	15.44	20.92	137,687	2,390,596	4.93%	5.35%	0.00%
	2013		0.00%	0.40%	12.03	19.93	156,018	2,492,633	25.00%	25.50%	0.00%
	2012		0.00%	0.40%	9.62	15.95	150,884	1,914,697	15.92%	16.39%	0.00%
	2011		0.00%	0.70%	8.30	13.76	625,215	6,785,216	-6.34%	-5.69%	0.23%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2015		0.00%	0.00%	$15.49	$15.49	474,028	$7,344,521	-0.31%	-0.31%	1.80%
	2014		0.00%	0.00%	15.54	15.54	376,967	5,858,755	12.21%	12.21%	2.08%
	2013		0.00%	0.00%	13.85	13.85	352,730	4,885,484	30.52%	30.52%	1.87%
	2012		0.00%	0.00%	10.61	10.61	45,797	485,975	15.17%	15.17%	23.86%
	2011	10/11/11	0.00%	0.00%	9.21	9.21	306	2,819	6.53%	6.53%	0.62%
LVIP Vanguard International Equity ETF Fund Standard Class
	2015		0.00%	0.00%	10.14	10.14	427,212	4,331,576	-2.95%	-2.95%	2.36%
	2014		0.00%	0.00%	10.45	10.45	405,194	4,233,316	-4.64%	-4.64%	2.28%
	2013		0.00%	0.00%	10.96	10.96	325,093	3,561,739	14.75%	14.75%	3.01%
	2012	2/14/12	0.00%	0.00%	9.55	9.55	31,815	303,768	8.39%	8.39%	9.81%
LVIP Wellington Capital Growth Fund Standard Class
	2015		0.00%	0.00%	18.22	18.22	11,688	212,907	9.42%	9.42%	0.00%
	2014		0.00%	0.20%	16.39	16.65	18,669	308,881	11.15%	11.37%	0.19%
	2013		0.00%	0.20%	14.75	14.95	17,875	265,804	35.73%	36.00%	0.00%
	2012		0.00%	0.20%	10.87	10.99	13,490	148,152	18.82%	19.06%	0.00%
	2011		0.00%	0.20%	9.23	9.23	12,088	111,523	-9.01%	-9.01%	0.00%
LVIP Wellington Mid-Cap Value Fund Standard Class
	2015		0.00%	0.20%	14.72	14.72	123,990	1,824,069	-1.52%	-1.52%	0.64%
	2014		0.00%	0.40%	14.50	14.95	137,828	2,057,796	7.86%	8.29%	0.35%
	2013		0.00%	0.40%	13.45	13.80	123,666	1,706,397	33.65%	34.15%	0.25%
	2012		0.00%	0.40%	10.06	10.29	149,188	1,534,592	23.62%	24.12%	0.38%
	2011		0.00%	0.40%	8.29	8.29	163,994	1,359,114	-9.32%	-9.32%	0.00%
M Capital Appreciation Fund
	2015		0.00%	0.40%	23.32	30.77	94,398	1,706,772	-6.95%	-6.58%	0.00%
	2014		0.00%	0.40%	24.97	33.07	62,153	1,889,857	11.97%	12.42%	0.00%
	2013		0.00%	0.40%	22.21	29.53	61,214	1,684,597	38.65%	39.20%	0.00%
	2012		0.00%	0.40%	15.95	21.30	61,966	1,247,511	16.96%	17.43%	0.30%
	2011		0.00%	0.40%	13.58	18.21	70,125	1,143,902	-7.59%	-7.22%	0.00%
M International Equity Fund
	2015		0.00%	0.40%	12.41	17.69	219,720	2,674,816	-4.33%	-3.94%	2.07%
	2014		0.00%	0.40%	12.92	18.49	120,089	2,101,733	-7.43%	-7.06%	2.46%
	2013		0.00%	0.40%	13.90	19.98	109,239	2,056,037	15.86%	16.32%	2.56%
	2012		0.00%	0.40%	11.95	17.24	94,483	1,550,576	20.20%	20.68%	2.22%
	2011		0.00%	0.40%	9.90	14.34	80,775	1,089,341	-13.91%	-13.56%	3.34%
M Large Cap Growth Fund
	2015		0.00%	0.40%	23.09	28.41	21,165	410,980	7.27%	7.70%	0.03%
	2014		0.00%	0.40%	21.43	26.49	37,649	923,370	9.77%	10.21%	0.04%
	2013		0.00%	0.40%	19.45	24.13	40,654	903,718	35.61%	36.15%	0.56%
	2012		0.00%	0.40%	14.28	14.28	43,337	709,875	19.31%	19.31%	0.06%
	2011		0.00%	0.00%	11.97	11.97	21,557	258,089	-0.80%	-0.80%	0.00%
M Large Cap Value Fund
	2015		0.00%	0.40%	18.28	24.73	86,110	1,403,599	-1.05%	-0.66%	1.32%
	2014		0.00%	0.40%	18.40	24.99	59,061	1,449,652	9.24%	9.68%	1.15%
	2013		0.00%	0.40%	16.78	22.88	60,987	1,372,244	33.68%	34.22%	2.72%
	2012		0.00%	0.40%	12.50	12.50	64,068	1,077,867	17.29%	17.29%	1.23%
	2011		0.00%	0.00%	10.66	10.66	13,775	146,821	-4.11%	-4.11%	0.39%
MFS VIT Core Equity Series Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
	2014		0.10%	0.35%	18.81	24.79	138,776	2,217,135	10.86%	11.13%	0.79%
	2013		0.10%	0.40%	16.05	22.30	92,336	1,890,677	34.06%	34.47%	1.07%
	2012		0.10%	0.40%	11.97	16.59	71,261	1,125,305	15.76%	16.11%	0.91%
	2011		0.10%	0.40%	10.34	14.28	162,390	2,083,536	-1.41%	-1.12%	0.95%
MFS VIT Growth Series Initial Class
	2015		0.00%	0.40%	14.26	31.23	2,739,540	49,984,648	7.34%	7.56%	0.16%
	2014		0.00%	0.20%	17.52	29.06	2,538,768	44,564,408	8.73%	8.94%	0.10%
	2013		0.00%	0.40%	16.08	26.70	2,660,380	44,921,812	36.31%	36.85%	0.23%
	2012		0.00%	0.40%	11.75	19.53	2,151,638	26,267,178	16.92%	17.39%	0.00%
	2011		0.00%	0.40%	10.01	16.69	955,794	10,059,550	-0.72%	-0.32%	0.22%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT New Discovery Series Initial Class
	2015		0.00%	0.00%	$9.74	$9.74	2,039	$19,870	-1.89%	-1.89%	0.00%
	2014	9/4/14	0.00%	0.00%	9.93	9.93	1,814	18,014	-1.69%	-1.69%	0.00%
MFS VIT Research Series Initial Class
	2015		0.20%	0.35%	18.48	18.64	14,110	262,986	0.45%	0.60%	0.70%
	2014		0.20%	0.35%	18.40	18.53	17,570	325,541	9.82%	9.98%	0.91%
	2013		0.20%	0.35%	16.76	16.85	9,747	164,173	31.82%	32.02%	0.34%
	2012		0.20%	0.35%	12.71	12.76	8,594	109,656	16.87%	17.04%	0.85%
	2011		0.20%	0.40%	10.88	11.64	6,896	75,334	-0.86%	-0.65%	0.88%
MFS VIT Total Return Series Initial Class
	2015		0.00%	0.40%	11.70	20.61	2,291,495	38,437,104	-0.77%	-0.37%	2.60%
	2014		0.00%	0.40%	15.24	20.71	2,131,099	37,558,070	8.07%	8.50%	1.96%
	2013		0.00%	0.40%	14.10	22.07	1,642,968	26,903,930	18.57%	19.05%	1.81%
	2012		0.00%	0.40%	11.89	18.62	882,426	12,400,921	10.81%	11.26%	2.84%
	2011		0.00%	0.70%	10.75	16.80	582,641	7,709,433	1.06%	1.77%	2.66%
MFS VIT Utilities Series Initial Class
	2015		0.00%	0.40%	10.15	37.14	944,106	14,610,216	-14.86%	-14.52%	4.34%
	2014		0.00%	0.40%	18.61	43.49	887,820	16,899,557	12.28%	12.73%	2.15%
	2013		0.00%	0.40%	16.54	38.61	596,103	16,889,355	20.04%	20.52%	2.39%
	2012		0.00%	0.40%	13.75	32.07	498,208	12,265,299	13.03%	13.48%	6.80%
	2011		0.00%	0.70%	12.14	28.29	458,426	9,986,245	6.04%	6.78%	3.37%
MFS VIT II Core Equity Portfolio Initial Class
	2015	3/27/15	0.10%	0.35%	13.02	24.71	133,263	2,116,751	-2.80%	-2.62%	0.54%
NB AMT Large Cap Value Portfolio I Class
	2015		0.20%	0.20%	13.86	13.86	25,179	348,887	-11.98%	-11.98%	0.75%
	2014		0.20%	0.20%	15.74	15.74	27,970	440,322	9.63%	9.63%	0.72%
	2013		0.20%	0.20%	14.36	14.36	30,152	432,962	30.87%	30.87%	1.08%
	2012		0.20%	0.20%	10.97	10.97	39,345	431,688	16.37%	16.37%	0.61%
	2011		0.20%	0.20%	9.43	9.43	27,735	261,505	-11.53%	-11.53%	0.00%
NB AMT Mid Cap Growth Portfolio I Class
	2015		0.00%	0.40%	12.97	30.87	203,411	3,609,435	0.87%	1.28%	0.00%
	2014		0.00%	0.70%	19.04	30.51	345,223	7,102,760	6.83%	7.58%	0.00%
	2013		0.00%	0.70%	17.76	28.39	349,391	8,383,670	31.69%	32.61%	0.00%
	2012		0.00%	0.70%	13.44	21.43	428,745	7,712,637	11.63%	12.41%	0.00%
	2011		0.00%	0.70%	12.00	19.10	594,256	9,055,801	-0.23%	0.47%	0.00%
NB AMT Mid Cap Intrinsic Value Portfolio I Class
	2015		0.00%	0.35%	9.62	27.27	133,023	1,889,750	-8.66%	-8.34%	0.55%
	2014		0.00%	0.70%	19.66	30.35	150,112	3,707,484	13.06%	13.84%	1.08%
	2013		0.00%	0.70%	17.27	26.77	176,257	4,153,799	36.10%	37.05%	1.26%
	2012		0.00%	0.70%	12.60	19.61	234,012	4,135,495	14.72%	15.53%	0.61%
	2011		0.00%	0.70%	10.91	17.04	254,417	3,854,118	-7.15%	-6.50%	0.62%
Oppenheimer Main Street Fund/VA Non-Service Shares
	2015		0.20%	0.20%	19.15	19.15	30,969	593,220	3.12%	3.12%	0.94%
	2014		0.20%	0.20%	18.58	18.58	32,821	609,659	10.48%	10.48%	0.87%
	2013		0.20%	0.20%	16.81	16.81	28,088	472,247	31.51%	31.51%	1.08%
	2012		0.20%	0.20%	12.78	12.78	29,116	372,236	16.64%	16.64%	0.50%
	2011		0.20%	0.20%	10.96	10.96	16,019	175,588	-0.22%	-0.22%	0.74%
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares
	2015	11/13/15	0.00%	0.00%	9.41	9.41	604	5,685	0.05%	0.05%	0.00%
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class
	2015		0.00%	0.20%	5.35	7.92	894,918	7,087,700	-25.79%	-25.70%	4.49%
	2014		0.00%	0.40%	7.23	10.66	859,827	9,164,013	-18.75%	-18.42%	0.36%
	2013		0.00%	0.40%	8.88	13.07	761,036	9,943,204	-15.04%	-14.70%	1.70%
	2012		0.00%	0.40%	15.10	15.32	418,189	6,405,462	4.97%	5.39%	2.73%
	2011		0.00%	0.40%	14.38	14.54	326,126	4,738,335	-7.93%	-7.56%	15.23%
PIMCO VIT Total Return Portfolio Administrative Class
	2015		0.00%	0.20%	10.13	10.13	73,485	744,449	0.45%	0.45%	4.51%
	2014		0.00%	0.40%	10.09	10.09	112,744	1,136,844	4.28%	4.28%	1.78%
	2013	5/15/13	0.00%	0.00%	9.67	9.67	394,318	3,814,088	-2.82%	-2.82%	1.90%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
T. Rowe Price Equity Income Portfolio
	2015		0.00%	0.20%	$16.14	$16.14	456,395	$7,340,871	-6.85%	-6.85%	1.77%
	2014		0.00%	0.40%	17.32	17.32	907,247	15,714,628	7.38%	7.38%	1.79%
	2013		0.00%	0.00%	16.13	16.13	836,569	13,497,805	29.72%	29.72%	1.73%
	2012		0.00%	0.00%	12.44	12.44	311,937	3,879,831	17.15%	17.15%	2.33%
	2011	11/7/11	0.00%	0.00%	10.62	10.62	87,901	933,261	0.70%	0.70%	0.56%
Templeton Foreign VIP Fund Class 2
	2015		0.20%	0.20%	11.57	11.57	48,587	562,192	-6.68%	-6.68%	3.25%
	2014		0.20%	0.20%	12.40	12.40	44,276	548,970	-11.31%	-11.31%	1.85%
	2013		0.20%	0.20%	13.98	13.98	38,895	543,741	22.72%	22.72%	2.41%
	2012		0.20%	0.20%	11.39	11.39	36,611	417,042	18.00%	18.00%	1.99%
	2011		0.20%	0.40%	9.65	13.78	18,182	177,153	-10.99%	-10.81%	2.64%
Templeton Global Bond VIP Fund Class 1
	2015		0.00%	0.40%	9.51	20.88	607,581	9,798,711	-4.48%	-4.10%	7.86%
	2014		0.00%	0.40%	12.78	21.77	581,928	10,756,960	1.71%	2.12%	4.82%
	2013		0.00%	0.40%	12.54	21.32	515,839	9,347,297	1.48%	1.89%	4.96%
	2012		0.00%	0.40%	20.28	20.92	468,299	8,652,297	14.85%	15.31%	6.27%
	2011		0.00%	0.40%	17.66	18.14	397,512	7,142,999	-1.01%	-0.61%	5.46%
Templeton Growth VIP Fund Class 1
	2015		0.00%	0.40%	8.63	19.63	106,462	1,195,031	-6.61%	-6.24%	2.93%
	2014		0.00%	0.70%	15.14	21.02	141,756	1,902,541	-3.21%	-2.53%	1.58%
	2013		0.00%	0.70%	15.54	21.66	101,201	1,937,485	30.13%	31.05%	2.75%
	2012		0.00%	0.70%	11.86	16.59	136,756	1,911,987	20.55%	21.40%	2.29%
	2011		0.00%	0.70%	9.77	13.72	143,495	1,648,441	-7.45%	-6.80%	1.57%
Templeton Growth VIP Fund Class 2
	2015		0.20%	0.20%	14.04	14.04	1,831	25,705	-6.67%	-6.67%	2.62%
	2014		0.20%	0.20%	15.04	15.04	1,658	24,949	-3.01%	-3.01%	1.72%
	2013		0.20%	0.20%	15.51	15.51	2,626	40,736	30.56%	30.56%	2.69%
	2012		0.20%	0.20%	11.88	11.88	2,702	32,097	20.83%	20.83%	0.89%
	2011		0.20%	0.20%	9.83	9.83	697	6,850	-7.16%	-7.16%	2.27%
Wells Fargo VT Discovery Fund Class 2
	2015		0.00%	0.00%	10.46	10.46	5,677	59,381	-1.46%	-1.46%	0.00%
	2014	2/20/14	0.00%	0.00%	10.61	10.61	4,193	44,511	-1.55%	-1.55%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2015:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class A	$109,538	$639,642
AB VPS Growth and Income Portfolio Class A	264,287	1,251,404
AB VPS International Value Portfolio Class A	331,035	771,994
AB VPS Large Cap Growth Portfolio Class A	1,567,051	2,220,566
AB VPS Small/Mid Cap Value Portfolio Class A	8,067,303	3,741,400
American Century VP Income & Growth Fund Class I	967,427	1,132,007
American Century VP Inflation Protection Fund Class II	2,143,614	2,627,740
American Century VP International Fund Class I	108,451	1,665,962
American Funds Bond Fund Class 2	64,763	49,520
American Funds Global Growth Fund Class 2	6,392,450	4,837,231
American Funds Global Small Capitalization Fund Class 2	3,759,669	3,471,693
American Funds Growth Fund Class 2	13,812,961	10,199,766
American Funds Growth-Income Fund Class 2	4,023,498	1,760,181
American Funds High-Income Bond Fund Class 2	1,217,989	1,823,436
American Funds International Fund Class 2	19,562,801	11,634,114
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	1,363,950	6,657,676
BlackRock Equity Dividend V.I. Fund Class I	309,554	61,719
BlackRock Global Allocation V.I. Fund Class I	9,419,238	5,752,083
ClearBridge Variable Mid Cap Core Portfolio Class I	623,954	126,193
ClearBridge Variable Small Cap Growth Portfolio Class I	1,538,533	371,979
Delaware VIP Diversified Income Series Standard Class	11,845,848	10,291,553
Delaware VIP Emerging Markets Series Standard Class	10,026,774	6,553,502
Delaware VIP High Yield Series Standard Class	5,598,810	10,852,504
Delaware VIP Limited-Term Diversified Income Series Standard Class	4,215,186	5,479,490
Delaware VIP REIT Series Standard Class	9,453,191	9,519,098
Delaware VIP Small Cap Value Series Standard Class	14,565,834	8,730,508
Delaware VIP Smid Cap Growth Series Standard Class	6,654,570	4,422,182
Delaware VIP U.S. Growth Series Standard Class	7,439,657	2,997,344
Delaware VIP Value Series Standard Class	16,224,430	8,824,186
Deutsche Alternative Asset Allocation VIP Portfolio A	325,063	324,041
Deutsche Equity 500 Index VIP Portfolio A	19,073,343	34,899,947
Deutsche Small Cap Index VIP Portfolio A	17,432,000	24,376,367
Fidelity VIP Asset Manager Portfolio Service Class	356,730	1,323,102
Fidelity VIP Contrafund Portfolio Service Class	11,865,468	15,175,182
Fidelity VIP Equity-Income Portfolio Service Class	707,069	4,767,351
Fidelity VIP Freedom 2020 Portfolio Service Class	6,264,590	1,934,033
Fidelity VIP Freedom 2030 Portfolio Service Class	5,074,314	1,735,610
Fidelity VIP Freedom 2040 Portfolio Service Class	2,826,925	400,677
Fidelity VIP Freedom 2050 Portfolio Service Class	573,178	402,255
Fidelity VIP Freedom Income Portfolio Service Class	2,355,410	880,318
Fidelity VIP Growth Portfolio Service Class	1,133,481	5,265,514
Fidelity VIP Investment Grade Bond Portfolio Service Class	5,417,642	1,504,891
Fidelity VIP Mid Cap Portfolio Service Class	24,516,748	16,227,003
Fidelity VIP Overseas Portfolio Service Class	2,243,456	3,079,575
Franklin Income VIP Fund Class 1	2,052,245	2,034,436
Franklin Mutual Shares VIP Fund Class 1	1,354,944	2,354,290
Franklin Rising Dividends VIP Fund Class 1	681,174	254,321
Franklin Small Cap Value VIP Fund Class 2	785,639	135,518
Franklin Small-Mid Cap Growth VIP Fund Class 1	1,466,560	2,967,267
Franklin Small-Mid Cap Growth VIP Fund Class 2	120,449	61,533
Franklin U.S. Government Securities VIP Fund Class 1	1,953,996	999,350
Goldman Sachs VIT Global Trends Allocation Fund Service Class	34,505,416	1,268,985
Goldman Sachs VIT Mid Cap Value Fund Service Class	2,208,023	395,208
Invesco V.I. Growth and Income Fund Series I	651,503	101,822
Janus Aspen Balanced Portfolio Institutional Shares	231,680	231,022
Janus Aspen Balanced Portfolio Service Shares	844,500	528,807
Janus Aspen Enterprise Portfolio Institutional Shares	804,749	439,097

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Janus Aspen Enterprise Portfolio Service Shares	$771,895	$3,433,259
Janus Aspen Flexible Bond Portfolio Institutional Shares	108,777	66,893,611
Janus Aspen Flexible Bond Portfolio Service Shares	957,448	12,695,034
Janus Aspen Global Research Portfolio Institutional Shares	3,179	127,145
Janus Aspen Global Research Portfolio Service Shares	3,609	21,550
Janus Aspen Global Technology Portfolio Service Shares	31,520	13,425
JPMIT Core Bond Portfolio Class 1	565,309	228,166
LVIP AQR Enhanced Global Strategies Fund Standard Class	18,703	11,846
LVIP Baron Growth Opportunities Fund Standard Class	163,252	85,002
LVIP Baron Growth Opportunities Fund Service Class	10,237,652	7,141,585
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	145,718	88,026
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	272,626	501,576
LVIP BlackRock Inflation Protected Bond Fund Standard Class	5,463,497	4,700,718
LVIP BlackRock Multi-Asset Income Fund Standard Class	15,042	10,847
LVIP Clarion Global Real Estate Fund Standard Class	2,485,097	4,838,348
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	20,175	161
LVIP Delaware Bond Fund Standard Class	33,152,137	30,480,697
LVIP Delaware Diversified Floating Rate Fund Standard Class	365,729	803,799
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	172,995	208,329
LVIP Delaware Social Awareness Fund Standard Class	1,865,080	2,462,935
LVIP Delaware Special Opportunities Fund Standard Class	6,321,163	15,251,205
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	198,324	592,233
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	6,322,649	3,104,302
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	426,019	5,514,118
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	390,494	1,207,566
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	7,269	16,652
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	2,109,665	3,589,046
LVIP Global Growth Allocation Managed Risk Fund Standard Class	749,596	1,949,146
LVIP Global Income Fund Standard Class	1,126,770	793,828
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,097,183	3,167,427
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	202,919	408,229
LVIP JPMorgan High Yield Fund Standard Class	8,263,040	4,364,013
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	83,213	409,869
LVIP Managed Risk Profile 2010 Fund Standard Class	2,838,019	2,410,669
LVIP Managed Risk Profile 2020 Fund Standard Class	12,247,559	5,785,047
LVIP Managed Risk Profile 2030 Fund Standard Class	10,121,503	6,981,244
LVIP Managed Risk Profile 2040 Fund Standard Class	3,112,551	1,821,330
LVIP Managed Risk Profile 2050 Fund Standard Class	1,272,052	493,521
LVIP MFS International Growth Fund Standard Class	3,749,690	3,382,991
LVIP MFS Value Fund Standard Class	16,132,962	6,571,508
LVIP Mondrian International Value Fund Standard Class	5,566,154	2,832,211
LVIP Money Market Fund Standard Class	101,263,414	100,846,951
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	3,567	2,975
LVIP PIMCO Low Duration Bond Fund Standard Class	1,622,703	2,675,284
LVIP SSgA Bond Index Fund Standard Class	7,429,541	10,185,647
LVIP SSgA Conservative Index Allocation Fund Standard Class	157,038	43,700
LVIP SSgA Conservative Structured Allocation Fund Standard Class	619,414	362,859
LVIP SSgA Developed International 150 Fund Standard Class	1,397,739	636,277
LVIP SSgA Emerging Markets 100 Fund Standard Class	659,254	666,016
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	337,089	588,271
LVIP SSgA International Index Fund Standard Class	7,103,027	7,695,370
LVIP SSgA Large Cap 100 Fund Standard Class	870,460	220,380
LVIP SSgA Mid-Cap Index Fund Standard Class	25,313,423	1,427,781
LVIP SSgA Moderate Index Allocation Fund Standard Class	232,507	479,419
LVIP SSgA Moderate Structured Allocation Fund Standard Class	113,399	26,097
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	285,834	81,172
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	855,815	94,088
LVIP SSgA S&P 500 Index Fund Standard Class	150,661,665	58,978,469
LVIP SSgA Small-Cap Index Fund Standard Class	17,738,054	7,574,519
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	1,215,807	1,048,792
LVIP T. Rowe Price Growth Stock Fund Standard Class	11,254,159	4,616,495
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	5,917,348	4,477,470

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Templeton Growth Managed Volatility Fund Standard Class	$859,521	$803,253
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	49,431	47,205
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	197,908	656,273
LVIP Vanguard Domestic Equity ETF Fund Standard Class	2,649,003	1,006,044
LVIP Vanguard International Equity ETF Fund Standard Class	1,260,253	901,423
LVIP Wellington Capital Growth Fund Standard Class	132,982	226,959
LVIP Wellington Mid-Cap Value Fund Standard Class	482,500	697,642
M Capital Appreciation Fund	637,205	514,895
M International Equity Fund	857,756	149,396
M Large Cap Growth Fund	129,467	612,565
M Large Cap Value Fund	183,002	72,696
MFS VIT Core Equity Series Initial Class	183,666	2,319,623
MFS VIT Growth Series Initial Class	9,612,539	5,978,064
MFS VIT New Discovery Series Initial Class	3,857	853
MFS VIT Research Series Initial Class	31,562	72,591
MFS VIT Total Return Series Initial Class	7,652,400	4,348,948
MFS VIT Utilities Series Initial Class	4,756,869	2,617,555
MFS VIT II Core Equity Portfolio Initial Class	2,510,998	160,010
NB AMT Large Cap Value Portfolio I Class	50,348	54,957
NB AMT Mid Cap Growth Portfolio I Class	745,985	4,338,013
NB AMT Mid Cap Intrinsic Value Portfolio I Class	817,369	2,421,533
Oppenheimer Main Street Fund/VA Non-Service Shares	150,528	87,556
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	5,695	13
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	2,532,544	1,726,316
PIMCO VIT Total Return Portfolio Administrative Class	327,409	677,938
T. Rowe Price Equity Income Portfolio	2,337,696	8,896,929
Templeton Foreign VIP Fund Class 2	104,423	11,386
Templeton Global Bond VIP Fund Class 1	4,915,084	4,488,807
Templeton Growth VIP Fund Class 1	151,428	726,724
Templeton Growth VIP Fund Class 2	3,603	351
Wells Fargo VT Discovery Fund Class 2	35,598	11,189

5. Investments

The following is a summary of investments owned at December 31, 2015:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class A	40,620	$22.43	$911,110	$822,264
AB VPS Growth and Income Portfolio Class A	71,226	30.12	2,145,337	1,622,594
AB VPS International Value Portfolio Class A	100,541	13.52	1,359,310	1,406,569
AB VPS Large Cap Growth Portfolio Class A	3,285	49.50	162,616	100,982
AB VPS Small/Mid Cap Value Portfolio Class A	1,140,310	17.29	19,715,964	22,112,120
American Century VP Income & Growth Fund Class I	451,082	8.57	3,865,774	3,771,044
American Century VP Inflation Protection Fund Class II	1,277,054	9.94	12,693,916	13,917,385
American Century VP International Fund Class I	178,376	10.02	1,787,329	1,638,814
American Funds Bond Fund Class 2	4,145	10.58	43,857	45,410
American Funds Global Growth Fund Class 2	508,842	26.19	13,326,583	13,286,444
American Funds Global Small Capitalization Fund Class 2	463,263	23.90	11,071,973	10,641,693
American Funds Growth Fund Class 2	558,917	67.69	37,833,075	35,740,747
American Funds Growth-Income Fund Class 2	312,810	45.04	14,088,972	13,393,854
American Funds High-Income Bond Fund Class 2	781,751	9.06	7,082,667	8,152,217
American Funds International Fund Class 2	4,180,782	18.02	75,337,689	78,974,482
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	322,590	12.20	3,935,603	3,987,169
BlackRock Equity Dividend V.I. Fund Class I	28,035	10.04	281,468	305,123
BlackRock Global Allocation V.I. Fund Class I	507,685	15.09	7,660,966	8,546,814
ClearBridge Variable Mid Cap Core Portfolio Class I	28,357	18.01	510,712	551,174
ClearBridge Variable Small Cap Growth Portfolio Class I	56,066	20.95	1,174,590	1,241,758
Delaware VIP Diversified Income Series Standard Class	5,262,251	10.29	54,148,563	56,082,773
Delaware VIP Emerging Markets Series Standard Class	2,091,934	16.27	34,035,771	40,303,559

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Delaware VIP High Yield Series Standard Class	3,500,971	$4.89	$17,119,746	$20,131,825
Delaware VIP Limited-Term Diversified Income Series Standard Class	569,622	9.78	5,570,897	5,640,722
Delaware VIP REIT Series Standard Class	1,730,391	15.89	27,495,921	23,398,869
Delaware VIP Small Cap Value Series Standard Class	1,323,508	33.72	44,628,697	46,875,088
Delaware VIP Smid Cap Growth Series Standard Class	609,888	29.79	18,168,554	17,010,570
Delaware VIP U.S. Growth Series Standard Class	897,019	13.31	11,939,317	10,982,925
Delaware VIP Value Series Standard Class	2,246,526	28.64	64,340,502	50,710,319
Deutsche Alternative Asset Allocation VIP Portfolio A	86,313	12.60	1,087,549	1,175,196
Deutsche Equity 500 Index VIP Portfolio A	8,191,539	19.40	158,915,852	138,147,974
Deutsche Small Cap Index VIP Portfolio A	6,814,749	15.18	103,447,884	103,654,931
Fidelity VIP Asset Manager Portfolio Service Class	92,350	15.64	1,444,349	1,558,734
Fidelity VIP Contrafund Portfolio Service Class	1,459,400	33.79	49,313,137	44,398,661
Fidelity VIP Equity-Income Portfolio Service Class	62,615	20.37	1,275,475	1,426,268
Fidelity VIP Freedom 2020 Portfolio Service Class	644,429	12.41	7,997,364	8,292,724
Fidelity VIP Freedom 2030 Portfolio Service Class	529,683	12.66	6,705,783	6,949,059
Fidelity VIP Freedom 2040 Portfolio Service Class	192,695	18.17	3,501,267	3,652,068
Fidelity VIP Freedom 2050 Portfolio Service Class	84,165	16.39	1,379,471	1,427,442
Fidelity VIP Freedom Income Portfolio Service Class	208,837	10.78	2,251,263	2,326,000
Fidelity VIP Growth Portfolio Service Class	121,697	65.57	7,979,684	6,196,232
Fidelity VIP Investment Grade Bond Portfolio Service Class	351,191	12.24	4,298,576	4,445,298
Fidelity VIP Mid Cap Portfolio Service Class	1,198,672	32.41	38,848,948	40,204,415
Fidelity VIP Overseas Portfolio Service Class	268,427	19.00	5,100,105	4,882,028
Franklin Income VIP Fund Class 1	816,060	14.64	11,947,118	12,825,585
Franklin Mutual Shares VIP Fund Class 1	190,208	19.48	3,705,243	3,674,990
Franklin Rising Dividends VIP Fund Class 1	26,182	25.26	661,364	720,324
Franklin Small Cap Value VIP Fund Class 2	35,860	17.68	633,998	690,684
Franklin Small-Mid Cap Growth VIP Fund Class 1	67,902	19.09	1,296,253	1,492,551
Franklin Small-Mid Cap Growth VIP Fund Class 2	22,169	17.69	392,174	458,974
Franklin U.S. Government Securities VIP Fund Class 1	433,060	12.74	5,517,183	5,716,198
Goldman Sachs VIT Global Trends Allocation Fund Service Class	5,689,507	10.88	61,901,839	67,165,585
Goldman Sachs VIT Mid Cap Value Fund Service Class	374,996	14.51	5,441,191	6,295,697
Invesco V.I. Growth and Income Fund Series I	55,388	19.60	1,085,604	1,264,384
Janus Aspen Balanced Portfolio Institutional Shares	91,953	30.08	2,765,953	2,603,971
Janus Aspen Balanced Portfolio Service Shares	132,438	31.61	4,186,352	4,103,343
Janus Aspen Enterprise Portfolio Institutional Shares	91,959	57.33	5,271,996	3,806,036
Janus Aspen Enterprise Portfolio Service Shares	26,170	54.67	1,430,724	1,299,415
Janus Aspen Flexible Bond Portfolio Institutional Shares	196,501	11.67	2,293,167	2,453,139
Janus Aspen Flexible Bond Portfolio Service Shares	212,849	12.66	2,694,667	2,808,337
Janus Aspen Global Research Portfolio Institutional Shares	11,258	40.24	453,033	331,485
Janus Aspen Global Research Portfolio Service Shares	12,170	39.53	481,092	372,161
Janus Aspen Global Technology Portfolio Service Shares	29,440	7.75	228,159	186,677
JPMIT Core Bond Portfolio Class 1	50,171	10.91	547,367	551,950
LVIP AQR Enhanced Global Strategies Fund Standard Class	2,329	10.29	23,962	24,353
LVIP Baron Growth Opportunities Fund Standard Class	8,029	41.92	336,580	342,872
LVIP Baron Growth Opportunities Fund Service Class	1,048,331	41.06	43,046,572	41,788,306
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	6,259	7.80	48,826	58,039
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	150,496	16.63	2,503,350	2,434,194
LVIP BlackRock Inflation Protected Bond Fund Standard Class	991,083	9.94	9,848,388	10,393,323
LVIP BlackRock Multi-Asset Income Fund Standard Class	6,516	9.01	58,679	64,938
LVIP Clarion Global Real Estate Fund Standard Class	549,011	9.31	5,109,101	4,754,514
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	1,999	9.29	18,570	20,005
LVIP Delaware Bond Fund Standard Class	11,992,222	13.59	162,974,302	167,591,723
LVIP Delaware Diversified Floating Rate Fund Standard Class	65,055	9.82	639,099	659,719
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	49,395	14.87	734,699	678,388
LVIP Delaware Social Awareness Fund Standard Class	61,362	40.03	2,456,204	2,426,816
LVIP Delaware Special Opportunities Fund Standard Class	383,798	38.44	14,753,592	14,895,627
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	111,503	8.94	996,836	1,083,688
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	315,382	37.54	11,840,069	12,223,273
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	22,533	12.92	291,106	286,895
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	93,650	10.37	971,428	986,134
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	3,331	9.48	31,580	33,482
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	425,534	13.19	5,611,929	5,618,069

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Global Growth Allocation Managed Risk Fund Standard Class	295,282	$12.71	$3,753,623	$3,641,884
LVIP Global Income Fund Standard Class	502,300	10.86	5,453,969	5,838,152
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	827,399	13.34	11,038,318	10,209,438
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	84,662	11.97	1,013,231	976,998
LVIP JPMorgan High Yield Fund Standard Class	1,515,161	10.03	15,191,000	17,067,051
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	38,044	14.30	543,990	529,524
LVIP Managed Risk Profile 2010 Fund Standard Class	651,513	11.38	7,413,570	7,630,239
LVIP Managed Risk Profile 2020 Fund Standard Class	3,185,993	11.22	35,753,216	36,747,437
LVIP Managed Risk Profile 2030 Fund Standard Class	2,141,878	10.93	23,412,868	24,920,526
LVIP Managed Risk Profile 2040 Fund Standard Class	1,205,904	10.35	12,476,280	12,889,579
LVIP Managed Risk Profile 2050 Fund Standard Class	242,668	9.35	2,267,731	2,455,054
LVIP MFS International Growth Fund Standard Class	381,303	13.70	5,223,853	5,255,909
LVIP MFS Value Fund Standard Class	1,308,714	35.36	46,274,802	40,786,824
LVIP Mondrian International Value Fund Standard Class	1,662,085	15.78	26,231,024	27,796,104
LVIP Money Market Fund Standard Class	11,094,232	10.00	110,942,319	110,942,340
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	773	9.02	6,968	7,542
LVIP PIMCO Low Duration Bond Fund Standard Class	10,837	9.95	107,809	109,183
LVIP SSgA Bond Index Fund Standard Class	1,736,313	11.16	19,382,462	19,649,303
LVIP SSgA Conservative Index Allocation Fund Standard Class	69,178	11.88	821,563	832,539
LVIP SSgA Conservative Structured Allocation Fund Standard Class	30,654	11.27	345,320	361,935
LVIP SSgA Developed International 150 Fund Standard Class	116,952	7.66	896,205	1,077,989
LVIP SSgA Emerging Markets 100 Fund Standard Class	204,016	7.33	1,494,416	1,996,178
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	167,173	10.84	1,812,318	1,865,065
LVIP SSgA International Index Fund Standard Class	1,416,100	8.33	11,790,452	12,494,892
LVIP SSgA Large Cap 100 Fund Standard Class	102,092	12.88	1,314,740	1,545,884
LVIP SSgA Mid-Cap Index Fund Standard Class	2,294,526	9.68	22,215,597	23,822,177
LVIP SSgA Moderate Index Allocation Fund Standard Class	43,168	12.70	548,366	548,869
LVIP SSgA Moderate Structured Allocation Fund Standard Class	19,000	11.86	225,402	241,218
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	43,507	12.83	558,330	573,290
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	70,521	12.04	848,788	877,744
LVIP SSgA S&P 500 Index Fund Standard Class	14,756,620	14.40	212,421,545	199,402,332
LVIP SSgA Small-Cap Index Fund Standard Class	1,244,689	24.64	30,672,866	29,791,572
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	305,537	11.70	3,575,087	4,169,826
LVIP T. Rowe Price Growth Stock Fund Standard Class	1,133,409	33.23	37,663,184	30,818,166
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	974,801	21.10	20,565,377	18,324,126
LVIP Templeton Growth Managed Volatility Fund Standard Class	88,590	29.76	2,636,707	2,779,210
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	62,117	31.55	1,959,979	1,601,148
LVIP Vanguard Domestic Equity ETF Fund Standard Class	525,741	14.44	7,593,802	7,344,418
LVIP Vanguard International Equity ETF Fund Standard Class	489,337	9.09	4,446,114	4,750,098
LVIP Wellington Capital Growth Fund Standard Class	5,463	38.97	212,907	159,217
LVIP Wellington Mid-Cap Value Fund Standard Class	81,151	22.46	1,822,646	1,487,658
M Capital Appreciation Fund	67,864	25.15	1,706,783	1,865,684
M International Equity Fund	237,552	11.26	2,674,835	2,906,791
M Large Cap Growth Fund	18,974	21.66	410,982	428,913
M Large Cap Value Fund	117,261	11.97	1,403,610	1,473,795
MFS VIT Growth Series Initial Class	1,264,995	40.17	50,814,865	43,210,037
MFS VIT New Discovery Series Initial Class	1,281	15.49	19,848	20,665
MFS VIT Research Series Initial Class	9,857	26.68	262,987	242,472
MFS VIT Total Return Series Initial Class	1,702,327	22.60	38,472,592	37,964,817
MFS VIT Utilities Series Initial Class	578,437	25.56	14,784,862	18,120,011
MFS VIT II Core Equity Portfolio Initial Class	99,472	21.28	2,116,762	2,344,287
NB AMT Large Cap Value Portfolio I Class	26,451	13.19	348,889	310,093
NB AMT Mid Cap Growth Portfolio I Class	158,797	22.73	3,609,452	4,168,540
NB AMT Mid Cap Intrinsic Value Portfolio I Class	119,227	15.85	1,889,756	1,995,986
Oppenheimer Main Street Fund/VA Non-Service Shares	20,288	29.24	593,223	516,978
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	267	21.32	5,685	5,682
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	1,034,230	6.91	7,146,529	12,805,478
PIMCO VIT Total Return Portfolio Administrative Class	70,364	10.58	744,449	779,951
T. Rowe Price Equity Income Portfolio	273,801	26.81	7,340,597	6,961,767
Templeton Foreign VIP Fund Class 2	42,591	13.20	562,195	603,753
Templeton Global Bond VIP Fund Class 1	609,947	16.34	9,966,538	11,160,107
Templeton Growth VIP Fund Class 1	88,260	13.54	1,195,036	1,262,419
Templeton Growth VIP Fund Class 2	1,930	13.32	25,705	24,614
Wells Fargo VT Discovery Fund Class 2	2,285	25.99	59,381	72,687

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	18,834	(38,316)	(19,482)
AB VPS Growth and Income Portfolio Class A	32,370	(71,853)	(39,483)
AB VPS International Value Portfolio Class A	31,715	(82,384)	(50,669)
AB VPS Large Cap Growth Portfolio Class A	91,841	(120,656)	(28,815)
AB VPS Small/Mid Cap Value Portfolio Class A	213,836	(179,400)	34,436
American Century VP Income & Growth Fund Class I	130,142	(63,590)	66,552
American Century VP Inflation Protection Fund Class II	169,920	(203,268)	(33,348)
American Century VP International Fund Class I	18,405	(108,792)	(90,387)
American Funds Bond Fund Class 2	5,983	(4,774)	1,209
American Funds Global Growth Fund Class 2	221,637	(200,181)	21,456
American Funds Global Small Capitalization Fund Class 2	176,453	(169,744)	6,709
American Funds Growth Fund Class 2	283,347	(476,866)	(193,519)
American Funds Growth-Income Fund Class 2	227,116	(101,550)	125,566
American Funds High-Income Bond Fund Class 2	134,711	(98,169)	36,542
American Funds International Fund Class 2	829,999	(666,475)	163,524
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	126,340	(452,707)	(326,367)
BlackRock Equity Dividend V.I. Fund Class I	23,559	(5,177)	18,382
BlackRock Global Allocation V.I. Fund Class I	537,115	(354,031)	183,084
ClearBridge Variable Mid Cap Core Portfolio Class I	49,970	(10,648)	39,322
ClearBridge Variable Small Cap Growth Portfolio Class I	146,492	(33,864)	112,628
Delaware VIP Diversified Income Series Standard Class	694,745	(619,183)	75,562
Delaware VIP Emerging Markets Series Standard Class	647,969	(365,181)	282,788
Delaware VIP High Yield Series Standard Class	245,095	(611,131)	(366,036)
Delaware VIP Limited-Term Diversified Income Series Standard Class	298,617	(383,363)	(84,746)
Delaware VIP REIT Series Standard Class	469,554	(444,008)	25,546
Delaware VIP Small Cap Value Series Standard Class	541,257	(379,810)	161,447
Delaware VIP Smid Cap Growth Series Standard Class	318,923	(167,082)	151,841
Delaware VIP U.S. Growth Series Standard Class	315,697	(137,380)	178,317
Delaware VIP Value Series Standard Class	738,262	(393,695)	344,567
Deutsche Alternative Asset Allocation VIP Portfolio A	20,424	(23,188)	(2,764)
Deutsche Equity 500 Index VIP Portfolio A	403,648	(1,746,237)	(1,342,589)
Deutsche Small Cap Index VIP Portfolio A	480,937	(1,281,540)	(800,603)
Fidelity VIP Asset Manager Portfolio Service Class	16,742	(89,038)	(72,296)
Fidelity VIP Contrafund Portfolio Service Class	449,390	(719,206)	(269,816)
Fidelity VIP Equity-Income Portfolio Service Class	7,949	(243,446)	(235,497)
Fidelity VIP Freedom 2020 Portfolio Service Class	526,970	(173,230)	353,740
Fidelity VIP Freedom 2030 Portfolio Service Class	409,269	(154,338)	254,931
Fidelity VIP Freedom 2040 Portfolio Service Class	228,770	(30,851)	197,919
Fidelity VIP Freedom 2050 Portfolio Service Class	45,053	(33,632)	11,421
Fidelity VIP Freedom Income Portfolio Service Class	215,149	(86,717)	128,432
Fidelity VIP Growth Portfolio Service Class	43,294	(248,471)	(205,177)
Fidelity VIP Investment Grade Bond Portfolio Service Class	511,568	(147,226)	364,342
Fidelity VIP Mid Cap Portfolio Service Class	910,676	(694,817)	215,859
Fidelity VIP Overseas Portfolio Service Class	144,333	(188,264)	(43,931)
Franklin Income VIP Fund Class 1	102,474	(117,593)	(15,119)
Franklin Mutual Shares VIP Fund Class 1	57,704	(145,929)	(88,225)
Franklin Rising Dividends VIP Fund Class 1	49,975	(20,880)	29,095
Franklin Small Cap Value VIP Fund Class 2	68,997	(11,590)	57,407
Franklin Small-Mid Cap Growth VIP Fund Class 1	35,391	(145,475)	(110,084)
Franklin Small-Mid Cap Growth VIP Fund Class 2	331	(3,346)	(3,015)
Franklin U.S. Government Securities VIP Fund Class 1	133,012	(59,145)	73,867
Goldman Sachs VIT Global Trends Allocation Fund Service Class	3,237,559	(111,723)	3,125,836
Goldman Sachs VIT Mid Cap Value Fund Service Class	99,712	(21,562)	78,150
Invesco V.I. Growth and Income Fund Series I	24,880	(5,714)	19,166
Janus Aspen Balanced Portfolio Institutional Shares	5,911	(14,367)	(8,456)
Janus Aspen Balanced Portfolio Service Shares	53,775	(34,019)	19,756
Janus Aspen Enterprise Portfolio Institutional Shares	9,546	(20,154)	(10,608)
Janus Aspen Enterprise Portfolio Service Shares	34,065	(188,813)	(154,748)
Janus Aspen Flexible Bond Portfolio Institutional Shares	3,085	(5,202,109)	(5,199,024)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Aspen Flexible Bond Portfolio Service Shares	59,217	(773,721)	(714,504)
Janus Aspen Global Research Portfolio Institutional Shares	—	(8,109)	(8,109)
Janus Aspen Global Research Portfolio Service Shares	56	(1,154)	(1,098)
Janus Aspen Global Technology Portfolio Service Shares	—	(694)	(694)
JPMIT Core Bond Portfolio Class 1	53,934	(22,066)	31,868
LVIP AQR Enhanced Global Strategies Fund Standard Class	1,731	(1,149)	582
LVIP Baron Growth Opportunities Fund Standard Class	10,139	(3,614)	6,525
LVIP Baron Growth Opportunities Fund Service Class	346,863	(293,006)	53,857
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	15,722	(10,319)	5,403
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	28,784	(37,697)	(8,913)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	461,961	(413,037)	48,924
LVIP BlackRock Multi-Asset Income Fund Standard Class	1,535	(1,382)	153
LVIP Clarion Global Real Estate Fund Standard Class	213,930	(473,490)	(259,560)
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	1,999	(17)	1,982
LVIP Delaware Bond Fund Standard Class	2,000,662	(2,327,191)	(326,529)
LVIP Delaware Diversified Floating Rate Fund Standard Class	33,136	(74,995)	(41,859)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	18,420	(18,885)	(465)
LVIP Delaware Social Awareness Fund Standard Class	87,973	(119,925)	(31,952)
LVIP Delaware Special Opportunities Fund Standard Class	292,900	(934,345)	(641,445)
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	18,172	(62,505)	(44,333)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	249,600	(161,285)	88,315
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	29,071	(356,917)	(327,846)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	33,571	(108,831)	(75,260)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	719	(1,738)	(1,019)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	114,370	(207,577)	(93,207)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	55,176	(129,746)	(74,570)
LVIP Global Income Fund Standard Class	71,203	(54,013)	17,190
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	59,957	(153,593)	(93,636)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	16,165	(32,725)	(16,560)
LVIP JPMorgan High Yield Fund Standard Class	426,299	(356,350)	69,949
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	5,876	(5,273)	603
LVIP Managed Risk Profile 2010 Fund Standard Class	163,838	(190,686)	(26,848)
LVIP Managed Risk Profile 2020 Fund Standard Class	770,777	(407,547)	363,230
LVIP Managed Risk Profile 2030 Fund Standard Class	632,248	(484,435)	147,813
LVIP Managed Risk Profile 2040 Fund Standard Class	163,973	(214,932)	(50,959)
LVIP Managed Risk Profile 2050 Fund Standard Class	104,017	(39,255)	64,762
LVIP MFS International Growth Fund Standard Class	333,590	(251,019)	82,571
LVIP MFS Value Fund Standard Class	970,167	(383,264)	586,903
LVIP Mondrian International Value Fund Standard Class	351,451	(198,288)	153,163
LVIP Money Market Fund Standard Class	9,254,758	(8,913,073)	341,685
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	353	(297)	56
LVIP PIMCO Low Duration Bond Fund Standard Class	159,104	(263,253)	(104,149)
LVIP SSgA Bond Index Fund Standard Class	524,808	(790,964)	(266,156)
LVIP SSgA Conservative Index Allocation Fund Standard Class	10,191	(3,314)	6,877
LVIP SSgA Conservative Structured Allocation Fund Standard Class	46,213	(27,951)	18,262
LVIP SSgA Developed International 150 Fund Standard Class	122,079	(62,167)	59,912
LVIP SSgA Emerging Markets 100 Fund Standard Class	52,520	(62,245)	(9,725)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	26,664	(37,555)	(10,891)
LVIP SSgA International Index Fund Standard Class	676,383	(743,840)	(67,457)
LVIP SSgA Large Cap 100 Fund Standard Class	40,042	(16,110)	23,932
LVIP SSgA Mid-Cap Index Fund Standard Class	2,390,844	(146,821)	2,244,023
LVIP SSgA Moderate Index Allocation Fund Standard Class	15,235	(39,289)	(24,054)
LVIP SSgA Moderate Structured Allocation Fund Standard Class	7,150	(1,792)	5,358
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	18,994	(5,519)	13,475
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	57,670	(6,282)	51,388
LVIP SSgA S&P 500 Index Fund Standard Class	7,729,351	(3,155,754)	4,573,597
LVIP SSgA Small-Cap Index Fund Standard Class	1,117,615	(480,819)	636,796
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	62,973	(61,027)	1,946
LVIP T. Rowe Price Growth Stock Fund Standard Class	554,892	(236,159)	318,733
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	189,108	(191,624)	(2,516)
LVIP Templeton Growth Managed Volatility Fund Standard Class	71,167	(70,298)	869
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	4,957	(4,957)	—

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	18,700	(37,116)	(18,416)
LVIP Vanguard Domestic Equity ETF Fund Standard Class	160,706	(63,645)	97,061
LVIP Vanguard International Equity ETF Fund Standard Class	105,932	(83,914)	22,018
LVIP Wellington Capital Growth Fund Standard Class	9,723	(16,704)	(6,981)
LVIP Wellington Mid-Cap Value Fund Standard Class	31,865	(45,703)	(13,838)
M Capital Appreciation Fund	51,809	(19,564)	32,245
M International Equity Fund	107,918	(8,287)	99,631
M Large Cap Growth Fund	14,342	(30,826)	(16,484)
M Large Cap Value Fund	30,839	(3,790)	27,049
MFS VIT Core Equity Series Initial Class	2,562	(141,338)	(138,776)
MFS VIT Growth Series Initial Class	461,764	(260,992)	200,772
MFS VIT New Discovery Series Initial Class	308	(83)	225
MFS VIT Research Series Initial Class	375	(3,835)	(3,460)
MFS VIT Total Return Series Initial Class	396,121	(235,725)	160,396
MFS VIT Utilities Series Initial Class	156,187	(99,901)	56,286
MFS VIT II Core Equity Portfolio Initial Class	142,191	(8,928)	133,263
NB AMT Large Cap Value Portfolio I Class	1,001	(3,792)	(2,791)
NB AMT Mid Cap Growth Portfolio I Class	28,129	(169,941)	(141,812)
NB AMT Mid Cap Intrinsic Value Portfolio I Class	77,324	(94,413)	(17,089)
Oppenheimer Main Street Fund/VA Non-Service Shares	2,654	(4,506)	(1,852)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	605	(1)	604
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	218,196	(183,105)	35,091
PIMCO VIT Total Return Portfolio Administrative Class	27,564	(66,823)	(39,259)
T. Rowe Price Equity Income Portfolio	130,799	(581,651)	(450,852)
Templeton Foreign VIP Fund Class 2	5,123	(812)	4,311
Templeton Global Bond VIP Fund Class 1	249,851	(224,198)	25,653
Templeton Growth VIP Fund Class 1	11,580	(46,874)	(35,294)
Templeton Growth VIP Fund Class 2	193	(20)	173
Wells Fargo VT Discovery Fund Class 2	2,454	(970)	1,484

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	17,657	(24,567)	(6,910)
AB VPS Growth and Income Portfolio Class A	24,565	(43,951)	(19,386)
AB VPS International Value Portfolio Class A	47,632	(20,353)	27,279
AB VPS Large Cap Growth Portfolio Class A	9,741	(13,883)	(4,142)
AB VPS Small/Mid Cap Value Portfolio Class A	255,949	(204,858)	51,091
American Century VP Income & Growth Fund Class I	11,184	(22,951)	(11,767)
American Century VP Inflation Protection Fund Class II	220,323	(434,981)	(214,658)
American Century VP International Fund Class I	66,213	(25,198)	41,015
American Funds Bond Fund Class 2	2,042	(1,425)	617
American Funds Global Growth Fund Class 2	314,497	(426,770)	(112,273)
American Funds Global Small Capitalization Fund Class 2	131,165	(109,878)	21,287
American Funds Growth Fund Class 2	432,189	(562,247)	(130,058)
American Funds Growth-Income Fund Class 2	131,974	(141,500)	(9,526)
American Funds High-Income Bond Fund Class 2	141,224	(156,475)	(15,251)
American Funds International Fund Class 2	1,097,254	(686,408)	410,846
American Funds U.S. Government/AAA-Rated Securities Fund Class 2	117,800	(266,895)	(149,095)
BlackRock Equity Dividend V.I. Fund Class I	6,115	(1,443)	4,672
BlackRock Global Allocation V.I. Fund Class I	265,702	(184,947)	80,755
ClearBridge Variable Mid Cap Core Portfolio Class I	7,632	(2,910)	4,722
ClearBridge Variable Small Cap Growth Portfolio Class I	11,827	(5,007)	6,820
Delaware VIP Diversified Income Series Standard Class	843,395	(355,776)	487,619
Delaware VIP Emerging Markets Series Standard Class	596,057	(422,382)	173,675
Delaware VIP High Yield Series Standard Class	582,898	(483,130)	99,768
Delaware VIP Limited-Term Diversified Income Series Standard Class	516,600	(693,746)	(177,146)
Delaware VIP REIT Series Standard Class	636,143	(344,272)	291,871
Delaware VIP Small Cap Value Series Standard Class	627,633	(298,858)	328,775
Delaware VIP Smid Cap Growth Series Standard Class	188,569	(232,437)	(43,868)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP U.S. Growth Series Standard Class	107,697	(69,613)	38,084
Delaware VIP Value Series Standard Class	387,726	(242,201)	145,525
Deutsche Alternative Asset Allocation VIP Portfolio A	34,522	(55,264)	(20,742)
Deutsche Equity 500 Index VIP Portfolio A	405,999	(1,816,912)	(1,410,913)
Deutsche Small Cap Index VIP Portfolio A	652,051	(705,863)	(53,812)
Fidelity VIP Asset Manager Portfolio Service Class	66,301	(71,577)	(5,276)
Fidelity VIP Contrafund Portfolio Service Class	585,508	(734,232)	(148,724)
Fidelity VIP Equity-Income Portfolio Service Class	134,765	(292,887)	(158,122)
Fidelity VIP Freedom 2020 Portfolio Service Class	288,847	(58,556)	230,291
Fidelity VIP Freedom 2030 Portfolio Service Class	184,503	(22,183)	162,320
Fidelity VIP Freedom 2040 Portfolio Service Class	99,572	(10,712)	88,860
Fidelity VIP Freedom 2050 Portfolio Service Class	74,691	(8,901)	65,790
Fidelity VIP Freedom Income Portfolio Service Class	43,577	(15,352)	28,225
Fidelity VIP Growth Portfolio Service Class	111,449	(132,002)	(20,553)
Fidelity VIP Investment Grade Bond Portfolio Service Class	20,486	(12,739)	7,747
Fidelity VIP Mid Cap Portfolio Service Class	746,300	(630,208)	116,092
Fidelity VIP Overseas Portfolio Service Class	75,391	(164,412)	(89,021)
Franklin Income VIP Fund Class 1	85,970	(29,826)	56,144
Franklin Mutual Shares VIP Fund Class 1	110,783	(106,973)	3,810
Franklin Rising Dividends VIP Fund Class 1	21,467	(4,201)	17,266
Franklin Small Cap Value VIP Fund Class 2	5,659	(3,413)	2,246
Franklin Small-Mid Cap Growth VIP Fund Class 1	39,010	(26,782)	12,228
Franklin Small-Mid Cap Growth VIP Fund Class 2	493	(9,292)	(8,799)
Franklin U.S. Government Securities VIP Fund Class 1	90,460	(141,943)	(51,483)
Goldman Sachs VIT Global Trends Allocation Fund Service Class	3,220,879	(2,590)	3,218,289
Goldman Sachs VIT Mid Cap Value Fund Service Class	88,792	(6,484)	82,308
Invesco V.I. Growth and Income Fund Series I	16,379	(2,565)	13,814
Janus Aspen Balanced Portfolio Institutional Shares	17,537	(22,170)	(4,633)
Janus Aspen Balanced Portfolio Service Shares	105,902	(14,820)	91,082
Janus Aspen Enterprise Portfolio Institutional Shares	8,022	(11,899)	(3,877)
Janus Aspen Enterprise Portfolio Service Shares	108,565	(20,519)	88,046
Janus Aspen Flexible Bond Portfolio Institutional Shares	24,418	(59,991)	(35,573)
Janus Aspen Flexible Bond Portfolio Service Shares	113,188	(71,600)	41,588
Janus Aspen Global Research Portfolio Institutional Shares	1,894	(1,891)	3
Janus Aspen Global Research Portfolio Service Shares	1,339	(859)	480
Janus Aspen Global Technology Portfolio Service Shares	244	(3,581)	(3,337)
JPMIT Core Bond Portfolio Class 1	24,906	(4,019)	20,887
LVIP AQR Enhanced Global Strategies Fund Standard Class	3,625	(1,955)	1,670
LVIP Baron Growth Opportunities Fund Standard Class	34,737	(315,707)	(280,970)
LVIP Baron Growth Opportunities Fund Service Class	808,028	(247,824)	560,204
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	2,961	(2,796)	165
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	81,376	(208,392)	(127,016)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	1,933,861	(1,434,191)	499,670
LVIP BlackRock Multi-Asset Income Fund Standard Class	6,002	(13)	5,989
LVIP Clarion Global Real Estate Fund Standard Class	158,277	(410,093)	(251,816)
LVIP Delaware Bond Fund Standard Class	3,035,398	(2,524,746)	510,652
LVIP Delaware Diversified Floating Rate Fund Standard Class	80,941	(99,647)	(18,706)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	7,821	(2,994)	4,827
LVIP Delaware Social Awareness Fund Standard Class	59,141	(8,224)	50,917
LVIP Delaware Special Opportunities Fund Standard Class	423,810	(312,460)	111,350
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	39,926	(41,273)	(1,347)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	123,674	(183,463)	(59,789)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	62,618	(123,973)	(61,355)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	68,771	(69,306)	(535)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class	5,467	(1,236)	4,231
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	194,170	(105,984)	88,186
LVIP Global Growth Allocation Managed Risk Fund Standard Class	58,346	(61,953)	(3,607)
LVIP Global Income Fund Standard Class	114,384	(134,320)	(19,936)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	177,581	(156,600)	20,981
LVIP Goldman Sachs Income Builder Fund Standard Class	250	(250)	—
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	38,460	(30,701)	7,759
LVIP JPMorgan High Yield Fund Standard Class	1,118,845	(658,878)	459,967

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	34,421	(93,119)	(58,698)
LVIP Managed Risk Profile 2010 Fund Standard Class	236,538	(73,724)	162,814
LVIP Managed Risk Profile 2020 Fund Standard Class	919,635	(265,722)	653,913
LVIP Managed Risk Profile 2030 Fund Standard Class	782,116	(308,933)	473,183
LVIP Managed Risk Profile 2040 Fund Standard Class	233,932	(101,624)	132,308
LVIP Managed Risk Profile 2050 Fund Standard Class	73,008	(47,385)	25,623
LVIP MFS International Growth Fund Standard Class	172,958	(199,923)	(26,965)
LVIP MFS Value Fund Standard Class	629,839	(515,814)	114,025
LVIP Mondrian International Value Fund Standard Class	364,378	(219,154)	145,224
LVIP Money Market Fund Standard Class	9,008,335	(8,792,145)	216,190
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	1,314	(622)	692
LVIP PIMCO Low Duration Bond Fund Standard Class	116,755	(2,131)	114,624
LVIP SSgA Bond Index Fund Standard Class	767,631	(516,798)	250,833
LVIP SSgA Conservative Index Allocation Fund Standard Class	28,374	(1,211)	27,163
LVIP SSgA Conservative Structured Allocation Fund Standard Class	977	(588)	389
LVIP SSgA Developed International 150 Fund Standard Class	18,209	(5,888)	12,321
LVIP SSgA Emerging Markets 100 Fund Standard Class	62,184	(139,032)	(76,848)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	43,130	(47,121)	(3,991)
LVIP SSgA International Index Fund Standard Class	759,381	(451,451)	307,930
LVIP SSgA Large Cap 100 Fund Standard Class	159,533	(130,663)	28,870
LVIP SSgA Moderate Index Allocation Fund Standard Class	25,694	(21,746)	3,948
LVIP SSgA Moderate Structured Allocation Fund Standard Class	7,328	(126)	7,202
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	20,193	(10,123)	10,070
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	5,851	(10,233)	(4,382)
LVIP SSgA S&P 500 Index Fund Standard Class	2,702,515	(1,669,978)	1,032,537
LVIP SSgA Small-Cap Index Fund Standard Class	628,099	(694,470)	(66,371)
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	106,083	(44,262)	61,821
LVIP T. Rowe Price Growth Stock Fund Standard Class	638,282	(223,565)	414,717
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	331,364	(130,422)	200,942
LVIP Templeton Growth Managed Volatility Fund Standard Class	111,795	(209,194)	(97,399)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	81,510	(99,841)	(18,331)
LVIP Vanguard Domestic Equity ETF Fund Standard Class	142,867	(118,630)	24,237
LVIP Vanguard International Equity ETF Fund Standard Class	118,155	(38,054)	80,101
LVIP Wellington Capital Growth Fund Standard Class	3,400	(2,606)	794
LVIP Wellington Mid-Cap Value Fund Standard Class	61,364	(47,202)	14,162
M Capital Appreciation Fund	9,883	(8,944)	939
M International Equity Fund	14,470	(3,620)	10,850
M Large Cap Growth Fund	2,053	(5,058)	(3,005)
M Large Cap Value Fund	1,349	(3,275)	(1,926)
MFS VIT Core Equity Series Initial Class	63,350	(16,910)	46,440
MFS VIT Growth Series Initial Class	668,559	(790,171)	(121,612)
MFS VIT New Discovery Series Initial Class	2,058	(244)	1,814
MFS VIT Research Series Initial Class	8,161	(338)	7,823
MFS VIT Total Return Series Initial Class	647,816	(159,685)	488,131
MFS VIT Utilities Series Initial Class	536,268	(244,551)	291,717
NB AMT Large Cap Value Portfolio I Class	3,288	(5,470)	(2,182)
NB AMT Mid Cap Growth Portfolio I Class	112,759	(116,927)	(4,168)
NB AMT Mid Cap Intrinsic Value Portfolio I Class	42,340	(68,485)	(26,145)
Oppenheimer Main Street Fund/VA Non-Service Shares	5,273	(540)	4,733
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	253,040	(154,249)	98,791
PIMCO VIT Total Return Portfolio Administrative Class	211,036	(492,610)	(281,574)
T. Rowe Price Equity Income Portfolio	231,099	(160,421)	70,678
Templeton Foreign VIP Fund Class 2	9,696	(4,315)	5,381
Templeton Global Bond VIP Fund Class 1	268,025	(201,936)	66,089
Templeton Growth VIP Fund Class 1	53,854	(13,299)	40,555
Templeton Growth VIP Fund Class 2	669	(1,637)	(968)
Wells Fargo VT Discovery Fund Class 2	5,482	(1,289)	4,193

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Note – Year-End Unit Values

The accompanying supplemental summary presents unit values for the investment options in Lincoln Life Flexible Premium Variable Life Account S, by product, as of December 31 for years 2011 through 2015.

The financial highlights note in the accompanying financial statements presents a range of minimum to maximum unit values only for those subaccounts that existed for the entire year, and had assets at December 31; therefore, some individual product unit values presented herein may not be consistent with the ranges presented in the audited financial statements as a result of partial year activity. In addition, some individual product unit values presented herein occur prior to the commencement date presented in the audited financial statements. Because the commencement date in the accompanying financial statements represents the date in which funds were first received, some individual product unit values presented herein reflect the unit value available for investment at the time, irrespective of asset level. Therefore, there may be additional unit values displayed in the supplemental summary as compared to the financial highlights note in the accompanying financial statements.

End of Year Unit Values for Years 2011 to 2015

Subaccount	Product(s)	2011	2012	2013	2014	2015
AB VPS Global Thematic Growth Portfolio Class A
	Lincoln CVUL III Jumbo	14.150722	16.031411	19.720920	20.677444	21.232483
	Lincoln CVUL III Super Jumbo	12.944112	14.642465	17.985334	18.829408	19.305851
	Lincoln CVUL III Super Jumbo/0.15%	9.958175	11.287299	13.891927	14.573013	14.971678
	Lincoln CVUL III SC (Elite)	9.468880	10.673848	13.064898	13.630252	13.926297
	Lincoln CVUL III LC (Elite)	9.763550	11.039099	13.552545	14.181489	14.533054
	Lincoln CVUL III LC (Elite)/0.20%	9.957630	11.281027	13.877283	14.550370	14.940935
	Lincoln Corporate Variable 4 – Band 1	11.325489	12.766720	15.626595	16.302801	16.656893
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.962743	10.214832
	Lincoln Corporate Variable 4 – Band 2	11.617764	13.135551	16.126333	16.874733	17.292502
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.531160	12.090457	12.414992
	Lincoln Corporate Variable 4 – Band 3	11.667730	13.218412	16.260525	17.049216	17.506866
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.976269	10.254308
	Lincoln Corporate Variable 4 – Band 4	11.066635	12.552832	15.457214	16.223155	16.675305
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.163133	11.536944	14.220485	14.940083	15.371839
AB VPS Growth and Income Portfolio Class A
	Lincoln CVUL III Jumbo	15.948299	18.705796	25.195641	27.544629	27.957380
	Lincoln CVUL III Super Jumbo	14.439378	16.910608	22.743516	24.826630	25.160878
	Lincoln CVUL III Super Jumbo/0.15%	10.640942	12.487024	16.827714	18.405760	18.690911
	Lincoln CVUL III SC (Elite)	12.452962	14.533298	19.477981	21.187721	21.397941
	Lincoln CVUL III LC (Elite)	12.835723	15.025006	20.197429	22.036347	22.321863
	Lincoln CVUL III LC (Elite)/0.20%	10.640360	12.480103	16.809987	18.377189	18.652567
	Lincoln Corporate Variable 4 – Band 1	13.105299	15.294612	20.498317	22.297621	22.518854
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.590549	10.733132
	Lincoln Corporate Variable 4 – Band 2	13.444932	15.738101	21.156008	23.082178	23.380616
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.884957	12.993178	13.187758
	Lincoln Corporate Variable 4 – Band 3	12.209205	14.320255	19.288510	21.086738	21.402722
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.604918	10.774602
	Lincoln Corporate Variable 4 – Band 4	13.537470	15.894003	21.429716	23.451042	23.826275
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.897077	12.806779	17.284502	18.933759	19.255958
AB VPS International Value Portfolio Class A
	Lincoln CVUL III Jumbo	6.679074	7.634406	9.371840	8.772196	8.981425
	Lincoln CVUL III Super Jumbo	6.623046	7.559022	9.265400	8.659560	8.852807
	Lincoln CVUL III Super Jumbo/0.15%	10.264028	11.737994	14.416522	13.500853	13.829783
	Lincoln CVUL III SC (Elite)	6.494133	7.386004	9.021714	8.402333	8.559813
	Lincoln CVUL III LC (Elite)	6.604384	7.533956	9.230062	8.622219	8.810224
	Lincoln CVUL III LC (Elite)/0.20%	10.263466	11.731487	14.401331	13.479882	13.801396
	Lincoln Corporate Variable 4 – Band 1	6.494107	7.385975	9.021679	8.402300	8.559779

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 1/0.35%				8.960598	9.160563
	Lincoln Corporate Variable 4 – Band 2	6.604647	7.534256	9.230439	8.622579	8.810501
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.219461	10.501528	10.751957
	Lincoln Corporate Variable 4 – Band 3	6.679085	7.634419	9.371869	8.772222	8.981455
	Lincoln Corporate Variable 4 – Band 3/0.10%				8.972770	9.195980
	Lincoln Corporate Variable 4 – Band 4	6.716689	7.685079	9.443478	8.848098	9.068205
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	6.754469	7.736035	9.515596	8.924595	9.155760
AB VPS Large Cap Growth Portfolio Class A
	Lincoln CVUL III Jumbo	14.199194	16.493280	22.608196	25.753934	28.559083
	Lincoln CVUL III Super Jumbo	13.694054	15.882703	21.738644	24.726286	27.378414
	Lincoln CVUL III Super Jumbo/0.15%	10.277685	12.013122	16.475240	18.777011	20.832638
	Lincoln CVUL III SC (Elite)	10.764124	12.440909	16.968421	19.233058	21.221596
	Lincoln CVUL III LC (Elite)	11.100029	12.867682	17.603206	20.012490	22.147944
	Lincoln CVUL III LC (Elite)/0.20%	10.277122	12.006465	16.457885	18.747860	20.789900
	Lincoln Corporate Variable 4 – Band 1	12.845534	14.846552	20.249529	22.952068	25.325120
	Lincoln Corporate Variable 4 – Band 1/0.35%				11.064113	12.250843
	Lincoln Corporate Variable 4 – Band 2	13.177011	15.275389	20.896972	23.757061	26.292084
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.378643	14.101025	15.636926
	Lincoln Corporate Variable 4 – Band 3	12.987221	15.085461	20.678303	23.555463	26.121141
	Lincoln Corporate Variable 4 – Band 3/0.10%				11.079121	12.298162
	Lincoln Corporate Variable 4 – Band 4	13.130217	15.264970	20.945339	23.883566	26.511477
AB VPS Small/Mid Cap Value Portfolio Class A
	Lincoln CVUL III Jumbo	22.837505	27.064816	37.290443	40.639115	38.333058
	Lincoln CVUL III Super Jumbo	20.042674	23.717062	32.628905	35.505672	33.440685
	Lincoln CVUL III Super Jumbo/0.15%	10.486746	12.434096	17.140505	18.689061	17.637376
	Lincoln CVUL III SC (Elite)	22.404149	26.418870	36.219062	39.274649	36.861150
	Lincoln CVUL III LC (Elite)	23.101714	27.323255	37.571361	40.865500	38.470817
	Lincoln CVUL III LC (Elite)/0.20%	10.486172	12.427202	17.122450	18.660041	17.601180
	Lincoln Corporate Variable 4 – Band 1	18.223157	21.488596	29.459803	31.945255	29.982053
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.275140	9.677548
	Lincoln Corporate Variable 4 – Band 2	18.693187	22.109129	30.401589	33.065444	31.126799
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.895936	12.964327	12.228667
	Lincoln Corporate Variable 4 – Band 3	15.127518	17.927653	24.701109	26.919275	25.391746
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.289086	9.714950
	Lincoln Corporate Variable 4 – Band 4	17.789079	21.103012	29.105224	31.750602	29.978895
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.704716	15.086539	20.828111	22.743913	21.496288
American Century VP Income & Growth Fund Class I
	Lincoln CVUL	11.298599	12.874097	17.363787	19.398580	18.180527
	Lincoln CVUL/0.35%	11.021527	12.602393	17.056863	19.122483	17.984624
	Lincoln CVUL LC	11.030198	12.606005	17.053233	19.108861	17.962826
	Lincoln CVUL LC/0.20%	11.050646	12.654643	17.153267	19.259422	18.140612
	Lincoln CVUL III Jumbo	15.883334	18.188797	24.654764	27.681986	26.073899
	Lincoln CVUL III Super Jumbo	14.819994	16.945691	22.935352	25.712870	24.182858
	Lincoln CVUL III Super Jumbo/0.15%	10.590666	12.133961	16.455701	18.485443	17.420307
	Lincoln CVUL III SC (Elite)	11.298599	12.874097	17.363787	19.398580	18.180527
	Lincoln CVUL III LC (Elite)	11.030198	12.606005	17.053233	19.108861	17.962826
	Lincoln CVUL III LC (Elite)/0.20%	11.050646	12.654643	17.153267	19.259422	18.140612
	Lincoln Corporate Variable 4 – Band 1	13.288516	15.141491	20.421908	22.815071	21.382494
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.575612	9.946323
	Lincoln Corporate Variable 4 – Band 2	13.631031	15.578403	21.074251	23.614578	22.198316
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.694809	13.130750	12.367966
	Lincoln Corporate Variable 4 – Band 3	12.178475	13.947342	18.904954	21.226191	19.993109
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.589962	9.984758
	Lincoln Corporate Variable 4 – Band 4	13.750918	15.762408	21.385398	24.036159	22.662669
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.638537	12.207097	16.579709	18.652699	17.604322
American Century VP Inflation Protection Fund Class II
	Lincoln CVUL	14.617590	15.587745	14.166504	14.531889	14.074390
	Lincoln CVUL/0.35%	11.686648	12.505961	11.405572	11.740765	11.411016
	Lincoln CVUL LC	14.952623	15.992912	14.578415	14.999352	14.570794
	Lincoln CVUL LC/0.20%	11.717225	12.557499	11.469775	11.824579	11.509731

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III Jumbo	15.186800	16.275885	14.866075	15.325937	14.917862
	Lincoln CVUL III Super Jumbo	15.013751	16.066316	14.652655	15.083275	14.659649
	Lincoln CVUL III Super Jumbo/0.15%	10.096887	10.826372	9.893544	10.204688	9.937942
	Lincoln CVUL III SC (Elite)	14.617590	15.587745	14.166504	14.531889	14.074390
	Lincoln CVUL III LC (Elite)	14.952623	15.992912	14.578415	14.999352	14.570794
	Lincoln CVUL III LC (Elite)/0.20%	11.717225	12.557499	11.469775	11.824579	11.509731
	Lincoln Corporate Variable 4 – Band 1	14.617590	15.587745	14.166504	14.531889	14.074390
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.883416	9.605832
	Lincoln Corporate Variable 4 – Band 2	14.948362	15.988353	14.574260	14.995076	14.566637
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.148114	9.431091	9.179944
	Lincoln Corporate Variable 4 – Band 3	14.709194	15.764031	14.398557	14.843958	14.448717
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.896829	9.642949
	Lincoln Corporate Variable 4 – Band 4	15.294496	16.407702	15.001478	15.481001	15.083880
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.119810	15.162665	13.877018	14.334924	13.981176
American Century VP International Fund Class I
	Lincoln CVUL	11.593998	13.949504	16.956568	15.911054	15.919858
	Lincoln CVUL/0.35%	9.764848	11.789897	14.381625	13.542213	13.597227
	Lincoln CVUL LC	10.941427	13.203877	16.098386	15.151188	15.205131
	Lincoln CVUL LC/0.20%	9.790657	11.838787	14.462921	13.639215	13.715177
	Lincoln CVUL III Jumbo	16.791351	20.303979	24.804472	23.391785	23.522078
	Lincoln CVUL III Super Jumbo	17.049986	20.585838	25.111144	23.645482	23.741539
	Lincoln CVUL III Super Jumbo/0.15%	10.303439	12.465069	15.235632	14.375107	14.462408
	Lincoln CVUL III SC (Elite)	11.593998	13.949504	16.956568	15.911054	15.919858
	Lincoln CVUL III LC (Elite)	10.941427	13.203877	16.098386	15.151188	15.205131
	Lincoln CVUL III LC (Elite)/0.20%	9.790657	11.838787	14.462921	13.639215	13.715177
	Lincoln Corporate Variable 4 – Band 1	15.295314	18.402787	22.369448	20.985023	20.996065
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.309400	9.346490
	Lincoln Corporate Variable 4 – Band 2	15.682289	18.925056	23.073724	21.716100	21.793539
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.149646	10.514641	10.573208
	Lincoln Corporate Variable 4 – Band 3	14.360859	17.365036	21.214098	20.005893	20.117327
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.322042	9.383346
	Lincoln Corporate Variable 4 – Band 4	15.589029	18.868988	23.074444	21.782074	21.925325
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.557894	14.003679	17.141894	16.197988	16.320829
American Funds Bond Fund Class 2
	Lincoln CVUL	16.981040	17.768743	17.263977	18.048392	17.971658
	Lincoln CVUL/0.35%	11.030656	11.582797	11.293220	11.847731	11.838722
	Lincoln CVUL LC	17.565740	18.435777	17.965884	18.838612	18.814878
	Lincoln CVUL LC/0.20%	11.060910	11.634035	11.360206	11.935893	11.944720
	Lincoln CVUL III Jumbo			9.710520	10.202608	10.210154
	Lincoln CVUL III Super Jumbo			9.700985	10.177316	10.169577
	Lincoln CVUL III Super Jumbo/0.15%			9.713701	10.211053	10.223715
	Lincoln CVUL III SC (Elite)			17.263977	18.048392	17.971658
	Lincoln CVUL III LC (Elite)			17.965884	18.838612	18.814878
	Lincoln CVUL III LC (Elite)/0.20%			11.360206	11.935893	11.944720
	Lincoln Corporate Variable 4 – Band 1			9.678773	10.118543	10.075523
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.153766	10.146045
	Lincoln Corporate Variable 4 – Band 2			9.697809	10.168899	10.156087
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.710520	10.202608	10.210154
	Lincoln Corporate Variable 4 – Band 3			9.710520	10.202608	10.210154
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.167544	10.185243
	Lincoln Corporate Variable 4 – Band 4			9.716882	10.219505	10.237294
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.723261	10.236422	10.264500
American Funds Global Growth Fund Class 2
	Lincoln CVUL	12.690475	15.445301	19.812707	20.129624	21.375830
	Lincoln CVUL/0.35%	9.920685	12.116551	15.597155	15.902206	16.945914
	Lincoln CVUL LC	13.141961	16.042814	20.640962	21.034140	22.403465
	Lincoln CVUL LC/0.20%	9.946906	12.166794	15.685323	16.016105	17.092916
	Lincoln CVUL III Jumbo	16.121820	19.719792	25.422584	25.958712	27.703989
	Lincoln CVUL III Super Jumbo	15.938069	19.465835	25.057597	25.547677	27.224445
	Lincoln CVUL III Super Jumbo/0.15%	10.348928	12.664866	16.335595	16.688433	17.819352

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III SC (Elite)	15.517415	18.885908	24.226200	24.613714	26.137526
	Lincoln CVUL III LC (Elite)	15.877390	19.382038	24.937266	25.412347	27.066680
	Lincoln CVUL III LC (Elite)/0.20%	10.348362	12.657861	16.318265	16.662395	17.782657
	Lincoln Corporate Variable 4 – Band 1	15.516947	18.885439	24.225701	24.613214	26.136995
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.122233	10.786585
	Lincoln Corporate Variable 4 – Band 2	15.877281	19.381905	24.937089	25.412100	27.066442
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.693545	11.939967	12.742726
	Lincoln Corporate Variable 4 – Band 3	15.887227	19.432847	25.052655	25.580982	27.300863
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.135966	10.828260
	Lincoln Corporate Variable 4 – Band 4	16.245526	19.890972	25.668904	26.236448	28.028422
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.098037	16.053228	20.737083	21.216793	22.688596
American Funds Global Small Capitalization Fund Class 2
	Lincoln CVUL	15.941427	18.707892	23.830842	24.166988	24.062255
	Lincoln CVUL/0.35%	9.272887	10.920232	13.959349	14.205900	14.193964
	Lincoln CVUL LC	16.311277	19.199408	24.530372	24.951147	24.917713
	Lincoln CVUL LC/0.20%	9.297443	10.965568	14.038310	14.307702	14.317149
	Lincoln CVUL III Jumbo	25.313452	29.855157	38.221129	38.954597	38.980337
	Lincoln CVUL III Super Jumbo	23.286096	27.422912	35.054748	35.673887	35.643914
	Lincoln CVUL III Super Jumbo/0.15%	10.071105	11.883987	15.221704	15.521571	15.539601
	Lincoln CVUL III SC (Elite)	23.071145	27.074896	34.489057	34.975542	34.823969
	Lincoln CVUL III LC (Elite)	23.787023	27.998782	35.773098	36.385400	36.336730
	Lincoln CVUL III LC (Elite)/0.20%	10.070554	11.877370	15.205630	15.497708	15.507963
	Lincoln Corporate Variable 4 – Band 1	19.975333	23.441747	29.861054	30.282286	30.151052
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.739300	9.731117
	Lincoln Corporate Variable 4 – Band 2	20.490590	24.118723	30.815601	31.344192	31.302194
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.388849	11.607407	11.615076
	Lincoln Corporate Variable 4 – Band 3	17.075392	20.139038	25.782366	26.277138	26.294486
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.752513	9.768728
	Lincoln Corporate Variable 4 – Band 4	18.607953	21.968496	28.152583	28.721552	28.769320
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.069176	14.263094	18.296403	18.684855	18.734660
American Funds Growth Fund Class 2
	Lincoln CVUL	14.107213	16.515151	21.336689	22.990743	24.396082
	Lincoln CVUL/0.35%	10.712255	12.584826	16.314422	17.639905	18.782852
	Lincoln CVUL LC	14.632804	17.181891	22.264732	24.062779	25.610404
	Lincoln CVUL LC/0.20%	10.740419	12.636668	16.407674	17.768238	18.948865
	Lincoln CVUL III Jumbo	18.489735	21.754146	28.245969	30.588193	32.620656
	Lincoln CVUL III Super Jumbo	16.955833	19.919549	25.825156	27.924725	29.735568
	Lincoln CVUL III Super Jumbo/0.15%	10.352094	12.185871	15.830258	17.151515	18.300313
	Lincoln CVUL III SC (Elite)	14.107213	16.515151	21.336689	22.990743	24.396082
	Lincoln CVUL III LC (Elite)	14.632804	17.181891	22.264732	24.062779	25.610404
	Lincoln CVUL III LC (Elite)/0.20%	10.740419	12.636668	16.407674	17.768238	18.948865
	Lincoln Corporate Variable 4 – Band 1	15.077472	17.651024	22.804168	24.571969	26.073977
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.444892	11.122220
	Lincoln Corporate Variable 4 – Band 2	15.467204	18.161645	23.534318	25.434923	27.070770
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.667191	12.634685	13.474210
	Lincoln Corporate Variable 4 – Band 3	14.392495	16.933528	21.986793	23.809992	25.392070
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.459061	11.165184
	Lincoln Corporate Variable 4 – Band 4	15.471984	18.221804	23.683170	25.672694	27.405937
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.669336	13.757056	17.898140	19.421098	20.753021
American Funds Growth-Income Fund Class 2
	Lincoln CVUL	14.400241	16.799755	22.271249	24.467824	24.650599
	Lincoln CVUL/0.35%	10.407589	12.184352	16.209249	17.870367	18.067001
	Lincoln CVUL LC	14.943127	17.485484	23.249889	25.619719	25.888670
	Lincoln CVUL LC/0.20%	10.435101	12.234892	16.300895	17.998378	18.223742
	Lincoln CVUL III Jumbo	16.354421	19.175140	25.547587	28.207969	28.561173
	Lincoln CVUL III Super Jumbo	14.924379	17.472239	23.243901	25.625928	25.907899
	Lincoln CVUL III Super Jumbo/0.15%	10.407214	12.208291	16.273584	17.977208	18.211414
	Lincoln CVUL III SC (Elite)	14.400241	16.799755	22.271249	24.467824	24.650599
	Lincoln CVUL III LC (Elite)	14.943127	17.485484	23.249889	25.619719	25.888670
	Lincoln CVUL III LC (Elite)/0.20%	10.435101	12.234892	16.300895	17.998378	18.223742

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 1	13.506674	15.757295	20.889272	22.949530	23.120973
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.443654	10.558570
	Lincoln Corporate Variable 4 – Band 2	13.855244	16.212481	21.557231	23.754531	24.003900
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.779900	13.005510	13.168360
	Lincoln Corporate Variable 4 – Band 3	12.431383	14.575475	19.419421	21.441664	21.710137
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.457828	10.599373
	Lincoln Corporate Variable 4 – Band 4	13.698617	16.077337	21.441703	23.698200	24.018948
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.075923	13.012219	17.371231	19.218565	19.498176
American Funds High-Income Bond Fund Class 2
	Lincoln CVUL	19.688520	22.230235	23.532824	23.516789	21.648525
	Lincoln CVUL/0.35%	11.110741	12.589059	13.373434	13.411172	12.389042
	Lincoln CVUL LC	20.436363	23.143969	24.573651	24.634239	22.744318
	Lincoln CVUL LC/0.20%	11.140081	12.641247	13.449028	13.507227	12.496515
	Lincoln CVUL III Jumbo	20.730572	23.524080	25.027276	25.135570	23.254737
	Lincoln CVUL III Super Jumbo	17.164786	19.448613	20.660380	20.718681	19.139610
	Lincoln CVUL III Super Jumbo/0.15%	10.210426	11.592104	12.339009	12.398598	11.476580
	Lincoln CVUL III SC (Elite)	19.688520	22.230235	23.532824	23.516789	21.648525
	Lincoln CVUL III LC (Elite)	20.436363	23.143969	24.573651	24.634239	22.744318
	Lincoln CVUL III LC (Elite)/0.20%	11.140081	12.641247	13.449028	13.507227	12.496515
	Lincoln Corporate Variable 4 – Band 1	16.115621	18.196022	19.262370	19.249253	17.720019
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.667714	8.930895
	Lincoln Corporate Variable 4 – Band 2	16.530772	18.720884	19.877368	19.923497	18.395848
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.167031	10.210652	9.446612
	Lincoln Corporate Variable 4 – Band 3	15.026712	17.051607	18.141209	18.219701	16.856361
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.680818	8.965391
	Lincoln Corporate Variable 4 – Band 4	16.383587	18.609917	19.818899	19.924569	18.452112
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.999589	15.917864	16.968916	17.076455	15.830307
American Funds International Fund Class 2
	Lincoln CVUL	15.311730	17.927696	21.654226	20.932687	19.845837
	Lincoln CVUL/0.35%	9.217740	10.830383	13.127470	12.734557	12.115726
	Lincoln CVUL LC	15.666879	18.398602	22.289742	21.611785	20.551282
	Lincoln CVUL LC/0.20%	9.242118	10.875318	13.201709	12.825804	12.220868
	Lincoln CVUL III Jumbo	21.153353	24.891417	30.216060	29.355690	27.971116
	Lincoln CVUL III Super Jumbo	20.112410	23.631075	28.643144	27.785838	26.435595
	Lincoln CVUL III Super Jumbo/0.15%	10.290190	12.114649	14.713501	14.301701	13.633975
	Lincoln CVUL III SC (Elite)	17.721913	20.749652	25.062767	24.227651	22.969724
	Lincoln CVUL III LC (Elite)	18.277377	21.464274	26.003776	25.212716	23.975598
	Lincoln CVUL III LC (Elite)/0.20%	10.289627	12.107931	14.697998	14.279486	13.605986
	Lincoln Corporate Variable 4 – Band 1	18.058140	21.143326	25.538268	24.687321	23.405572
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.392093	8.935672
	Lincoln Corporate Variable 4 – Band 2	18.525458	21.755613	26.356729	25.555073	24.301071
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.235668	10.914309	10.399532
	Lincoln Corporate Variable 4 – Band 3	15.401046	18.122605	21.999298	21.372892	20.364830
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.404847	8.970231
	Lincoln Corporate Variable 4 – Band 4	17.708193	20.858291	25.345502	24.648461	23.509420
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.885558	14.013869	17.045676	16.593483	15.842519
American Funds U.S. Government/AAA-Rated Securities Fund Class 2
	Lincoln CVUL	17.715239	17.926691	17.253917	17.992879	18.151335
	Lincoln CVUL/0.35%	11.176463	11.349517	10.961884	11.471439	11.613035
	Lincoln CVUL LC	18.335306	18.609888	17.965301	18.791010	19.013445
	Lincoln CVUL LC/0.20%	11.205978	11.396568	11.023855	11.553607	11.713771
	Lincoln CVUL III Jumbo	14.901035	15.154472	14.658858	15.363289	15.576268
	Lincoln CVUL III Super Jumbo	14.289129	14.510379	14.014789	14.666257	14.847288
	Lincoln CVUL III Super Jumbo/0.15%	10.066038	10.242360	9.912349	10.393880	10.543239
	Lincoln CVUL III SC (Elite)	17.715239	17.926691	17.253917	17.992879	18.151335
	Lincoln CVUL III LC (Elite)	18.335306	18.609888	17.965301	18.791010	19.013445
	Lincoln CVUL III LC (Elite)/0.20%	11.205978	11.396568	11.023855	11.553607	11.713771
	Lincoln Corporate Variable 4 – Band 1	13.837886	14.003183	13.475183	14.046792	14.167809
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.152907	10.278167
	Lincoln Corporate Variable 4 – Band 2	14.190642	14.403166	13.904285	14.543343	14.715497

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.679639	10.144262	10.284892
	Lincoln Corporate Variable 4 – Band 3	14.288209	14.531222	14.055993	14.731450	14.935670
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.166683	10.317936
	Lincoln Corporate Variable 4 – Band 4	14.692327	14.957162	14.482480	15.193617	15.419652
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.888401	14.152888	13.717441	14.405409	14.634345
BlackRock Equity Dividend V.I. Fund Class I
	Lincoln CVUL III Jumbo			11.220310	12.244076	12.144628
	Lincoln CVUL III Super Jumbo			11.209301	12.213731	12.096365
	Lincoln CVUL III Super Jumbo/0.15%			11.223982	12.254208	12.160758
	Lincoln CVUL III SC (Elite)			11.183657	12.143216	11.984495
	Lincoln CVUL III LC (Elite)			11.205634	12.203632	12.080320
	Lincoln CVUL III LC (Elite)/0.20%			11.220310	12.244076	12.144628
	Lincoln Corporate Variable 4 – Band 1			11.183657	12.143216	11.984495
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.491733	10.390914
	Lincoln Corporate Variable 4 – Band 2			11.205634	12.203632	12.080320
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.220310	12.244076	12.144628
	Lincoln Corporate Variable 4 – Band 3			11.220310	12.244076	12.144628
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.505970	10.431068
	Lincoln Corporate Variable 4 – Band 4			11.227655	12.264348	12.176910
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			11.235004	12.284706	12.209329
BlackRock Global Allocation V.I. Fund Class I
	Lincoln CVUL III Jumbo	12.371713	13.616374	15.594565	15.891733	15.747316
	Lincoln CVUL III Super Jumbo	12.323166	13.542623	15.486860	15.758318	15.591701
	Lincoln CVUL III Super Jumbo/0.15%	10.151697	11.178599	12.809029	13.059647	12.947440
	Lincoln CVUL III SC (Elite)	12.210630	13.372084	15.238429	15.451351	15.234547
	Lincoln CVUL III LC (Elite)	12.307028	13.518113	15.451086	15.714059	15.540135
	Lincoln CVUL III LC (Elite)/0.20%	10.151141	11.172406	12.795492	13.039547	12.918616
	Lincoln Corporate Variable 4 – Band 1	12.210641	13.372187	15.238546	15.451470	15.234665
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.915684	9.810842
	Lincoln Corporate Variable 4 – Band 2	12.307986	13.519187	15.452349	15.715351	15.541384
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.690466	10.894260	10.795235
	Lincoln Corporate Variable 4 – Band 3	12.371713	13.616374	15.594565	15.891733	15.747316
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.929145	9.848760
	Lincoln Corporate Variable 4 – Band 4	12.404182	13.665764	15.666782	15.981303	15.851920
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.436734	13.715330	15.739356	16.071477	15.957318
ClearBridge Variable Mid Cap Core Portfolio Class I
	Lincoln CVUL III Jumbo			10.483829	11.312113	11.549777
	Lincoln CVUL III Super Jumbo			10.481678	11.292838	11.512811
	Lincoln CVUL III Super Jumbo/0.15%			10.484547	11.318546	11.562125
	Lincoln CVUL III SC (Elite)			10.476659	11.247990	11.427016
	Lincoln CVUL III LC (Elite)			10.480960	11.286421	11.500515
	Lincoln CVUL III LC (Elite)/0.20%			10.483829	11.312113	11.549777
	Lincoln Corporate Variable 4 – Band 1			10.476659	11.247990	11.427016
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.340257	10.541674
	Lincoln Corporate Variable 4 – Band 2			10.480960	11.286421	11.500515
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.483829	11.312113	11.549777
	Lincoln Corporate Variable 4 – Band 3			10.483829	11.312113	11.549777
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.354292	10.582411
	Lincoln Corporate Variable 4 – Band 4			10.485264	11.324982	11.574487
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.486699	11.337869	11.599255
ClearBridge Variable Small Cap Growth Portfolio Class I
	Lincoln CVUL III Jumbo			10.592442	11.002428	10.500048
	Lincoln CVUL III Super Jumbo			10.590269	10.983680	10.466435
	Lincoln CVUL III Super Jumbo/0.15%			10.593166	11.008685	10.511276
	Lincoln CVUL III SC (Elite)			10.585199	10.940056	10.388421
	Lincoln CVUL III LC (Elite)			10.589544	10.977437	10.455254
	Lincoln CVUL III LC (Elite)/0.20%			10.592442	11.002428	10.500048
	Lincoln Corporate Variable 4 – Band 1			10.585199	10.940056	10.388421
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.807235	10.298300

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 2			10.589544	10.977437	10.455251
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.592442	11.002428	10.500048
	Lincoln Corporate Variable 4 – Band 3			10.592442	11.002428	10.500048
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.821902	10.338104
	Lincoln Corporate Variable 4 – Band 4			10.593891	11.014945	10.522515
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.595340	11.027473	10.545027
Delaware VIP Diversified Income Series Standard Class
	Lincoln CVUL	16.894168	17.983399	17.632664	18.440480	18.113689
	Lincoln CVUL/0.35%	11.102452	11.859696	11.669169	12.246557	12.071712
	Lincoln CVUL LC	17.291737	18.461891	18.156218	19.045059	18.763767
	Lincoln CVUL LC/0.20%	11.131764	11.908857	11.735134	12.334271	12.176425
	Lincoln CVUL III Jumbo	17.557860	18.783543	18.509532	19.454533	19.205568
	Lincoln CVUL III Super Jumbo	17.357803	18.541694	18.243821	19.146520	18.873163
	Lincoln CVUL III Super Jumbo/0.15%	10.099166	10.809572	10.657212	11.206915	11.069031
	Lincoln CVUL III SC (Elite)	16.894168	17.983399	17.632664	18.440480	18.113689
	Lincoln CVUL III LC (Elite)	17.291737	18.461891	18.156218	19.045059	18.763767
	Lincoln CVUL III LC (Elite)/0.20%	11.131764	11.908857	11.735134	12.334271	12.176425
	Lincoln Corporate Variable 4 – Band 1	16.899604	17.989205	17.638356	18.446446	18.119550
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.064608	9.920909
	Lincoln Corporate Variable 4 – Band 2	17.291605	18.461751	18.156080	19.044914	18.763625
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.692364	10.187206	10.056839
	Lincoln Corporate Variable 4 – Band 3	17.105418	18.299517	18.032566	18.953217	18.710667
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.078253	9.959234
	Lincoln Corporate Variable 4 – Band 4	17.692549	18.946569	18.688861	19.662665	19.430459
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.027873	17.181069	16.964334	17.866134	17.672809
Delaware VIP Emerging Markets Series Standard Class
	Lincoln CVUL	24.489411	27.830641	30.437938	27.789226	23.592297
	Lincoln CVUL/0.35%	9.357966	10.671998	11.712709	10.730997	9.142318
	Lincoln CVUL LC	25.057454	28.561713	31.331324	28.690894	24.433014
	Lincoln CVUL LC/0.20%	9.382699	10.716254	11.778932	10.807884	9.221665
	Lincoln CVUL III Jumbo	25.443120	29.059345	31.941014	29.307816	25.006457
	Lincoln CVUL III Super Jumbo	25.153161	28.685131	31.482446	28.843714	24.573523
	Lincoln CVUL III Super Jumbo/0.15%	10.160836	11.610795	12.768560	11.721792	10.006455
	Lincoln CVUL III SC (Elite)	24.489411	27.830641	30.437938	27.789226	23.592297
	Lincoln CVUL III LC (Elite)	25.057454	28.561713	31.331324	28.690894	24.433014
	Lincoln CVUL III LC (Elite)/0.20%	9.382699	10.716254	11.778932	10.807884	9.221665
	Lincoln Corporate Variable 4 – Band 1	24.489158	27.830141	30.437391	27.788727	23.591873
	Lincoln Corporate Variable 4 – Band 1/0.35%				8.773229	7.474389
	Lincoln Corporate Variable 4 – Band 2	25.057449	28.561704	31.331317	28.690891	24.431088
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.578154	9.705955	8.281461
	Lincoln Corporate Variable 4 – Band 3	23.399791	26.725596	29.375837	26.954102	22.998183
	Lincoln Corporate Variable 4 – Band 3/0.10%				8.785150	7.503311
	Lincoln Corporate Variable 4 – Band 4	25.639214	29.312595	32.251603	29.622432	25.300224
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.249531	17.451796	19.220795	17.671585	15.108251
Delaware VIP High Yield Series Standard Class
	Lincoln CVUL	17.036913	19.933550	21.618717	21.406456	19.854897
	Lincoln CVUL/0.35%	11.200685	13.150962	14.312728	14.221894	13.237354
	Lincoln CVUL LC	18.804118	22.067284	24.004724	23.840697	22.180109
	Lincoln CVUL LC/0.20%	11.230270	13.205480	14.393631	14.323755	13.352188
	Lincoln CVUL III Jumbo	24.067680	28.300767	30.847103	30.697351	28.615178
	Lincoln CVUL III Super Jumbo	19.864957	23.323866	25.384315	25.223216	23.477087
	Lincoln CVUL III Super Jumbo/0.15%	10.288166	12.103722	13.199340	13.141831	12.256563
	Lincoln CVUL III SC (Elite)	17.036913	19.933550	21.618717	21.406456	19.854897
	Lincoln CVUL III LC (Elite)	18.804118	22.067284	24.004724	23.840697	22.180109
	Lincoln CVUL III LC (Elite)/0.20%	11.230270	13.205480	14.393631	14.323755	13.352188
	Lincoln Corporate Variable 4 – Band 1	18.631656	21.799382	23.642344	23.410303	21.713503
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.479464	8.823229
	Lincoln Corporate Variable 4 – Band 2	19.112775	22.429502	24.398743	24.231779	22.543005
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.251906	10.202137	9.510135
	Lincoln Corporate Variable 4 – Band 3	17.197425	20.222151	22.041621	21.934612	20.446806

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.492334	8.857337
	Lincoln Corporate Variable 4 – Band 4	19.135687	22.523829	24.574945	24.480114	22.842491
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.442068	18.194390	19.871106	19.814230	18.507247
Delaware VIP International Value Equity Series Standard Class
	Lincoln CVUL	14.370973	16.439890	20.044801	18.179033	18.140184
	Lincoln CVUL/0.35%	9.228250	10.593789	12.962034	11.796775	11.812860
	Lincoln CVUL LC	15.411622	17.683298	21.625596	19.671657	19.688627
	Lincoln CVUL LC/0.20%	9.254154	10.642713	13.041429	11.886862	11.920947
Delaware VIP Limited-Term Diversified Income Series Standard Class
	Lincoln CVUL	12.767095	13.029503	12.801087	12.927387	12.938296
	Lincoln CVUL/0.35%	10.479253	10.732133	10.580964	10.722822	10.769497
	Lincoln CVUL LC	13.018794	13.326193	13.132003	13.301526	13.353413
	Lincoln CVUL LC/0.20%	10.506933	10.776631	10.640787	10.799592	10.862818
	Lincoln CVUL III Jumbo	13.197167	13.535920	13.365293	13.564812	13.644307
	Lincoln CVUL III Super Jumbo	13.066647	13.381964	13.193471	13.370355	13.428553
	Lincoln CVUL III Super Jumbo/0.15%	10.036713	10.299490	10.174747	10.331801	10.397546
	Lincoln CVUL III SC (Elite)	12.767095	13.029503	12.801087	12.927387	12.938296
	Lincoln CVUL III LC (Elite)	13.018794	13.326193	13.132003	13.301526	13.353413
	Lincoln CVUL III LC (Elite)/0.20%	10.506933	10.776631	10.640787	10.799592	10.862818
	Lincoln Corporate Variable 4 – Band 1	12.767095	13.029503	12.801087	12.927387	12.938296
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.034783	10.078463
	Lincoln Corporate Variable 4 – Band 2	13.017917	13.325298	13.131131	13.300388	13.351353
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.897570	10.046646	10.106157
	Lincoln Corporate Variable 4 – Band 3	13.191011	13.529670	13.359235	13.558617	13.638076
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.048401	10.117400
	Lincoln Corporate Variable 4 – Band 4	13.284903	13.639539	13.481082	13.696018	13.790064
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.237974	13.604857	13.460441	13.688651	13.796357
Delaware VIP REIT Series Standard Class
	Lincoln CVUL	30.734664	35.690782	36.200744	46.539126	47.946079
	Lincoln CVUL/0.35%	12.768092	14.878957	15.144476	19.537685	20.198913
	Lincoln CVUL LC	35.618389	41.486228	42.205441	54.421486	56.235188
	Lincoln CVUL LC/0.20%	12.801754	14.940560	15.230013	19.677492	20.373989
	Lincoln CVUL III Jumbo	24.597771	28.707355	29.263516	37.809069	39.147346
	Lincoln CVUL III Super Jumbo	21.638238	25.215546	25.665525	33.110749	34.231341
	Lincoln CVUL III Super Jumbo/0.15%	10.836732	12.653560	12.905156	16.682057	17.281168
	Lincoln CVUL III SC (Elite)	30.734664	35.690782	36.200744	46.539126	47.946079
	Lincoln CVUL III LC (Elite)	35.618389	41.486228	42.205441	54.421486	56.235188
	Lincoln CVUL III LC (Elite)/0.20%	12.801754	14.940560	15.230013	19.677492	20.373989
	Lincoln Corporate Variable 4 – Band 1	19.793750	22.985674	23.314126	29.972270	30.878380
	Lincoln Corporate Variable 4 – Band 1/0.35%				11.243196	11.623703
	Lincoln Corporate Variable 4 – Band 2	20.304348	23.649326	24.059320	31.023110	32.057000
	Lincoln Corporate Variable 4 – Band 2/0.20%			8.882122	11.475890	11.882088
	Lincoln Corporate Variable 4 – Band 3	16.309107	19.033896	19.402652	25.068624	25.955946
	Lincoln Corporate Variable 4 – Band 3/0.10%				11.258435	11.668594
	Lincoln Corporate Variable 4 – Band 4	19.903376	23.251888	23.726079	30.685217	31.803130
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.913495	15.101120	15.424505	19.968627	20.716821
Delaware VIP Small Cap Value Series Standard Class
	Lincoln CVUL	26.573477	30.057278	39.848582	41.891005	39.011196
	Lincoln CVUL/0.35%	11.809699	13.404774	17.833701	18.813505	17.581632
	Lincoln CVUL LC	30.166246	34.223380	45.507690	47.983944	44.819616
	Lincoln CVUL LC/0.20%	11.840919	13.460380	17.934536	18.948286	17.734189
	Lincoln CVUL III Jumbo	24.526789	27.881268	37.148850	39.248690	36.733853
	Lincoln CVUL III Super Jumbo	21.982289	24.951323	33.195221	35.019004	32.726026
	Lincoln CVUL III Super Jumbo/0.15%	10.606573	12.063240	16.081028	16.998507	15.917299
	Lincoln CVUL III SC (Elite)	26.573477	30.057278	39.848582	41.891005	39.011196
	Lincoln CVUL III LC (Elite)	30.166246	34.223380	45.507690	47.983944	44.819616
	Lincoln CVUL III LC (Elite)/0.20%	11.840919	13.460380	17.934536	18.948286	17.734189
	Lincoln Corporate Variable 4 – Band 1	19.425701	21.972404	29.130026	30.624398	28.526792
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.091401	9.430636
	Lincoln Corporate Variable 4 – Band 2	19.927127	22.607286	30.061693	31.697460	29.607151

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.894220	12.565186	11.760079
	Lincoln Corporate Variable 4 – Band 3	17.058429	19.391478	25.837098	27.297540	25.548466
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.105095	9.467084
	Lincoln Corporate Variable 4 – Band 4	19.253089	21.908184	29.219526	30.902053	28.950977
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.336265	15.190576	20.280326	21.469575	20.134178
Delaware VIP Smid Cap Growth Series Standard Class
	Lincoln CVUL	17.190777	18.952385	26.597770	27.243823	29.093365
	Lincoln CVUL/0.35%	13.818590	15.287847	21.530737	22.131308	23.716625
	Lincoln CVUL LC	17.793342	19.675752	27.695804	28.453756	30.476736
	Lincoln CVUL LC/0.20%	13.855003	15.351322	21.651893	22.288968	23.921448
	Lincoln CVUL III Jumbo	23.353425	25.875563	36.495555	37.569388	40.321027
	Lincoln CVUL III Super Jumbo	20.854601	23.072245	32.492968	33.398897	35.791355
	Lincoln CVUL III Super Jumbo/0.15%	10.191733	11.298073	15.943050	16.420360	17.631826
	Lincoln CVUL III SC (Elite)	17.190777	18.952385	26.597770	27.243823	29.093365
	Lincoln CVUL III LC (Elite)	17.793342	19.675752	27.695804	28.453756	30.476736
	Lincoln CVUL III LC (Elite)/0.20%	13.855003	15.351322	21.651893	22.288968	23.921448
	Lincoln Corporate Variable 4 – Band 1	18.577473	20.481181	28.743281	29.441448	31.440183
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.838818	11.615234
	Lincoln Corporate Variable 4 – Band 2	19.055957	21.071803	29.660900	30.472632	32.639174
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.465385	12.832163	13.772011
	Lincoln Corporate Variable 4 – Band 3	17.793905	19.715624	27.807426	28.625632	30.722218
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.853518	11.660099
	Lincoln Corporate Variable 4 – Band 4	18.395001	20.402020	28.804273	29.681462	31.887251
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.319445	17.007897	24.036337	24.793106	26.662263
Delaware VIP U.S. Growth Series Standard Class
	Lincoln CVUL III Jumbo	15.923163	18.470315	24.839944	27.959285	29.406925
	Lincoln CVUL III Super Jumbo	15.059373	17.442184	23.422125	26.323914	27.645374
	Lincoln CVUL III Super Jumbo/0.15%	10.565900	12.262201	16.499155	18.580365	19.552171
	Lincoln CVUL III SC (Elite)	11.939329	13.780181	18.440028	20.652188	21.613135
	Lincoln CVUL III LC (Elite)	12.312372	14.253385	19.130506	21.489858	22.557523
	Lincoln CVUL III LC (Elite)/0.20%	10.565322	12.255417	16.481757	18.551494	19.512028
	Lincoln Corporate Variable 4 – Band 1	14.143564	16.324274	21.844420	24.464988	25.603345
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.900656	11.447869
	Lincoln Corporate Variable 4 – Band 2	14.531333	16.822241	22.578365	25.362913	26.622811
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.995262	13.503601	14.202598
	Lincoln Corporate Variable 4 – Band 3	14.649053	16.992393	22.852342	25.722115	27.053909
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.915445	11.492101
	Lincoln Corporate Variable 4 – Band 4	14.669169	17.032809	22.929623	25.834825	27.199625
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.033658	13.986549	18.847542	21.256832	22.402208
Delaware VIP Value Series Standard Class
	Lincoln CVUL III Jumbo	18.433476	21.106776	28.161852	32.038594	31.842525
	Lincoln CVUL III Super Jumbo	16.860988	19.277317	25.682364	29.173998	28.951989
	Lincoln CVUL III Super Jumbo/0.15%	10.717710	12.278172	16.390415	18.656033	18.551138
	Lincoln CVUL III SC (Elite)	15.104996	17.209366	22.847283	25.862815	25.576308
	Lincoln CVUL III LC (Elite)	15.571140	17.793712	23.693980	26.901833	26.684537
	Lincoln CVUL III LC (Elite)/0.20%	10.717124	12.271386	16.373172	18.627017	18.513019
	Lincoln Corporate Variable 4 – Band 1	15.432828	17.582871	23.343151	26.424130	26.131405
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.581776	10.501251
	Lincoln Corporate Variable 4 – Band 2	15.831242	18.090955	24.089787	27.351226	27.129516
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.518957	13.105795	13.025589
	Lincoln Corporate Variable 4 – Band 3	14.000969	16.031448	21.390062	24.334605	24.185681
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.596136	10.541835
	Lincoln Corporate Variable 4 – Band 4	15.904811	18.229596	24.347277	27.726618	27.584505
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.108633	13.892421	18.573129	21.172187	21.084754
Deutsche Alternative Asset Allocation VIP Portfolio A
	Lincoln CVUL III Jumbo	12.626311	13.826304	13.927551	14.386230	13.453788
	Lincoln CVUL III Super Jumbo	12.576773	13.751423	13.831359	14.265456	13.320836
	Lincoln CVUL III Super Jumbo/0.15%	10.105209	11.071130	11.157780	11.531006	10.789020
	Lincoln CVUL III SC (Elite)	12.461936	13.578272	13.609482	13.987573	13.015696

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III LC (Elite)	12.560303	13.726553	13.799442	14.225423	13.276811
	Lincoln CVUL III LC (Elite)/0.20%	10.104656	11.064992	11.146019	11.513093	10.766874
	Lincoln Corporate Variable 4 – Band 1	12.461936	13.578272	13.609482	13.987573	13.015696
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.839251	9.187723
	Lincoln Corporate Variable 4 – Band 2	12.560303	13.726553	13.799442	14.225423	13.276811
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.759774	10.081195	9.427783
	Lincoln Corporate Variable 4 – Band 3	12.626311	13.826304	13.927551	14.386230	13.453788
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.852607	9.223235
	Lincoln Corporate Variable 4 – Band 4	12.659445	13.876450	13.992050	14.467313	13.543159
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.692769	13.926896	14.056967	14.548978	13.633239
Deutsche Equity 500 Index VIP Portfolio A
	Lincoln CVUL	10.834775	12.448199	16.307908	18.362724	18.440821
	Lincoln CVUL/0.35%	10.988410	12.669274	16.656191	18.821670	18.968091
	Lincoln CVUL LC	10.656942	12.280651	16.136711	18.224546	18.357830
	Lincoln CVUL LC/0.20%	11.017726	12.721807	16.749824	18.954832	19.130883
	Lincoln CVUL III Jumbo	16.081760	18.569081	24.448480	27.666967	27.923935
	Lincoln CVUL III Super Jumbo	15.033424	17.332599	22.786323	25.747359	25.947540
	Lincoln CVUL III Super Jumbo/0.15%	10.566721	12.207144	16.080239	18.206199	18.384488
	Lincoln CVUL III SC (Elite)	10.834775	12.448199	16.307908	18.362724	18.440821
	Lincoln CVUL III LC (Elite)	10.656942	12.280651	16.136711	18.224546	18.357830
	Lincoln CVUL III LC (Elite)/0.20%	11.017726	12.721807	16.749824	18.954832	19.130883
	Lincoln Corporate Variable 4 – Band 1	13.718622	15.761484	20.648515	23.250253	23.349137
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.710461	10.793732
	Lincoln Corporate Variable 4 – Band 2	14.073843	16.218156	21.310569	24.067801	24.242799
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.555167	13.076332	13.197784
	Lincoln Corporate Variable 4 – Band 3	12.912393	14.909517	19.630214	22.214407	22.420732
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.724992	10.835436
	Lincoln Corporate Variable 4 – Band 4	14.128445	16.329964	21.521900	24.379482	24.630540
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.490896	13.294707	17.539132	19.887771	20.112680
Deutsche Small Cap Index VIP Portfolio A
	Lincoln CVUL	17.299737	19.970857	27.494074	28.596895	27.092320
	Lincoln CVUL/0.35%	10.986171	12.726903	17.582619	18.352006	17.447443
	Lincoln CVUL LC	18.237310	21.116418	29.158427	30.419280	28.912930
	Lincoln CVUL LC/0.20%	11.015203	12.779682	17.682011	18.483456	17.598810
	Lincoln CVUL III Jumbo	20.596444	23.895696	33.062163	34.560718	32.906585
	Lincoln CVUL III Super Jumbo	18.501917	21.433506	29.611065	30.906798	29.383414
	Lincoln CVUL III Super Jumbo/0.15%	10.573288	12.273108	16.989595	17.768538	16.926573
	Lincoln CVUL III SC (Elite)	17.299737	19.970857	27.494074	28.596895	27.092320
	Lincoln CVUL III LC (Elite)	18.237310	21.116418	29.158427	30.419280	28.912930
	Lincoln CVUL III LC (Elite)/0.20%	11.015203	12.779682	17.682011	18.483456	17.598810
	Lincoln Corporate Variable 4 – Band 1	16.104192	18.590741	25.594209	26.620826	25.220268
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.370208	9.859067
	Lincoln Corporate Variable 4 – Band 2	16.519447	19.127358	26.411853	27.553812	26.182650
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.200883	12.753667	12.143256
	Lincoln Corporate Variable 4 – Band 3	14.359315	16.659469	23.050092	24.094837	22.941616
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.384286	9.897175
	Lincoln Corporate Variable 4 – Band 4	15.368505	17.848153	24.719432	25.865696	24.652380
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.758124	13.668899	18.950155	19.848739	18.936603
Fidelity VIP Asset Manager Portfolio Service Class
	Lincoln CVUL	13.754661	15.355929	17.617278	18.489053	18.364753
	Lincoln CVUL/0.35%	10.619396	11.897217	13.697066	14.425253	14.378523
	Lincoln CVUL LC	13.716032	15.358790	17.673480	18.603766	18.534228
	Lincoln CVUL LC/0.20%	10.647462	11.946560	13.774502	14.528586	14.503266
	Lincoln CVUL III Jumbo	15.911154	17.852474	20.584095	21.710964	21.673124
	Lincoln CVUL III Super Jumbo	14.797708	16.578302	19.086321	20.101021	20.035904
	Lincoln CVUL III Super Jumbo/0.15%	10.147643	11.391448	13.141029	13.867362	13.850118
	Lincoln CVUL III SC (Elite)	13.754661	15.355929	17.617278	18.489053	18.364753
	Lincoln CVUL III LC (Elite)	13.716032	15.358790	17.673480	18.603766	18.534228
	Lincoln CVUL III LC (Elite)/0.20%	10.647462	11.946560	13.774502	14.528586	14.503266
	Lincoln Corporate Variable 4 – Band 1	13.738648	15.338052	17.596768	18.467529	18.343373

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.999361	9.966969
	Lincoln Corporate Variable 4 – Band 2	14.093008	15.780917	18.159225	19.115081	19.043714
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.817744	11.410405	11.390520
	Lincoln Corporate Variable 4 – Band 3	13.772179	15.452547	17.817040	18.792438	18.759685
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.012935	10.005487
	Lincoln Corporate Variable 4 – Band 4	14.427400	16.203857	18.701928	19.745504	19.730817
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.913129	14.517649	16.772499	17.726115	17.730652
Fidelity VIP Contrafund Portfolio Service Class
	Lincoln CVUL	15.920225	18.387415	23.946061	26.588895	26.550699
	Lincoln CVUL/0.35%	10.750363	12.459904	16.283324	18.143971	18.181075
	Lincoln CVUL LC	16.074019	18.620786	24.322786	27.088327	27.130711
	Lincoln CVUL LC/0.20%	10.779104	12.511929	16.375987	18.274469	18.339717
	Lincoln CVUL III Jumbo	19.651174	22.810254	29.854743	33.315829	33.434781
	Lincoln CVUL III Super Jumbo	18.560442	21.511906	28.113258	31.325437	31.390147
	Lincoln CVUL III Super Jumbo/0.15%	10.445416	12.130659	15.884903	17.735318	17.807545
	Lincoln CVUL III SC (Elite)	15.920225	18.387415	23.946061	26.588895	26.550699
	Lincoln CVUL III LC (Elite)	16.074019	18.620786	24.322786	27.088327	27.130711
	Lincoln CVUL III LC (Elite)/0.20%	10.779104	12.511929	16.375987	18.274469	18.339717
	Lincoln Corporate Variable 4 – Band 1	16.909009	19.529422	25.433313	28.240269	28.200922
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.617756	10.639680
	Lincoln Corporate Variable 4 – Band 2	17.344972	20.093110	26.245959	29.230169	29.275883
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.765157	13.128547	13.175422
	Lincoln Corporate Variable 4 – Band 3	15.430838	17.911466	23.443064	26.160839	26.254247
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.632173	10.680814
	Lincoln Corporate Variable 4 – Band 4	16.970941	19.718850	25.834421	28.858266	28.990287
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.254001	14.252386	18.691265	20.899910	21.016535
Fidelity VIP Equity-Income Portfolio Service Class
	Lincoln CVUL III Jumbo	15.871683	18.562485	23.714651	25.713697	24.613135
	Lincoln CVUL III Super Jumbo	14.788115	17.269307	22.029497	23.850691	22.795633
	Lincoln CVUL III Super Jumbo/0.15%	10.657601	12.470665	15.939960	17.292275	16.560437
	Lincoln CVUL III SC (Elite)	13.314308	15.493930	19.695744	21.249505	20.238522
	Lincoln CVUL III LC (Elite)	13.728083	16.023412	20.429969	22.107803	21.119194
	Lincoln CVUL III LC (Elite)/0.20%	10.657018	12.463753	15.923150	17.265407	16.526437
	Lincoln Corporate Variable 4 – Band 1	13.414808	15.610882	19.844413	21.409901	20.391288
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.164365	9.714735
	Lincoln Corporate Variable 4 – Band 2	13.760285	16.061000	20.477903	22.159727	21.168879
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.209287	12.158693	11.638285
	Lincoln Corporate Variable 4 – Band 3	12.168036	14.230942	18.180853	19.713423	18.869677
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.178161	9.752282
	Lincoln Corporate Variable 4 – Band 4	13.756050	16.104265	20.594700	22.353088	21.417779
Fidelity VIP Freedom 2020 Portfolio Service Class
	Lincoln CVUL III Jumbo			10.805940	11.287362	11.223553
	Lincoln CVUL III Super Jumbo			10.795337	11.259385	11.178948
	Lincoln CVUL III Super Jumbo/0.15%			10.809477	11.296704	11.238461
	Lincoln CVUL III SC (Elite)			10.770635	11.194372	11.075556
	Lincoln CVUL III LC (Elite)			10.791805	11.250074	11.164119
	Lincoln CVUL III LC (Elite)/0.20%			10.805940	11.287362	11.223553
	Lincoln Corporate Variable 4 – Band 1			10.770635	11.194372	11.075556
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.080302	10.008289
	Lincoln Corporate Variable 4 – Band 2			10.791824	11.250099	11.164140
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.805940	11.287362	11.223553
	Lincoln Corporate Variable 4 – Band 3			10.805940	11.287362	11.223553
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.093983	10.046965
	Lincoln Corporate Variable 4 – Band 4			10.813015	11.306053	11.253388
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.820095	11.324773	11.283303
Fidelity VIP Freedom 2030 Portfolio Service Class
	Lincoln CVUL III Jumbo			11.134620	11.652592	11.590271
	Lincoln CVUL III Super Jumbo			11.123697	11.623711	11.544209
	Lincoln CVUL III Super Jumbo/0.15%			11.138264	11.662235	11.605665
	Lincoln CVUL III SC (Elite)			11.098250	11.556600	11.437440

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III LC (Elite)			11.120058	11.614100	11.528895
	Lincoln CVUL III LC (Elite)/0.20%			11.134620	11.652592	11.590271
	Lincoln Corporate Variable 4 – Band 1			11.098250	11.556600	11.437440
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.067609	9.998749
	Lincoln Corporate Variable 4 – Band 2			11.120064	11.614109	11.528906
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.134620	11.652592	11.590194
	Lincoln Corporate Variable 4 – Band 3			11.134620	11.652592	11.590271
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.081274	10.037392
	Lincoln Corporate Variable 4 – Band 4			11.141909	11.671885	11.621080
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			11.149203	11.691211	11.651972
Fidelity VIP Freedom 2040 Portfolio Service Class
	Lincoln CVUL III Jumbo			11.331351	11.855113	11.789722
	Lincoln CVUL III Super Jumbo			11.320236	11.825731	11.742867
	Lincoln CVUL III Super Jumbo/0.15%			11.335059	11.864923	11.805382
	Lincoln CVUL III SC (Elite)			11.294342	11.757455	11.634262
	Lincoln CVUL III LC (Elite)			11.316533	11.815953	11.727291
	Lincoln CVUL III LC (Elite)/0.20%			11.331351	11.855113	11.789722
	Lincoln Corporate Variable 4 – Band 1			11.294342	11.757455	11.634262
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.063882	9.993364
	Lincoln Corporate Variable 4 – Band 2			11.316533	11.816181	11.727468
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.331351	11.855113	11.790135
	Lincoln Corporate Variable 4 – Band 3			11.331351	11.855113	11.789722
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.077543	10.031987
	Lincoln Corporate Variable 4 – Band 4			11.338768	11.874742	11.821062
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			11.346187	11.894402	11.852485
Fidelity VIP Freedom 2050 Portfolio Service Class
	Lincoln CVUL III Jumbo			11.381203	11.905259	11.835909
	Lincoln CVUL III Super Jumbo			11.370039	11.875753	11.788871
	Lincoln CVUL III Super Jumbo/0.15%			11.384927	11.915111	11.851630
	Lincoln CVUL III SC (Elite)			11.344031	11.807187	11.679840
	Lincoln CVUL III LC (Elite)			11.366320	11.865933	11.773233
	Lincoln CVUL III LC (Elite)/0.20%			11.381203	11.905259	11.835909
	Lincoln Corporate Variable 4 – Band 1			11.344031	11.807187	11.679840
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.063870	9.990244
	Lincoln Corporate Variable 4 – Band 2			11.366349	11.865961	11.773183
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.381203	11.905259	11.835285
	Lincoln Corporate Variable 4 – Band 3			11.381203	11.905259	11.835909
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.077531	10.028855
	Lincoln Corporate Variable 4 – Band 4			11.388652	11.924971	11.867372
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			11.396109	11.944722	11.898925
Fidelity VIP Freedom Income Portfolio Service Class
	Lincoln CVUL III Jumbo			10.229068	10.585595	10.519769
	Lincoln CVUL III Super Jumbo			10.219027	10.559355	10.477961
	Lincoln CVUL III Super Jumbo/0.15%			10.232417	10.594356	10.533742
	Lincoln CVUL III SC (Elite)			10.195637	10.498379	10.381053
	Lincoln CVUL III LC (Elite)			10.215683	10.550622	10.464062
	Lincoln CVUL III LC (Elite)/0.20%			10.229068	10.585595	10.519769
	Lincoln Corporate Variable 4 – Band 1			10.195637	10.498379	10.381053
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.087841	10.010082
	Lincoln Corporate Variable 4 – Band 2			10.215691	10.550637	10.464084
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.229068	10.585595	10.519156
	Lincoln Corporate Variable 4 – Band 3			10.229068	10.585595	10.519769
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.101531	10.048760
	Lincoln Corporate Variable 4 – Band 4			10.235767	10.603125	10.547733
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.242471	10.620685	10.575773
Fidelity VIP Growth Portfolio Service Class
	Lincoln CVUL	9.810571	11.159181	15.093192	16.664790	17.715622
	Lincoln CVUL/0.35%	11.578433	13.216203	17.938008	19.875259	21.202623
	Lincoln CVUL LC	9.352747	10.670359	14.475367	16.030459	17.092686

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL LC/0.20%	11.609023	13.270994	18.039390	20.017590	21.386520
	Lincoln CVUL III Jumbo	15.493484	17.711564	24.075500	26.715620	28.542603
	Lincoln CVUL III Super Jumbo	14.517538	16.571044	22.491446	24.920456	26.584762
	Lincoln CVUL III Super Jumbo/0.15%	10.296669	11.776644	16.016104	17.781318	19.006819
	Lincoln CVUL III SC (Elite)	9.810571	11.159181	15.093192	16.664790	17.715622
	Lincoln CVUL III LC (Elite)	9.352747	10.670359	14.475367	16.030459	17.092686
	Lincoln CVUL III LC (Elite)/0.20%	11.609023	13.270994	18.039390	20.017590	21.386520
	Lincoln Corporate Variable 4 – Band 1	13.103378	14.904600	20.159005	22.258087	23.661615
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.495603	11.196549
	Lincoln Corporate Variable 4 – Band 2	13.441752	15.335422	20.803970	23.039211	24.565551
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.179806	13.515418	14.439686
	Lincoln Corporate Variable 4 – Band 3	13.042287	14.909450	20.266559	22.488990	24.026930
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.509848	11.239814
	Lincoln Corporate Variable 4 – Band 4	13.152598	15.050584	20.478856	22.747301	24.327224
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.746145	13.454609	18.325562	20.375850	21.812867
Fidelity VIP High Income Portfolio Service Class
	Lincoln CVUL	14.528928	16.475729	17.321792	17.385799	16.616119
	Lincoln CVUL/0.35%	11.322317	12.884441	13.593567	13.691632	13.131388
	Lincoln CVUL LC	15.047020	17.114480	18.047393	18.168503	17.416358
	Lincoln CVUL LC/0.20%	11.352809	12.937112	13.669621	13.788901	13.244534
Fidelity VIP Investment Grade Bond Portfolio Service Class
	Lincoln CVUL III Jumbo			9.723077	10.261984	10.169215
	Lincoln CVUL III Super Jumbo			9.713529	10.236544	10.128799
	Lincoln CVUL III Super Jumbo/0.15%			9.726261	10.270478	10.182723
	Lincoln CVUL III SC (Elite)			9.691286	10.177427	10.035116
	Lincoln CVUL III LC (Elite)			9.710348	10.228078	10.115362
	Lincoln CVUL III LC (Elite)/0.20%			9.723077	10.261984	10.169215
	Lincoln Corporate Variable 4 – Band 1			9.691286	10.177427	10.035116
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.185777	10.078566
	Lincoln Corporate Variable 4 – Band 2			9.710348	10.228078	10.115362
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.723077	10.261984	10.169215
	Lincoln Corporate Variable 4 – Band 3			9.723077	10.261984	10.169215
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.199598	10.117506
	Lincoln Corporate Variable 4 – Band 4			9.729447	10.278980	10.196249
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.735821	10.296001	10.223351
Fidelity VIP Mid Cap Portfolio Service Class
	Lincoln CVUL	14.772996	16.833868	22.744814	23.985688	23.461136
	Lincoln CVUL/0.35%	10.732047	12.272056	16.639277	17.608586	17.283915
	Lincoln CVUL LC	15.071604	17.225727	23.344156	24.690249	24.221201
	Lincoln CVUL LC/0.20%	10.760408	12.322952	16.733342	17.734718	17.433875
	Lincoln CVUL III Jumbo	15.271848	17.489506	23.749011	25.170225	24.743235
	Lincoln CVUL III Super Jumbo	15.120769	17.290544	23.443680	24.809375	24.351934
	Lincoln CVUL III Super Jumbo/0.15%	10.146906	11.626170	15.795071	16.748670	16.472783
	Lincoln CVUL III SC (Elite)	14.772996	16.833868	22.744814	23.985688	23.461136
	Lincoln CVUL III LC (Elite)	15.071604	17.225727	23.344156	24.690249	24.221201
	Lincoln CVUL III LC (Elite)/0.20%	10.760408	12.322952	16.733342	17.734718	17.433875
	Lincoln Corporate Variable 4 – Band 1	14.773974	16.834974	22.746273	23.987252	23.462654
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.250862	10.061857
	Lincoln Corporate Variable 4 – Band 2	15.070744	17.224733	23.342784	24.690252	24.222887
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.106548	12.830943	12.613278
	Lincoln Corporate Variable 4 – Band 3	15.271859	17.489520	23.749030	25.170245	24.743256
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.264773	10.100741
	Lincoln Corporate Variable 4 – Band 4	15.373398	17.623410	23.954762	25.413693	25.007580
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.250260	15.204726	20.687803	21.969725	21.640287
Fidelity VIP Overseas Portfolio Service Class
	Lincoln CVUL	9.536253	11.414955	14.778615	13.477897	13.851051
	Lincoln CVUL/0.35%	9.178856	11.025645	14.324585	13.109658	13.519873
	Lincoln CVUL LC	9.865611	11.844655	15.380963	14.069550	14.502333
	Lincoln CVUL LC/0.20%	9.203131	11.071388	14.405584	13.203588	13.637192
	Lincoln CVUL III Jumbo	17.187010	20.676011	26.902683	24.657934	25.467698

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III Super Jumbo	16.925842	20.331327	26.414584	24.174254	24.930693
	Lincoln CVUL III Super Jumbo/0.15%	10.189684	12.264339	15.965771	14.640917	15.129288
	Lincoln CVUL III SC (Elite)	9.536253	11.414955	14.778615	13.477897	13.851051
	Lincoln CVUL III LC (Elite)	9.865611	11.844655	15.380963	14.069550	14.502333
	Lincoln CVUL III LC (Elite)/0.20%	9.203131	11.071388	14.405584	13.203588	13.637192
	Lincoln Corporate Variable 4 – Band 1	14.299751	17.116913	22.160825	20.210345	20.769895
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.299974	9.590994
	Lincoln Corporate Variable 4 – Band 2	14.668530	17.611035	22.868916	20.918851	21.562661
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.831472	10.845586	11.201749
	Lincoln Corporate Variable 4 – Band 3	12.823189	15.426324	20.072029	18.397228	19.001390
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.312587	9.628038
	Lincoln Corporate Variable 4 – Band 4	14.042223	16.909717	22.024144	20.206665	20.891142
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.113043	12.190353	15.893255	14.596308	15.105843
Franklin Income VIP Fund Class 1
	Lincoln CVUL III Jumbo	12.974554	14.620366	16.660535	17.445718	16.220364
	Lincoln CVUL III Super Jumbo	12.865827	14.476128	16.471453	17.221874	15.988230
	Lincoln CVUL III Super Jumbo/0.15%	10.402261	11.727639	13.370829	14.007976	13.030600
	Lincoln CVUL III SC (Elite)	12.615658	14.145076	16.038558	16.710668	15.459414
	Lincoln CVUL III LC (Elite)	12.829786	14.428363	16.408901	17.147896	15.911590
	Lincoln CVUL III LC (Elite)/0.20%	10.401692	11.721138	13.356740	13.986221	13.003856
	Lincoln Corporate Variable 4 – Band 1	12.616906	14.146435	16.040075	16.712231	15.460860
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.630417	8.940573
	Lincoln Corporate Variable 4 – Band 2	12.829782	14.428359	16.408897	17.147890	15.911584
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.582422	11.081154	10.302835
	Lincoln Corporate Variable 4 – Band 3	12.970611	14.615889	16.655444	17.440400	16.215420
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.643477	8.975113
	Lincoln Corporate Variable 4 – Band 4	13.047548	14.717323	16.787793	17.596561	16.376989
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.120955	14.814924	16.916026	17.748711	16.535129
Franklin Mutual Shares VIP Fund Class 1
	Lincoln CVUL III Jumbo	10.303405	11.784784	15.116259	16.199433	15.408226
	Lincoln CVUL III Super Jumbo	10.217024	11.668476	14.944656	15.991529	15.187666
	Lincoln CVUL III Super Jumbo/0.15%	10.575710	12.102288	15.531275	16.652512	15.847101
	Lincoln CVUL III SC (Elite)	10.018276	11.401534	14.551784	15.516733	14.685222
	Lincoln CVUL III LC (Elite)	10.188392	11.629962	14.887888	15.922821	15.114849
	Lincoln CVUL III LC (Elite)/0.20%	10.575132	12.095579	15.514913	16.626653	15.814580
	Lincoln Corporate Variable 4 – Band 1	10.018276	11.401534	14.551784	15.516733	14.685222
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.992799	9.490480
	Lincoln Corporate Variable 4 – Band 2	10.188491	11.630076	14.888035	15.922983	15.115002
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.352476	12.166029	11.572089
	Lincoln Corporate Variable 4 – Band 3	10.303338	11.784709	15.116141	16.199328	15.408139
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.006364	9.527163
	Lincoln Corporate Variable 4 – Band 4	10.361395	11.862965	15.231752	16.339533	15.557039
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.419694	11.941642	15.348100	16.480815	15.707264
Franklin Rising Dividends VIP Fund Class 1
	Lincoln CVUL III Jumbo			11.504934	12.515988	12.064311
	Lincoln CVUL III Super Jumbo			11.493648	12.484971	12.016370
	Lincoln CVUL III Super Jumbo/0.15%			11.508698	12.526344	12.080334
	Lincoln CVUL III SC (Elite)			11.467358	12.412895	11.905246
	Lincoln CVUL III LC (Elite)			11.489889	12.474649	12.000432
	Lincoln CVUL III LC (Elite)/0.20%			11.504934	12.515988	12.064311
	Lincoln Corporate Variable 4 – Band 1			11.467358	12.412895	11.905246
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.528230	10.133072
	Lincoln Corporate Variable 4 – Band 2			11.489889	12.474649	12.000432
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.504934	12.515988	12.064311
	Lincoln Corporate Variable 4 – Band 3			11.504934	12.515988	12.064311
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.542517	10.172229
	Lincoln Corporate Variable 4 – Band 4			11.512464	12.536709	12.096378
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			11.519959	12.557422	12.128490

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
Franklin Small Cap Value VIP Fund Class 2
	Lincoln CVUL III Jumbo			12.327869	12.373552	11.436662
	Lincoln CVUL III Super Jumbo			12.315780	12.342880	11.391202
	Lincoln CVUL III Super Jumbo/0.15%			12.331901	12.383793	11.451855
	Lincoln CVUL III SC (Elite)			12.287617	12.271607	11.285829
	Lincoln CVUL III LC (Elite)			12.311752	12.332673	11.376089
	Lincoln CVUL III LC (Elite)/0.20%			12.327869	12.373552	11.436662
	Lincoln Corporate Variable 4 – Band 1			12.287617	12.271607	11.285829
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.775177	9.021477
	Lincoln Corporate Variable 4 – Band 2			12.311752	12.332673	11.376089
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.327869	12.373552	11.436662
	Lincoln Corporate Variable 4 – Band 3			12.327869	12.373552	11.436662
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.788453	9.056357
	Lincoln Corporate Variable 4 – Band 4			12.335935	12.394043	11.467062
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			12.344117	12.414672	11.497652
Franklin Small-Mid Cap Growth VIP Fund Class 1
	Lincoln CVUL III Jumbo	19.461291	21.581261	29.830449	32.086513	31.240007
	Lincoln CVUL III Super Jumbo	17.787555	19.695639	27.183302	29.195332	28.382473
	Lincoln CVUL III Super Jumbo/0.15%	10.254851	11.377626	15.734450	16.932905	16.494431
	Lincoln CVUL III SC (Elite)	15.096856	16.657910	22.910470	24.520252	23.754228
	Lincoln CVUL III LC (Elite)	15.566139	17.227801	23.765071	25.511163	24.789009
	Lincoln CVUL III LC (Elite)/0.20%	10.254290	11.371315	15.717866	16.906599	16.460843
	Lincoln Corporate Variable 4 – Band 1	16.016828	17.673155	24.312870	26.023947	25.222402
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.397772	10.107929
	Lincoln Corporate Variable 4 – Band 2	16.430338	18.183743	25.084093	26.927264	26.164488
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.247132	13.173378	12.825835
	Lincoln Corporate Variable 4 – Band 3	14.744645	16.349016	22.602916	24.313604	23.672156
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.411886	10.147346
	Lincoln Corporate Variable 4 – Band 4	15.528836	17.237676	23.850392	25.679855	25.027388
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.606950	14.008243	19.401461	20.910570	20.399686
Franklin Small-Mid Cap Growth VIP Fund Class 2
	Lincoln CVUL	10.450438	11.503657	15.782036	16.842996	16.281051
	Lincoln CVUL/0.35%	11.244675	12.421099	17.101122	18.315076	17.766009
	Lincoln CVUL LC	10.819758	11.945978	16.438058	17.595836	17.059905
	Lincoln CVUL LC/0.20%	11.274448	12.472925	17.197490	18.445548	17.919516
Franklin U.S. Government Securities VIP Fund Class 1
	Lincoln CVUL III Jumbo	12.999471	13.248295	12.958151	13.402622	13.470723
	Lincoln CVUL III Super Jumbo	12.909850	13.137241	12.830268	13.250465	13.297832
	Lincoln CVUL III Super Jumbo/0.15%	10.072037	10.269959	10.050066	10.399986	10.458058
	Lincoln CVUL III SC (Elite)	12.703126	12.881717	12.536757	12.902112	12.902995
	Lincoln CVUL III LC (Elite)	12.880113	13.100430	12.787921	13.200131	13.240696
	Lincoln CVUL III LC (Elite)/0.20%	10.071485	10.264264	10.039472	10.383831	10.436592
	Lincoln Corporate Variable 4 – Band 1	12.703126	12.881717	12.536757	12.902112	12.902995
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.121174	10.157354
	Lincoln Corporate Variable 4 – Band 2	12.879899	13.100237	12.787797	13.200139	13.240723
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.773346	10.108576	10.159939
	Lincoln Corporate Variable 4 – Band 3	12.999448	13.248280	12.958028	13.402647	13.470748
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.134907	10.196595
	Lincoln Corporate Variable 4 – Band 4	13.059564	13.322851	13.044113	13.505028	13.587229
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.119942	13.397836	13.130653	13.608225	13.704752
Goldman Sachs VIT Global Trends Allocation Fund Service Class
	Lincoln CVUL III Jumbo				10.380648	9.757295
	Lincoln CVUL III Super Jumbo				10.370247	9.732902
	Lincoln CVUL III Super Jumbo/0.15%				10.384117	9.765440
	Lincoln CVUL III SC (Elite)				10.346018	9.676219
	Lincoln CVUL III LC (Elite)				10.366782	9.724784
	Lincoln CVUL III LC (Elite)/0.20%				10.380648	9.757295
	Lincoln Corporate Variable 4 – Band 1				10.346018	9.676219
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.093226	9.472906

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 2				10.366782	9.724784
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.380648	9.757295
	Lincoln Corporate Variable 4 – Band 3				10.380648	9.757295
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.106924	9.509517
	Lincoln Corporate Variable 4 – Band 4				10.387588	9.773592
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.394543	9.789925
Goldman Sachs VIT Mid Cap Value Fund Service Class
	Lincoln CVUL III Jumbo	10.588752	12.489471	16.522426	18.680306	16.867379
	Lincoln CVUL III Super Jumbo	10.585181	12.466556	16.467409	18.590203	16.760838
	Lincoln CVUL III Super Jumbo/0.15%	10.375105	12.243591	16.205245	18.330861	16.560133
	Lincoln CVUL III SC (Elite)	10.576856	12.413249	16.339746	18.381647	16.514848
	Lincoln CVUL III LC (Elite)	10.583992	12.458926	16.449111	18.560265	16.725473
	Lincoln CVUL III LC (Elite)/0.20%	10.374537	12.236804	16.188171	18.302397	16.526146
	Lincoln Corporate Variable 4 – Band 1	10.576856	12.413249	16.339746	18.381647	16.514848
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.602608	9.559260
	Lincoln Corporate Variable 4 – Band 2	10.583992	12.458926	16.449111	18.560265	16.725474
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.500088	13.002035	11.740185
	Lincoln Corporate Variable 4 – Band 3	10.588752	12.489471	16.522426	18.680306	16.867379
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.616995	9.596213
	Lincoln Corporate Variable 4 – Band 4	10.591132	12.504771	16.559206	18.740617	16.938783
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.593519	12.520091	16.596068	18.801123	17.010487
Invesco V.I. American Franchise Fund Series I
	Lincoln CVUL III Jumbo		14.208619	19.871675
	Lincoln CVUL III Super Jumbo		13.419606	18.740079
	Lincoln CVUL III Super Jumbo/0.15%		11.501118	16.093096
	Lincoln CVUL III SC (Elite)		10.063759	14.004677
	Lincoln CVUL III LC (Elite)		10.405405	14.523580
	Lincoln CVUL III LC (Elite)/0.20%		11.494743	16.076143
	Lincoln Corporate Variable 4 – Band 1		12.037566	16.751417
	Lincoln Corporate Variable 4 – Band 2		12.385747	17.287688
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.624305
	Lincoln Corporate Variable 4 – Band 4		12.357623	17.300213
Invesco V.I. Capital Appreciation Fund Series I
	Lincoln CVUL III Jumbo	12.647590
	Lincoln CVUL III Super Jumbo	11.963182
	Lincoln CVUL III Super Jumbo/0.15%	10.232433
	Lincoln CVUL III SC (Elite)	9.002984
	Lincoln CVUL III LC (Elite)	9.280749
	Lincoln CVUL III LC (Elite)/0.20%	10.231873
	Lincoln Corporate Variable 4 – Band 1	10.768741
	Lincoln Corporate Variable 4 – Band 2	11.047048
	Lincoln Corporate Variable 4 – Band 4	10.988964
Invesco V.I. Growth and Income Fund Series I
	Lincoln CVUL III Jumbo	10.616863	12.146221	16.253345	17.888362	17.305918
	Lincoln CVUL III Super Jumbo	10.613284	12.123933	16.199223	17.802076	17.196614
	Lincoln CVUL III Super Jumbo/0.15%	10.683755	12.228859	16.372103	18.028078	17.449811
	Lincoln CVUL III SC (Elite)	10.604936	12.072087	16.073637	17.602353	16.944245
	Lincoln CVUL III LC (Elite)	10.612091	12.116513	16.181222	17.773406	17.160333
	Lincoln CVUL III LC (Elite)/0.20%	10.683170	12.222080	16.354854	18.000083	17.414001
	Lincoln Corporate Variable 4 – Band 1	10.604936	12.072087	16.073637	17.602353	16.944245
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.446782	10.091479
	Lincoln Corporate Variable 4 – Band 2	10.612091	12.116513	16.181222	17.773406	17.160333
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.544244	12.705546	12.291853
	Lincoln Corporate Variable 4 – Band 3	10.616863	12.146221	16.253345	17.888362	17.305918
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.460960	10.130482
	Lincoln Corporate Variable 4 – Band 4	10.619250	12.161102	16.289526	17.946118	17.379172
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.621638	12.175975	16.325753	18.004024	17.452700

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
Invesco V.I. International Growth Fund Series I
	Lincoln CVUL III Jumbo	23.069740	26.599715	31.593873	31.635320	30.832432
	Lincoln CVUL III Super Jumbo	22.238768	25.603185	30.364686	30.358936	29.544064
	Lincoln CVUL III Super Jumbo/0.15%	10.243073	11.816301	14.041854	14.067309	13.717150
	Lincoln CVUL III SC (Elite)	18.650560	21.397157	25.287836	25.194687	24.432706
	Lincoln CVUL III LC (Elite)	19.240042	22.139728	26.244001	26.225912	25.509208
	Lincoln CVUL III LC (Elite)/0.20%	10.242512	11.809752	14.027060	14.045462	13.688995
	Lincoln Corporate Variable 4 – Band 1	20.243526	23.224713	27.447699	27.346594	26.519532
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.520835	9.265283
	Lincoln Corporate Variable 4 – Band 2	20.766038	23.895709	28.325507	28.305982	27.532435
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.192485	11.207168	10.922736
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.533763	9.301103
	Lincoln Corporate Variable 4 – Band 4	20.526092	23.690519	28.166606	28.231782	27.542821
Janus Aspen Balanced Portfolio Institutional Shares
	Lincoln CVUL	18.025082	20.337273	24.265776	26.146547	26.125243
	Lincoln CVUL/0.35%	10.574829	11.973142	14.336027	15.501322	15.543007
	Lincoln CVUL LC	17.429355	19.724279	23.605043	25.511009	25.566822
	Lincoln CVUL LC/0.20%	10.602769	12.022786	14.417067	15.612347	15.677834
Janus Aspen Balanced Portfolio Service Shares
	Lincoln CVUL III Jumbo	18.146215	20.532155	24.548860	26.518170	26.573848
	Lincoln CVUL III Super Jumbo	17.277135	19.519518	23.303158	25.134813	25.149828
	Lincoln CVUL III Super Jumbo/0.15%	10.339982	11.705375	14.002292	15.133120	15.172479
	Lincoln CVUL III SC (Elite)	16.556106	18.639587	22.174954	23.834378	23.765276
	Lincoln CVUL III LC (Elite)	17.075104	19.281626	23.007648	24.803676	24.806084
	Lincoln CVUL III LC (Elite)/0.20%	10.339417	11.698886	13.987539	15.109621	15.141345
	Lincoln Corporate Variable 4 – Band 1	16.373718	18.434233	21.930501	23.571630	23.503289
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.381140	10.387375
	Lincoln Corporate Variable 4 – Band 2	16.796101	18.966572	22.631715	24.398396	24.400738
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.975874	11.856360	11.881254
	Lincoln Corporate Variable 4 – Band 3	16.253116	18.390143	21.987806	23.751668	23.801538
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.395198	10.427448
	Lincoln Corporate Variable 4 – Band 4	17.240999	19.527425	23.370920	25.270991	25.349390
Janus Aspen Enterprise Portfolio Institutional Shares
	Lincoln CVUL	12.921022	15.049546	19.783362	22.105376	22.835654
	Lincoln CVUL/0.35%	11.581430	13.536548	17.839992	20.013398	20.753543
	Lincoln CVUL LC	10.036381	11.724815	15.459108	17.325460	17.951605
	Lincoln CVUL LC/0.20%	11.612033	13.592692	17.957741	20.166029	20.936667
Janus Aspen Enterprise Portfolio Service Shares
	Lincoln CVUL III Jumbo	24.335155	28.412183	37.439945	41.939292	43.432278
	Lincoln CVUL III Super Jumbo	22.117127	25.783870	33.925624	37.945691	39.237606
	Lincoln CVUL III Super Jumbo/0.15%	10.410139	12.160293	16.032144	17.967787	18.616724
	Lincoln CVUL III SC (Elite)	17.791426	20.668592	27.100167	30.205563	31.124818
	Lincoln CVUL III LC (Elite)	18.318777	21.345137	28.071248	31.381901	32.434120
	Lincoln CVUL III LC (Elite)/0.20%	10.409570	12.153477	16.014815	17.939575	18.578032
	Lincoln Corporate Variable 4 – Band 1	19.852413	23.062875	30.239493	33.704623	34.730366
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.807133	11.175077
	Lincoln Corporate Variable 4 – Band 2	20.366470	23.731104	31.209063	34.889786	36.060992
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.982198	13.422139	13.899929
	Lincoln Corporate Variable 4 – Band 3	18.406905	21.490727	28.319247	31.723007	32.852306
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.821794	11.218249
	Lincoln Corporate Variable 4 – Band 4	19.922250	23.283211	30.711924	34.437141	35.698744
Janus Aspen Flexible Bond Portfolio Institutional Shares
	Lincoln CVUL	20.457415	22.008624	21.825429	22.742866	22.634661
	Lincoln CVUL/0.35%	11.213786	12.106370	12.047696	12.598134	12.582157
	Lincoln CVUL LC	21.186638	22.861601	22.739429	23.766469	23.724463
	Lincoln CVUL LC/0.20%	11.243401	12.156558	12.115802	12.688367	12.691287
Janus Aspen Flexible Bond Portfolio Service Shares
	Lincoln CVUL III Jumbo	17.040384	18.381984	18.285663	19.105910	19.055856
	Lincoln CVUL III Super Jumbo	15.815889	17.035519	16.920852	17.653382	17.580742
	Lincoln CVUL III Super Jumbo/0.15%	10.107984	10.909243	10.857507	11.350219	11.326145
	Lincoln CVUL III SC (Elite)	17.359083	18.632408	18.442324	19.173507	19.027896
	Lincoln CVUL III LC (Elite)	17.907530	19.278819	19.139481	19.958077	19.866018

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III LC (Elite)/0.20%	10.107430	10.903209	10.846076	11.332602	11.302912
	Lincoln Corporate Variable 4 – Band 1	15.264566	16.384225	16.217119	16.860070	16.732027
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.086503	10.044933
	Lincoln Corporate Variable 4 – Band 2	15.657801	16.856815	16.734980	17.450737	17.370214
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.845559	10.287205	10.260293
	Lincoln Corporate Variable 4 – Band 3	15.679280	16.913713	16.825098	17.579842	17.533784
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.100265	10.083883
	Lincoln Corporate Variable 4 – Band 4	16.199245	17.492100	17.417856	18.217384	18.187838
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.235752	16.468166	16.414672	17.185323	17.174616
Janus Aspen Global Research Portfolio Institutional Shares
	Lincoln CVUL	9.228677	11.004601	14.034263	14.973776	14.529335
	Lincoln CVUL/0.35%	9.419252	11.271171	14.424309	15.444726	15.039469
	Lincoln CVUL LC	8.322652	9.953987	12.732520	13.625706	13.261023
	Lincoln CVUL LC/0.20%	9.444390	11.318239	14.506548	15.555264	15.169262
Janus Aspen Global Research Portfolio Service Shares
	Lincoln CVUL III Jumbo	12.688820	15.178446	19.401172	20.752899	20.186967
	Lincoln CVUL III Super Jumbo	12.681700	15.147206	19.332241	20.648168	20.054971
	Lincoln CVUL III Super Jumbo/0.15%	10.243027	12.258898	15.677220	16.777878	16.328511
	Lincoln CVUL III SC (Elite)	9.823387	11.692226	14.870579	15.827310	15.318869
	Lincoln CVUL III LC (Elite)	10.120670	12.082235	15.412743	16.453645	15.972958
	Lincoln CVUL III LC (Elite)/0.20%	10.242466	12.252103	15.660702	16.751821	16.295004
	Lincoln Corporate Variable 4 – Band 1	11.399154	13.567773	17.255966	18.366165	17.776166
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.213717	9.920288
	Lincoln Corporate Variable 4 – Band 2	11.687765	13.953062	17.799271	19.001347	18.446230
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.450233	12.247999	11.913995
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.227581	9.958634
	Lincoln Corporate Variable 4 – Band 4	11.760318	14.081833	18.017471	19.292075	18.784765
Janus Aspen Global Technology Portfolio Service Shares
	Lincoln CVUL	5.744670	6.796997	9.138304	9.922800	10.311329
	Lincoln CVUL/0.35%	10.616246	12.604977	17.006268	18.530926	19.324037
	Lincoln CVUL LC	5.947004	7.057522	9.517049	10.365097	10.803312
	Lincoln CVUL LC/0.20%	10.644308	12.657265	17.102412	18.663658	19.491656
JPMIT Core Bond Portfolio Class 1
	Lincoln CVUL III Jumbo			9.758135	10.217546	10.311276
	Lincoln CVUL III Super Jumbo			9.748553	10.192216	10.270297
	Lincoln CVUL III Super Jumbo/0.15%			9.761331	10.226003	10.324972
	Lincoln CVUL III SC (Elite)			9.726232	10.133357	10.175313
	Lincoln CVUL III LC (Elite)			9.745362	10.183787	10.256674
	Lincoln CVUL III LC (Elite)/0.20%			9.758135	10.217546	10.311276
	Lincoln Corporate Variable 4 – Band 1			9.726232	10.133357	10.175313
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.199798	10.277937
	Lincoln Corporate Variable 4 – Band 2			9.745362	10.183787	10.256674
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.758135	10.217546	10.311276
	Lincoln Corporate Variable 4 – Band 3			9.758135	10.217546	10.311276
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.213637	10.317643
	Lincoln Corporate Variable 4 – Band 4			9.764528	10.234468	10.338686
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.770925	10.251417	10.366167
LVIP AQR Enhanced Global Strategies Fund Standard Class
	Lincoln CVUL III Jumbo				10.421743	10.604324
	Lincoln CVUL III Super Jumbo				10.411301	10.577818
	Lincoln CVUL III Super Jumbo/0.15%				10.425227	10.613174
	Lincoln CVUL III SC (Elite)				10.386973	10.516225
	Lincoln CVUL III LC (Elite)				10.407822	10.568996
	Lincoln CVUL III LC (Elite)/0.20%				10.421743	10.604324
	Lincoln Corporate Variable 4 – Band 1				10.386973	10.516225
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.202716	10.365897
	Lincoln Corporate Variable 4 – Band 2				10.407822	10.568996
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.421743	10.604324
	Lincoln Corporate Variable 4 – Band 3				10.421743	10.604324
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.216562	10.405950

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 4				10.428711	10.622031
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.435633	10.639727
LVIP Baron Growth Opportunities Fund Standard Class
	Lincoln CVUL	14.736211	17.345994	24.186053	25.246967	23.934576
	Lincoln CVUL/0.35%	12.226405	14.442127	20.207625	21.167999	20.138041
	Lincoln CVUL LC	15.032243	17.747581	24.820263	25.986856	24.710064
	Lincoln CVUL LC/0.20%	12.258703	14.502000	20.321825	21.319589	20.312718
	Lincoln CVUL III Jumbo	15.232831	18.020382	25.252176	26.492011	25.240859
	Lincoln CVUL III Super Jumbo	15.082114	17.815360	24.927500	26.112188	24.841664
	Lincoln CVUL III Super Jumbo/0.15%	10.393452	12.301560	17.246934	18.102777	17.256459
	Lincoln CVUL III SC (Elite)	14.736211	17.345994	24.186053	25.246967	23.934576
	Lincoln CVUL III LC (Elite)	15.032243	17.747581	24.820263	25.986856	24.710064
	Lincoln CVUL III LC (Elite)/0.20%	12.258703	14.502000	20.321825	21.319589	20.312718
	Lincoln Corporate Variable 4 – Band 1	14.736211	17.345994	24.186053	25.246967	23.934576
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.589321	10.074083
	Lincoln Corporate Variable 4 – Band 2	15.032401	17.747782	24.820567	25.987183	24.710420
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.188031	12.786440	12.182643
	Lincoln Corporate Variable 4 – Band 3	15.232949	18.020522	25.252372	26.492217	25.241055
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.603690	10.113017
	Lincoln Corporate Variable 4 – Band 4	15.334144	18.158372	25.470972	26.748289	25.510545
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.023625	15.437722	21.676324	22.786130	21.753476
LVIP Baron Growth Opportunities Fund Service Class
	Lincoln CVUL	22.253242	26.129425	36.342802	37.841280	35.784598
	Lincoln CVUL/0.35%	12.171733	14.341943	20.017732	20.916193	19.848782
	Lincoln CVUL LC	23.424745	27.587589	38.486167	40.193446	38.123187
	Lincoln CVUL LC/0.20%	12.203894	14.401414	20.130880	21.066003	20.020972
	Lincoln CVUL III Jumbo	22.164833	26.155983	36.561890	38.260266	36.362272
	Lincoln CVUL III Super Jumbo	20.499132	24.154111	33.713042	35.226194	33.428504
	Lincoln CVUL III Super Jumbo/0.15%	10.390374	12.267464	17.156523	17.962460	17.079931
	Lincoln CVUL III SC (Elite)	22.253242	26.129425	36.342802	37.841280	35.784598
	Lincoln CVUL III LC (Elite)	23.424745	27.587589	38.486167	40.193446	38.123187
	Lincoln CVUL III LC (Elite)/0.20%	12.203894	14.401414	20.130880	21.066003	20.020972
	Lincoln Corporate Variable 4 – Band 1	18.175360	21.341208	29.682904	30.906743	29.226955
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.574848	10.035188
	Lincoln Corporate Variable 4 – Band 2	18.643887	21.957115	30.631288	31.990122	30.342386
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.168226	12.733191	12.101530
	Lincoln Corporate Variable 4 – Band 3	16.788247	19.811258	27.692977	28.979374	27.541782
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.589193	10.073961
	Lincoln Corporate Variable 4 – Band 4	18.153223	21.443432	30.004451	31.429645	29.900404
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.533793	16.002730	22.413996	23.502139	22.381000
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo		10.618297	9.759017	9.263488	7.857502
	Lincoln CVUL III Super Jumbo		10.614649	9.741036	9.232550	7.819504
	Lincoln CVUL III SC (Elite)		10.606142	9.699208	9.160763	7.731555
	Lincoln CVUL III LC (Elite)		10.613434	9.735049	9.222261	7.806879
	Lincoln Corporate Variable 4 – Band 1		10.606142	9.699208	9.160763	7.731555
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.064293	7.676999
	Lincoln Corporate Variable 4 – Band 2		10.613434	9.735049	9.222261	7.806879
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.362971	8.887552	7.538624
	Lincoln Corporate Variable 4 – Band 3		10.618297	9.759017	9.263488	7.857502
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.076606	7.706698
	Lincoln Corporate Variable 4 – Band 4		10.620730	9.771022	9.284170	7.882936
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.623153	9.783098	9.305272	7.908779
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
	Lincoln CVUL	12.111309	14.069615	16.516191	16.973270	16.034689
	Lincoln CVUL/0.35%	10.697641	12.470923	14.690807	15.150305	14.362734
	Lincoln CVUL LC	13.267721	15.459199	18.201910	18.761845	17.777638
	Lincoln CVUL LC/0.20%	10.725909	12.522640	14.773864	15.258832	14.487344
	Lincoln CVUL III Jumbo	10.894142	12.719054	15.005588	15.498163	14.714574

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III Super Jumbo	10.786341	12.574327	14.812616	15.275925	14.481824
	Lincoln CVUL III Super Jumbo/0.15%	10.441008	12.196108	14.395823	14.875818	14.130762
	Lincoln CVUL III SC (Elite)	12.111309	14.069615	16.516191	16.973270	16.034689
	Lincoln CVUL III LC (Elite)	13.267721	15.459199	18.201910	18.761845	17.777638
	Lincoln CVUL III LC (Elite)/0.20%	10.725909	12.522640	14.773864	15.258832	14.487344
	Lincoln Corporate Variable 4 – Band 1	10.538931	12.242996	14.371939	14.769677	13.952950
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.135937	9.609032
	Lincoln Corporate Variable 4 – Band 2	10.750649	12.526459	14.748851	15.202558	14.405061
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.887714	11.245115	10.676561
	Lincoln Corporate Variable 4 – Band 3	10.894858	12.719870	15.006575	15.499288	14.715649
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.149694	9.646170
	Lincoln Corporate Variable 4 – Band 4	10.966608	12.816463	15.135629	15.648114	14.871815
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.363464	12.123694	14.331822	14.831914	14.110213
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Lincoln CVUL III Jumbo	11.421466	12.140472	11.101505	11.418973	11.074520
	Lincoln CVUL III Super Jumbo	11.393682	12.092791	11.041324	11.340049	10.981488
	Lincoln CVUL III Super Jumbo/0.15%	10.045013	10.682707	9.773380	10.057896	9.759378
	Lincoln CVUL III SC (Elite)	11.329114	11.982262	10.902168	11.158008	10.767441
	Lincoln CVUL III LC (Elite)	11.384437	12.076941	11.021338	11.313864	10.950653
	Lincoln CVUL III LC (Elite)/0.20%	10.044463	10.676784	9.763078	10.042271	9.739347
	Lincoln Corporate Variable 4 – Band 1	11.329114	11.982262	10.902168	11.158008	10.767441
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.876962	9.564662
	Lincoln Corporate Variable 4 – Band 2	11.384437	12.076941	11.020787	11.311382	10.948143
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.218784	9.482412	9.196424
	Lincoln Corporate Variable 4 – Band 3	11.421466	12.140472	11.101505	11.418973	11.074520
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.890367	9.601623
	Lincoln Corporate Variable 4 – Band 4	11.440028	12.172365	11.141809	11.471895	11.136981
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.458645	12.204368	11.182270	11.525073	11.199800
LVIP BlackRock Multi-Asset Income Fund Standard Class
	Lincoln CVUL III Jumbo				9.931349	9.522570
	Lincoln CVUL III Super Jumbo				9.921394	9.498760
	Lincoln CVUL III Super Jumbo/0.15%				9.934669	9.530520
	Lincoln CVUL III SC (Elite)				9.898203	9.443432
	Lincoln CVUL III LC (Elite)				9.918077	9.490836
	Lincoln CVUL III LC (Elite)/0.20%				9.931349	9.522570
	Lincoln Corporate Variable 4 – Band 1				9.898203	9.443432
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.805165	9.387482
	Lincoln Corporate Variable 4 – Band 2				9.918077	9.490836
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.931349	9.522570
	Lincoln Corporate Variable 4 – Band 3				9.931349	9.522570
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.818476	9.423766
	Lincoln Corporate Variable 4 – Band 4				9.937991	9.538477
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.944633	9.554405
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
	Lincoln CVUL					9.058528
	Lincoln CVUL/0.35%					9.079857
	Lincoln CVUL LC					9.076807
	Lincoln CVUL LC/0.20%					9.089014
	Lincoln CVUL III Jumbo					9.089014
	Lincoln CVUL III Super Jumbo					9.079857
	Lincoln CVUL III Super Jumbo/0.15%					9.092068
	Lincoln CVUL III SC (Elite)					9.058528
	Lincoln CVUL III LC (Elite)					9.076807
	Lincoln CVUL III LC (Elite)/0.20%					9.089014
	Lincoln Corporate Variable 4 – Band 1					9.058528
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.079857
	Lincoln Corporate Variable 4 – Band 2					9.076807
	Lincoln Corporate Variable 4 – Band 2/0.20%					9.089014
	Lincoln Corporate Variable 4 – Band 3					9.089014
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.095123

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 4					9.095123
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.101236
LVIP Clarion Global Real Estate Fund Standard Class
	Lincoln CVUL III Jumbo	7.092759	8.825657	9.099306	10.342466	10.195491
	Lincoln CVUL III Super Jumbo	7.043804	8.751614	9.009441	10.224980	10.064560
	Lincoln CVUL III Super Jumbo/0.15%	10.515248	13.090865	13.503513	15.356054	15.145407
	Lincoln CVUL III SC (Elite)	6.930884	8.581251	8.803187	9.956007	9.765551
	Lincoln CVUL III LC (Elite)	7.027563	8.726879	8.979434	10.185833	10.021013
	Lincoln CVUL III LC (Elite)/0.20%	10.514673	13.083661	13.489331	15.332261	15.114381
	Lincoln Corporate Variable 4 – Band 1	6.930884	8.581251	8.803187	9.956007	9.765551
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.408127	10.244833
	Lincoln Corporate Variable 4 – Band 2	7.027075	8.726468	8.979062	10.185411	10.020701
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.187282	10.446866	10.298911
	Lincoln Corporate Variable 4 – Band 3	7.089602	8.821594	9.095218	10.337823	10.190912
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.422247	10.284421
	Lincoln Corporate Variable 4 – Band 4	7.125585	8.875367	9.159714	10.421539	10.283723
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	7.158557	8.925351	9.220516	10.501209	10.372712
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
	Lincoln CVUL					9.323365
	Lincoln CVUL/0.35%					9.345312
	Lincoln CVUL LC					9.342174
	Lincoln CVUL LC/0.20%					9.354734
	Lincoln CVUL III Jumbo					9.354734
	Lincoln CVUL III Super Jumbo					9.345312
	Lincoln CVUL III Super Jumbo/0.15%					9.357877
	Lincoln CVUL III SC (Elite)					9.323365
	Lincoln CVUL III LC (Elite)					9.342174
	Lincoln CVUL III LC (Elite)/0.20%					9.354734
	Lincoln Corporate Variable 4 – Band 1					9.323365
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.345312
	Lincoln Corporate Variable 4 – Band 2					9.342174
	Lincoln Corporate Variable 4 – Band 2/0.20%					9.354734
	Lincoln Corporate Variable 4 – Band 3					9.354734
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.361020
	Lincoln Corporate Variable 4 – Band 4					9.361020
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.367312
LVIP Delaware Bond Fund Standard Class
	Lincoln CVUL	21.248212	22.494162	21.821756	22.964293	22.892554
	Lincoln CVUL/0.35%	11.288155	11.991954	11.674279	12.328581	12.333155
	Lincoln CVUL LC	21.764684	23.110127	22.486678	23.735280	23.730551
	Lincoln CVUL LC/0.20%	11.317963	12.041664	11.740271	12.416878	12.440130
	Lincoln CVUL III Jumbo	17.316608	18.423877	17.962744	18.997960	19.033535
	Lincoln CVUL III Super Jumbo	15.943749	16.937818	16.489124	17.413281	17.419742
	Lincoln CVUL III Super Jumbo/0.15%	10.083365	10.733486	10.470070	11.079010	11.105308
	Lincoln CVUL III SC (Elite)	21.248212	22.494162	21.821756	22.964293	22.892554
	Lincoln CVUL III LC (Elite)	21.764684	23.110127	22.486678	23.735280	23.730551
	Lincoln CVUL III LC (Elite)/0.20%	11.317963	12.041664	11.740271	12.416878	12.440130
	Lincoln Corporate Variable 4 – Band 1	15.413649	16.317473	15.829698	16.658511	16.606470
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.181913	10.185682
	Lincoln Corporate Variable 4 – Band 2	15.809877	16.787207	16.334332	17.241193	17.238968
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.658821	10.215441	10.234570
	Lincoln Corporate Variable 4 – Band 3	15.612055	16.610332	16.194589	17.127905	17.159978
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.195747	10.225057
	Lincoln Corporate Variable 4 – Band 4	16.388147	17.453488	17.033670	18.033362	18.085205
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.936563	15.923451	15.555985	16.485426	16.549359
LVIP Delaware Diversified Floating Rate Fund Standard Class
	Lincoln CVUL III Jumbo	10.100139	10.505421	10.563471	10.607279	10.510731
	Lincoln CVUL III Super Jumbo	10.075556	10.464145	10.506196	10.533955	10.422428
	Lincoln CVUL III Super Jumbo/0.15%	10.021319	10.428650	10.491521	10.540299	10.449584

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III SC (Elite)	10.018427	10.368464	10.373758	10.364827	10.219259
	Lincoln CVUL III LC (Elite)	10.067375	10.450423	10.487174	10.509626	10.393159
	Lincoln CVUL III LC (Elite)/0.20%	10.020770	10.422867	10.480461	10.523925	10.428136
	Lincoln Corporate Variable 4 – Band 1	10.018427	10.368464	10.373758	10.364827	10.219259
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.932745	9.827584
	Lincoln Corporate Variable 4 – Band 2	10.067375	10.450423	10.487176	10.509624	10.393157
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.973643	10.015017	9.923797
	Lincoln Corporate Variable 4 – Band 3	10.100139	10.505421	10.563471	10.607279	10.510731
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.946225	9.865555
	Lincoln Corporate Variable 4 – Band 4	10.116561	10.533028	10.601827	10.656445	10.570015
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.133009	10.560705	10.640320	10.705837	10.629631
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	Lincoln CVUL	13.986574	15.735120	18.787271	19.466459	19.073111
	Lincoln CVUL/0.35%	10.588220	11.953661	14.322335	14.892144	14.642406
	Lincoln CVUL LC	14.312324	16.149947	19.340466	20.099867	19.752914
	Lincoln CVUL LC/0.20%	10.616195	12.003227	14.403303	14.998820	14.769441
	Lincoln CVUL III Jumbo	16.750190	18.938643	22.725466	23.665064	23.303150
	Lincoln CVUL III Super Jumbo	15.797169	17.834349	21.368308	22.218439	21.845841
	Lincoln CVUL III Super Jumbo/0.15%	10.375087	11.736481	14.090255	14.680164	14.462890
	Lincoln CVUL III SC (Elite)	14.893701	16.755652	20.005757	20.728995	20.310135
	Lincoln CVUL III LC (Elite)	15.360441	17.332637	20.756804	21.571817	21.199456
	Lincoln CVUL III LC (Elite)/0.20%	10.374519	11.729975	14.075409	14.657365	14.433207
	Lincoln Corporate Variable 4 – Band 1	14.574505	16.396552	19.577002	20.284740	19.874857
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.966833	9.799691
	Lincoln Corporate Variable 4 – Band 2	14.949987	16.869488	20.202129	20.995340	20.632935
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.979278	11.433223	11.258356
	Lincoln Corporate Variable 4 – Band 3	14.162572	16.012961	19.214797	20.009245	19.703233
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.980362	9.837567
	Lincoln Corporate Variable 4 – Band 4	15.114251	17.106062	20.546985	21.417902	21.111457
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.141683	13.755505	16.539029	17.257401	17.027523
LVIP Delaware Social Awareness Fund Standard Class
	Lincoln CVUL	12.593834	14.417238	19.426246	22.223117	21.921910
	Lincoln CVUL/0.35%	10.526093	12.092352	16.350697	18.770335	18.580870
	Lincoln CVUL LC	12.340493	14.169647	19.149947	21.972843	21.740175
	Lincoln CVUL LC/0.20%	10.553903	12.142503	16.443130	18.904774	18.742052
	Lincoln CVUL III Jumbo	17.761746	20.435272	27.673035	31.815871	31.542021
	Lincoln CVUL III Super Jumbo	16.482349	18.934885	25.602842	29.391648	29.094973
	Lincoln CVUL III Super Jumbo/0.15%	10.395499	11.966225	16.212518	18.648959	18.497691
	Lincoln CVUL III SC (Elite)	12.593834	14.417238	19.426246	22.223117	21.921910
	Lincoln CVUL III LC (Elite)	12.340493	14.169647	19.149947	21.972843	21.740175
	Lincoln CVUL III LC (Elite)/0.20%	10.553903	12.142503	16.443130	18.904774	18.742052
	Lincoln Corporate Variable 4 – Band 1	14.776972	16.916463	22.793781	26.075490	25.722069
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.821998	10.712762
	Lincoln Corporate Variable 4 – Band 2	15.158021	17.404856	23.522507	26.990024	26.707731
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.723207	13.478249	13.362237
	Lincoln Corporate Variable 4 – Band 3	13.874498	15.962891	21.616583	24.852722	24.638808
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.836681	10.754161
	Lincoln Corporate Variable 4 – Band 4	15.213793	17.521305	23.750718	27.333660	27.125515
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.433824	13.181188	17.885404	20.604124	20.467686
LVIP Delaware Special Opportunities Fund Standard Class
	Lincoln CVUL III Jumbo	9.378579	10.757909	14.363414	15.428680	15.438102
	Lincoln CVUL III Super Jumbo	9.313862	10.667667	14.221596	15.253443	15.239872
	Lincoln CVUL III Super Jumbo/0.15%	10.348413	11.876312	15.864574	17.049698	17.068646
	Lincoln CVUL III SC (Elite)	9.164587	10.460034	13.896105	14.852253	14.787171
	Lincoln CVUL III LC (Elite)	9.292392	10.637758	14.174640	15.195478	15.174367
	Lincoln CVUL III LC (Elite)/0.20%	10.347846	11.869729	15.847860	17.023220	17.033616
	Lincoln Corporate Variable 4 – Band 1	9.164587	10.460034	13.896105	14.852253	14.787171
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.073172	10.064210
	Lincoln Corporate Variable 4 – Band 2	9.292403	10.637770	14.174647	15.195484	15.174388
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.765739	12.637970	12.645959

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 3	9.380264	10.759842	14.365996	15.431453	15.440885
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.086847	10.103108
	Lincoln Corporate Variable 4 – Band 4	9.421972	10.818493	14.458744	15.546620	15.571685
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.465566	10.879417	14.554703	15.665460	15.706421
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo	7.962939	9.438507	10.843808	10.010332	9.593742
	Lincoln CVUL III Super Jumbo	7.954968	9.414934	10.800519	9.955418	9.526804
	Lincoln CVUL III Super Jumbo/0.15%	10.281494	12.192791	14.015181	12.944422	12.411935
	Lincoln CVUL III SC (Elite)	7.936399	9.360158	10.700181	9.828451	9.372425
	Lincoln CVUL III LC (Elite)	7.952312	9.407089	10.786128	9.937180	9.504596
	Lincoln CVUL III LC (Elite)/0.20%	10.280931	12.186033	14.000414	12.924315	12.386457
	Lincoln Corporate Variable 4 – Band 1	7.936399	9.360158	10.700181	9.828451	9.372425
	Lincoln Corporate Variable 4 – Band 1/0.35%				8.932301	8.547736
	Lincoln Corporate Variable 4 – Band 2	7.952315	9.407092	10.786132	9.937181	9.504600
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.677623	9.856920	9.446715
	Lincoln Corporate Variable 4 – Band 3	7.962939	9.438507	10.843808	10.010332	9.593742
	Lincoln Corporate Variable 4 – Band 3/0.10%				8.944436	8.580786
	Lincoln Corporate Variable 4 – Band 4	7.968258	9.454255	10.872764	10.047110	9.638628
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	7.973585	9.470007	10.901762	10.083991	9.683694
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Lincoln CVUL	11.266550	12.901637	17.072816	19.187718	18.671984
	Lincoln CVUL/0.35%	10.732593	12.333257	16.377850	18.471184	18.037751
	Lincoln CVUL LC	11.493150	13.200647	17.520938	19.750500	19.277403
	Lincoln CVUL LC/0.20%	10.760952	12.384397	16.470428	18.603472	18.194214
	Lincoln CVUL III Jumbo	11.646188	13.403184	17.825347	20.133863	19.690937
	Lincoln CVUL III Super Jumbo	11.530958	13.250690	17.596149	19.845199	19.379524
	Lincoln CVUL III Super Jumbo/0.15%	10.545682	12.142717	16.157080	18.258668	17.865928
	Lincoln CVUL III SC (Elite)	11.266550	12.901637	17.072816	19.187718	18.671984
	Lincoln CVUL III LC (Elite)	11.493150	13.200647	17.520938	19.750500	19.277403
	Lincoln CVUL III LC (Elite)/0.20%	10.760952	12.384397	16.470428	18.603472	18.194214
	Lincoln Corporate Variable 4 – Band 1	11.266649	12.901713	17.072917	19.187831	18.672094
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.719362	10.467828
	Lincoln Corporate Variable 4 – Band 2	11.492130	13.199467	17.519384	19.748726	19.275677
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.642660	13.150471	12.861170
	Lincoln Corporate Variable 4 – Band 3	11.645941	13.402885	17.824870	20.133311	19.690393
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.733906	10.508278
	Lincoln Corporate Variable 4 – Band 4	11.723646	13.505819	17.979801	20.328633	19.901320
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.057294	12.750904	16.991780	19.230755	18.845361
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo	9.230457	10.815687	13.943271	14.569181	13.433155
	Lincoln CVUL III Super Jumbo	9.221232	10.788691	13.887637	14.489298	13.339466
	Lincoln CVUL III Super Jumbo/0.15%	10.562643	12.382847	15.971586	16.696893	15.402664
	Lincoln CVUL III SC (Elite)	9.199741	10.725961	13.758685	14.304601	13.123387
	Lincoln CVUL III LC (Elite)	9.218158	10.779707	13.869141	14.462767	13.308381
	Lincoln CVUL III LC (Elite)/0.20%	10.562065	12.375984	15.954760	16.670966	15.371054
	Lincoln Corporate Variable 4 – Band 1	9.199741	10.725961	13.758685	14.304601	13.123387
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.204724	9.394904
	Lincoln Corporate Variable 4 – Band 2	9.218158	10.779707	13.869147	14.462768	13.308388
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.343345	11.852545	10.928348
	Lincoln Corporate Variable 4 – Band 3	9.230457	10.815687	13.943271	14.569181	13.433155
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.218575	9.431218
	Lincoln Corporate Variable 4 – Band 4	9.236613	10.833723	13.980484	14.622681	13.495980
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.242782	10.851815	14.017833	14.676415	13.559137
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	Lincoln CVUL III Jumbo	10.511703	10.882053	10.560982	11.028894	11.041362
	Lincoln CVUL III Super Jumbo	10.501215	10.854904	10.518840	10.968423	10.964363
	Lincoln CVUL III Super Jumbo/0.15%	10.057315	10.416862	10.114573	10.567988	10.585226
	Lincoln CVUL III SC (Elite)	10.476783	10.791817	10.421161	10.828608	10.786778
	Lincoln CVUL III LC (Elite)	10.497721	10.845869	10.504830	10.948339	10.938816

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III LC (Elite)/0.20%	10.056764	10.411085	10.103909	10.551570	10.563499
	Lincoln Corporate Variable 4 – Band 1	10.476783	10.791817	10.421161	10.828608	10.786778
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.137722	10.133970
	Lincoln Corporate Variable 4 – Band 2	10.497721	10.845869	10.504824	10.948341	10.938870
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.670037	10.098475	10.109239
	Lincoln Corporate Variable 4 – Band 3	10.511703	10.882053	10.560982	11.028894	11.041362
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.151478	10.173123
	Lincoln Corporate Variable 4 – Band 4	10.518701	10.900191	10.589170	11.069393	11.092994
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.525697	10.918352	10.617426	11.110033	11.144861
LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	Lincoln CVUL III Jumbo				10.097983	9.799472
	Lincoln CVUL III Super Jumbo				10.087861	9.774969
	Lincoln CVUL III Super Jumbo/0.15%				10.101359	9.807653
	Lincoln CVUL III SC (Elite)				10.064284	9.718035
	Lincoln CVUL III LC (Elite)				10.084489	9.766815
	Lincoln CVUL III LC (Elite)/0.20%				10.097983	9.799472
	Lincoln Corporate Variable 4 – Band 1				10.064284	9.718035
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.923608	9.615811
	Lincoln Corporate Variable 4 – Band 2				10.084489	9.766815
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.097983	9.799472
	Lincoln Corporate Variable 4 – Band 3				10.097983	9.799472
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.937077	9.652975
	Lincoln Corporate Variable 4 – Band 4				10.104736	9.815840
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.111474	9.832216
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Lincoln CVUL	13.900497	15.152876	16.514337	17.334001	16.869593
	Lincoln CVUL/0.35%	11.041511	12.078492	13.209866	13.914126	13.588831
	Lincoln CVUL LC	14.179609	15.503558	16.947280	17.841872	17.416038
	Lincoln CVUL LC/0.20%	11.070676	12.128568	13.284538	14.013782	13.706706
	Lincoln CVUL III Jumbo	14.368773	15.741823	17.242173	18.188668	17.790109
	Lincoln CVUL III Super Jumbo	14.226658	15.562777	17.020518	17.927937	17.508803
	Lincoln CVUL III Super Jumbo/0.15%	10.230768	11.214003	12.288948	12.970023	12.692163
	Lincoln CVUL III SC (Elite)	13.900497	15.152876	16.514337	17.334001	16.869593
	Lincoln CVUL III LC (Elite)	14.179609	15.503558	16.947280	17.841872	17.416038
	Lincoln CVUL III LC (Elite)/0.20%	11.070676	12.128568	13.284538	14.013782	13.706706
	Lincoln Corporate Variable 4 – Band 1	13.900497	15.152876	16.514337	17.334001	16.869593
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.125600	9.888876
	Lincoln Corporate Variable 4 – Band 2	14.179489	15.503428	16.947139	17.841730	17.415830
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.364594	10.933413	10.693915
	Lincoln Corporate Variable 4 – Band 3	14.371763	15.744429	17.245710	18.192714	17.794148
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.139341	9.927098
	Lincoln Corporate Variable 4 – Band 4	14.464302	15.862329	17.391542	18.364590	17.980151
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.890915	15.248757	16.735541	17.689565	17.336589
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Lincoln CVUL	12.843362	13.919940	15.695329	16.126402	15.422967
	Lincoln CVUL/0.35%	10.872570	11.825250	13.380209	13.795900	13.240400
	Lincoln CVUL LC	13.101221	14.242061	16.106765	16.598861	15.922533
	Lincoln CVUL LC/0.20%	10.901295	11.874284	13.455851	13.894719	13.355266
	Lincoln CVUL III Jumbo	13.276121	14.461074	16.387183	16.921657	16.264685
	Lincoln CVUL III Super Jumbo	13.144786	14.296563	16.176486	16.679051	16.007459
	Lincoln CVUL III Super Jumbo/0.15%	10.326658	11.253981	12.759305	13.182044	12.676599
	Lincoln CVUL III SC (Elite)	12.843362	13.919940	15.695329	16.126402	15.422967
	Lincoln CVUL III LC (Elite)	13.101221	14.242061	16.106765	16.598861	15.922533
	Lincoln CVUL III LC (Elite)/0.20%	10.901295	11.874284	13.455851	13.894719	13.355266
	Lincoln Corporate Variable 4 – Band 1	12.843362	13.919940	15.695329	16.126402	15.422967
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.935460	9.535403
	Lincoln Corporate Variable 4 – Band 2	13.101042	14.241865	16.106539	16.598625	15.922253
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.531032	10.874465	10.452258
	Lincoln Corporate Variable 4 – Band 3	13.277009	14.462033	16.388339	16.922882	16.265865
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.948946	9.572257

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 4	13.364407	14.571798	16.529170	17.085352	16.438462
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.461249	13.600634	15.442983	15.978587	15.388988
LVIP Global Income Fund Standard Class
	Lincoln CVUL III Jumbo	11.896886	12.786364	12.400854	12.616356	12.336630
	Lincoln CVUL III Super Jumbo	11.850202	12.717107	12.315197	12.510431	12.214713
	Lincoln CVUL III Super Jumbo/0.15%	9.971883	10.722796	10.404704	10.590811	10.361175
	Lincoln CVUL III SC (Elite)	11.741981	12.556960	12.117620	12.266713	11.934902
	Lincoln CVUL III LC (Elite)	11.834681	12.694105	12.286776	12.475320	12.174343
	Lincoln CVUL III LC (Elite)/0.20%	9.971337	10.716851	10.393736	10.574358	10.339907
	Lincoln Corporate Variable 4 – Band 1	11.741981	12.556960	12.117620	12.266713	11.934902
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.929613	9.694900
	Lincoln Corporate Variable 4 – Band 2	11.834694	12.694119	12.286798	12.475323	12.174345
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.761430	9.931066	9.710864
	Lincoln Corporate Variable 4 – Band 3	11.896886	12.786364	12.400854	12.616356	12.336630
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.943089	9.732364
	Lincoln Corporate Variable 4 – Band 4	11.928112	12.832746	12.458291	12.687472	12.418582
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.959455	12.879335	12.516030	12.759025	12.501119
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Lincoln CVUL	13.516184	14.708833	16.337849	16.896655	16.212674
	Lincoln CVUL/0.35%	10.911749	11.916205	13.282328	13.784788	13.273168
	Lincoln CVUL LC	13.787252	15.048882	16.765766	17.391303	16.737454
	Lincoln CVUL LC/0.20%	10.940576	11.965613	13.357416	13.883525	13.388315
	Lincoln CVUL III Jumbo	13.971566	15.280580	17.057970	17.729833	17.097429
	Lincoln CVUL III Super Jumbo	13.833364	15.106762	16.838664	17.475657	16.827051
	Lincoln CVUL III Super Jumbo/0.15%	10.300615	11.271325	12.588661	13.091036	12.630408
	Lincoln CVUL III SC (Elite)	13.516184	14.708833	16.337849	16.896655	16.212674
	Lincoln CVUL III LC (Elite)	13.787252	15.048882	16.765766	17.391303	16.737454
	Lincoln CVUL III LC (Elite)/0.20%	10.940576	11.965613	13.357416	13.883525	13.388315
	Lincoln Corporate Variable 4 – Band 1	13.516184	14.708833	16.337849	16.896655	16.212674
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.976091	9.605830
	Lincoln Corporate Variable 4 – Band 2	13.787602	15.049265	16.766193	17.391748	16.737882
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.502061	10.915705	10.526500
	Lincoln Corporate Variable 4 – Band 3	13.970509	15.279506	17.057001	17.728990	17.096513
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.989632	9.642955
	Lincoln Corporate Variable 4 – Band 4	14.064465	15.397568	17.205756	17.901333	17.280089
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.282310	14.555819	16.281426	16.956582	16.384527
LVIP Goldman Sachs Income Builder Fund Standard Class
	Lincoln CVUL III Jumbo				10.071118	9.664107
	Lincoln CVUL III Super Jumbo				10.061024	9.639944
	Lincoln CVUL III Super Jumbo/0.15%				10.074485	9.672175
	Lincoln CVUL III SC (Elite)				10.037511	9.583799
	Lincoln CVUL III LC (Elite)				10.057662	9.631904
	Lincoln CVUL III LC (Elite)/0.20%				10.071118	9.664107
	Lincoln Corporate Variable 4 – Band 1				10.037511	9.583799
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.836161	9.424492
	Lincoln Corporate Variable 4 – Band 2				10.057662	9.631904
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.071118	9.664107
	Lincoln Corporate Variable 4 – Band 3				10.071118	9.664107
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.849513	9.460918
	Lincoln Corporate Variable 4 – Band 4				10.077853	9.680249
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.084588	9.696413
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo	9.708211	10.316711	12.851601	11.888136	11.366162
	Lincoln CVUL III Super Jumbo	9.641217	10.230159	12.724689	11.753083	11.220187
	Lincoln CVUL III Super Jumbo/0.15%	10.159057	10.801216	13.461878	12.458894	11.917820
	Lincoln CVUL III SC (Elite)	9.486689	10.031014	12.433410	11.443893	10.886825
	Lincoln CVUL III LC (Elite)	9.618988	10.201470	12.682664	11.708407	11.171947
	Lincoln CVUL III LC (Elite)/0.20%	10.158501	10.795225	13.447689	12.439536	11.893352
	Lincoln Corporate Variable 4 – Band 1	9.486689	10.031014	12.433410	11.443893	10.886825

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.078307	9.621347
	Lincoln Corporate Variable 4 – Band 2	9.619372	10.201906	12.683176	11.709085	11.173207
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.510202	10.647284	10.179766
	Lincoln Corporate Variable 4 – Band 3	9.707104	10.315220	12.850352	11.887535	11.365423
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.091989	9.658542
	Lincoln Corporate Variable 4 – Band 4	9.753131	10.374819	12.936910	11.979031	11.464531
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.798196	10.433187	13.022702	12.070543	11.563676
LVIP JPMorgan High Yield Fund Standard Class
	Lincoln CVUL III Jumbo	11.197738	12.843186	13.659224	14.019514	13.440493
	Lincoln CVUL III Super Jumbo	11.170490	12.792741	13.585186	13.922627	13.327596
	Lincoln CVUL III Super Jumbo/0.15%	10.250919	11.763114	12.516781	12.853361	12.328668
	Lincoln CVUL III SC (Elite)	11.107168	12.675804	13.413985	13.699150	13.067839
	Lincoln CVUL III LC (Elite)	11.161422	12.775970	13.560595	13.890480	13.290174
	Lincoln CVUL III LC (Elite)/0.20%	10.250358	11.756594	12.503591	12.833399	12.303366
	Lincoln Corporate Variable 4 – Band 1	11.107168	12.675804	13.413985	13.699150	13.067839
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.778642	9.360718
	Lincoln Corporate Variable 4 – Band 2	11.161422	12.775970	13.560230	13.891884	13.291131
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.082535	10.348483	9.921037
	Lincoln Corporate Variable 4 – Band 3	11.197738	12.843186	13.659224	14.019514	13.440493
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.791913	9.396892
	Lincoln Corporate Variable 4 – Band 4	11.215940	12.876926	13.708806	14.084479	13.516302
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.234176	12.910760	13.758573	14.149750	13.592515
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo	9.461245	10.741500	13.311157	14.362628	13.224779
	Lincoln CVUL III Super Jumbo	9.395946	10.651380	13.179703	14.199478	13.054946
	Lincoln CVUL III Super Jumbo/0.15%	10.664575	12.113713	15.019145	16.213637	14.936616
	Lincoln CVUL III SC (Elite)	9.245328	10.444025	12.878000	13.825958	12.667097
	Lincoln CVUL III LC (Elite)	9.374280	10.621508	13.136174	14.145507	12.998821
	Lincoln CVUL III LC (Elite)/0.20%	10.663992	12.106997	15.003319	16.188457	14.905960
	Lincoln Corporate Variable 4 – Band 1	9.245328	10.444025	12.878000	13.825958	12.667097
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.420390	9.580467
	Lincoln Corporate Variable 4 – Band 2	9.374283	10.621511	13.136179	14.145511	12.998825
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.020252	11.890761	10.948740
	Lincoln Corporate Variable 4 – Band 3	9.461296	10.741368	13.312905	14.365735	13.228961
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.434528	9.617496
	Lincoln Corporate Variable 4 – Band 4	9.505029	10.802003	13.399520	14.472435	13.339226
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.548727	10.862513	13.488055	14.582634	13.454249
LVIP Managed Risk Profile 2010 Fund Standard Class
	Lincoln CVUL III Jumbo	11.174559	12.104895	13.159255	13.760555	13.512277
	Lincoln CVUL III Super Jumbo	11.097491	12.003398	13.029363	13.604308	13.338821
	Lincoln CVUL III Super Jumbo/0.15%	10.120521	10.968583	11.929930	12.481297	12.262230
	Lincoln CVUL III SC (Elite)	10.919724	11.769866	12.731243	13.246591	12.942696
	Lincoln CVUL III LC (Elite)	11.071920	11.969755	12.986351	13.552620	13.281498
	Lincoln CVUL III LC (Elite)/0.20%	10.119966	10.962502	11.917357	12.461910	12.237063
	Lincoln Corporate Variable 4 – Band 1	10.919724	11.769866	12.731243	13.246591	12.942696
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.069525	9.873019
	Lincoln Corporate Variable 4 – Band 2	11.072257	11.970122	12.986751	13.553352	13.282862
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.327261	10.799156	10.604309
	Lincoln Corporate Variable 4 – Band 3	11.174559	12.104895	13.159252	13.760552	13.512274
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.083191	9.911171
	Lincoln Corporate Variable 4 – Band 4	11.226235	12.173035	13.246567	13.865715	13.629164
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.278137	12.241546	13.334444	13.971663	13.747047
LVIP Managed Risk Profile 2020 Fund Standard Class
	Lincoln CVUL III Jumbo	10.626997	11.494591	12.748610	13.281556	12.961928
	Lincoln CVUL III Super Jumbo	10.553700	11.398205	12.622766	13.130741	12.795529
	Lincoln CVUL III Super Jumbo/0.15%	10.115856	10.947190	12.147560	12.661709	12.363179
	Lincoln CVUL III SC (Elite)	10.384631	11.176434	12.333936	12.785461	12.415521
	Lincoln CVUL III LC (Elite)	10.529380	11.366256	12.581094	13.080851	12.740539
	Lincoln CVUL III LC (Elite)/0.20%	10.115301	10.941120	12.134757	12.642042	12.337804

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 1	10.384631	11.176434	12.333936	12.785461	12.415521
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.022565	9.766701
	Lincoln Corporate Variable 4 – Band 2	10.529324	11.366195	12.581039	13.080759	12.740391
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.457850	10.895033	10.632838
	Lincoln Corporate Variable 4 – Band 3	10.626997	11.494591	12.748610	13.281556	12.960218
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.036168	9.804456
	Lincoln Corporate Variable 4 – Band 4	10.676144	11.559300	12.833201	13.383060	13.074060
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.725520	11.624375	12.918356	13.485341	13.187165
LVIP Managed Risk Profile 2030 Fund Standard Class
	Lincoln CVUL III Jumbo	10.320110	11.112812	12.614955	13.113360	12.739054
	Lincoln CVUL III Super Jumbo	10.248924	11.019621	12.490424	12.964448	12.575509
	Lincoln CVUL III Super Jumbo/0.15%	10.124535	10.907665	12.388268	12.884158	12.522656
	Lincoln CVUL III SC (Elite)	10.084724	10.805200	12.204608	12.623525	12.202017
	Lincoln CVUL III LC (Elite)	10.225304	10.988731	12.449187	12.915187	12.521461
	Lincoln CVUL III LC (Elite)/0.20%	10.123980	10.901617	12.375212	12.864146	12.496953
	Lincoln Corporate Variable 4 – Band 1	10.084724	10.805200	12.204608	12.623525	12.202017
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.998997	9.699022
	Lincoln Corporate Variable 4 – Band 2	10.223250	10.986522	12.446698	12.912797	12.519357
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.629394	11.049352	10.733961
	Lincoln Corporate Variable 4 – Band 3	10.320110	11.112753	12.614897	13.113316	12.738978
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.012568	9.736505
	Lincoln Corporate Variable 4 – Band 4	10.367842	11.175377	12.698664	13.213584	12.849263
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.415750	11.238246	12.782875	13.314517	12.960372
LVIP Managed Risk Profile 2040 Fund Standard Class
	Lincoln CVUL III Jumbo	9.678254	10.346962	12.033705	12.427737	12.002980
	Lincoln CVUL III Super Jumbo	9.611487	10.260184	11.914903	12.286600	11.848874
	Lincoln CVUL III Super Jumbo/0.15%	10.116523	10.820920	12.591218	13.010009	12.571638
	Lincoln CVUL III SC (Elite)	9.457481	10.060519	11.642235	11.963478	11.496938
	Lincoln CVUL III LC (Elite)	9.589334	10.231420	11.875563	12.239911	11.797946
	Lincoln CVUL III LC (Elite)/0.20%	10.115969	10.814920	12.577949	12.989801	12.545835
	Lincoln Corporate Variable 4 – Band 1	9.457481	10.060519	11.642235	11.963478	11.496938
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.921233	9.567776
	Lincoln Corporate Variable 4 – Band 2	9.590042	10.232200	11.876448	12.240840	11.798850
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.767874	11.120457	10.740381
	Lincoln Corporate Variable 4 – Band 3	9.678254	10.335366	12.018830	12.412080	11.987830
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.934700	9.604753
	Lincoln Corporate Variable 4 – Band 4	9.723023	10.405221	12.113563	12.522727	12.106829
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.767932	10.463737	12.193869	12.618357	12.211494
LVIP Managed Risk Profile 2050 Fund Standard Class
	Lincoln CVUL III Jumbo	8.941073	9.459456	11.237730	11.545122	11.090503
	Lincoln CVUL III Super Jumbo	8.932139	9.435843	11.192884	11.481812	11.013146
	Lincoln CVUL III Super Jumbo/0.15%	10.098746	10.689590	12.705464	13.059531	12.551556
	Lincoln CVUL III SC (Elite)	8.911326	9.380972	11.088936	11.335433	10.834736
	Lincoln CVUL III LC (Elite)	8.929163	9.427984	11.177975	11.460785	10.987480
	Lincoln CVUL III LC (Elite)/0.20%	10.098192	10.683662	12.692074	13.039246	12.525793
	Lincoln Corporate Variable 4 – Band 1	8.911326	9.380972	11.088936	11.335433	10.834736
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.919225	9.514341
	Lincoln Corporate Variable 4 – Band 2	8.929163	9.427984	11.180977	11.463864	10.990431
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.915124	11.213691	10.772123
	Lincoln Corporate Variable 4 – Band 3	8.941073	9.459456	11.237730	11.545122	11.090503
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.932690	9.551116
	Lincoln Corporate Variable 4 – Band 4	8.947035	9.475232	11.267727	11.587522	11.142375
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.953032	9.491125	11.297913	11.630189	11.194598
LVIP MFS International Growth Fund Standard Class
	Lincoln CVUL III Jumbo	7.899896	9.413279	10.673199	10.114050	10.224285
	Lincoln CVUL III Super Jumbo	7.845378	9.334314	10.567809	9.999165	10.092991
	Lincoln CVUL III Super Jumbo/0.15%	10.289671	12.266991	13.915819	13.193393	13.343864
	Lincoln CVUL III SC (Elite)	7.719627	9.152628	10.325927	9.736146	9.793155
	Lincoln CVUL III LC (Elite)	7.827289	9.308140	10.532911	9.961160	10.049602

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III LC (Elite)/0.20%	10.289108	12.260192	13.901157	13.172902	13.316476
	Lincoln Corporate Variable 4 – Band 1	7.719627	9.152628	10.325927	9.736146	9.793155
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.222781	9.309322
	Lincoln Corporate Variable 4 – Band 2	7.827289	9.308142	10.532908	9.961105	10.049546
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.590571	10.035751	10.145133
	Lincoln Corporate Variable 4 – Band 3	7.896373	9.409115	10.668481	10.109559	10.219937
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.235308	9.345311
	Lincoln Corporate Variable 4 – Band 4	7.936451	9.466292	10.744041	10.191372	10.312758
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	7.973222	9.519660	10.815417	10.269345	10.402178
LVIP MFS Value Fund Standard Class
	Lincoln CVUL III Jumbo	8.883547	10.313598	13.994363	15.433702	15.319456
	Lincoln CVUL III Super Jumbo	8.822252	10.227091	13.856203	15.258433	15.122777
	Lincoln CVUL III Super Jumbo/0.15%	10.515995	12.214934	16.582539	18.297220	18.170862
	Lincoln CVUL III SC (Elite)	8.680866	10.028051	13.539108	14.857167	14.673618
	Lincoln CVUL III LC (Elite)	8.801914	10.198417	13.810454	15.200453	15.057780
	Lincoln CVUL III LC (Elite)/0.20%	10.515419	12.208164	16.565071	18.268811	18.133578
	Lincoln Corporate Variable 4 – Band 1	8.680866	10.028051	13.539108	14.857167	14.673618
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.576561	10.482530
	Lincoln Corporate Variable 4 – Band 2	8.801973	10.198487	13.810548	15.200558	15.057885
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.716126	12.921148	12.825500
	Lincoln Corporate Variable 4 – Band 3	8.883553	10.313605	13.994382	15.433692	15.319465
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.590911	10.523031
	Lincoln Corporate Variable 4 – Band 4	8.924647	10.371675	14.087233	15.551665	15.451995
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.965996	10.430147	14.180813	15.670632	15.585779
LVIP Mondrian International Value Fund Standard Class
	Lincoln CVUL III Jumbo	20.600379	22.536361	27.403543	26.654468	25.592748
	Lincoln CVUL III Super Jumbo	18.928524	20.676358	25.104174	24.381337	23.375049
	Lincoln CVUL III Super Jumbo/0.15%	10.281490	11.253348	13.690574	13.323005	12.798716
	Lincoln CVUL III SC (Elite)	18.208003	19.819829	23.980196	23.208315	22.172644
	Lincoln CVUL III LC (Elite)	18.784374	20.508675	24.888180	24.159459	23.150742
	Lincoln CVUL III LC (Elite)/0.20%	10.280927	11.247107	13.676148	13.302311	12.772443
	Lincoln Corporate Variable 4 – Band 1	16.563985	18.030278	21.815002	21.112814	20.170656
	Lincoln Corporate Variable 4 – Band 1/0.35%				8.954687	8.585102
	Lincoln Corporate Variable 4 – Band 2	16.990960	18.550604	22.511940	21.852812	20.941270
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.145193	10.840540	10.408732
	Lincoln Corporate Variable 4 – Band 3	14.309649	15.654438	19.035331	18.515001	17.777497
	Lincoln Corporate Variable 4 – Band 3/0.10%				8.966854	8.618299
	Lincoln Corporate Variable 4 – Band 4	16.966406	18.579441	22.614634	22.018480	21.162591
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.286377	12.371761	15.073790	14.691114	14.134186
LVIP Money Market Fund Standard Class
	Lincoln CVUL	12.392802	12.309522	12.226686	12.144533	12.062537
	Lincoln CVUL/0.35%	9.945450	9.913276	9.881133	9.849257	9.817088
	Lincoln CVUL LC	12.666871	12.619553	12.572292	12.525338	12.478150
	Lincoln CVUL LC/0.20%	9.971701	9.954340	9.936914	9.919622	9.902035
	Lincoln CVUL III Jumbo	11.585717	11.565545	11.545300	11.525209	11.504775
	Lincoln CVUL III Super Jumbo	11.399341	11.362438	11.325546	11.288891	11.251986
	Lincoln CVUL III Super Jumbo/0.15%	9.998726	9.986310	9.973814	9.961437	9.948750
	Lincoln CVUL III SC (Elite)	12.392802	12.309522	12.226686	12.144533	12.062537
	Lincoln CVUL III LC (Elite)	12.666871	12.619553	12.572292	12.525338	12.478150
	Lincoln CVUL III LC (Elite)/0.20%	9.971701	9.954340	9.936914	9.919622	9.902035
	Lincoln Corporate Variable 4 – Band 1	11.063726	10.989426	10.915531	10.842152	10.768949
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.982251	9.949618
	Lincoln Corporate Variable 4 – Band 2	11.344911	11.302530	11.260202	11.218148	11.175885
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.988633	9.971266	9.953588
	Lincoln Corporate Variable 4 – Band 3	11.492554	11.472546	11.452461	11.432532	11.412262
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.995816	9.988078
	Lincoln Corporate Variable 4 – Band 4	11.626660	11.617998	11.609264	11.600661	11.592348
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.400575	11.403510	11.406337	11.409284	11.411857

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo				9.977671	9.283553
	Lincoln CVUL III Super Jumbo				9.967670	9.260338
	Lincoln CVUL III Super Jumbo/0.15%				9.981007	9.291304
	Lincoln CVUL III SC (Elite)				9.944372	9.206394
	Lincoln CVUL III LC (Elite)				9.964338	9.252613
	Lincoln CVUL III LC (Elite)/0.20%				9.977671	9.283553
	Lincoln Corporate Variable 4 – Band 1				9.944372	9.206394
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.695974	9.007922
	Lincoln Corporate Variable 4 – Band 2				9.964338	9.252613
	Lincoln Corporate Variable 4 – Band 2/0.20%				9.977671	9.283553
	Lincoln Corporate Variable 4 – Band 3				9.977671	9.283553
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.709138	9.042746
	Lincoln Corporate Variable 4 – Band 4				9.984344	9.299062
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.991016	9.314621
LVIP PIMCO Low Duration Bond Fund Standard Class
	Lincoln CVUL III Jumbo				10.006684	10.153300
	Lincoln CVUL III Super Jumbo				9.996655	10.127923
	Lincoln CVUL III Super Jumbo/0.15%				10.010029	10.161774
	Lincoln CVUL III SC (Elite)				9.973291	10.068953
	Lincoln CVUL III LC (Elite)				9.993314	10.119476
	Lincoln CVUL III LC (Elite)/0.20%				10.006684	10.153300
	Lincoln Corporate Variable 4 – Band 1				9.973291	10.068953
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.997065	10.128340
	Lincoln Corporate Variable 4 – Band 2				9.993314	10.119476
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.006684	10.153300
	Lincoln Corporate Variable 4 – Band 3				10.006684	10.153300
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.010632	10.167469
	Lincoln Corporate Variable 4 – Band 4				10.013375	10.170254
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.020082	10.187249
LVIP SSgA Bond Index Fund Standard Class
	Lincoln CVUL III Jumbo	12.211628	12.656909	12.307310	12.989425	12.996177
	Lincoln CVUL III Super Jumbo	12.145223	12.569219	12.203721	12.860794	12.848194
	Lincoln CVUL III Super Jumbo/0.15%	10.072185	10.444673	10.161259	10.729795	10.740741
	Lincoln CVUL III SC (Elite)	11.991678	12.366963	11.965389	12.565583	12.509416
	Lincoln CVUL III LC (Elite)	12.123269	12.540228	12.169486	12.818307	12.799348
	Lincoln CVUL III LC (Elite)/0.20%	10.071633	10.438882	10.150548	10.713127	10.718696
	Lincoln Corporate Variable 4 – Band 1	11.991678	12.366963	11.965389	12.565583	12.509416
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.218463	10.208452
	Lincoln Corporate Variable 4 – Band 2	12.123215	12.540173	12.169433	12.818251	12.799292
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.693642	10.230899	10.234907
	Lincoln Corporate Variable 4 – Band 3	12.210490	12.655804	12.306267	12.988258	12.995122
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.232327	10.247846
	Lincoln Corporate Variable 4 – Band 4	12.256099	12.715707	12.376857	13.075893	13.095779
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.300727	12.774774	12.446792	13.162930	13.196136
LVIP SSgA Conservative Index Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	10.891510	11.858378	12.639317	13.210652	13.059798
	Lincoln CVUL III Super Jumbo	10.869065	11.816210	12.575498	13.124248	12.954930
	Lincoln CVUL III Super Jumbo/0.15%	10.209265	11.121125	11.859439	12.401720	12.266235
	Lincoln CVUL III SC (Elite)	10.816874	11.718400	12.427836	12.924829	12.713501
	Lincoln CVUL III LC (Elite)	10.861594	11.802188	12.554297	13.095573	12.920162
	Lincoln CVUL III LC (Elite)/0.20%	10.208706	11.114960	11.846941	12.382457	12.241060
	Lincoln Corporate Variable 4 – Band 1	10.816874	11.718400	12.427836	12.924829	12.713501
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.062207	9.932393
	Lincoln Corporate Variable 4 – Band 2	10.861594	11.802188	12.554297	13.095573	12.920162
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.229088	10.691473	10.569386
	Lincoln Corporate Variable 4 – Band 3	10.891510	11.858378	12.639317	13.210652	13.059798
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.075863	9.970773
	Lincoln Corporate Variable 4 – Band 4	10.906499	11.886574	12.682043	13.268569	13.130180
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.921510	11.914889	12.724967	13.326798	13.200997

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
LVIP SSgA Conservative Structured Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	10.856835	11.740282	12.545291	13.213568	12.941828
	Lincoln CVUL III Super Jumbo	10.834462	11.698533	12.481945	13.127145	12.837908
	Lincoln CVUL III Super Jumbo/0.15%	10.211045	11.047463	11.810869	12.446245	12.196383
	Lincoln CVUL III SC (Elite)	10.782435	11.601693	12.335378	12.927681	12.598656
	Lincoln CVUL III LC (Elite)	10.827014	11.684650	12.460901	13.098463	12.803453
	Lincoln CVUL III LC (Elite)/0.20%	10.210486	11.041338	11.798421	12.426913	12.171351
	Lincoln Corporate Variable 4 – Band 1	10.782435	11.601693	12.335378	12.927681	12.598656
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.085677	9.863454
	Lincoln Corporate Variable 4 – Band 2	10.827014	11.684636	12.460908	13.098491	12.803471
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.281362	10.829041	10.606340
	Lincoln Corporate Variable 4 – Band 3	10.856835	11.740282	12.545291	13.213568	12.941828
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.099365	9.901568
	Lincoln Corporate Variable 4 – Band 4	10.871776	11.768198	12.587699	13.271499	13.011576
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.886814	11.796317	12.630409	13.329839	13.081864
LVIP SSgA Developed International 150 Fund Standard Class
	Lincoln CVUL III Jumbo	7.628637	8.651728	10.388039	10.461680	9.992085
	Lincoln CVUL III Super Jumbo	7.587098	8.591725	10.300539	10.358005	9.878226
	Lincoln CVUL III Super Jumbo/0.15%	10.396431	11.796612	14.171147	14.278747	13.644640
	Lincoln CVUL III SC (Elite)	7.491051	8.453328	10.099225	10.120073	9.617570
	Lincoln CVUL III LC (Elite)	7.573302	8.571816	10.271536	10.323676	9.840561
	Lincoln CVUL III LC (Elite)/0.20%	10.395861	11.790071	14.156214	14.256567	13.616631
	Lincoln Corporate Variable 4 – Band 1	7.491051	8.453328	10.099225	10.120073	9.617570
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.156359	8.732240
	Lincoln Corporate Variable 4 – Band 2	7.573302	8.571816	10.271536	10.323676	9.840561
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.487424	11.568859	11.049556
	Lincoln Corporate Variable 4 – Band 3	7.628395	8.651452	10.381985	10.452456	9.983278
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.168798	8.766004
	Lincoln Corporate Variable 4 – Band 4	7.656455	8.691963	10.446784	10.531371	10.068722
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	7.684421	8.732441	10.505934	10.601598	10.146007
LVIP SSgA Emerging Markets 100 Fund Standard Class
	Lincoln CVUL III Jumbo	12.749003	14.333432	13.900127	13.404831	11.098345
	Lincoln CVUL III Super Jumbo	12.682180	14.236938	13.785853	13.274694	10.974102
	Lincoln CVUL III Super Jumbo/0.15%	10.281320	11.564849	11.220848	10.826436	8.968088
	Lincoln CVUL III SC (Elite)	12.527614	14.014299	13.522850	12.975927	10.689579
	Lincoln CVUL III LC (Elite)	12.659981	14.205121	13.748168	13.231786	10.933154
	Lincoln CVUL III LC (Elite)/0.20%	10.280756	11.558440	11.209016	10.809593	8.949663
	Lincoln Corporate Variable 4 – Band 1	12.527614	14.014299	13.522850	12.975927	10.689579
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.470843	7.829484
	Lincoln Corporate Variable 4 – Band 2	12.660378	14.205361	13.748400	13.232009	10.933339
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.264444	9.898697	8.196083
	Lincoln Corporate Variable 4 – Band 3	12.749208	14.333665	13.900345	13.405049	11.098526
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.483700	7.859766
	Lincoln Corporate Variable 4 – Band 4	12.793747	14.398125	13.976835	13.492297	11.181954
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.839618	14.464202	14.055028	13.581360	11.267043
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
	Lincoln CVUL	11.921698	13.158480	14.348220	14.814135	13.751672
	Lincoln CVUL/0.35%	10.548968	11.684148	12.785245	13.246691	12.339780
	Lincoln CVUL LC	12.161165	13.463104	14.724486	15.248296	14.197245
	Lincoln CVUL LC/0.20%	10.576837	11.732595	12.857526	13.341578	12.446836
	Lincoln CVUL III Jumbo	12.323442	13.670056	14.980752	15.544738	14.502243
	Lincoln CVUL III Super Jumbo	12.201518	13.514530	14.788121	15.321854	14.272871
	Lincoln CVUL III Super Jumbo/0.15%	10.281059	11.410199	12.510470	12.987949	12.122986
	Lincoln CVUL III SC (Elite)	11.921698	13.158480	14.348220	14.814135	13.751672
	Lincoln CVUL III LC (Elite)	12.161165	13.463104	14.724486	15.248296	14.197245
	Lincoln CVUL III LC (Elite)/0.20%	10.576837	11.732595	12.857526	13.341578	12.446836
	Lincoln Corporate Variable 4 – Band 1	11.921698	13.158480	14.348220	14.814135	13.751672
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.966481	9.284144
	Lincoln Corporate Variable 4 – Band 2	12.161210	13.463159	14.724547	15.248356	14.197286
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.470164	10.864345	10.135722

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 3	12.322141	13.665949	14.976610	15.540384	14.498163
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.980009	9.320026
	Lincoln Corporate Variable 4 – Band 4	12.405399	13.774731	15.110563	15.695123	14.657200
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.338461	12.602614	13.838606	14.388341	13.450286
LVIP SSgA International Index Fund Standard Class
	Lincoln CVUL III Jumbo	7.090493	8.359151	10.092814	9.484176	9.350004
	Lincoln CVUL III Super Jumbo	7.051888	8.301185	10.007812	9.390197	9.243471
	Lincoln CVUL III Super Jumbo/0.15%	10.357715	12.217061	14.758215	13.875175	13.685728
	Lincoln CVUL III SC (Elite)	6.962624	8.167487	9.812246	9.174514	8.999586
	Lincoln CVUL III LC (Elite)	7.039067	8.281952	9.979637	9.359078	9.208230
	Lincoln CVUL III LC (Elite)/0.20%	10.357148	12.210289	14.742666	13.853623	13.657636
	Lincoln Corporate Variable 4 – Band 1	6.962624	8.167487	9.812246	9.174514	8.999586
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.015657	8.874783
	Lincoln Corporate Variable 4 – Band 2	7.039039	8.281910	9.979593	9.361128	9.210245
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.085685	10.417199	10.269822
	Lincoln Corporate Variable 4 – Band 3	7.090532	8.359194	10.092860	9.484218	9.350043
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.027906	8.909094
	Lincoln Corporate Variable 4 – Band 4	7.116347	8.398020	10.149882	9.547351	9.421706
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	7.142279	8.437051	10.207250	9.610925	9.493938
LVIP SSgA Large Cap 100 Fund Standard Class
	Lincoln CVUL III Jumbo	10.531452	11.794865	15.991228	18.628410	17.722909
	Lincoln CVUL III Super Jumbo	10.474134	11.713094	15.856584	18.443884	17.521040
	Lincoln CVUL III Super Jumbo/0.15%	10.479515	11.742564	15.928275	18.564351	17.670801
	Lincoln CVUL III SC (Elite)	10.341598	11.524489	15.546801	18.020394	17.058902
	Lincoln CVUL III LC (Elite)	10.455097	11.685962	15.811954	18.382782	17.454262
	Lincoln CVUL III LC (Elite)/0.20%	10.478941	11.736054	15.911494	18.535526	17.634540
	Lincoln Corporate Variable 4 – Band 1	10.341598	11.524489	15.546801	18.020394	17.058902
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.771895	10.232921
	Lincoln Corporate Variable 4 – Band 2	10.455097	11.685962	15.811954	18.382782	17.454262
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.621465	13.538011	12.879947
	Lincoln Corporate Variable 4 – Band 3	10.530269	11.793469	15.989832	18.626785	17.721358
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.786509	10.272463
	Lincoln Corporate Variable 4 – Band 4	10.569839	11.849696	16.081626	18.752451	17.858778
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.608286	11.904693	16.172411	18.877175	17.995553
LVIP SSgA Mid-Cap Index Fund Standard Class
	Lincoln CVUL III Jumbo				10.125864	9.855200
	Lincoln CVUL III Super Jumbo				10.121118	9.835812
	Lincoln CVUL III Super Jumbo/0.15%				10.127446	9.861671
	Lincoln CVUL III SC (Elite)				10.110055	9.790723
	Lincoln CVUL III LC (Elite)				10.119537	9.829358
	Lincoln CVUL III LC (Elite)/0.20%				10.125864	9.855200
	Lincoln Corporate Variable 4 – Band 1				10.110055	9.790723
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.121118	9.835812
	Lincoln Corporate Variable 4 – Band 2				10.119537	9.829407
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.125864	9.855199
	Lincoln Corporate Variable 4 – Band 3				10.125864	9.855200
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.129028	9.868146
	Lincoln Corporate Variable 4 – Band 4				10.129028	9.868146
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.132194	9.881185
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.881185
LVIP SSgA Moderate Index Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	10.921237	12.175030	13.665482	14.240178	14.001976
	Lincoln CVUL III Super Jumbo	10.898726	12.131731	13.596480	14.147038	13.889538
	Lincoln CVUL III Super Jumbo/0.15%	10.289750	11.476780	12.888194	13.436918	13.218763
	Lincoln CVUL III SC (Elite)	10.846380	12.031299	13.436825	13.932070	13.630678
	Lincoln CVUL III LC (Elite)	10.891233	12.117333	13.573557	14.116127	13.852260
	Lincoln CVUL III LC (Elite)/0.20%	10.289186	11.470418	12.874612	13.416049	13.191633
	Lincoln Corporate Variable 4 – Band 1	10.846380	12.031299	13.436825	13.932070	13.630678

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.012711	9.830463
	Lincoln Corporate Variable 4 – Band 2	10.891233	12.117333	13.573557	14.116127	13.852260
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.562160	11.006347	10.822239
	Lincoln Corporate Variable 4 – Band 3	10.921237	12.175030	13.665482	14.240178	14.001976
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.026301	9.868453
	Lincoln Corporate Variable 4 – Band 4	10.936270	12.203981	13.711678	14.302612	14.077440
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.951355	12.233048	13.758083	14.365376	14.153368
LVIP SSgA Moderate Structured Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	10.881681	12.004528	13.514749	14.237363	13.826259
	Lincoln CVUL III Super Jumbo	10.859252	11.961834	13.446507	14.144241	13.715231
	Lincoln CVUL III Super Jumbo/0.15%	10.286651	11.353771	12.788515	13.479036	13.096377
	Lincoln CVUL III SC (Elite)	10.807095	11.862804	13.288609	13.929315	13.459616
	Lincoln CVUL III LC (Elite)	10.851786	11.947637	13.423836	14.113336	13.678420
	Lincoln CVUL III LC (Elite)/0.20%	10.286088	11.347477	12.775038	13.458101	13.069498
	Lincoln Corporate Variable 4 – Band 1	10.807095	11.862804	13.288609	13.929315	13.459616
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.047370	9.742622
	Lincoln Corporate Variable 4 – Band 2	10.851786	11.947637	13.423836	14.113336	13.678420
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.632185	11.200673	10.877253
	Lincoln Corporate Variable 4 – Band 3	10.881681	12.004528	13.514749	14.237363	13.826259
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.061007	9.780273
	Lincoln Corporate Variable 4 – Band 4	10.896660	12.033075	13.560436	14.299785	13.900776
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.911739	12.061781	13.606357	14.362556	13.975771
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	10.865850	12.238656	14.022832	14.555828	14.231081
	Lincoln CVUL III Super Jumbo	10.843450	12.195129	13.952024	14.460620	14.116798
	Lincoln CVUL III Super Jumbo/0.15%	10.312085	11.620735	13.321485	13.834740	13.532847
	Lincoln CVUL III SC (Elite)	10.791363	12.094164	13.788189	14.240878	13.853690
	Lincoln CVUL III LC (Elite)	10.835994	12.180654	13.928500	14.429022	14.078908
	Lincoln CVUL III LC (Elite)/0.20%	10.311521	11.614293	13.307448	13.813252	13.505072
	Lincoln Corporate Variable 4 – Band 1	10.791363	12.094164	13.788189	14.240878	13.853690
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.975816	9.738627
	Lincoln Corporate Variable 4 – Band 2	10.835994	12.180654	13.928500	14.429022	14.078908
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.713729	11.120949	10.872836
	Lincoln Corporate Variable 4 – Band 3	10.865850	12.238656	14.022832	14.555828	14.231081
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.989357	9.776265
	Lincoln Corporate Variable 4 – Band 4	10.880808	12.267761	14.070237	14.619648	14.307783
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.895990	12.297161	14.118052	14.684008	14.385150
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class
	Lincoln CVUL III Jumbo	11.020394	12.251236	14.079437	14.793056	14.249629
	Lincoln CVUL III Super Jumbo	10.997676	12.207662	14.008342	14.696297	14.135198
	Lincoln CVUL III Super Jumbo/0.15%	10.321165	11.479648	13.199304	13.875248	13.372225
	Lincoln CVUL III SC (Elite)	10.944849	12.106591	13.843844	14.472976	13.871747
	Lincoln CVUL III LC (Elite)	10.990114	12.193172	13.984723	14.664184	14.097258
	Lincoln CVUL III LC (Elite)/0.20%	10.320600	11.473284	13.185394	13.853699	13.344780
	Lincoln Corporate Variable 4 – Band 1	10.944849	12.106591	13.843844	14.472976	13.871747
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.021813	9.639184
	Lincoln Corporate Variable 4 – Band 2	10.990114	12.193172	13.984723	14.664184	14.097265
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.806715	11.354455	10.937347
	Lincoln Corporate Variable 4 – Band 3	11.020394	12.251236	14.079437	14.793056	14.249629
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.035415	9.676437
	Lincoln Corporate Variable 4 – Band 4	11.035565	12.280371	14.127034	14.857915	14.326431
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.050372	12.309162	14.174322	14.922560	14.403172
LVIP SSgA S&P 500 Index Fund Standard Class
	Lincoln CVUL	10.693008	12.280070	16.096688	18.130542	18.215119
	Lincoln CVUL/0.35%	10.994821	12.670922	16.667203	18.838945	18.993200
	Lincoln CVUL LC	10.909093	12.565844	16.520729	18.664055	18.807470
	Lincoln CVUL LC/0.20%	11.023871	12.723462	16.761416	18.973865	19.157946
	Lincoln CVUL III Jumbo	11.054602	12.758929	16.808139	19.026756	19.211349
	Lincoln CVUL III Super Jumbo	10.945224	12.613764	16.592018	18.753964	18.907523

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III Super Jumbo/0.15%	10.564589	12.199463	16.079151	18.210643	18.396517
	Lincoln CVUL III SC (Elite)	10.693008	12.280070	16.096688	18.130542	18.215119
	Lincoln CVUL III LC (Elite)	10.909093	12.565844	16.520729	18.664055	18.807470
	Lincoln CVUL III LC (Elite)/0.20%	11.023871	12.723462	16.761416	18.973865	19.157946
	Lincoln Corporate Variable 4 – Band 1	10.694194	12.281432	16.098474	18.132554	18.217140
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.707370	10.795043
	Lincoln Corporate Variable 4 – Band 2	10.909039	12.565783	16.520649	18.663963	18.807377
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.559549	13.085369	13.212320
	Lincoln Corporate Variable 4 – Band 3	11.055400	12.759851	16.809354	19.028131	19.212737
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.721897	10.836734
	Lincoln Corporate Variable 4 – Band 4	11.128127	12.856632	16.953781	19.210817	19.416606
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.830334	12.525094	16.533100	18.752869	18.972719
LVIP SSgA Small-Cap Index Fund Standard Class
	Lincoln CVUL III Jumbo	9.186088	10.624810	14.622948	15.275902	14.526584
	Lincoln CVUL III Super Jumbo	9.122688	10.535673	14.478557	15.102391	14.340046
	Lincoln CVUL III Super Jumbo/0.15%	10.573404	12.235520	16.848184	17.609305	16.753907
	Lincoln CVUL III SC (Elite)	8.978405	10.332833	14.150245	14.708358	13.917079
	Lincoln CVUL III LC (Elite)	9.101728	10.506219	14.430872	15.045127	14.277639
	Lincoln CVUL III LC (Elite)/0.20%	10.572826	12.228740	16.830434	17.581949	16.719507
	Lincoln Corporate Variable 4 – Band 1	8.976448	10.330582	14.147162	14.705154	13.914047
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.373437	9.849801
	Lincoln Corporate Variable 4 – Band 2	9.101657	10.506136	14.430757	15.045006	14.278411
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.164236	12.707914	12.084568
	Lincoln Corporate Variable 4 – Band 3	9.184828	10.623236	14.620696	15.273562	14.524350
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.387518	9.887876
	Lincoln Corporate Variable 4 – Band 4	9.228599	10.684652	14.720006	15.392681	14.652288
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.271304	10.744828	14.817704	15.510347	14.779074
LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	Lincoln CVUL III Jumbo	12.702579	14.430047	19.368144	20.160618	18.744468
	Lincoln CVUL III Super Jumbo	12.633438	14.330002	19.205062	19.960896	18.530940
	Lincoln CVUL III Super Jumbo/0.15%	10.468675	11.898292	15.977979	16.640057	15.478946
	Lincoln CVUL III SC (Elite)	12.473568	14.099250	18.829853	19.502534	18.042112
	Lincoln CVUL III LC (Elite)	12.610475	14.296808	19.151007	19.894763	18.460305
	Lincoln CVUL III LC (Elite)/0.20%	10.468103	11.891697	15.961147	16.614218	15.447180
	Lincoln Corporate Variable 4 – Band 1	12.473568	14.099250	18.829853	19.502534	18.042112
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.285935	9.549072
	Lincoln Corporate Variable 4 – Band 2	12.610575	14.296934	19.151164	19.894884	18.460392
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.956341	12.445552	11.571321
	Lincoln Corporate Variable 4 – Band 3	12.703323	14.430908	19.369306	20.161823	18.745589
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.299897	9.585986
	Lincoln Corporate Variable 4 – Band 4	12.748882	14.497131	19.477634	20.294873	18.888184
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.795344	14.564514	19.587726	20.430006	19.032987
LVIP T. Rowe Price Growth Stock Fund Standard Class
	Lincoln CVUL III Jumbo	9.499276	11.215968	15.564210	16.886530	18.660882
	Lincoln CVUL III Super Jumbo	9.433737	11.121902	15.410561	16.694769	18.421319
	Lincoln CVUL III Super Jumbo/0.15%	10.319760	12.190817	16.925445	18.372597	20.313253
	Lincoln CVUL III SC (Elite)	9.282562	10.905469	15.057917	16.255748	17.874224
	Lincoln CVUL III LC (Elite)	9.412026	11.090761	15.359736	16.631392	18.342214
	Lincoln CVUL III LC (Elite)/0.20%	10.319195	12.184067	16.907617	18.344102	20.271612
	Lincoln Corporate Variable 4 – Band 1	9.282562	10.905469	15.057917	16.255748	17.874224
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.787129	11.902719
	Lincoln Corporate Variable 4 – Band 2	9.408771	11.086926	15.354424	16.625639	18.335993
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.795910	11.930291
	Lincoln Corporate Variable 4 – Band 3	9.499000	11.215655	15.563642	16.886014	18.660306
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.801766	11.948702
	Lincoln Corporate Variable 4 – Band 4	9.543222	11.279119	15.667491	17.015591	18.822317
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.587364	11.342619	15.771448	17.145628	18.985138

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Lincoln CVUL	15.162062	17.510900	23.439300	25.972696	26.333541
	Lincoln CVUL/0.35%	11.412005	13.226096	17.765878	19.755090	20.099803
	Lincoln CVUL LC	15.512923	17.969926	24.125944	26.813871	27.268113
	Lincoln CVUL LC/0.20%	11.442155	13.280933	17.866294	19.896569	20.274145
	Lincoln CVUL III Jumbo	20.146494	23.384087	31.457655	35.032415	35.697231
	Lincoln CVUL III Super Jumbo	18.840145	21.835039	29.329791	32.613793	33.182882
	Lincoln CVUL III Super Jumbo/0.15%	10.257153	11.911456	16.032001	17.862761	18.210852
	Lincoln CVUL III SC (Elite)	15.622456	18.042616	24.151032	26.761354	27.133157
	Lincoln CVUL III LC (Elite)	16.105312	18.656141	25.047242	27.837812	28.309400
	Lincoln CVUL III LC (Elite)/0.20%	10.256591	11.904852	16.015110	17.835021	18.173479
	Lincoln Corporate Variable 4 – Band 1	16.792871	19.394346	25.960397	28.766282	29.165939
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.825802	11.014705
	Lincoln Corporate Variable 4 – Band 2	17.226275	19.951228	26.797450	29.783453	30.287845
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.847295	13.191625	13.442224
	Lincoln Corporate Variable 4 – Band 3	16.175505	18.773120	25.255169	28.125135	28.658860
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.840490	11.057267
	Lincoln Corporate Variable 4 – Band 4	16.720456	19.426885	26.160320	29.162254	29.745409
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.516511	15.720047	21.189839	23.645031	24.141999
LVIP Templeton Growth Managed Volatility Fund Standard Class
	Lincoln CVUL III Jumbo	8.080065	9.774398	11.698716	11.443279	10.503955
	Lincoln CVUL III Super Jumbo	8.024308	9.692408	11.583204	11.313300	10.369068
	Lincoln CVUL III Super Jumbo/0.15%	10.422881	12.614790	15.105852	14.783414	13.576706
	Lincoln CVUL III SC (Elite)	7.895700	9.503759	11.318090	11.015724	10.061027
	Lincoln CVUL III LC (Elite)	8.005808	9.665231	11.544955	11.270303	10.324493
	Lincoln CVUL III LC (Elite)/0.20%	10.422311	12.607797	15.089936	14.760453	13.548838
	Lincoln Corporate Variable 4 – Band 1	7.895700	9.503759	11.318090	11.015724	10.061027
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.392535	8.608615
	Lincoln Corporate Variable 4 – Band 2	8.005808	9.665231	11.544954	11.270302	10.324492
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.081886	10.839917	9.950120
	Lincoln Corporate Variable 4 – Band 3	8.079693	9.773738	11.697967	11.443028	10.503714
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.405293	8.641900
	Lincoln Corporate Variable 4 – Band 4	8.117450	9.829443	11.776362	11.530759	10.594852
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.154999	9.884784	11.854507	11.618893	10.686521
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	Lincoln CVUL					9.590686
	Lincoln CVUL/0.35%					9.613256
	Lincoln CVUL LC					9.610028
	Lincoln CVUL LC/0.20%					9.622945
	Lincoln CVUL III Jumbo					9.622945
	Lincoln CVUL III Super Jumbo					9.613256
	Lincoln CVUL III Super Jumbo/0.15%					9.626176
	Lincoln CVUL III SC (Elite)					9.590686
	Lincoln CVUL III LC (Elite)					9.610028
	Lincoln CVUL III LC (Elite)/0.20%					9.622945
	Lincoln Corporate Variable 4 – Band 1					9.590686
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.613256
	Lincoln Corporate Variable 4 – Band 2					9.610028
	Lincoln Corporate Variable 4 – Band 2/0.20%					9.622941
	Lincoln Corporate Variable 4 – Band 3					9.622945
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.629409
	Lincoln Corporate Variable 4 – Band 4					9.629409
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.635878
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
	Lincoln CVUL	9.297093	10.745290	13.391199	14.009135	14.097697
	Lincoln CVUL/0.35%	10.067984	11.677035	14.603376	15.330812	15.481838
	Lincoln CVUL LC	8.300026	9.621716	12.026973	12.619762	12.737709
	Lincoln CVUL LC/0.20%	10.094591	11.725457	14.685933	15.440621	15.616141
	Lincoln CVUL III Jumbo	15.486324	17.988272	22.530006	23.687793	23.957064
	Lincoln CVUL III Super Jumbo	14.470477	16.783129	20.989091	22.034617	22.251683

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln CVUL III Super Jumbo/0.15%	10.362401	12.042552	15.090632	15.874055	16.062534
	Lincoln CVUL III SC (Elite)	9.297093	10.745290	13.391199	14.009135	14.097697
	Lincoln CVUL III LC (Elite)	8.300026	9.621716	12.026973	12.619762	12.737709
	Lincoln CVUL III LC (Elite)/0.20%	10.094591	11.725457	14.685933	15.440621	15.616141
	Lincoln Corporate Variable 4 – Band 1	13.409834	15.498629	19.314995	20.206285	20.334023
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.453760	10.556741
	Lincoln Corporate Variable 4 – Band 2	13.755459	15.945874	19.932058	20.914482	21.109942
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.757627	12.361836	12.502362
	Lincoln Corporate Variable 4 – Band 3	12.759059	14.820871	18.562993	19.516940	19.738810
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.467947	10.597538
	Lincoln Corporate Variable 4 – Band 4	13.638723	15.857976	19.881626	20.924215	21.183240
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.635336	13.542165	16.995271	17.904406	18.144196
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	Lincoln CVUL III Jumbo	9.201215	10.576234	13.776854	15.428332	15.349987
	Lincoln CVUL III Super Jumbo	9.192019	10.549835	13.721885	15.343747	15.242944
	Lincoln CVUL III Super Jumbo/0.15%	10.554512	12.137831	15.818928	17.724055	17.642873
	Lincoln CVUL III SC (Elite)	9.170597	10.488495	13.594473	15.148178	14.996069
	Lincoln CVUL III LC (Elite)	9.188955	10.541051	13.703610	15.315655	15.207429
	Lincoln CVUL III LC (Elite)/0.20%	10.553935	12.131103	15.802264	17.696535	17.606672
	Lincoln Corporate Variable 4 – Band 1	9.170597	10.488495	13.594473	15.148178	14.996069
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.642412	10.572496
	Lincoln Corporate Variable 4 – Band 2	9.188955	10.541051	13.703610	15.315655	15.207429
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.441322	12.812833	12.747769
	Lincoln Corporate Variable 4 – Band 3	9.201215	10.576234	13.776854	15.428332	15.349987
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.656852	10.613347
	Lincoln Corporate Variable 4 – Band 4	9.207350	10.593869	13.813622	15.484981	15.421766
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.213497	10.611527	13.850477	15.541825	15.493868
LVIP Vanguard International Equity ETF Fund Standard Class
	Lincoln CVUL III Jumbo	7.989325	9.516184	10.897787	10.371275	10.044944
	Lincoln CVUL III Super Jumbo	7.981327	9.492418	10.854282	10.314380	9.974854
	Lincoln CVUL III Super Jumbo/0.15%	10.286376	12.258354	14.045096	13.373215	12.958910
	Lincoln CVUL III SC (Elite)	7.962698	9.437192	10.753442	10.182833	9.813205
	Lincoln CVUL III LC (Elite)	7.978663	9.484509	10.839819	10.295484	9.951599
	Lincoln CVUL III LC (Elite)/0.20%	10.285812	12.251559	14.030296	13.352441	12.932308
	Lincoln Corporate Variable 4 – Band 1	7.962698	9.437192	10.753442	10.182833	9.813205
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.155077	8.853712
	Lincoln Corporate Variable 4 – Band 2	7.978663	9.484509	10.839819	10.295484	9.951599
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.616391	10.103475	9.785569
	Lincoln Corporate Variable 4 – Band 3	7.989325	9.516184	10.897787	10.371275	10.044944
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.167513	8.887947
	Lincoln Corporate Variable 4 – Band 4	7.994661	9.532062	10.926887	10.409379	10.091943
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.000000	9.547965	10.956063	10.447622	10.139161
LVIP Wellington Capital Growth Fund Standard Class
	Lincoln CVUL III Jumbo	9.146217	10.868164	14.751475	16.396463	17.905433
	Lincoln CVUL III Super Jumbo	9.083103	10.777002	14.605832	16.210247	17.675545
	Lincoln CVUL III Super Jumbo/0.15%	10.060087	11.960060	16.241631	18.061819	19.733918
	Lincoln CVUL III SC (Elite)	8.937523	10.567252	14.271562	15.783920	17.150543
	Lincoln CVUL III LC (Elite)	9.062162	10.746785	14.557605	16.148646	17.599572
	Lincoln CVUL III LC (Elite)/0.20%	10.059536	11.953432	16.224521	18.033773	19.693426
	Lincoln Corporate Variable 4 – Band 1	8.937523	10.567252	14.271562	15.783920	17.150543
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.822039	11.800279
	Lincoln Corporate Variable 4 – Band 2	9.062162	10.746785	14.557605	16.148646	17.599572
	Lincoln Corporate Variable 4 – Band 2/0.20%				10.830847	11.827613
	Lincoln Corporate Variable 4 – Band 3	9.145467	10.866882	14.749644	16.394417	17.903213
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.836723	11.845871
	Lincoln Corporate Variable 4 – Band 4	9.188536	10.929366	14.849376	16.521793	18.060350
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.231031	10.990889	14.947891	16.648047	18.216571

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
LVIP Wellington Mid-Cap Value Fund Standard Class
	Lincoln CVUL III Jumbo	8.214078	10.174834	13.622771	14.722807	14.470682
	Lincoln CVUL III Super Jumbo	8.157382	10.089467	13.488244	14.555565	14.284849
	Lincoln CVUL III Super Jumbo/0.15%	10.425770	12.920927	17.308075	18.715054	18.403767
	Lincoln CVUL III SC (Elite)	8.026608	9.893054	13.179491	14.172685	13.860464
	Lincoln CVUL III LC (Elite)	8.138570	10.061172	13.443698	14.500242	14.223437
	Lincoln CVUL III LC (Elite)/0.20%	10.425199	12.913765	17.289840	18.685991	18.365998
	Lincoln Corporate Variable 4 – Band 1	8.026608	9.893054	13.179491	14.172685	13.860464
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.031897	9.845316
	Lincoln Corporate Variable 4 – Band 2	8.138397	10.060958	13.446287	14.503016	14.225992
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.864178	12.822208	12.602015
	Lincoln Corporate Variable 4 – Band 3	8.214078	10.174871	13.622800	14.722810	14.470710
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.045516	9.883375
	Lincoln Corporate Variable 4 – Band 4	8.252093	10.232145	13.713198	14.835365	14.595909
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	8.290324	10.289829	13.804293	14.948856	14.722292
M Capital Appreciation Fund
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.069611	13.541370	12.624979
	Lincoln Corporate Variable 4 – Band 2	18.209520	21.298632	29.530414	33.065125	30.765860
	Lincoln Corporate Variable 4 – Band 3	18.556326	21.747705	30.213357	33.897550	31.603585
	Lincoln Corporate Variable 4 – Band 4	17.800985	20.883324	29.041499	32.615400	30.438649
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.584714	15.952922	22.207190	24.965004	23.322171
M International Equity Fund
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.990262	10.194220	9.772820
	Lincoln Corporate Variable 4 – Band 2	14.344079	17.241512	19.975991	18.492056	17.692203
	Lincoln Corporate Variable 4 – Band 3	12.256310	14.761497	17.136874	15.895623	15.238542
	Lincoln Corporate Variable 4 – Band 4	14.019927	16.902480	19.642000	18.237537	17.501151
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.899905	11.947299	13.897577	12.916773	12.407637
M Large Cap Growth Fund
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.159614	13.374652	14.376218
	Lincoln Corporate Variable 4 – Band 2	14.971483	17.791928	24.127139	26.485000	28.411417
	Lincoln Corporate Variable 4 – Band 3	15.368711	18.300522	24.866481	27.351242	29.399436
	Lincoln Corporate Variable 4 – Band 4	14.948308	17.817715	24.234654	26.682945	28.709797
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.972219	14.284614	19.448556	21.434754	23.086026
M Large Cap Value Fund
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.795937	12.912184	12.801654
	Lincoln Corporate Variable 4 – Band 2	14.649661	17.113860	22.878644	24.993617	24.730139
	Lincoln Corporate Variable 4 – Band 3	13.152617	15.395743	20.622952	22.574499	22.381256
	Lincoln Corporate Variable 4 – Band 4	14.555449	17.054860	22.868215	25.057270	24.867638
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.658776	12.501551	16.779614	18.404246	18.283241
MFS VIT Core Equity Series Initial Class
	Lincoln CVUL	10.640426	12.280889	16.415093	18.132589
	Lincoln CVUL/0.35%	10.923925	12.651634	16.969226	18.811402
	Lincoln CVUL LC	10.338910	11.968719	16.045831	17.777970
	Lincoln CVUL LC/0.20%	10.952310	12.704194	17.065936	18.946010
	Lincoln CVUL III Jumbo	16.601691	19.257209	25.868817	28.718659
	Lincoln CVUL III Super Jumbo	15.441006	17.884036	23.988212	26.590967
	Lincoln CVUL III Super Jumbo/0.15%	10.433958	12.108967	16.274487	18.076402
	Lincoln CVUL III SC (Elite)	10.640426	12.280889	16.415093	18.132589
	Lincoln CVUL III LC (Elite)	10.338910	11.968719	16.045831	17.777970
	Lincoln CVUL III LC (Elite)/0.20%	10.952310	12.704194	17.065936	18.946010
	Lincoln Corporate Variable 4 – Band 1	13.877570	16.017112	21.409067	23.649078
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.633390
	Lincoln Corporate Variable 4 – Band 2	14.234592	16.478508	22.091910	24.476678
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.777250	13.074693
	Lincoln Corporate Variable 4 – Band 3	13.544223	15.711056	21.106866	23.433010
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.647818
	Lincoln Corporate Variable 4 – Band 4	14.284943	16.586458	22.303407	24.785235

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
MFS VIT Growth Series Initial Class
	Lincoln CVUL	10.539300	12.285422	16.695597	18.062124	19.291913
	Lincoln CVUL/0.35%	10.906564	12.758078	17.398670	18.888729	20.245542
	Lincoln CVUL LC	11.046442	12.915248	17.604210	19.102320	20.464241
	Lincoln CVUL LC/0.20%	10.935372	12.810973	17.497017	19.024010	20.421152
	Lincoln CVUL III Jumbo	19.712827	23.093897	31.541254	34.293909	36.812490
	Lincoln CVUL III Super Jumbo	18.126555	21.203746	28.916344	31.392801	33.647806
	Lincoln CVUL III Super Jumbo/0.15%	10.257297	12.022595	16.428463	17.871133	19.193203
	Lincoln CVUL III SC (Elite)	10.539300	12.285422	16.695597	18.062124	19.291913
	Lincoln CVUL III LC (Elite)	11.046442	12.915248	17.604210	19.102320	20.464241
	Lincoln CVUL III LC (Elite)/0.20%	10.935372	12.810973	17.497017	19.024010	20.421152
	Lincoln Corporate Variable 4 – Band 1	16.268033	18.963276	25.770643	27.879958	29.778211
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.698567	11.467066
	Lincoln Corporate Variable 4 – Band 2	16.687818	19.511013	26.594605	28.857794	30.915290
	Lincoln Corporate Variable 4 – Band 2/0.20%			12.214107	13.280049	14.255349
	Lincoln Corporate Variable 4 – Band 3	16.638926	19.492775	26.622900	28.946321	31.072166
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.713083	11.511370
	Lincoln Corporate Variable 4 – Band 4	16.655531	19.531756	26.702865	29.062315	31.227903
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.009090	11.749270	16.079056	17.517295	18.841432
MFS VIT New Discovery Series Initial Class
	Lincoln CVUL III Jumbo			10.705466	9.908682	9.702441
	Lincoln CVUL III Super Jumbo			10.703270	9.891791	9.671375
	Lincoln CVUL III Super Jumbo/0.15%			10.706198	9.914318	9.712818
	Lincoln CVUL III SC (Elite)			10.698149	9.852489	9.599275
	Lincoln CVUL III LC (Elite)			10.702539	9.886167	9.661042
	Lincoln CVUL III LC (Elite)/0.20%			10.705466	9.908682	9.702441
	Lincoln Corporate Variable 4 – Band 1			10.698149	9.852489	9.599275
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.613854	9.399632
	Lincoln Corporate Variable 4 – Band 2			10.702539	9.886167	9.661042
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.705466	9.908682	9.702441
	Lincoln Corporate Variable 4 – Band 3			10.705466	9.908682	9.702441
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.626913	9.435973
	Lincoln Corporate Variable 4 – Band 4			10.706930	9.919958	9.723206
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.708394	9.931273	9.744056
MFS VIT Research Series Initial Class
	Lincoln CVUL	11.800873	13.742606	18.052665	19.755628	19.775548
	Lincoln CVUL/0.35%	10.876433	12.711299	16.756615	18.401337	18.484836
	Lincoln CVUL LC	11.644594	13.600982	17.920264	19.669649	19.748660
	Lincoln CVUL LC/0.20%	10.904517	12.762404	16.849244	18.531208	18.642875
MFS VIT Total Return Series Initial Class
	Lincoln CVUL	16.074333	17.758984	20.993984	22.619324	22.378242
	Lincoln CVUL/0.35%	10.719612	11.886676	14.100008	15.241901	15.132815
	Lincoln CVUL LC	16.799311	18.615687	22.072824	23.853131	23.669814
	Lincoln CVUL LC/0.20%	10.748719	11.934730	14.179460	15.353787	15.266296
	Lincoln CVUL III Jumbo	15.749118	17.486867	20.775867	22.496502	22.368309
	Lincoln CVUL III Super Jumbo	14.847210	16.460744	19.527448	21.113003	20.961224
	Lincoln CVUL III Super Jumbo/0.15%	10.315678	11.459630	13.621809	14.757328	14.680575
	Lincoln CVUL III SC (Elite)	16.074333	17.758984	20.993984	22.619324	22.378242
	Lincoln CVUL III LC (Elite)	16.799311	18.615687	22.072824	23.853131	23.669814
	Lincoln CVUL III LC (Elite)/0.20%	10.748719	11.934730	14.179460	15.353787	15.266296
	Lincoln Corporate Variable 4 – Band 1	13.851786	15.303366	18.091046	19.491643	19.283896
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.339652	10.265321
	Lincoln Corporate Variable 4 – Band 2	14.209606	15.745972	18.670174	20.176056	20.020975
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.864870	11.764674	11.697648
	Lincoln Corporate Variable 4 – Band 3	13.328682	14.799362	17.582885	19.039080	18.930588
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.353682	10.304986
	Lincoln Corporate Variable 4 – Band 4	14.452409	16.063130	19.103429	20.706251	20.608865
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.019305	13.372215	15.919105	17.272011	17.207975

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
MFS VIT Utilities Series Initial Class
	Lincoln CVUL	24.341596	27.431156	32.828787	36.750695	31.195821
	Lincoln CVUL/0.35%	12.109869	13.694744	16.446894	18.476280	15.738639
	Lincoln CVUL LC	23.872325	26.983122	32.389663	36.368038	30.963862
	Lincoln CVUL LC/0.20%	12.141818	13.751457	16.539783	18.608522	15.875110
	Lincoln CVUL III Jumbo	35.663216	40.391143	48.581088	54.657436	46.628783
	Lincoln CVUL III Super Jumbo	30.397291	34.375525	41.283768	46.377781	39.505959
	Lincoln CVUL III Super Jumbo/0.15%	10.438639	11.828415	14.233926	16.022262	13.675589
	Lincoln CVUL III SC (Elite)	24.341596	27.431156	32.828787	36.750695	31.195821
	Lincoln CVUL III LC (Elite)	23.872325	26.983122	32.389663	36.368038	30.963862
	Lincoln CVUL III LC (Elite)/0.20%	12.141818	13.751457	16.539783	18.608522	15.875110
	Lincoln Corporate Variable 4 – Band 1	27.049487	30.482830	36.480941	40.839156	34.666310
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.851973	8.392201
	Lincoln Corporate Variable 4 – Band 2	27.746818	31.362494	37.646410	42.270464	35.989261
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.574038	11.896899	10.149359
	Lincoln Corporate Variable 4 – Band 3	23.881761	27.047807	32.532174	36.601224	31.224857
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.865349	8.424652
	Lincoln Corporate Variable 4 – Band 4	28.289437	32.071853	38.613506	43.486601	37.135993
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.827526	19.096516	23.014217	25.944585	22.177935
MFS VIT II Core Equity Portfolio Initial Class
	Lincoln CVUL					17.968510
	Lincoln CVUL/0.35%					18.706213
	Lincoln CVUL LC					17.670051
	Lincoln CVUL LC/0.20%					18.868714
	Lincoln CVUL III Jumbo					28.601493
	Lincoln CVUL III Super Jumbo					26.442773
	Lincoln CVUL III Super Jumbo/0.15%					18.011661
	Lincoln CVUL III SC (Elite)					17.968510
	Lincoln CVUL III LC (Elite)					17.670051
	Lincoln CVUL III LC (Elite)/0.20%					18.868714
	Lincoln Corporate Variable 4 – Band 1					23.435081
	Lincoln Corporate Variable 4 – Band 1/0.35%					10.574128
	Lincoln Corporate Variable 4 – Band 2					24.328096
	Lincoln Corporate Variable 4 – Band 2/0.20%					13.021350
	Lincoln Corporate Variable 4 – Band 3					23.336759
	Lincoln Corporate Variable 4 – Band 3/0.10%					10.614983
	Lincoln Corporate Variable 4 – Band 4					24.708826
NB AMT Large Cap Value Portfolio I Class
	Lincoln CVUL	11.761235	13.617862	17.733390	19.344690	16.942065
	Lincoln CVUL/0.35%	9.403866	10.926520	14.278534	15.630525	13.737245
	Lincoln CVUL LC	13.059074	15.165989	19.808679	21.673464	19.038690
	Lincoln CVUL LC/0.20%	9.428743	10.971864	14.359293	15.742526	13.856475
NB AMT Mid Cap Growth Portfolio I Class
	Lincoln CVUL	16.328266	18.227213	24.003021	25.642644	25.788421
	Lincoln CVUL/0.35%	11.998967	13.441089	17.761395	19.041183	19.216022
	Lincoln CVUL LC	14.742223	16.506158	21.801863	23.361108	23.564531
	Lincoln CVUL LC/0.20%	12.030348	13.496759	17.862616	19.178446	19.384192
	Lincoln CVUL III Jumbo	21.676416	24.318607	32.185054	34.555934	34.926651
	Lincoln CVUL III Super Jumbo	20.753011	23.247756	30.721727	32.935372	33.238787
	Lincoln CVUL III Super Jumbo/0.15%	10.228548	11.481068	15.202493	16.330533	16.513985
	Lincoln CVUL III SC (Elite)	16.328266	18.227213	24.003021	25.642644	25.788421
	Lincoln CVUL III LC (Elite)	14.742223	16.506158	21.801863	23.361108	23.564531
	Lincoln CVUL III LC (Elite)/0.20%	12.030348	13.496759	17.862616	19.178446	19.384192
	Lincoln Corporate Variable 4 – Band 1	18.623157	20.789045	27.376698	29.246953	29.414397
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.698666	10.796566
	Lincoln Corporate Variable 4 – Band 2	19.103765	21.389567	28.252026	30.272574	30.536105
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.951135	12.831555	12.969211
	Lincoln Corporate Variable 4 – Band 3	17.941146	20.128039	26.638944	28.601156	28.907998
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.713174	10.838944
	Lincoln Corporate Variable 4 – Band 4	19.080345	21.427508	28.387113	30.508714	30.866865
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.274638	16.046661	21.279829	22.893128	23.185065

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
NB AMT Mid Cap Intrinsic Value Portfolio I Class
	Lincoln CVUL III Jumbo	19.667388	22.676135	31.015638	35.236490	32.234492
	Lincoln CVUL III Super Jumbo	18.244112	21.003611	28.685002	32.539849	29.722943
	Lincoln CVUL III Super Jumbo/0.15%	10.483574	12.093409	16.549213	18.810761	17.216777
	Lincoln CVUL III SC (Elite)	18.308980	21.004683	28.586341	32.314654	29.414039
	Lincoln CVUL III LC (Elite)	18.883318	21.728639	29.660366	33.629472	30.702874
	Lincoln CVUL III LC (Elite)/0.20%	10.483001	12.086706	16.531781	18.781556	17.181448
	Lincoln Corporate Variable 4 – Band 1	16.615082	19.061375	25.941667	29.329057	26.700398
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.532541	9.620763
	Lincoln Corporate Variable 4 – Band 2	17.043813	19.611951	26.770999	30.353449	27.711952
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.702752	13.293794	12.161218
	Lincoln Corporate Variable 4 – Band 3	13.972921	16.110529	22.035427	25.034178	22.901374
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.546833	9.657947
	Lincoln Corporate Variable 4 – Band 4	16.569023	19.122880	26.181760	29.774533	27.265138
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.907036	12.600772	17.269371	19.658793	18.019976
Oppenheimer Main Street Fund/VA Non-Service Shares
	Lincoln CVUL	11.105035	12.888094	16.864613	18.539451	19.022848
	Lincoln CVUL/0.35%	10.931956	12.731676	16.718292	18.443023	18.990268
	Lincoln CVUL LC	11.025611	12.834335	16.844680	18.573163	19.114707
	Lincoln CVUL LC/0.20%	10.960708	12.784329	16.812687	18.575012	19.154886
Oppenheimer Main Street Small Cap Fund/VA Service Shares
	Lincoln CVUL III Jumbo					9.401021
	Lincoln CVUL III Super Jumbo					9.391553
	Lincoln CVUL III Super Jumbo/0.15%					9.404180
	Lincoln CVUL III SC (Elite)					9.369498
	Lincoln CVUL III LC (Elite)					9.388400
	Lincoln CVUL III LC (Elite)/0.20%					9.401021
	Lincoln Corporate Variable 4 – Band 1					9.369498
	Lincoln Corporate Variable 4 – Band 1/0.35%					9.391553
	Lincoln Corporate Variable 4 – Band 2					9.388400
	Lincoln Corporate Variable 4 – Band 2/0.20%					9.401021
	Lincoln Corporate Variable 4 – Band 3					9.401021
	Lincoln Corporate Variable 4 – Band 3/0.10%					9.407339
	Lincoln Corporate Variable 4 – Band 4					9.407339
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					9.413656
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class
	Lincoln CVUL III Jumbo	14.460897	15.209958	12.948131	10.541337	7.816114
	Lincoln CVUL III Super Jumbo	14.404186	15.127614	12.858719	10.452834	7.738849
	Lincoln CVUL III Super Jumbo/0.15%	9.915019	10.433821	8.886683	7.238454	5.369806
	Lincoln CVUL III SC (Elite)	14.272717	14.937199	12.652476	10.249195	7.561514
	Lincoln CVUL III LC (Elite)	14.385340	15.100247	12.829037	10.423484	7.713254
	Lincoln CVUL III LC (Elite)/0.20%	9.914476	10.428037	8.877009	7.226114	5.356693
	Lincoln Corporate Variable 4 – Band 1	14.272717	14.937199	12.652476	10.249195	7.561514
	Lincoln Corporate Variable 4 – Band 1/0.35%				7.450339	5.515926
	Lincoln Corporate Variable 4 – Band 2	14.383754	15.098680	12.827711	10.422418	7.712394
	Lincoln Corporate Variable 4 – Band 2/0.20%			8.865442	7.210219	5.350821
	Lincoln Corporate Variable 4 – Band 3	14.460897	15.209958	12.948131	10.541337	7.816114
	Lincoln Corporate Variable 4 – Band 3/0.10%				7.460480	5.537289
	Lincoln Corporate Variable 4 – Band 4	14.498827	15.265102	13.008083	10.600756	7.868052
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.536830	15.320453	13.068320	10.660516	7.920243
PIMCO VIT Total Return Portfolio Administrative Class
	Lincoln CVUL III Jumbo			9.659831	10.053355	10.078499
	Lincoln CVUL III Super Jumbo			9.650345	10.028431	10.038442
	Lincoln CVUL III Super Jumbo/0.15%			9.662995	10.061677	10.091886
	Lincoln CVUL III SC (Elite)			9.628247	9.970514	9.945595
	Lincoln CVUL III LC (Elite)			9.647185	10.020137	10.025125
	Lincoln CVUL III LC (Elite)/0.20%			9.659831	10.053355	10.078499
	Lincoln Corporate Variable 4 – Band 1			9.628247	9.970514	9.945595
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.156943	10.167082

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
	Lincoln Corporate Variable 4 – Band 2			9.647185	10.019843	10.024460
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.659831	10.053355	10.078738
	Lincoln Corporate Variable 4 – Band 3			9.659831	10.053355	10.078499
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.170725	10.206364
	Lincoln Corporate Variable 4 – Band 4			9.666160	10.070006	10.105291
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.672631	10.086174	10.131420
Putnam VT Growth & Income Fund Class IB
	Lincoln CVUL III Jumbo	13.839400	16.454919	22.280877
	Lincoln CVUL III Super Jumbo	12.923909	15.343389	20.744691
	Lincoln CVUL III Super Jumbo/0.15%	10.586497	12.593540	17.060875
	Lincoln CVUL III SC (Elite)	11.141383	13.180966	17.758826
	Lincoln CVUL III LC (Elite)	11.490369	13.634661	18.425236
	Lincoln CVUL III LC (Elite)/0.20%	10.585918	12.586559	17.042903
	Lincoln Corporate Variable 4 – Band 1	11.624658	13.752712	18.529143
	Lincoln Corporate Variable 4 – Band 2	11.924415	14.149707	19.121245
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.774525
	Lincoln Corporate Variable 4 – Band 4	12.164450	14.477882	19.623455
T. Rowe Price Equity Income Portfolio
	Lincoln CVUL III Jumbo	10.612395	12.407451	16.063131	17.213369	16.001584
	Lincoln CVUL III Super Jumbo	10.608817	12.384685	16.009643	17.130336	15.900513
	Lincoln CVUL III Super Jumbo/0.15%	10.598137	12.396975	16.057590	17.216037	16.012072
	Lincoln CVUL III SC (Elite)	10.600472	12.331727	15.885530	16.938145	15.667156
	Lincoln CVUL III LC (Elite)	10.607624	12.377106	15.991855	17.102748	15.866966
	Lincoln CVUL III LC (Elite)/0.20%	10.597557	12.390103	16.040672	17.189302	15.979211
	Lincoln Corporate Variable 4 – Band 1	10.600472	12.331727	15.885530	16.938145	15.667156
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.208685	9.475782
	Lincoln Corporate Variable 4 – Band 2	10.607624	12.377106	15.991855	17.102743	15.866950
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.366636	12.180571	11.323100
	Lincoln Corporate Variable 4 – Band 3	10.612395	12.407451	16.063131	17.213376	16.001583
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.222542	9.512409
	Lincoln Corporate Variable 4 – Band 4	10.614782	12.422651	16.098889	17.268948	16.069320
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.617168	12.437863	16.134717	17.324696	16.137334
Templeton Foreign VIP Fund Class 2
	Lincoln CVUL	13.276141	15.587300	19.034074	16.797305	15.597201
	Lincoln CVUL/0.35%	9.628339	11.344096	13.901115	12.310595	11.471166
	Lincoln CVUL LC	13.778320	16.225421	19.872786	17.590201	16.382568
	Lincoln CVUL LC/0.20%	9.653796	11.391168	13.979731	12.398818	11.570733
Templeton Global Bond VIP Fund Class 1
	Lincoln CVUL	17.312143	19.823657	20.057291	20.339898	19.369661
	Lincoln CVUL/0.35%	10.685723	12.278808	12.467076	12.687069	12.124265
	Lincoln CVUL LC	17.660162	20.282896	20.583594	20.936341	19.997588
	Lincoln CVUL LC/0.20%	10.713949	12.329715	12.537555	12.777947	12.229451
	Lincoln CVUL III Jumbo	17.895256	20.594031	20.941180	21.342701	20.426560
	Lincoln CVUL III Super Jumbo	17.718291	20.359829	20.672002	21.036779	20.103577
	Lincoln CVUL III Super Jumbo/0.15%	10.068691	11.592937	11.794252	12.026404	11.515927
	Lincoln CVUL III SC (Elite)	17.312143	19.823657	20.057291	20.339898	19.369661
	Lincoln CVUL III LC (Elite)	17.660162	20.282896	20.583594	20.936341	19.997588
	Lincoln CVUL III LC (Elite)/0.20%	10.713949	12.329715	12.537555	12.777947	12.229451
	Lincoln Corporate Variable 4 – Band 1	17.312143	19.823657	20.057291	20.339898	19.369661
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.890437	9.451692
	Lincoln Corporate Variable 4 – Band 2	17.659489	20.282120	20.582802	20.935535	19.996834
	Lincoln Corporate Variable 4 – Band 2/0.20%			9.751402	9.938366	9.511763
	Lincoln Corporate Variable 4 – Band 3	17.895711	20.594552	20.941707	21.343243	20.427081
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.903862	9.488227
	Lincoln Corporate Variable 4 – Band 4	18.014380	20.751851	21.122771	21.549314	20.644950
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.143761	20.921794	21.317056	21.769282	20.876564

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2011 to 2015 (continued)

Subaccount	Product(s)	2011	2012	2013	2014	2015
Templeton Growth VIP Fund Class 1
	Lincoln CVUL III Jumbo	15.450374	18.719119	24.481809	23.814510	22.284564
	Lincoln CVUL III Super Jumbo	14.962313	18.100645	23.637489	22.958725	21.451530
	Lincoln CVUL III Super Jumbo/0.15%	10.467191	12.688013	16.602314	16.157867	15.127385
	Lincoln CVUL III SC (Elite)	13.101645	15.794354	20.553729	19.893734	18.522751
	Lincoln CVUL III LC (Elite)	13.511096	16.336871	21.323537	20.700861	19.332214
	Lincoln CVUL III LC (Elite)/0.20%	10.466619	12.680980	16.584826	16.132775	15.096336
	Lincoln Corporate Variable 4 – Band 1	13.377161	16.126507	20.985974	20.311304	18.910191
	Lincoln Corporate Variable 4 – Band 1/0.35%				9.234775	8.628534
	Lincoln Corporate Variable 4 – Band 2	13.721643	16.591454	21.655828	21.023452	19.633340
	Lincoln Corporate Variable 4 – Band 2/0.20%			11.710403	11.391076	10.659264
	Lincoln Corporate Variable 4 – Band 3	11.804417	14.301818	18.704640	18.194802	17.025913
	Lincoln Corporate Variable 4 – Band 3/0.10%				9.247314	8.661892
	Lincoln Corporate Variable 4 – Band 4	13.385270	16.233420	21.252044	20.693732	19.383691
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.766314	11.856192	15.537136	15.143912	14.199398
Templeton Growth VIP Fund Class 2
	Lincoln CVUL	14.519503	17.455712	22.676349	21.884238	20.321897
	Lincoln CVUL/0.35%	9.806398	11.830815	15.422998	14.936467	13.918808
	Lincoln CVUL LC	14.710917	17.738946	23.113464	22.373136	20.838367
	Lincoln CVUL LC/0.20%	9.832097	11.880148	15.510601	15.043864	14.039857
Wells Fargo VT Discovery Fund Class 2
	Lincoln CVUL III Jumbo			10.574028	10.590377	10.414622
	Lincoln CVUL III Super Jumbo			10.571858	10.572327	10.381280
	Lincoln CVUL III Super Jumbo/0.15%			10.574752	10.596401	10.425759
	Lincoln CVUL III SC (Elite)			10.566795	10.530329	10.303896
	Lincoln CVUL III LC (Elite)			10.571135	10.566317	10.370190
	Lincoln CVUL III LC (Elite)/0.20%			10.574028	10.590377	10.414622
	Lincoln Corporate Variable 4 – Band 1			10.566795	10.530329	10.303896
	Lincoln Corporate Variable 4 – Band 1/0.35%				10.394460	10.206627
	Lincoln Corporate Variable 4 – Band 2			10.571135	10.566317	10.370190
	Lincoln Corporate Variable 4 – Band 2/0.20%			10.574028	10.590377	10.414622
	Lincoln Corporate Variable 4 – Band 3			10.574028	10.590377	10.414622
	Lincoln Corporate Variable 4 – Band 3/0.10%				10.408570	10.246077
	Lincoln Corporate Variable 4 – Band 4			10.575476	10.602428	10.436909
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			10.576923	10.614493	10.459249

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account S at December 31, 2015, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

We previously audited, in accordance with the standards of the Public Company Oversight Board (United States), the financial statements for the four years ended December 31, 2014 (none of which are presented herein) and expressed an unqualified opinion on those financial statements. The accompanying Summary of Unit Values by Subaccount and Product as of December 31, 2015, 2014, 2013, 2012, and 2011 has been subjected to audit procedures performed in conjunction with the audit of the Variable Account's financial statements. Such information is the responsibility of the Variable Account's management. Our audit procedures included determining whether the information reconciles to the financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Philadelphia, Pennsylvania
April 1, 2016

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)
(b)	Commission Schedule for Variable Life Policies.(2)
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(3) and amendments.(6)
(d)	(1)	Policy Form LN939(14)
(2)	Load Amortization Rider—LR853(14)
(3)	Term Insurance Rider—LR526(8)
(4)	Enhanced Surrender Value Rider—LR529(9)
(5)	Adjustable Benefit Enhancement Rider—LR790 (11)
(6)	Alternative Policy Loan Rider—LR791(12)
(7)	Surrender Value and Loan Spread Enhancement Rider—LR793(20)
(8)	Customized Benefit Enhancement Rider—LR797(10)
(9)	Earnings Stabilization Rider—LR798(22)
(e)	(1)	Application Part I—B58(16)
(2)	Application Part II (Corporate/Individual Owner)—B59(16)
(3)	Consent Forms B10457 and B10458(16)
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company.(4)
(2)	Bylaws of The Lincoln National Life Insurance Company.(7)
(g)	Reinsurance Contracts.(13)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (21)
(2)	AllianceBernstein Variable Products Series Fund, Inc. (18)
(3)	American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (17)
(4)	American Funds Insurance Series (18)
(5)	BlackRock Variable Series Fund, Inc. (17)
(6)	Delaware VIP Trust (18)
(7)	Deutsche Investments VIT Funds (21)
(8)	Deutsche Variable Series II (18)
(9)	Fidelity Variable Insurance Products (18)
(10)	Franklin Templeton Variable Insurance Products Trust (18)
(11)	Goldman Sachs Variable Insurance Trust (18)
(12)	Ivy Fund Variable Insurance Portfolios (25)
(13)	Janus Aspen Series (15)
(14)	JPMorgan Insurance Trust (24)
(15)	Legg Mason Partners Variable Equity Trust (18)
(16)	Lincoln Variable Insurance Products Trust (24)
(17)	M Fund, Inc. (21)
(18)	MFS Variable Insurance Trust (18)

(19)	Neuberger Berman Advisers Management Trust (21)
(20)	Oppenheimer Variable Account Funds (18)
(21)	PIMCO Variable Insurance Trust (18)
(22)	Putnam Variable Trust (24)
(23)	T. Rowe Price Equity Series, Inc. (19)
(a)	Amendment dated March 24, 2014 (26)
(24)	Wells Fargo Variable Trust Funds (23)
(i)	(1)	Accounting and Financial Administration Services Agreement dated 10/1/07 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(5)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esq.
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures(24)

(1)	Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-04999) filed on September 24, 1996.
(2)	Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.
(3)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(4)	Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-27783) filed on December 5, 1996.
(5)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(6)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(7)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(8)	Incorporated by reference to Initial Registration Statement on Form N-6 (File 333-104719) filed on April 24, 2003.
(9)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-104719) filed on July 17, 2003.
(10)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-125790) filed on September 19, 2012.
(11)	Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.
(12)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-104719) filed on May 10, 2005.
(13)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(14)	Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.
(15)	Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(16)	Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.

(17)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(18)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(19)	(a)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)
(b)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)
(c)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-04999) filed on April 6, 2011. (Amendment dated February 9, 2011)
(d)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-04999) filed on April 6, 2012. (Amendment dated October 10, 2011)
(20)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-125790) filed on April 3, 2012.
(21)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(22)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-125790) filed on October 18, 2013.
(23)	(a)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-68842) filed on April 4, 2008. (Fund Participation Agreement)
(b)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 27 (File No. 333-68842) filed on April 27, 2011. (Amendment dated July 16, 2010)
(c)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-68842) filed on April 19, 2013. (Amendment dated April 4, 2012)
(d)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-125790) filed on April 1, 2014. (Amendment dated November 11, 2013)
(24)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(25)	Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-193272) filed on May 16, 2014.
(26)	Incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No. 333-125790) filed on April 1, 2015.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Keith J. Ryan*	Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 56 on Form N-4 (File No. 033-26032) filed on December 28, 2015)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President, Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of

New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S, (File No.: 333-125790; 811-09241; CIK: 0001080299) has duly caused this Post-Effective Amendment No. 29 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 1st day of April, 2016.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account S
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 to the Registration Statement (File No.: 333-125790; 811-09241; CIK: 0001080299) on Form N-6 has been signed below on April 1, 2016 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	/s/ Mark E. Konen *	Executive Vice President and Director
Mark E. Konen

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592

Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164

Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585

Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410

Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412

Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796; 333-191329; 333-192303; 333-200100; 811-08557

Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235, 333-145239; 333-188891; 333-207968; 811-08579

Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241

Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028

Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275; 811-04160

Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618; 811-01434

Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214

Lincoln National Variable Annuity Account E: 033-26032; 811-04882

Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615; 811-05721

Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 333-198911; 333-198912; 333-198913; 333-198914; 811-07645

Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897; 333-172328; 333-174367; 333-181612; 333-186894; 333-193272; 333-193273; 333-193274; 811-08517

Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569

Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855

Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231

Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188

Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779

Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer
Ellen Cooper	and Director

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen	Executive Vice President and Director
Mark E. Konen

/s/ Wilford H. Fuller	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version dated: January 2016